UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

IVY FUNDS

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report SEPTEMBER 30, 2018

Ticker
	Class A	Class B	Class C	Class E	Class I	Class N	Class R	Class Y
IVY FUNDS

Ivy Apollo Multi-Asset Income Fund	IMAAX		IMACX		IMAIX	IMURX		IMAYX

Ivy Apollo Strategic Income Fund	IAPOX		ICPOX		IIPOX	IRPOX		IYPOX

Ivy California Municipal High Income Fund	IMHAX		IMHCX		IMHIX			IMHYX

Ivy Cash Management Fund	IAAXX	IABXX	IACXX

Ivy Corporate Bond Fund	IBJAX	IBJBX	IBJCX	IBJEX	IBJIX	IBJNX	IBJRX	IBJYX

Ivy Crossover Credit Fund	ICKAX			ICKEX	ICKIX	ICKNX	ICKRX	ICKYX

Ivy Government Securities Fund	IGJAX	IGJBX	IGJCX	IGJEX	IGJIX	IGJNX	IGJRX	IGJYX

Ivy IG International Small Cap Fund	IVJAX		IVJCX		IVJIX	IVJRX		IVJYX

Ivy Pictet Emerging Markets Local Currency Debt Fund	IECAX		IECCX	IECEX	IECIX	IMMCX	IECRX	IECYX

Ivy Pictet Targeted Return Bond Fund	IRBAX		IRBCX		IRBIX	IRBRX		IRBYX

Ivy PineBridge High Yield Fund	IPNAX				IPNIX	IPNNX	IPNRX

IVY INVESTMENTS® refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY FUNDS

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2

PRESIDENT’S LETTER	IVY FUNDS

SEPTEMBER 30, 2018 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

While most of the fiscal year remained relatively calm, market volatility returned toward the end of the period. As 2018 progressed, trade disputes, geopolitical tensions and uncertain global growth rates provided a choppy ride for investors.

Economic growth is poised to finish 2018 on solid footing, as global inflation remains somewhat tepid. We believe global gross domestic product (GDP) is on track for a 3.7% growth rate in 2018, taking into account some minor downward revisions to our forecast because of isolated emerging market weakness.

The U.S. continues to provide a strong foundation across the global economic stage. Domestic capital expenditures (capex) are solid and small business confidence is at an all-time high. In addition, consumer spending has held up well despite higher gasoline prices. We believe the U.S. growth rate will average around 3% annualized in 2018.

The deterioration in eurozone economic data seems to be waning following an agreement between the U.S. and European Union (EU) to discuss a reduction in tariffs on industrial goods. Brexit negotiations between the U.K. and EU continue to be choppy, which has caused some delays in anticipated capex spending for the eurozone. While we believe the two parties will come to a resolution for the U.K.’s exit from the EU prior to the March 2019 deadline, the ongoing negotiations may cause lingering economic tumult until a deal can be reached. We expect eurozone GDP growth at an average annual rate around 2% in 2018.

While the European Central Bank reduced the amount of its asset purchases during the third quarter, it has committed to keeping rates low for an extended period. We think that decision is likely to continue to support the EU economy. In addition, the Bank of England recently raised interest rates and we think it is set to continue increasing rates gradually, barring any unforeseen Brexit issues.

Much attention of late has been focused on emerging markets. China’s economy has been weaker because of a combination of deleveraging and the institution of new pollution controls on select industries. These factors, coupled with concerns about an escalating trade war with the U.S., have pushed China’s policymakers to begin to ease policy. We believe recent announcements of tax cuts and increased infrastructure spending in addition to lower interest rates will stabilize China’s economy during the fourth quarter.

Currency crises plagued Turkey and Argentina throughout the third quarter, which sent tremors through other emerging market economies, including South Africa. Emerging markets continue to face headwinds from longer term fundamental outlook; the international trade uncertainty and a strong U.S. dollar. We believe emerging markets continue to offer a sound longer term fundamental outlook; however, market volatility is likely to persist until there is more clarity surrounding potential risks.

Overall, expanding valuations and corporate earnings growth have been key drivers in the equity markets. We believe continued earnings growth will need to carry more of the burden going forward. We see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

We remain attuned to a range of risks investors may face in the current environment, and believe it is important to stay focused on the fundamentals and merits of individual market sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While those can affect every business and investor, we think the innovation and management skill within individual companies ultimately drive long-term stock prices.

Economic Snapshot

	9/30/2018	9/30/2017
S&P 500 Index	2,913.98	2,519.36
MSCI EAFE Index	1,973.60	1,973.81
10-Year Treasury Yield	3.05%	2.33%
U.S. unemployment rate	3.7%	4.2%
30-year fixed mortgage rate	4.72%	3.83%
Oil price per barrel	$73.25	$51.67

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2018	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2018.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-18	Ending Account Value 9-30-18	Expenses Paid During Period*	Beginning Account Value 3-31-18	Ending Account Value 9-30-18	Expenses Paid During Period*
Ivy Apollo Multi-Asset Income Fund
Class A	$1,000	$1,026.70	$6.18	$1,000	$1,018.99	$6.16	1.21%
Class C	$1,000	$1,023.10	$9.81	$1,000	$1,015.35	$9.77	1.94%
Class I	$1,000	$1,028.30	$4.46	$1,000	$1,020.64	$4.45	0.88%	(3)
Class N	$1,000	$1,029.00	$3.96	$1,000	$1,021.18	$3.94	0.78%	(3)
Class Y	$1,000	$1,026.00	$5.88	$1,000	$1,019.23	$5.86	1.17%

See footnotes on page 6.

4	ANNUAL REPORT	2018

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-18	Ending Account Value 9-30-18	Expenses Paid During Period*	Beginning Account Value 3-31-18	Ending Account Value 9-30-18	Expenses Paid During Period*
Ivy Apollo Strategic Income Fund
Class A	$1,000	$1,014.30	$5.84	$1,000	$1,019.30	$5.86	1.15%
Class C	$1,000	$1,011.90	$9.36	$1,000	$1,015.79	$9.37	1.85%
Class I	$1,000	$1,017.00	$4.03	$1,000	$1,021.11	$4.04	0.79%	(3)
Class N	$1,000	$1,017.50	$3.73	$1,000	$1,021.39	$3.74	0.73%	(3)
Class Y	$1,000	$1,014.60	$5.54	$1,000	$1,019.55	$5.55	1.10%
Ivy California Municipal High Income Fund
Class A	$1,000	$1,006.50	$4.01	$1,000	$1,021.05	$4.04	0.80%
Class C	$1,000	$1,001.00	$8.60	$1,000	$1,016.43	$8.67	1.72%
Class I	$1,000	$1,007.50	$3.01	$1,000	$1,022.06	$3.03	0.60%
Class Y	$1,000	$1,006.40	$4.11	$1,000	$1,021.00	$4.14	0.80%
Ivy Cash Management Fund
Class A	$1,000	$1,007.10	$3.91	$1,000	$1,021.17	$3.94	0.78%
Class B**	$1,000	$1,002.50	$8.41	$1,000	$1,016.67	$8.47	1.68%
Class C	$1,000	$1,002.20	$8.61	$1,000	$1,016.43	$8.67	1.72%
Ivy Corporate Bond Fund
Class A	$1,000	$1,001.00	$5.20	$1,000	$1,019.87	$5.25	1.04%
Class B**	$1,000	$993.90	$12.16	$1,000	$1,012.86	$12.28	2.44%
Class C	$1,000	$997.40	$9.29	$1,000	$1,015.81	$9.37	1.85%
Class E	$1,000	$1,000.70	$4.00	$1,000	$1,021.06	$4.04	0.80%
Class I	$1,000	$1,002.70	$3.50	$1,000	$1,021.55	$3.54	0.70%
Class N	$1,000	$1,002.00	$2.70	$1,000	$1,022.34	$2.73	0.54%
Class R	$1,000	$999.90	$6.40	$1,000	$1,018.62	$6.46	1.29%
Class Y	$1,000	$1,001.30	$4.70	$1,000	$1,020.33	$4.75	0.94%
Ivy Crossover Credit Fund
Class A	$1,000	$994.30	$4.49	$1,000	$1,020.55	$4.55	0.90%
Class E	$1,000	$994.40	$4.49	$1,000	$1,020.56	$4.55	0.90%
Class I	$1,000	$995.50	$3.29	$1,000	$1,021.81	$3.34	0.65%
Class N	$1,000	$995.50	$3.29	$1,000	$1,021.81	$3.34	0.65%
Class R	$1,000	$991.50	$7.27	$1,000	$1,017.79	$7.36	1.45%
Class Y	$1,000	$994.30	$4.49	$1,000	$1,020.55	$4.55	0.90%
Ivy Government Securities Fund
Class A	$1,000	$994.40	$4.99	$1,000	$1,020.05	$5.05	1.00%
Class B**	$1,000	$990.20	$9.25	$1,000	$1,015.74	$9.37	1.86%
Class C	$1,000	$990.30	$8.96	$1,000	$1,016.03	$9.07	1.80%
Class E	$1,000	$995.10	$4.29	$1,000	$1,020.80	$4.34	0.85%
Class I	$1,000	$995.50	$3.59	$1,000	$1,021.46	$3.64	0.72%
Class N	$1,000	$996.40	$2.99	$1,000	$1,022.11	$3.03	0.59%
Class R	$1,000	$992.70	$6.68	$1,000	$1,018.33	$6.76	1.34%
Class Y	$1,000	$994.20	$4.99	$1,000	$1,020.05	$5.05	1.00%

See footnotes on page 6.

2018	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-18	Ending Account Value 9-30-18	Expenses Paid During Period*	Beginning Account Value 3-31-18	Ending Account Value 9-30-18	Expenses Paid During Period*
Ivy IG International Small Cap Fund
Class A	$1,000	$954.20	$7.13	$1,000	$1,017.79	$7.36	1.45%
Class C	$1,000	$950.70	$10.83	$1,000	$1,013.95	$11.18	2.22%
Class I	$1,000	$956.60	$5.38	$1,000	$1,019.59	$5.55	1.09%	(3)
Class N	$1,000	$955.80	$5.38	$1,000	$1,019.53	$5.55	1.11%	(3)
Class Y	$1,000	$954.20	$7.13	$1,000	$1,017.79	$7.36	1.45%
Ivy Pictet Emerging Markets Local Currency Debt Fund
Class A	$1,000	$863.30	$5.50	$1,000	$1,019.12	$5.96	1.19%
Class C	$1,000	$861.10	$8.56	$1,000	$1,015.87	$9.27	1.84%
Class E	$1,000	$865.40	$4.94	$1,000	$1,019.78	$5.35	1.05%
Class I	$1,000	$866.10	$3.73	$1,000	$1,021.05	$4.04	0.80%
Class N	$1,000	$866.10	$3.73	$1,000	$1,021.05	$4.04	0.80%
Class R	$1,000	$862.60	$6.98	$1,000	$1,017.54	$7.57	1.50%
Class Y	$1,000	$864.30	$5.59	$1,000	$1,019.10	$6.06	1.19%
Ivy Pictet Targeted Return Bond Fund
Class A	$1,000	$1,003.00	$6.21	$1,000	$1,018.87	$6.26	1.24%
Class C	$1,000	$1,000.00	$9.60	$1,000	$1,015.46	$9.67	1.92%
Class I	$1,000	$1,005.00	$5.01	$1,000	$1,020.05	$5.05	1.00%
Class N	$1,000	$1,006.00	$4.41	$1,000	$1,020.70	$4.45	0.87%
Class Y	$1,000	$1,003.00	$6.21	$1,000	$1,018.87	$6.26	1.24%
Ivy PineBridge High Yield Fund
Class A	$1,000	$1,029.70	$5.07	$1,000	$1,020.05	$5.05	1.00%
Class I	$1,000	$1,032.20	$3.66	$1,000	$1,021.46	$3.64	0.72%
Class N	$1,000	$1,030.10	$3.65	$1,000	$1,021.46	$3.64	0.72%
Class R	$1,000	$1,027.10	$7.40	$1,000	$1,017.76	$7.36	1.46%

*

Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2018, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(1)

This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

(3)	Reflects the lower expense limit which went into effect July 31, 2018.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

6	ANNUAL REPORT	2018

MANAGEMENT DISCUSSION	IVY APOLLO MULTI-ASSET INCOME FUND

(UNAUDITED)

The Ivy Apollo Multi-Asset Income Fund is managed overall by Ivy Investment Management Company, which has retained Apollo Credit Management, LLC, to sub-advise the total return strategy sleeve and LaSalle Investment Management Securities, LLC, to sub-advise the global real estate strategy sleeve. Below, two portfolio managers of the Fund, Philip J. Sanders, CFA, and Mark G. Beischel, CFA, discuss positioning, performance and results for the fiscal year ended September 30, 2018. Mr. Sanders and Mr. Beischel have managed the Fund since inception. Mr. Sanders has 30 years of industry experience and Mr. Beischel has 25 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2018
Ivy Apollo Multi-Asset Income Fund
(Class A shares at net asset value)	4.41%
Ivy Apollo Multi-Asset Income Fund
(Class A shares including sales charges)	-1.58%

Benchmark(s) and/or Lipper Category
50% FTSE All-World High Dividend Yield Index/50% ICE BofAML U.S. High Yield Index	2.81%
(generally reflects the performance of equities, excluding REITs, with higher-than-average dividend yields; and the performance of securities representing the high-yield sector of the bond market)
50% MSCI World High Dividend Yield Index/50% ICE BofAML U.S. High Yield Index	3.92%

(generally reflects the performance of equities, excluding REITs, with higher-than-average dividend yields that are both sustainable and persistent; and the performance of securities representing the high-yield sector of the bond market)

FTSE All-World High Dividend Yield Index	2.53%
(generally reflects the performance of equities, excluding REITs, with higher-than-average dividend yields)
MSCI World High Dividend Yield Index	4.80%
(generally reflects the performance of equities, excluding REITs, with higher-than-average dividend yields that are both sustainable and persistent)
ICE BofAML U.S. High Yield Index	2.94%
(generally reflects the performance of securities representing the high-yield sector of the bond market)
Lipper Mixed-Asset Target Allocation Moderate Funds Universe Average	5.13%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. Effective August 2018, the Fund’s blended benchmark index changed to 50% FTSE All-World High Dividend Yield Index + 50% ICE BofAML U.S. High Yield Index from the prior blended benchmark of 50% MSCI World High Dividend Yield Index + 50% ICE BofAML U.S. High Yield Index. Ivy Investment Management Company believes the new blended benchmark is more reflective of the types of securities in which the Fund invests than the prior blended benchmark. The prior blended benchmark is shown for comparison purposes. The performance discussion below is at net asset value (NAV).

Improving global climate

As a whole, global equities were higher for the fiscal year with the U.S. and Japan the standout performers as the fiscal year ended. Emerging market equities underperformed during calendar year 2018 after starting the fiscal year with strong performance. As global liquidity waned late in the fiscal year, weaker emerging market countries such as Turkey, Argentina, Brazil and Mexico faced wider credit spreads, weaker currencies and lower stock prices.

Volatility in the global fixed income markets also increased late in the fiscal year. Political concerns emerged from elections in Italy, where a new government brought the European Union’s (EU) sustainability back into the spotlight. The new Italian government’s targeted budget deficit was more aggressive than the market expected, resulting in euro weakening and Italian government rates increasing. Against this backdrop, the U.S. dollar showed ongoing strength during the fiscal year against other world currencies.

The Trump administration’s policies regarding international trade and investment emerged as an important source of downside risk for the global economy during the fiscal year. As the year came to a close, the administration completed a revamp of the North American Free Trade Agreement (NAFTA) with Mexico and Canada — named the U.S.-Mexico-Canada Agreement (USMCA) — but trade talks with China did not make similar progress. Tariffs and the potential for an extended trade war between the U.S. and China emerged during the year and extended to other countries. Tariffs were in place on much of the world’s steel and aluminum shipments to the U.S. along with a range of other consumer and industrial goods. Most of the affected nations have imposed their own tariffs on a broad range of U.S. goods. It is unclear what the end-game strategy is for the Trump administration related to trade, which added to market uncertainty.

2018	ANNUAL REPORT	7

Portfolio strategy

The Fund finished the fiscal year with a positive return that was higher than its blended benchmark index, but was less than the positive return of its peer group average.

The Fund’s performance relative to its benchmark was helped by its relatively shorter effective duration and large weighting in credit, as the Trump administration’s pro-growth policies on fiscal stimulus, tax reforms and reduced regulations allowed improvement in U.S. economic conditions that led to tightening in credit spreads. The main contributor was the Fund’s high-yield exposure in the CCC- rated bond market and to the leveraged loan market. The CCC sector within the high yield market continued to benefit from a lack of issuance as well as exposure to U.S. rather than international growth. The leveraged loan market continued to benefit from rising short-term interest rates, based on the U.S. Federal Reserve (Fed) steadily increasing rates.

The Fed increased the fed funds rate late in the fiscal year to a range of 2.00-2.25%, a 0.25-percentage point increase from the prior level, marking the third rate increase in calendar year 2018 and the eighth increase since December 2015. The Fed indicated it had determined that it had met its dual mandate, with the unemployment rate at 3.9% as the fiscal year ended and core inflation approaching the Fed’s 2% target.

For the fiscal year, the global equity income sleeve of the Fund also was a key driver of relative performance. The equities contribution primarily came from holdings in the consumer discretionary, consumer staples and energy sectors.

We again maintained a low duration in the Fund and have built what we believe to be plenty of liquidity. We believe shorter duration will enable the portfolio to continue to focus on higher yielding corporate bonds, while greater liquidity will allow us to be more responsive to changing market environments.

Outlook

We think President Donald Trump will use the USMCA framework for future trade negotiations with the EU and Japan. Further negotiations with China do not appear to be imminent. Emerging-market growth is now under pressure from the combination of a stronger U.S. dollar and higher oil prices. The outlook is further clouded by the aggressive U.S. trade policy. These headwinds could result in sales and earnings pressure for multinational and emerging market companies. In Europe, political uncertainty has increased largely due the region’s inability to effectively manage and absorb a large population of refugees.

We think the Fed will continue gradual rate hikes and expect another increase during 2018. The market also is anticipating two or three increases in 2019.

We believe the shape of the yield curve will remain flat, with the Fed continuing its approach of increased short-term rates and measured inflationary pressures on the long end of the curve. The long end of the curve also is being affected by what we consider “push” forces (increased Treasury supply from budget deficits, Fed balance sheet normalization and increased term premiums) and “pull” forces (global trade concerns, a strong U.S. dollar, political concerns and emerging market volatility).

U.S. labor markets continue to grow and beat expectations, which has kept consumer confidence near cycle highs and supported strong spending growth.

We believe trade will continue to be a risk factor going forward. There is the potential for more tariffs followed by retaliatory actions that might impact companies’ capital investment plans. In our view, a negative feedback loop could affect the markets and ultimately consumer confidence.

We also believe U.S. economic growth is likely to continue to benefit from lower individual and corporate tax rates, vigorous private-sector hiring and consumer spending.

We think pressure on U.S. interest rates is likely to continue as a growing Treasury supply from budget deficits and the normalization of the Fed balance sheet combine to put some term premium back into the yield curve.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which would result in the Fund performing poorly.

8	ANNUAL REPORT	2018

While Ivy Investment Management Company (IICO) monitors the investments of Apollo Credit Management (Apollo) and LaSalle Investment Management Securities (LaSalle) in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO, Apollo and LaSalle make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by IICO, Apollo or LaSalle will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest rate risk and, as such, the NAV of the Fund may fall as interest rates rise.

Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Fund’s prospectus

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Apollo Multi-Asset Income Fund.

2018	ANNUAL REPORT	9

PORTFOLIO HIGHLIGHTS	IVY APOLLO MULTI-ASSET INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Stocks	47.6%
Real Estate	9.1%
Financials	7.3%
Energy	6.4%
Health Care	6.0%
Industrials	4.8%
Consumer Staples	4.3%
Materials	3.4%
Information Technology	2.4%
Utilities	1.6%
Consumer Discretionary	1.5%
Telecommunication Services	0.8%
Bonds	47.4%
Corporate Debt Securities	27.5%
Loans	16.4%
Mortgage-Backed Securities	1.9%
Asset-Backed Securities	1.6%
Other Government Securities	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.0%

Country Weightings

North America	60.2%
United States	56.4%
Canada	3.7%
Other North America	0.1%
Europe	26.5%
France	6.3%
United Kingdom	6.3%
Netherlands	4.0%
Other Europe	9.9%
Pacific Basin	7.2%
Bahamas/Caribbean	0.7%
Other	0.4%
South America	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.0%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Total S.A.	France	Energy	Integrated Oil & Gas
Pfizer, Inc.	United States	Health Care	Pharmaceuticals
Johnson & Johnson	United States	Health Care	Pharmaceuticals
Royal Dutch Shell plc, Class A	Netherlands	Energy	Integrated Oil & Gas
iShares iBoxx $ High Yield Corporate Bond ETF	United States	Financials	Registered Investment Companies
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats
Intel Corp.	United States	Information Technology	Semiconductors
Lockheed Martin Corp.	United States	Industrials	Aerospace & Defense
Unilever N.V., Certicaaten Van Aandelen	United Kingdom	Consumer Staples	Personal Products
CNOOC Ltd.	China	Energy	Oil & Gas Exploration & Production

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

10	ANNUAL REPORT	2018

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY APOLLO MULTI-ASSET INCOME FUND

(UNAUDITED)

(a)

Effective April 2018, the Fund’s blended benchmark changed from 50% MSCI World High Dividend Yield Index + 50% ICE BofAML US High Yield Index to 50% FTSE All-World High Dividend Yield Index + 50% ICE BofAML US High Yield Index and the MSCI World High Dividend Yield Index component changed to the FTSE All-World High Dividend Yield Index. IICO believes that the blended benchmark of 50% FTSE All-World High Dividend Yield Index + 50% ICE BofAML US High Yield Index and the FTSE All-World High Dividend Yield Index component are more reflective of the types of securities in which the Fund invests than the prior blended benchmark and benchmark component.

(b)	The prior blended benchmark and benchmark components are shown for comparison purposes.

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N	Class Y
1-year period ended 9-30-18	-1.58%	3.64%	4.71%	4.96%	4.45%
5-year period ended 9-30-18	—	—	—	—	—
10-year period ended 9-30-18	—	—	—	—	—
Since Inception of Class through 9-30-18(4)	4.55%	5.87%	6.95%	7.10%	6.69%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

10-1-15 for Class A shares, 10-1-15 for Class C shares, 10-1-15 for Class I shares, 10-1-15 for Class N shares and 10-1-15 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2018	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS	Shares		Value
Consumer Discretionary

Apparel Retail – 0.0%
True Religion Apparel, Inc. (A)(C)	1		$61

Apparel, Accessories & Luxury Goods – 0.4%
LVMH Moet Hennessy – Louis Vuitton (B)	6		2,115

Broadcasting – 0.0%
Cumulus Media, Inc., Class A (A)	—	*	6

Cable & Satellite – 0.0%
Altice N.V., Class A (A)(B)	9		24
Altice USA, Inc., Class A	4		68

			92

Education Services – 0.0%
Laureate Education, Inc., Class A (A)	11		165

Footwear – 0.4%
ANTA Sports Products Ltd. (B)	376		1,803

Home Improvement Retail – 0.4%
Home Depot, Inc. (The)	10		2,086

Homebuilding – 0.3%
Bellway plc (B)	45		1,766

Total Consumer Discretionary – 1.5%			8,094
Consumer Staples

Hypermarkets & Super Centers – 0.8%
Wal-Mart Stores, Inc.	41		3,895

Packaged Foods & Meats – 1.5%
Marine Harvest ASA (B)	95		2,192
Nestle S.A., Registered Shares (B)	70		5,825

			8,017

Personal Products – 1.0%
Unilever N.V., Certicaaten Van Aandelen (B)	93		5,182

Tobacco – 1.0%
British American Tobacco plc (B)	63		2,924
Philip Morris International, Inc.	25		2,069

			4,993

Total Consumer Staples – 4.3%			22,087
Energy

Integrated Oil & Gas – 5.2%
Chevron Corp.	32		3,859
PJSC LUKOIL ADR (B)	31		2,351
Royal Dutch Shell plc, Class A (B)(D)	215		7,386
Suncor Energy, Inc.	115		4,436
Total S.A. (B)	126		8,179

			26,211

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas Exploration & Production – 0.9%
CNOOC Ltd. (B)	2,432	$4,815

Total Energy – 6.1%		31,026
Financials

Asset Management & Custody Banks – 0.4%
3i Group plc (B)	167	2,050

Diversified Banks – 4.1%
Banco Santander S.A. (B)	445	2,240
Bank of Montreal (B)	48	3,995
BNP Paribas S.A. (B)	70	4,255
BOC Hong Kong (Holdings) Ltd. (B)	798	3,793
Bumiputra-Commerce Holdings Berhad (B)	1,471	2,136
DBS Group Holdings Ltd. (B)	125	2,382
ING Groep N.V., Certicaaten Van Aandelen (B)	172	2,240

		21,041

Other Diversified Financial Services – 0.4%
JPMorgan Chase & Co.	19	2,128

Property & Casualty Insurance – 0.8%
Tokio Marine Holdings, Inc. (B)	84	4,158

Regional Banks – 0.4%
KeyCorp	109	2,162

Total Financials – 6.1%		31,539
Health Care

Health Care Equipment – 0.6%
Medtronic plc	33	3,231

Pharmaceuticals – 5.4%
AbbVie, Inc.	33	3,101
AstraZeneca plc (B)	61	4,726
Concordia International Corp. (A)(B)	7	139
Johnson & Johnson	56	7,738
Pfizer, Inc.	176	7,743
Roche Holdings AG, Genusscheine (B)	19	4,642

		28,089

Total Health Care – 6.0%		31,320
Industrials

Aerospace & Defense – 2.2%
BAE Systems plc (B)	281	2,308
Lockheed Martin Corp.	16	5,441
United Technologies Corp.	25	3,534

		11,283

Building Products – 0.3%
Compagnie de Saint-Gobain (B)	38	1,651

Construction & Engineering – 0.6%
Vinci (B)	31	2,949

COMMON STOCKS (Continued)	Shares		Value
Electrical Components & Equipment – 1.2%
Eaton Corp.	44		$3,830
Schneider Electric S.A. (B)	30		2,442

			6,272

Industrial Conglomerates – 0.5%
Koninklijke Philips Electronics N.V., Ordinary Shares (B)	53		2,420

Total Industrials – 4.8%			24,575
Information Technology

Semiconductor Equipment – 0.3%
Tokyo Electron Ltd. (B)	13		1,818

Semiconductors – 1.4%
Cypress Semiconductor Corp.	117		1,689
Intel Corp.	122		5,785

			7,474

Systems Software – 0.7%
Microsoft Corp.	32		3,618

Total Information Technology – 2.4%			12,910
Materials

Construction Materials – 0.4%
CRH plc (B)	59		1,923

Diversified Chemicals – 1.3%
Dow Chemical Co. (The)	50		3,188
Eastman Chemical Co.	35		3,381

			6,569

Diversified Metals & Mining – 0.8%
Anglo American plc (B)	84		1,890
Rio Tinto plc (B)	48		2,417

			4,307

Paper Packaging – 0.4%
WestRock Co.	39		2,079

Paper Products – 0.5%
Mondi plc (B)	83		2,274

Total Materials – 3.4%			17,152
Real Estate

Diversified Real Estate Activities – 1.3%
Heiwa Real Estate Co. Ltd. (B)	34		592
MCUBS MidCity Investment Corp. (B)	—	*	65
Mitsubishi Estate Co. Ltd. (B)	101		1,709
Mitsui Fudosan Co. Ltd. (B)	28		294
Mitsui Fudosan Co. Ltd. (B)	63		1,486
Sun Hung Kai Properties Ltd. (B)	155		2,250
UOL Group Ltd. (B)	12		60

			6,456

Diversified REITs – 0.8%
Cominar Real Estate Investment Trust (B)	12		113

12	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares		Value
Diversified REITs (Continued)
Dexus (B)	57		$437
Gecina (B)	2		383
GPT Group (B)	75		284
H&R Real Estate Investment Trust (B)	13		201
Kenedix Office Investment Corp. (B)	—	*	217
Land Securities Group plc (B)	79		914
Lar Espana Real Estate Socimi S.A. (B)	24		241
Merlin Properties Socimi S.A. (B)	37		502
Mirvac Group (B)	163		284
VEREIT, Inc.	63		456

			4,032

Health Care REITs – 0.5%
HCP, Inc.	37		983
Welltower, Inc.	27		1,768

			2,751

Hotel & Resort REITs – 0.4%
Ichigo Hotel Investment Corp. (B)	—	*	90
Park Hotels & Resorts, Inc.	25		809
RLJ Lodging Trust	42		928

			1,827

Industrial REITs – 0.3%
Duke Realty Corp.	21		586
First Industrial Realty Trust, Inc.	9		273
ProLogis, Inc.	7		473
Safestore Holdings plc (B)	10		68
SEGRO plc (B)	41		337
Warehouses De Pauw Comm VA (B)	1		112

			1,849

Office REITs – 1.1%
alstria office AG (B)	17		259
Boston Properties, Inc.	10		1,176
Daiwa Office Investment Corp. (B)	—	*	326
Derwent London plc (B)	11		412
Global One Corp. (B)	—	*	226
Great Portland Estates plc (B)	57		498
Hibernia REIT plc (B)	76		125
HRPT Properties Trust (A)	4		138
Nippon Building Fund, Inc. (B)	—	*	416
ORIX JREIT, Inc. (B)	—	*	339
SL Green Realty Corp.	8		742
Vornado Realty Trust	18		1,333

			5,990

Real Estate Operating Companies – 0.8%
Capital & Counties Properties plc (B)	61		213
First Capital Realty, Inc. (B)	8		117
Hang Lung Properties Ltd. (B)	330		644
Hufvudstaden AB (B)	14		218
Keihanshin Building Co. Ltd. (B)	40		301
LEG Immobilien AG (B)	4		438
PSP Swiss Property Ltd., Registered Shares (B)	2		185
Swire Properties Ltd. (B)	213		807
Vonovia SE (B)	20		973
Wihlborgs Fastigheter AB (B)	31		372

			4,268

COMMON STOCKS (Continued)	Shares		Value
Residential REITs – 1.2%
American Campus Communities, Inc.	20		$815
American Homes 4 Rent (B)	18		399
AvalonBay Communities, Inc.	11		1,912
AvalonBay Communities, Inc.	8		176
Camden Property Trust	5		507
Equity Lifestyle Properties, Inc.	4		401
Equity Residential	26		1,716
Irish Residential Properties REIT plc (B)	152		260
Northview Apartment REIT (B)	3		60

			6,246

Retail REITs – 1.7%
Brixmor Property Group, Inc.	31		540
Choice Properties REIT (B)	16		153
Link (The) (B)	116		1,137
Mapletree Commercial Trust (B)	19		23
National Retail Properties, Inc.	12		519
Regency Centers Corp.	17		1,086
Scentre Group (B)	322		925
Simon Property Group, Inc.	15		2,630
Taubman Centers, Inc.	10		615
Unibail-Rodamco-Westfield (B)	6		1,283

			8,911

Specialized REITs – 1.0%
Big Yellow Group plc (B)	21		245
Chartwell Retirement Residences (B)	6		73
Crown Castle International Corp.	7		724
CubeSmart	32		910
Digital Realty Trust, Inc.	5		597
Equinix, Inc.	—	*	160
Public Storage, Inc.	8		1,641
QTS Realty Trust, Inc., Class A	7		278
VICI Properties, Inc.	26		558

			5,186

Total Real Estate – 9.1%			47,516
Telecommunication Services

Integrated Telecommunication Services – 0.7%
Orange S.A. (B)	224		3,579

Wireless Telecommunication Service – 0.1%
SBA Communications Corp. (A)	2		398

Total Telecommunication Services – 0.8%			3,977
Utilities

Electric Utilities – 1.2%
ENEL S.p.A. (B)	656		3,361
Exelon Corp.	57		2,480

			5,841

Water Utilities – 0.4%
Guangdong Investment Ltd. (B)	1,186		2,105

Total Utilities – 1.6%			7,946

TOTAL COMMON STOCKS – 46.1%			$238,142
(Cost: $209,201)

INVESTMENT FUNDS	Shares	Value
Registered Investment Companies – 1.2%
iShares iBoxx $ High Yield Corporate Bond ETF (D)	72	$6,260

TOTAL INVESTMENT FUNDS – 1.2%		$6,260
(Cost: $6,166)

PREFERRED STOCKS
Consumer Staples

Agricultural Products – 0.0%
Pinnacle Agriculture Enterprises LLC (A)(C)(E)	233	130

Total Consumer Staples – 0.0%		130
Energy

Oil & Gas Exploration & Production – 0.3%
Targa Resources Corp., 9.500% (E)	1	1,375

Total Energy – 0.3%		1,375

TOTAL PREFERRED STOCKS – 0.3%		$1,505
(Cost: $1,521)

ASSET-BACKED SECURITIES	Principal
Adams Mill CLO Ltd., Series 2014-1A, Class D1 (3-Month U.S. LIBOR plus 350 bps),
5.839%, 7–15–26 (F)(G)	$600	599
Anchorage Capital CLO Ltd., Series 2014-4RA, Class E (3-Month U.S. LIBOR plus 550 bps),
7.839%, 1–28–31 (F)(G)	250	243
Anchorage Credit Funding Ltd., Series 2015-2A, Class D,
7.300%, 1–25–31 (F)	600	593
Antares CLO 2017-1A Ltd. (3-Month U.S. LIBOR plus 775 bps),
10.098%, 7–20–28 (G)	650	648
Assurant CLO II Ltd., Series 2018-1A, Class E (3-Month U.S. LIBOR plus 560 bps),
7.948%, 4–20–31 (F)(G)	250	244
Benefit Street Partners CLO Ltd., Series 2018-14A,Class E (3-Month U.S. LIBOR plus 535 bps),
7.698%, 4–20–31 (F)(G)	250	240
Crown Point CLO Ltd., Series 2018-5A, Class E (3-Month U.S. LIBOR plus 565 bps),
7.976%, 7–17–28 (F)(G)	250	246
Fortress Credit BSL Ltd., Series 2018-1A, Class ER (3-Month U.S. LIBOR plus 645 bps),
8.783%, 7–23–31 (F)(G)	750	727
Golub Capital Partners CLO Ltd., Series 2013-17A, Class CR (3-Month U.S. LIBOR plus 350 bps),
5.835%, 10–25–30 (F)(G)	1,000	986

2018	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

ASSET-BACKED SECURITIES (Continued)	Principal		Value
Greenwood Park CLO Ltd., Series 2018-1A, Class E (3-Month U.S. LIBOR plus 495 bps),
6.975%, 4–15–31 (F)(G)		$250	$237
Greywolf CLO Ltd., Series 2015-1A, Class DR (3-Month U.S. LIBOR plus 585 bps),
8.185%, 1–27–31 (F)(G)		250	247
KKR Financial CLO Ltd., Series 22A, Class E (3-Month U.S. LIBOR plus 600 bps),
8.336%, 7–20–31 (F)(G)		250	250
TIAA Churchill Middle Market CLO I Ltd., Series 2016-1A, Class D (3-Month U.S. LIBOR plus 540 bps),
7.748%, 10–20–28 (F)(G)		750	749
Trinitas CLO Ltd., Series 2018-8A, Class E (3-Month U.S. LIBOR plus 590 bps),
8.251%, 7–20–31 (F)(G)		500	496
ZAIS CLO 7 Ltd., Series 2017-2A, Class E (3-Month U.S. LIBOR plus 715 bps),
9.489%, 4–15–30 (F)(G)		500	499

TOTAL ASSET-BACKED SECURITIES – 1.6%			$7,004
(Cost: $6,980)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Advertising – 0.1%
Acosta, Inc.,
7.750%, 10–1–22 (F)		977	332
Outfront Media Capital LLC and Outfront Media Capital Corp.,
5.625%, 2–15–24		300	303

			635

Apparel Retail – 0.0%
PrestigeBidCo GmbH,
6.250%, 12–15–23 (H)	EUR	100	124

Apparel, Accessories & Luxury Goods – 0.0%
Samsonite Finco S.a.r.l.,
3.500%, 5–15–26 (H)		100	113

Automotive Retail – 0.1%
Allison Transmission, Inc.,
5.000%, 10–1–24 (F)		$136	136
Penske Automotive Group, Inc.,
5.500%, 5–15–26		136	132
Sonic Automotive, Inc.,
5.000%, 5–15–23		623	587

			855

Broadcasting – 1.1%
Clear Channel International B.V.,
8.750%, 12–15–20 (F)		125	129
Clear Channel Outdoor Holdings, Inc.,
6.500%, 11–15–22		1,634	1,667

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Broadcasting (Continued)
Clear Channel Worldwide Holdings, Inc., Series A,
7.625%, 3–15–20		$227	$228
Clear Channel Worldwide Holdings, Inc., Series B,
7.625%, 3–15–20		984	986
Gray Television, Inc.,
5.875%, 7–15–26 (F)		300	297
Nexstar Escrow Corp.,
5.625%, 8–1–24 (F)		53	52
Radio One, Inc. (GTD by TV One LLC),
7.375%, 4–15–22 (F)		567	561
Sirius XM Radio, Inc.:
4.625%, 5–15–23 (F)		442	437
6.000%, 7–15–24 (F)		1,400	1,453

			5,810

Cable & Satellite – 4.6%
Altice Financing S.A.:
6.625%, 2–15–23 (F)		987	994
7.500%, 5–15–26 (F)		1,600	1,560
Altice France S.A.:
7.375%, 5–1–26 (F)		1,922	1,924
8.125%, 2–1–27 (F)		1,400	1,439
Altice S.A.:
7.250%, 5–15–22 (F)(H)	EUR	250	289
7.750%, 5–15–22 (D)(F)		$2,575	2,506
6.250%, 2–15–25 (F)(H)	EUR	250	271
7.625%, 2–15–25 (D)(F)		$600	544
Altice U.S. Finance I Corp.:
5.375%, 7–15–23 (F)		446	451
5.500%, 5–15–26 (F)		600	598
Altice U.S. Finance II Corp.,
7.750%, 7–15–25 (F)		395	421
Block Communications, Inc.,
6.875%, 2–15–25 (F)		111	114
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.500%, 5–1–26 (F)		2,516	2,488
5.000%, 2–1–28 (F)		726	682
CSC Holdings LLC,
5.375%, 2–1–28 (F)		880	840
DISH DBS Corp.:
6.750%, 6–1–21		211	215
5.875%, 7–15–22		1,000	976
5.875%, 11–15–24		335	301
7.750%, 7–1–26		498	472
Intelsat Jackson Holdings S.A.:
9.500%, 9–30–22 (F)		926	1,080
8.000%, 2–15–24 (F)		1,098	1,155
Neptune Finco Corp.:
10.125%, 1–15–23 (F)		775	848
6.625%, 10–15–25 (F)		225	237
10.875%, 10–15–25 (F)		522	606
Telenet Finance Luxembourg Notes S.a.r.l.,
5.500%, 3–1–28 (F)		200	189
Virgin Media Receivables Financing Notes I DAC,
5.500%, 9–15–24 (H)	GBP	200	261

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Cable & Satellite (Continued)
VTR Finance B.V.,
6.875%, 1–15–24 (F)		$1,965	$1,999

			23,460

Casinos & Gaming – 0.8%
CPUK Finance Ltd.,
4.250%, 8–28–22 (F)(H)	GBP	100	130
Everi Payments, Inc.,
7.500%, 12–15–25 (F)		$731	738
Gateway Casinos & Entertainment Ltd.,
8.250%, 3–1–24 (F)		446	469
Golden Nugget, Inc.:
6.750%, 10–15–24 (F)		1,045	1,060
8.750%, 10–1–25 (F)		206	216
LHMC Finco S.a.r.l.,
6.250%, 12–20–23 (F)(H)	EUR	100	120
LHMC Finco S.a.r.l. (3-Month U.S. LIBOR plus 575 bps):
5.750%, 12–20–23 (G)(H)		200	237
Stars Group Holdings B.V. and Stars Group (U.S.) Co-Borrower LLC,
7.000%, 7–15–26 (F)		$431	445
Studio City Finance Ltd.,
8.500%, 12–1–20 (F)		345	346
Wynn Macau Ltd.:
4.875%, 10–1–24 (F)		200	188
5.500%, 10–1–27 (F)		409	383

			4,332

Education Services – 0.6%
Laureate Education, Inc.,
8.250%, 5–1–25 (F)		2,931	3,138

Homebuilding – 0.2%
K Hovnanian Enterprises, Inc.,
10.000%, 7–15–22 (F)		915	911

Hotels, Resorts & Cruise Lines – 0.1%
Boyne USA, Inc.,
7.250%, 5–1–25 (F)		426	450
eDreams ODIGEO S.A.,
5.500%, 9–1–23 (F)(H)	EUR	100	117
Radisson Hotel Holdings AB,
6.875%, 7–15–23 (F)(H)		139	175
VOC Escrow Ltd.,
5.000%, 2–15–28 (F)		$113	109

			851

Internet & Direct Marketing Retail – 0.0%
Argos Merger Sub, Inc.,
7.125%, 3–15–23 (F)		121	87

Leisure Facilities – 0.1%
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC,
5.375%, 4–15–27		356	346

14	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Movies & Entertainment – 0.1%
WMG Acquisition Corp.,
5.500%, 4–15–26 (F)		$330	$328

Publishing – 0.1%
E.W. Scripps Co.,
5.125%, 5–15–25 (F)		61	59
MDC Partners, Inc.,
6.500%, 5–1–24 (F)		793	702

			761

Restaurants – 0.2%
1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc.:
4.250%, 5–15–24 (F)		295	280
5.000%, 10–15–25 (F)		831	796

			1,076

Specialized Consumer Services – 0.1%
Klesia Prevoyance,
5.375%, 12–8–26 (H)	EUR	200	248
Nielsen Co. (Luxembourg) S.a.r.l. (The),
5.500%, 10–1–21 (F)		$400	402
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4–15–22 (F)		148	144

			794

Specialty Stores – 0.4%
Arch Merger Sub, Inc.,
8.500%, 9–15–25 (F)		1,289	1,210
Cumberland Farms, Inc.,
6.750%, 5–1–25 (F)		328	336
Party City Holdings, Inc.,
6.625%, 8–1–26 (F)		320	324

			1,870

Total Consumer Discretionary – 8.6%			45,491
Consumer Staples

Food Distributors – 0.2%
Performance Food Group, Inc.,
5.500%, 6–1–24 (F)		472	467
U.S. Foods, Inc.,
5.875%, 6–15–24 (F)		529	532

			999

Packaged Foods & Meats – 1.4%
JBS Investments GmbH (GTD by Hungary Holdings Kft),
7.250%, 4–3–24		200	203
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.),
7.750%, 10–28–20 (F)		400	407
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7–15–24 (F)		741	730
5.750%, 6–15–25 (F)		749	729

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Packaged Foods & Meats (Continued)
JBS USA Lux S.A. and JBS USA Finance, Inc.,
6.750%, 2–15–28 (F)		$765	$760
Pilgrim’s Pride Corp.:
5.750%, 3–15–25 (F)		153	147
5.875%, 9–30–27 (F)		939	888
Post Holdings, Inc.:
5.500%, 3–1–25 (F)		143	142
5.000%, 8–15–26 (F)		220	208
5.750%, 3–1–27 (F)		973	956
Sigma Holdco B.V.:
5.750%, 5–15–26 (H)	EUR	100	109
7.875%, 5–15–26 (F)		$338	317
Simmons Foods, Inc.:
7.750%, 1–15–24 (F)		211	219
5.750%, 11–1–24 (F)		1,826	1,399

			7,214

Soft Drinks – 0.0%
Sunshine Mid B.V.,
6.500%, 5–15–26 (H)	EUR	200	227

Total Consumer Staples – 1.6%			8,440
Energy

Integrated Oil & Gas – 0.0%
Ecopetrol S.A.,
5.375%, 6–26–26		$200	206
Sasol Financing USA LLC (GTD by Sasol Ltd.),
5.875%, 3–27–24		200	204

			410

Oil & Gas Drilling – 0.4%
Ensco plc,
7.750%, 2–1–26		443	440
KCA Deutag UK Finance plc,
7.250%, 5–15–21 (F)		1,000	942
Offshore Drilling Holding S.A.,
8.375%, 9–20–20 (F)(I)		1,400	735

			2,117

Oil & Gas Equipment & Services – 0.4%
Brand Energy & Infrastructure Services, Inc.,
8.500%, 7–15–25 (F)		567	583
McDermott Escrow 1, Inc. and McDermott Escrow 2, Inc.,
10.625%, 5–1–24 (F)		299	320
SESI LLC,
7.125%, 12–15–21		191	194
Weatherford International Ltd., 5.880%,
5.875%, 7–1–21		735	692

			1,789

Oil & Gas Exploration & Production – 1.5%
Bellatrix Exploration Ltd.,
8.500%, 5–15–20 (D)(F)		515	315

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
Chesapeake Energy Corp.:
7.000%, 10–1–24	$742	$742
8.000%, 1–15–25 (D)	67	69
China Oil and Gas Group Ltd.,
4.625%, 4–20–22	200	190
Crownrock L.P.,
5.625%, 10–15–25 (F)	1,255	1,228
Endeavor Energy Resources L.P.:
5.500%, 1–30–26 (F)	438	438
5.750%, 1–30–28 (F)	319	319
Extraction Oil & Gas, Inc.,
5.625%, 2–1–26 (F)	601	532
Laredo Petroleum, Inc.,
6.250%, 3–15–23	142	142
Moss Creek Resources Holdings, Inc.,
7.500%, 1–15–26 (F)	1,391	1,389
Northern Oil and Gas, Inc. (9.500% Cash or 10.500% PIK),
9.500%, 5–15–23 (J)	500	528
Parsley Energy LLC and Parsley Finance Corp.,
5.625%, 10–15–27 (F)	293	294
Sanchez Energy Corp.,
7.250%, 2–15–23 (D)(F)	111	109
Seven Generations Energy Ltd.:
6.750%, 5–1–23 (F)	971	1,000
5.375%, 9–30–25 (F)	419	408
Ultra Resources, Inc.,
6.875%, 4–15–22 (F)	240	114
Whiting Petroleum Corp.,
6.625%, 1–15–26	222	231

		8,048

Oil & Gas Refining & Marketing – 0.7%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.):
6.125%, 10–1–24	671	683
6.375%, 7–1–26	64	65
Comstock Escrow Corp.,
9.750%, 8–15–26 (F)	1,809	1,805
EP Energy LLC and Everest Acquisition Finance, Inc.,
7.750%, 5–15–26 (F)	323	331
QEP Resources, Inc.,
5.625%, 3–1–26	269	257

		3,141

Total Energy – 3.0%		15,505
Financials

Asset Management & Custody Banks – 0.1%
Westwood Group Holdings Ltd.,
5.375%, 10–19–23	200	194

Consumer Finance – 0.3%
CURO Group Holdings Corp.,
8.250%, 9–1–25 (F)	533	513
Quicken Loans, Inc.,
5.750%, 5–1–25 (F)	900	899

		1,412

2018	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Diversified Banks – 0.1%
Banco de Credito del Peru,
6.125%, 4–24–27 (F)		$200	$211
China Construction Bank Corp.,
3.875%, 5–13–25		200	198
Malayan Banking Berhad,
3.905%, 10–29–26		200	197
Turkiye Garanti Bankasi A.S.,
4.750%, 10–17–19		200	195

			801

Financial Exchanges & Data – 0.4%
Financial & Risk U.S. Holdings, Inc.:
6.250%, 5–15–26 (F)		423	423
8.250%, 11–15–26 (F)		1,395	1,386

			1,809

Insurance Brokers – 0.3%
NFP Corp.,
6.875%, 7–15–25 (F)		1,747	1,747

Investment Banking & Brokerage – 0.0%
VHF Parent LLC,
6.750%, 6–15–22 (F)		142	147

Life & Health Insurance – 0.2%
Aegon N.V.,
4.000%, 4–25–44 (H)	EUR	200	246
MetLife, Inc.,
10.750%, 8–1–39		$452	694
RL Finance Bonds No. 2 plc,
6.125%, 11–30–43 (H)	GBP	100	142

			1,082

Multi-Line Insurance – 0.1%
ASR Nederland N.V.,
5.125%, 9–29–45 (H)	EUR	100	128
Humanis Prevoyance,
5.750%, 10–22–25 (H)		300	351

			479

Multi-Sector Holdings – 0.0%
Scottish Widows Ltd.,
5.500%, 6–16–23 (H)	GBP	100	142

Other Diversified Financial Services – 0.9%
Balboa Merger Sub, Inc.,
11.375%, 12–1–21 (F)		$1,162	1,241
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp.:
6.250%, 2–1–22		659	675
6.375%, 12–15–25		220	221
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK),
10.625%, 5–1–19 (F)(J)		2,438	2,389

			4,526

Property & Casualty Insurance – 1.1%
Amwins Group, Inc.,
7.750%, 7–1–26 (F)		525	546

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Property & Casualty Insurance (Continued)
Esure Group plc,
6.750%, 12–19–24 (H)	GBP	1,350	$1,965
Hub International Ltd.,
7.000%, 5–1–26 (F)		$1,071	1,072
Liberty Mutual Holding Co., Inc.,
7.800%, 3–15–37 (F)		881	1,031
Mapfre S.A.,
4.375%, 3–31–47 (H)	EUR	100	121
Novae Group plc (3-Month U.S. LIBOR plus 405 bps),
6.364%, 6–30–34 (E)(G)		$400	399
USIS Merger Sub, Inc.,
6.875%, 5–1–25 (F)		305	304

			5,438

Specialized Finance – 0.4%
ADCB Finance Cayman Ltd.,
4.000%, 3–29–23 (F)		200	198
Amigo Luxembourg S.A.,
7.625%, 1–15–24 (F)(H)	GBP	100	130
Compass Group Diversified Holdings LLC,
8.000%, 5–1–26 (F)		$434	447
Hadrian Merger Sub, Inc.,
8.500%, 5–1–26 (F)		789	754
King Power Capital Ltd.,
5.625%, 11–3–24		225	236
Tervita Escrow Corp.,
7.625%, 12–1–21 (F)		215	222
TMX Finance LLC and TitleMax Finance Corp.,
11.125%, 4–1–23 (F)		645	645
UPCB Finance IV Ltd.:
5.375%, 1–15–25 (F)		98	98
3.625%, 6–15–29 (H)	EUR	100	115

			2,845

Thrifts & Mortgage Finance – 0.1%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.375%, 6–15–25 (F)		$510	510

Total Financials – 4.0%			21,132
Health Care

Health Care Facilities – 0.3%
DaVita HealthCare Partners, Inc.,
5.125%, 7–15–24		97	94
MPH Acquisition Holdings LLC,
7.125%, 6–1–24 (F)		371	386
Surgery Center Holdings, Inc.,
8.875%, 4–15–21 (D)(F)		784	816

			1,296

Health Care Services – 0.1%
AMN Healthcare, Inc.,
5.125%, 10–1–24 (F)		259	251
Constantin Investissement 3 S.A.S.,
5.375%, 4–15–25 (H)	EUR	200	230

			481

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Supplies – 0.3%
Kinetic Concepts, Inc. and KCI USA, Inc.,
12.500%, 11–1–21 (F)	$108	$119
Universal Hospital Services, Inc.,
7.625%, 8–15–20	1,464	1,469

		1,588

Health Care Technology – 0.3%
Verscend Holding Corp.,
9.750%, 8–15–26 (F)	1,663	1,715

Life Sciences Tools & Services – 0.3%
Avantor, Inc.:
6.000%, 10–1–24 (F)	357	362
9.000%, 10–1–25 (F)	944	974

		1,336

Pharmaceuticals – 0.6%
Concordia Healthcare Corp.,
8.000%, 9–6–24	72	70
HLF Financing S.a.r.l. LLC and Herbalife International, Inc.,
7.250%, 8–15–26 (F)	149	151
Jaguar Holding Co. II and Pharmaceutical Product Development LLC,
6.375%, 8–1–23 (F)	322	324
Valeant Pharmaceuticals International, Inc.:
5.500%, 3–1–23 (F)	20	19
5.500%, 11–1–25 (F)	209	208
9.000%, 12–15–25 (F)	153	165
9.250%, 4–1–26 (F)	441	476
8.500%, 1–31–27 (F)	322	338
VPII Escrow Corp.,
7.500%, 7–15–21 (F)	571	582
VRX Escrow Corp.:
5.875%, 5–15–23 (F)	326	316
6.125%, 4–15–25 (F)	291	277

		2,926

Total Health Care – 1.9%		9,342
Industrials

Aerospace & Defense – 0.9%
KLX, Inc.,
5.875%, 12–1–22 (F)	1,430	1,477
TransDigm UK Holdings plc,
6.875%, 5–15–26 (F)	366	376
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7–15–22	897	911
6.500%, 7–15–24	1,047	1,073
6.500%, 5–15–25	200	204
6.375%, 6–15–26	202	204

		4,245

Building Products – 0.1%
Summit Materials LLC and Summit Materials Finance Corp.,
6.125%, 7–15–23	147	149

16	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Building Products (Continued)
WESCO Distribution, Inc. (GTD by WESCO International, Inc.),
5.375%, 6–15–24		$81	$80

			229

Diversified Support Services – 0.1%
Ahern Rentals, Inc.,
7.375%, 5–15–23 (F)		665	655
Diamond (BC) B.V.,
5.625%, 8–15–25 (H)	EUR	200	217
Ritchie Bros. Auctioneers, Inc.,
5.375%, 1–15–25 (F)		$102	102
United Rentals (North America), Inc. (GTD by United Rentals, Inc.),
5.875%, 9–15–26		133	136

			1,110

Environmental & Facilities Services – 0.3%
GFL Environmental, Inc.:
5.625%, 5–1–22 (F)		142	138
5.375%, 3–1–23 (F)		786	739
7.000%, 6–1–26 (F)		646	624
Waste Pro USA, Inc.,
5.500%, 2–15–26 (F)		86	84

			1,585

Marine Ports & Services – 0.0%
DP World Ltd.,
4.848%, 9–26–28 (F)		200	198

Security & Alarm Services – 0.4%
Prime Security Services Borrower LLC,
9.250%, 5–15–23 (F)		1,301	1,392
Verisure Midholding AB,
5.750%, 12–1–23 (H)	EUR	200	235
Verisure Midholding AB,
5.750%, 12–1–23 (F)(H)		100	118

			1,745

Total Industrials – 1.8%			9,112
Information Technology

Application Software – 1.0%
Infor (U.S.), Inc.,
5.750%, 5–15–22 (H)		100	118
Infor Software Parent LLC and Infor Software Parent, Inc. (7.125% Cash or 7.875% PIK),
7.125%, 5–1–21 (F)(J)		$275	278
Kronos Acquisition Holdings, Inc.,
9.000%, 8–15–23 (F)		2,403	2,265
Orbcomm, Inc.,
8.000%, 4–1–24 (F)		1,015	1,076
Riverbed Technology, Inc. and Project Homestake Merger Corp.,
8.875%, 3–1–23 (F)		1,492	1,406

			5,143

Data Processing & Outsourced Services – 0.6%
Alliance Data Systems Corp.,
5.375%, 8–1–22 (F)		1,107	1,115

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Data Processing & Outsourced Services (Continued)
Italics Merger Sub, Inc.,
7.125%, 7–15–23 (F)		$2,145	$2,196
j2 Cloud Services LLC and j2 Global, Inc.,
6.000%, 7–15–25 (F)		206	211

			3,522

IT Consulting & Other Services – 0.4%
Cardtronics, Inc. and Cardtronics USA, Inc.,
5.500%, 5–1–25 (F)		121	115
NCR Escrow Corp.:
5.875%, 12–15–21		815	823
6.375%, 12–15–23		739	753
Pioneer Holding Corp.,
9.000%, 11–1–22 (F)		641	662

			2,353

Total Information Technology – 2.0%			11,018
Materials

Aluminum – 0.5%
Constellium N.V.:
5.750%, 5–15–24 (F)		1,000	994
6.625%, 3–1–25 (F)		816	826
5.875%, 2–15–26 (F)		391	383
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24 (F)		335	342
5.875%, 9–30–26 (F)		118	115

			2,660

Commodity Chemicals – 0.2%
CTC BondCo GmbH,
5.250%, 12–15–25 (H)	EUR	200	231
CTC BondCo GmbH,
5.250%, 12–15–25 (F)(H)		100	115
NOVA Chemicals Corp.:
4.875%, 6–1–24 (F)		$508	489
5.250%, 6–1–27 (F)		203	189

			1,024

Construction Materials – 0.2%
Hillman Group, Inc. (The),
6.375%, 7–15–22 (F)		1,120	1,008

Fertilizers & Agricultural Chemicals – 0.1%
Pinnacle Operating Corp.,
9.000%, 5–15–23 (F)		336	299

Metal & Glass Containers – 0.1%
ARD Finance S.A. (7.125% Cash or 7.875% PIK),
7.125%, 9–15–23 (J)		200	203
ARD Securities Finance S.a.r.l. (8.750% Cash or 8.750% PIK),
8.750%, 1–31–23 (F)(J)		418	418
HudBay Minerals, Inc.:
7.250%, 1–15–23 (F)		65	67
7.625%, 1–15–25 (F)		98	101

			789

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Paper Packaging – 0.1%
Flex Acquisition Co., Inc.,
6.875%, 1–15–25 (F)	$126	$120
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.,
5.125%, 7–15–23 (F)	500	497

		617

Paper Products – 0.2%
American Greetings Corp.,
8.750%, 4–15–25 (F)	1,299	1,234
Suzano Austria GmbH,
6.000%, 1–15–29 (F)	200	201

		1,435

Specialty Chemicals – 0.2%
Ingevity Corp.,
4.500%, 2–1–26 (F)	384	366
Kraton Polymers LLC and Kraton Polymers Capital Corp.,
7.000%, 4–15–25 (F)	200	205
Valvoline Finco Two LLC,
5.500%, 7–15–24	350	351

		922

Total Materials – 1.6%		8,754
Real Estate

Office REITs – 0.2%
iStar Financial, Inc., Convertible,
6.500%, 7–1–21	375	383
iStar, Inc., Convertible,
3.125%, 9–15–22	514	500

		883

Retail REITs – 0.1%
Link Finance (Cayman) 2009 Ltd.,
2.875%, 7–21–26	200	183

Total Real Estate – 0.3%		1,066
Telecommunication Services

Alternative Carriers – 0.1%
Consolidated Communications Finance II Co.,
6.500%, 10–1–22 (D)	807	762
MTN (Mauritius) Investments Ltd.,
4.755%, 11–11–24	200	181

		943

Integrated Telecommunication Services – 1.7%
Frontier Communications Corp.:
6.875%, 1–15–25	860	523
11.000%, 9–15–25	1,409	1,098
8.500%, 4–1–26 (F)	550	520
GCI, Inc.,
6.875%, 4–15–25	840	869
Olympus Merger Sub, Inc.,
8.500%, 10–15–25 (F)	2,588	2,374

2018	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Integrated Telecommunication Services (Continued)
Sprint Corp.:
7.250%, 9–15–21		$936	$989
7.875%, 9–15–23		649	699
7.125%, 6–15–24		500	519
7.625%, 3–1–26		336	356
Unitymedia GmbH,
3.750%, 1–15–27 (H)	EUR	600	736

			8,683

Wireless Telecommunication Service – 0.3%
Bharti Airtel Ltd.,
4.375%, 6–10–25		$200	185
Digicel Group Ltd.:
8.250%, 9–30–20 (F)		200	153
7.125%, 4–1–22 (F)		211	138
Digicel Ltd.,
6.750%, 3–1–23 (D)(F)		200	167
Sable International Finance Ltd.,
6.875%, 8–1–22 (F)		610	637
Sprint Nextel Corp.,
11.500%, 11–15–21		108	127

			1,407

Total Telecommunication Services – 2.1%			11,033
Utilities

Electric Utilities – 0.0%
Empresa Electrica Angamos S.A.,
4.875%, 5–25–29		191	188
Israel Electric Corp. Ltd.,
6.875%, 6–21–23 (F)		200	219

			407

Independent Power Producers & Energy Traders – 0.1%
Pattern Energy Group, Inc., Convertible,
4.000%, 7–15–20		663	663

Renewable Electricity – 0.5%
Abengoa Yield plc,
7.000%, 11–15–19 (F)		2,221	2,266

Total Utilities – 0.6%			3,336

TOTAL CORPORATE DEBT SECURITIES – 27.5%			$144,229
(Cost: $145,572)

MORTGAGE-BACKED SECURITIES
Commercial Mortgage-Backed Securities – 0.6%
Barclays Commercial Mortgage Securities LLC, Commercial Mortgage Pass-Through Certificates, Series 2017-GLKS (1-Month U.S. LIBOR plus 370 bps),
5.858%, 11–15–34 (F)(G)		700	701

MORTGAGE-BACKED SECURITIES (Continued)	Principal		Value
Commercial Mortgage-Backed Securities (Continued)
Waldorf Astoria Boca Raton Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BOCA, Class F (1-Month U.S. LIBOR plus 550 bps),
7.658%, 6–15–29 (F)(G)		$2,500	$2,506

			3,207

Other Mortgage-Backed Securities—1.3%
ALM Loan Funding VII R-2 Ltd., Series 2013-7R2A, Class DR2 (3-Month U.S. LIBOR plus 600 bps),
8.373%, 10–15–27 (F)(G)		700	698
ALM Loan Funding XIX LLC, Series 2015-16A, Class D (3-Month U.S. LIBOR plus 510 bps),
7.440%, 7–15–27 (F)(G)		250	249
Ashford Hospitality Trust, Series 2018-ASHF, ClassF (1-Month U.S. LIBOR plus 410 bps),
6.258%, 4–15–35 (F)(G)		600	602
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class C (Mortgage spread to 3-year U.S. Treasury index),
5.020%, 9–15–23 (F)(G)		300	299
Highbridge Loan Management Ltd., Series 2014-4A, Class DR (3-Month U.S. LIBOR plus 555 bps),
7.889%, 1–28–30 (F)(G)		250	244
Marlette Funding Trust, Series 2017-2A, Class C,
4.580%, 7–15–24 (F)		750	752
Northwoods Capital XIV Ltd. and Northwoods Capital XIV LLC, Series 2014-14A, Class D (3-Month U.S. LIBOR plus 395 bps),
6.288%, 11–12–25 (F)(G)		1,200	1,199
Northwoods Capital XIV Ltd. and Northwoods Capital XIV LLC, Series 2014A, Class E (3-Month U.S. LIBOR plus 535 bps),
7.688%, 11–12–25 (F)(G)		300	299
PNMAC GMSR Issuer Trust, Series 2018–GT1 (1-Month U.S. LIBOR plus 285 bps),
5.066%, 2–25–23 (F)(G)		2,100	2,124

			6,466

TOTAL MORTGAGE-BACKED SECURITIES – 1.9%			$9,673
(Cost: $9,631)

OTHER GOVERNMENT SECURITIES (K)
Luxembourg – 0.0%
Amigo Luxembourg S.A.,
7.625%, 1–15–24 (H)	GBP	100	130

TOTAL OTHER GOVERNMENT SECURITIES – 0.0%			$130
(Cost: $130)

LOANS (G)	Principal		Value
Consumer Discretionary

Advertising – 0.2%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 325 bps),
5.492%, 7–25–21 (C)		$391	$360
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 650 bps),
8.742%, 7–25–22		375	314

			674

Apparel Retail – 0.3%
J. Crew Group, Inc. (ICE LIBOR plus 322 bps):
5.450%, 3–5–21		114	104
5.462%, 3–5–21		82	74
5.606%, 3–5–21		301	274
Talbots, Inc. (The) (ICE LIBOR plus 450 bps),
6.742%, 3–19–20		766	750
Talbots, Inc. (The) (ICE LIBOR plus 850 bps),
10.742%, 3–19–21		275	266
TRLG Intermediate Holdings LLC,
10.000%, 10–27–22		133	129

			1,597

Auto Parts & Equipment – 0.1%
Rough Country LLC (ICE LIBOR plus 375 bps),
5.826%, 5–25–23 (C)		249	249

Automotive Retail – 0.2%
Apro LLC (ICE LIBOR plus 400 bps),
6.200%, 8–8–24		250	251
Caliber Collision Centers, Inc. (ICE LIBOR plus 300 bps),
5.242%, 2–1–24		279	281

			532

Broadcasting – 0.2%
MLN U.S. Holdco LLC:
0.000%, 7–13–25 (L)		318	321
0.000%, 7–13–26 (L)		212	209
Univision Communications, Inc. (ICE LIBOR plus 275 bps),
4.992%, 3–15–24		390	379

			909

Cable & Satellite – 0.2%
Charter Communications Operating LLC (ICE LIBOR plus 200 bps),
4.250%, 4–30–25		248	248
CSC Holdings LLC (ICE LIBOR plus 225 bps),
4.408%, 7–17–25		281	281
Eircom Finco S.a.r.l. (3-Month EURIBOR plus 325 bps),
3.250%, 4–18–24 (H)	EUR	250	292
Liberty Cablevision of Puerto Rico LLC (ICE LIBOR plus 350 bps),
5.839%, 1–7–22		$16	16

			837

18	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

LOANS (G) (Continued)	Principal	Value
Casinos & Gaming – 0.3%
Cosmopolitan of Las Vegas (The) (1-Month U.S. LIBOR plus 525 bps),
7.409%, 11–9–19	$800	$808
GVC Holdings plc (ICE LIBOR plus 250 bps),
4.742%, 3–16–24	249	250
Penn National Gaming, Inc.,
0.000%, 8–15–25 (L)	250	251

		1,309

Department Stores – 0.0%
J.C. Penney Co., Inc. (ICE LIBOR plus 425 bps),
6.567%, 6–23–23	228	209

Education Services – 0.4%
BARBRI, Inc. (ICE LIBOR plus 425 bps),
6.354%, 12–1–23	228	228
Laureate Education, Inc. (ICE LIBOR plus 350 bps),
5.742%, 4–26–24	1,419	1,424

		1,652

Hotels, Resorts & Cruise Lines – 0.7%
CIF Times Square Mezz 1 LLC and CPTS Hotel Lessee Mezz 1 LLC (1-Month U.S. LIBOR plus 600 bps),
8.133%, 5–9–20	77	77
Hotel del Coronado (1–Month U.S. LIBOR plus 500 bps),
7.159%, 8–9–19	150	150
Hudson Delano Senior Mezz LLC (1-Month U.S. LIBOR plus 650 bps),
8.659%, 2–9–20	1,700	1,714
International Cruise & Excursion Gallery, Inc. (ICE LIBOR plus 525 bps),
7.492%, 6–8–25	200	196
Times Square JV LLC and CPTS Hotel Lessee LLC (1–Month U.S. LIBOR plus 600 bps),
8.133%, 5–9–20	642	642
Travel Leaders Group LLC (ICE LIBOR plus 400 bps),
6.158%, 1–25–24	573	579

		3,358

Housewares & Specialties – 0.1%
KIK Custom Products, Inc. (ICE LIBOR plus 400 bps),
6.242%, 5–15–23	697	693

Movies & Entertainment – 0.0%
DHX Media Ltd. (ICE LIBOR plus 375 bps),
5.992%, 12–22–23 (C)	166	162

Publishing – 0.1%
Recorded Books, Inc. (ICE LIBOR plus 450 bps),
6.886%, 8–31–25 (C)	192	193

LOANS (G) (Continued)	Principal		Value
Restaurants – 0.2%
NPC International, Inc. (ICE LIBOR plus 350 bps),
5.576%, 4–20–24		$140	$140
NPC International, Inc. (ICE LIBOR plus 750 bps),
9.576%, 4–18–25		572	576

			716

Specialized Consumer Services – 0.5%
Asurion LLC (ICE LIBOR plus 275 bps),
5.242%, 11–3–23		5	5
Asurion LLC (ICE LIBOR plus 300 bps),
5.242%, 11–3–24		419	422
Asurion LLC (ICE LIBOR plus 600 bps),
8.742%, 8–4–25		666	684
Eagle Bidco Ltd. (ICE LIBOR plus 475 bps),
5.473%, 5–6–22 (H)	GBP	500	649
frontdoor, Inc. (ICE LIBOR plus 250 bps),
4.750%, 8–16–25		$250	251
Mister Car Wash Holdings, Inc. (ICE LIBOR plus 400 bps),
5.544%, 8–21–21		492	494

			2,505

Specialty Stores – 0.6%
Academy Sports + Outdoors (ICE LIBOR plus 400 bps),
6.104%, 7–2–22		38	29
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps),
7.509%, 10–16–23		532	534
Jo-Ann Stores, Inc. (ICE LIBOR plus 925 bps),
11.432%, 5–21–24		923	912
PETCO Animal Supplies, Inc. (ICE LIBOR plus 325 bps),
5.592%, 1–26–23		249	202
PetSmart, Inc.,
0.000%, 3–11–22 (L)		21	18
PetSmart, Inc. (3-Month ICE LIBOR plus 300 bps),
5.120%, 3–11–22		1,507	1,312

			3,007

Textiles – 0.1%
SIWF Holdings, Inc. (ICE LIBOR plus 425 bps),
6.408%, 6–15–25 (C)		645	650

Tires & Rubber – 0.0%
Winter Park Intermediate, Inc. (ICE LIBOR plus 475 bps),
6.870%, 4–4–25		250	246

Total Consumer Discretionary – 4.2%			19,498

LOANS (G) (Continued)	Principal		Value
Consumer Staples

Food Distributors – 0.1%
Dairyland USA Corp. (ICE LIBOR plus 400 bps),
6.080%, 6–22–22		$146	$146
Dole Food Co., Inc. (ICE LIBOR plus 300 bps):
4.883%, 4–6–24		90	90
4.992%, 4–6–24		180	180
5.136%, 4–6–24		6	6
7.000%, 4–6–24		2	2

			424

Household Products – 0.0%
Wellness Merger Sub, Inc. (ICE LIBOR plus 475 bps),
7.029%, 6–30–24		183	183

Packaged Foods & Meats – 0.2%
Post Holdings, Inc. (ICE LIBOR plus 225 bps),
4.220%, 5–24–24		280	280
Sigma U.S. Corp. (ICE LIBOR plus 300 bps),
5.114%, 7–2–25		250	250

			530

Personal Products – 0.1%
Douglas Holding AG (3-Month EURIBOR plus 325 bps),
3.250%, 8–13–22 (H)	EUR	313	278

Soft Drinks – 0.1%
Refresco Group N.V. (3-Month EURIBOR plus 325 bps),
3.250%, 1–22–25 (H)		300	345

Tobacco – 0.0%
Prestige Brands, Inc. (ICE LIBOR plus 200 bps),
4.242%, 1–26–24		$176	176

Total Consumer Staples – 0.5%			1,936
Energy

Coal & Consumable Fuels – 0.3%
Foresight Energy LLC (ICE LIBOR plus 725 bps),
7.992%, 3–28–22		1,198	1,196
Westmoreland Coal Co. (ICE LIBOR plus 650 bps),
8.834%, 12–16–20 (M)		982	260

			1,456

Oil & Gas Drilling – 0.1%
KCA Deutag Alpha Ltd.,
0.000%, 5–16–20 (L)		701	681

Oil & Gas Exploration & Production – 0.1%
California Resources Corp. (ICE LIBOR plus 475 bps),
6.962%, 12–31–22		323	328

2018	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

LOANS (G) (Continued)	Principal		Value
Oil & Gas Refining & Marketing – 0.0%
EG America LLC (ICE LIBOR plus 400 bps),
6.386%, 2–6–25		$249	$249

Oil & Gas Storage & Transportation – 0.2%
Bowie Resources Holdings LLC (ICE LIBOR plus 1,075 bps),
12.992%, 2–16–21		200	190
Bowie Resources Holdings LLC (ICE LIBOR plus 575 bps),
7.992%, 8–12–20		825	810
Oryx Southern Delaware Holdings LLC (ICE LIBOR plus 325 bps),
5.492%, 2–28–25		249	244

			1,244

Total Energy – 0.7%			3,958
Financials

Asset Management & Custody Banks – 0.3%
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps),
9.092%, 7–20–26 (C)		689	703
HarbourVest Partners LLC (ICE LIBOR plus 225 bps),
4.408%, 3–1–25 (C)		245	245
Jade Germany GmbH (3-Month EURIBOR plus 475 bps),
5.750%, 5–31–23 (H)	EUR	494	572

			1,520

Diversified Banks – 0.1%
Ocean Bidco, Inc. (ICE LIBOR plus 500 bps),
7.386%, 3–21–25		$246	247

Financial Exchanges & Data – 0.1%
Financial & Risk U.S. Holdings, Inc.:
0.000%, 10–1–25 (H)(L)	EUR	480	518
Hudson River Trading LLC (ICE LIBOR plus 425 bps),
6.326%, 4–3–25 (C)		$380	382

			900

Insurance Brokers – 0.1%
NFP Corp. (ICE LIBOR plus 300 bps),
5.242%, 1–8–24		276	276

Investment Banking & Brokerage – 0.4%
ION Trading Finance Ltd. (ICE LIBOR plus 400 bps),
6.386%, 11–21–24		280	279
Jane Street Group LLC (ICE LIBOR plus 375 bps),
5.992%, 8–25–22		1,771	1,777

			2,056

Other Diversified Financial Services – 0.1%
AqGen Ascensus, Inc.,
0.000%, 12–3–22 (C)(L)		21	21
AqGen Ascensus, Inc. (ICE LIBOR plus 350 bps),
5.886%, 12–3–22		315	316

LOANS (G) (Continued)	Principal		Value
Other Diversified Financial Services (Continued)
AqGen Ascensus, Inc. (ICE LIBOR plus 350 bps),
5.886%, 12–3–22 (C)		$13	$13
Aretec Group, Inc.,
0.000%, 8–15–25 (C)(L)		250	252

			602

Property & Casualty Insurance – 0.1%
Alliant Holdings Intermediate LLC (ICE LIBOR plus 300 bps),
5.148%, 5–10–25		36	36
Hub International Ltd. (ICE LIBOR plus 300 bps),
5.335%, 4–25–25		267	268

			304

Specialized Finance – 1.1%
Auris Luxembourg III S.a.r.l.,
0.000%, 7–24–25 (H)(L)	EUR	475	557
BCPE Max Dutch Bidco B.V.,
0.000%, 9–19–25 (H)(L)		213	249
Capri Acquisitions Bidco Ltd. (3-Month EURIBOR plus 325 bps),
2.250%, 11–1–24 (H)		300	348
EG Finco Ltd. (ICE LIBOR plus 475 bps),
5.550%, 2–6–25 (H)	GBP	478	622
Fugue Finance B.V. (3-Month EURIBOR plus 325 bps),
3.250%, 6–26–24 (H)	EUR	500	582
INEOS U.S. Finance LLC (ICE LIBOR plus 200 bps),
4.386%, 3–31–24		$248	249
MA FinanceCo. LLC (ICE LIBOR plus 275 bps),
4.742%, 6–21–24		48	48
Mayfield Agency Borrower, Inc. (ICE LIBOR plus 450 bps),
6.742%, 2–28–25 (C)		1,766	1,774
Mayfield Agency Borrower, Inc. (ICE LIBOR plus 850 bps),
10.742%, 2–28–26 (C)		502	494

			4,923

Total Financials – 2.3%			10,828
Health Care

Biotechnology – 0.1%
Laboratoire BIOLAM LCD (3-Month EURIBOR plus 350 bps),
3.500%, 6–14–24 (H)	EUR	500	579

Health Care Equipment – 0.3%
Exactech, Inc. (ICE LIBOR plus 375 bps),
5.992%, 2–14–25		$249	249
LifeScan Global Corp.,
0.000%, 6–19–25 (C)(L)		107	102
Patterson Medical Holdings, Inc. (ICE LIBOR plus 475 bps),
7.092%, 8–28–22 (C)		248	238

LOANS (G) (Continued)	Principal		Value
Health Care Equipment (Continued)
Sebia S.A. (3-Month EURIBOR plus 300 bps),
3.000%, 10–24–24 (H)	EUR	300	$347
WW Medical and Healthcare Holdings Corp. (ICE LIBOR plus 375 bps),
5.992%, 11–2–24		$249	250

			1,186

Health Care Facilities – 0.5%
ATI Holdings Acquisition, Inc. (ICE LIBOR plus 350 bps),
5.648%, 5–10–23 (C)		247	248
BW NHHC Holdco, Inc. (ICE LIBOR plus 500 bps),
7.158%, 5–15–25		249	245
Covenant Surgical Partners, Inc. (3-Month ICE LIBOR plus 475 bps),
6.842%, 9–29–24 (C)		10	10
Covenant Surgical Partners, Inc. (ICE LIBOR plus 475 bps):
6.821%, 9–29–24 (C)		19	19
6.843%, 9–29–24 (C)		191	191
6.848%, 9–29–24 (C)		5	5
6.886%, 9–29–24 (C)		23	23
Envision Healthcare Corp.,
0.000%, 9–28–25 (L)		250	249
Gentiva Health Services, Inc. (ICE LIBOR plus 375 bps),
6.000%, 7–2–25 (C)		1,261	1,275
Gentiva Health Services, Inc. (ICE LIBOR plus 700 bps),
9.375%, 7–2–26		322	330
Select Medical Corp. (ICE LIBOR plus 350 bps):
4.900%, 3–6–24		276	277
6.750%, 3–6–24		1	1
Team Health Holdings, Inc. (ICE LIBOR plus 275 bps),
4.992%, 2–6–24		189	183

			3,056

Health Care Services – 0.7%
CHG PPC Parent LLC (ICE LIBOR plus 275 bps),
4.992%, 1–22–25 (C)		249	249
Elysium Healthcare Holdings 3 Ltd. (ICE LIBOR plus 375 bps),
5.975%, 4–4–25 (H)	GBP	44	56
Elysium Healthcare Holdings 3 Ltd. (ICE LIBOR plus 525 bps),
5.975%, 4–4–25 (H)		456	585
Hanger, Inc. (ICE LIBOR plus 350 bps),
5.742%, 3–6–25 (C)		$249	248
Heartland Dental LLC,
0.000%, 4–30–25 (L)		105	105
Heartland Dental LLC (ICE LIBOR plus 375 bps),
5.992%, 4–30–25		697	697
LSCS Holdings, Inc.,
0.000%, 3–9–25 (C)(L)		1	1

20	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

LOANS (G) (Continued)	Principal		Value
Health Care Services (Continued)
LSCS Holdings, Inc. (ICE LIBOR plus 425 bps):
6.384%, 3–9–25 (C)		$10	$10
6.563%, 3–9–25 (C)		116	116
6.636%, 3–9–25 (C)		42	41
6.751%, 3–9–25 (C)		42	41
SavaSeniorCare LLC (1-Month U.S. LIBOR plus 730 bps),
9.459%, 10–11–18		1,288	1,289
Schumacher Group (ICE LIBOR plus 400 bps),
6.076%, 7–31–22 (C)		200	202

			3,640

Health Care Technology – 0.4%
BioClinica Holding I L.P. (ICE LIBOR plus 425 bps),
6.625%, 10–20–23		344	326
Verscend Holding Corp. (ICE LIBOR plus 450 bps),
6.742%, 8–27–25		1,520	1,532

			1,858

Life Sciences Tools & Services – 0.1%
Avantor, Inc. (3-Month EURIBOR plus 425 bps),
4.250%, 11–22–24 (H)	EUR	298	348
Avantor, Inc. (ICE LIBOR plus 400 bps),
6.242%, 11–22–24		$37	37
Syneos Health, Inc. (ICE LIBOR plus 200 bps),
4.242%, 8–1–24		195	196

			581

Pharmaceuticals – 0.5%
AI Sirona (Luxembourg) Acquisition S.a.r.l.,
0.000%, 7–10–25 (H)(L)	GBP	130	169
AI Sirona (Luxembourg) Acquisition S.a.r.l. (3-Month EURIBOR plus 400 bps),
0.000%, 7–10–25 (H)(L)	EUR	144	168
Amneal Pharmaceuticals LLC (ICE LIBOR plus 350 bps),
5.750%, 5–4–25		$249	252
Ceva Sante Animale (3-Month EURIBOR plus 300 bps),
3.000%, 6–30–21 (H)	EUR	270	315
Concordia International Corp. (ICE LIBOR plus 550 bps),
7.620%, 9–6–24		$200	195
Ethypharm (ICE LIBOR plus 475 bps),
5.424%, 7–21–23 (H)	GBP	500	653
UIC Merger Sub, Inc. (ICE LIBOR plus 325 bps),
5.492%, 8–31–24		$248	248

			2,000

Total Health Care – 2.6%			12,900

LOANS (G) (Continued)	Principal	Value
Industrials

Aerospace & Defense – 0.1%
MB Aerospace Holdings II Corp. (ICE LIBOR plus 350 bps),
5.742%, 1–22–25	$248	$249
Tronair, Inc. (1-Month U.S. LIBOR plus 475 bps),
7.566%, 9–8–23 (C)	340	335
Tronair, Inc. (Prime rate plus 375 bps),
7.136%, 9–8–23 (C)	3	3

		587

Building Products – 0.1%
C.H.I. Overhead Doors, Inc. (ICE LIBOR plus 375 bps),
5.492%, 7–31–22	539	540

Construction & Engineering – 0.2%
McDermott Technology (Americas), Inc. (ICE LIBOR plus 500 bps),
7.242%, 5–10–25	1,345	1,363

Diversified Support Services – 0.7%
Agro Merchants Intermediate Holdings L.P. (ICE LIBOR plus 375 bps),
6.136%, 12–6–24	248	249
Diamond (BC) B.V. (ICE LIBOR plus 300 bps),
5.242%, 9–6–24	248	243
MRO Holdings, Inc. (ICE LIBOR plus 525 bps),
7.632%, 10–25–23 (C)	496	499
Packers Holdings LLC (ICE LIBOR plus 325 bps),
5.383%, 12–4–24	248	248
PT Holdings LLC (ICE LIBOR plus 400 bps),
6.386%, 12–7–24	404	403
USS Ultimate Holdings, Inc. (ICE LIBOR plus 375 bps),
5.992%, 8–25–24	247	249
USS Ultimate Holdings, Inc. (ICE LIBOR plus 775 bps),
9.992%, 8–25–25	1,000	1,000

		2,891

Environmental & Facilities Services – 0.1%
SMI Acquisition, Inc. (ICE LIBOR plus 375 bps),
6.094%, 11–1–24	248	236

Heavy Electrical Equipment – 0.0%
Brookfield WEC Holdings, Inc. (ICE LIBOR plus 375 bps),
5.992%, 8–1–25	250	253

Highways & Railtracks – 0.1%
SH 130 Concession Co. LLC (3-Month ICE LIBOR plus 287.5 bps),
5.117%, 6–5–20	734	737

LOANS (G) (Continued)	Principal	Value
Industrial Conglomerates – 0.3%
PAE Holding Corp. (ICE LIBOR plus 550 bps),
7.886%, 10–20–22	$1,179	$1,181
PAE Holding Corp. (ICE LIBOR plus 950 bps),
11.886%, 10–20–23	122	122
Zebra Technologies Corp. (ICE LIBOR plus 175 bps),
4.063%, 10–27–21	310	312

		1,615

Industrial Machinery – 0.1%
Dynacast International LLC (ICE LIBOR plus 850 bps),
10.886%, 1–30–23 (C)	554	546

Office Services & Supplies – 0.0%
Fastener Acquisition, Inc. (ICE LIBOR plus 425 bps):
6.492%, 3–28–25	106	106
6.636%, 3–28–25	142	143

		249

Research & Consulting Services – 0.1%
APCO Holdings, Inc. (ICE LIBOR plus 550 bps),
7.750%, 6–8–25 (C)	193	194
Information Resources, Inc. (ICE LIBOR plus 425 bps),
6.567%, 1–18–24	281	282

		476

Security & Alarm Services – 0.1%
Garda World Security Corp. (ICE LIBOR plus 400 bps):
5.821%, 5–26–24	232	233
7.500%, 5–26–24	1	—	*
U.S. Security Associates Holdings, Inc. (ICE LIBOR plus 400 bps),
5.742%, 7–28–23	376	376

		609

Trading Companies & Distributors – 0.1%
Chill Merger Sub, Inc. (ICE LIBOR plus 350 bps),
5.742%, 3–20–24	298	298

Trucking – 0.1%
YRC Worldwide, Inc. (ICE LIBOR plus 850 bps),
10.742%, 7–26–22	457	464

Total Industrials – 2.1%		10,864
Information Technology

Application Software – 0.4%
Applied Systems, Inc. (ICE LIBOR plus 700 bps),
9.386%, 9–19–25	334	339
Flexera Software LLC,
0.000%, 1–25–25 (L)	40	40

2018	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

LOANS (G) (Continued)	Principal	Value
Application Software (Continued)
Flexera Software LLC (ICE LIBOR plus 325 bps),
5.500%, 2–26–25	$249	$249
Mitchell International, Inc. (ICE LIBOR plus 325 bps),
5.492%, 11–30–24	210	210
Mitchell International, Inc. (ICE LIBOR plus 725 bps),
9.492%, 11–30–25	350	350
Seattle Spinco, Inc. (ICE LIBOR plus 275 bps),
4.742%, 6–21–24	327	326
SS&C Technologies Holdings, Inc. (ICE LIBOR plus 250 bps),
4.492%, 4–16–25	227	227
VF Holding Corp. (ICE LIBOR plus 325 bps),
5.492%, 6–4–25	250	251

		1,992

Data Processing & Outsourced Services – 0.4%
Colorado Buyer, Inc. (ICE LIBOR plus 300 bps),
9.360%, 5–1–25	377	377
Great Dane Merger Sub, Inc. (ICE LIBOR plus 375 bps),
5.992%, 5–21–25 (C)	537	537
Navicure, Inc. (ICE LIBOR plus 375 bps),
5.992%, 11–1–24 (C)	248	249
Output Services Group, Inc. (ICE LIBOR plus 425 bps),
6.492%, 3–27–24	249	251

		1,414

Internet Software & Services – 0.1%
DigiCert Holdings, Inc.,
0.000%, 9–20–24 (L)	20	20
DigiCert Holdings, Inc. (ICE LIBOR plus 475 bps),
6.826%, 10–31–24	249	250
Parker Private Merger Sub, Inc.,
0.000%, 9–17–25 (L)	250	251

		521

IT Consulting & Other Services – 0.3%
CCC Information Services, Inc. (ICE LIBOR plus 675 bps),
8.992%, 3–31–25	285	286
HS Purchaser LLC (ICE LIBOR plus 375 bps),
5.992%, 3–29–25 (C)	249	251
NAVEX TopCo, Inc. (ICE LIBOR plus 325 bps),
5.370%, 8–9–25	250	250
Peak 10 Holding Corp. (ICE LIBOR plus 350 bps),
5.886%, 8–1–24	248	245
Triple Point Group Holdings, Inc. (ICE LIBOR plus 425 bps),
6.636%, 7–13–20	278	247

		1,279

LOANS (G) (Continued)	Principal		Value
Semiconductors – 0.1%
Microchip Technology, Inc. (ICE LIBOR plus 200 bps),
4.080%, 5–29–25		$234	$234

Systems Software – 0.1%
Inovalon Holdings, Inc. (ICE LIBOR plus 350 bps),
5.625%, 4–2–25		250	250
Park Place Technologies LLC (ICE LIBOR plus 400 bps),
6.242%, 3–29–25		249	249

			499

Total Information Technology – 1.4%			5,939
Materials

Commodity Chemicals – 0.2%
HVSC Merger Sub Corp. (ICE LIBOR plus 400 bps):
6.242%, 10–28–24		178	178
6.313%, 10–28–24		88	88
ILPEA Parent, Inc. (ICE LIBOR plus 550 bps),
7.000%, 3–2–23		518	520

			786

Construction Materials – 0.1%
Associated Asphalt Partners LLC (ICE LIBOR plus 525 bps),
7.492%, 4–5–24		172	172
Hillman Group, Inc. (The),
0.000%, 5–31–25 (L)		719	711

			883

Diversified Chemicals – 0.1%
Caldic B.V. (3-Month EURIBOR plus 325 bps),
3.000%, 7–18–24 (H)	EUR	500	575

Metal & Glass Containers – 0.1%
Crown Americas LLC (ICE LIBOR plus 200 bps),
4.163%, 4–3–25		$249	250

Paper Packaging – 0.1%
Flex Acquisition Co., Inc. (ICE LIBOR plus 325 bps),
5.751%, 6–22–25		250	251

Specialty Chemicals – 0.3%
Ferro Corp. (ICE LIBOR plus 225 bps),
4.636%, 2–14–24		281	281
SK Spice Holdings S.a.r.l. (3-Month ICE LIBOR plus 425 bps),
6.583%, 7–11–24		351	351
Starfruit Finco B.V.,
0.000%, 9–20–25 (H)(L)	EUR	316	370
Starfruit U.S. Holdco LLC,
0.000%, 9–20–25 (L)		$250	251
Styrolution Group GmbH (ICE LIBOR plus 375 bps),
4.386%, 9–30–21		214	214

LOANS (G) (Continued)	Principal		Value
Specialty Chemicals (Continued)
W.R. Grace & Co. – Conn (ICE LIBOR plus 175 bps),
4.136%, 4–3–25		$250	$251

			1,718

Total Materials – 0.9%			4,463
Real Estate

Hotel & Resort REITs – 0.2%
Hospitality Investors Trust, Inc. (1-Month U.S. LIBOR plus 650 bps),
8.633%, 5–1–19		1,000	1,000

Industrial REITs – 0.2%
Avolon TLB Borrower 1 U.S. LLC (ICE LIBOR plus 200 bps),
4.165%, 1–15–25		296	297
Terra Millennium Corp. (ICE LIBOR plus 625 bps),
8.500%, 10–31–22 (C)		536	537

			834

Retail REITs – 0.2%
Inland Retail Real Estate Trust, Inc. (1-Month U.S. LIBOR plus 650 bps),
8.604%, 4–1–19		1,161	1,167

Specialized REITs – 0.1%
Access CIG LLC,
0.000%, 2–27–25 (L)		28	28
Access CIG LLC (ICE LIBOR plus 375 bps),
5.992%, 2–27–25		255	256

			284

Total Real Estate – 0.7%			3,285
Telecommunication Services

Alternative Carriers – 0.1%
Level 3 Financing, Inc. (ICE LIBOR plus 225 bps),
4.432%, 2–22–24		280	281

Integrated Telecommunication Services – 0.9%
CenturyLink, Inc. (ICE LIBOR plus 275 bps):
4.992%, 9–30–22		1,055	1,053
4.992%, 1–31–25		478	474
Securus Technologies Holdings, Inc.,
0.000%, 11–1–24 (L)		82	82
Securus Technologies Holdings, Inc. (ICE LIBOR plus 450 bps),
6.742%, 11–1–24		269	269
TDC A/S (3-Month EURIBOR plus 350 bps),
3.500%, 6–11–25 (H)	EUR	435	509
TDC A/S (ICE LIBOR plus 350 bps),
5.839%, 6–11–25		$250	252
Unitymedia GmbH (3-Month EURIBOR plus 275 bps),
2.750%, 1–15–27 (H)	EUR	458	534

22	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

LOANS (G) (Continued)	Principal	Value
Integrated Telecommunication Services (Continued)
West Corp. (3-Month ICE LIBOR plus 400 bps),
6.242%, 10–10–24	$1,366	$1,361
Westmoreland Coal Co.,
0.000%, 5–22–19 (L)	37	36
Westmoreland Coal Co. (3-Month U.S. LIBOR plus 825 bps),
10.562%, 5–22–19	165	164

		4,734

Total Telecommunication Services – 1.0%		5,015

TOTAL LOANS – 16.4%		$78,686
(Cost: $78,993)

SHORT–TERM SECURITIES
Commercial Paper (O) – 1.8%
Kroger Co. (The),
2.350%, 10–1–18	4,314	4,313

SHORT–TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (O) (Continued)
Sonoco Products Co.,
2.330%, 10–1–18	$2,116	$2,116
Wisconsin Electric Power Co.,
2.252%, 10–3–18	3,000	2,999

		9,428

Master Note – 2.0%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.470%, 10–5–18 (N)	10,302	10,302

Money Market Funds–2.6%
Dreyfus Institutional Preferred Government Money Market Fund-Institutional Shares,
2.140%, (P)(Q)	13,457	13,457

SHORT–TERM SECURITIES (Continued)	Principal	Value
United States Government Agency Obligations – 0.5%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate),
2.220%, 10–7–18 (N)	$2,440	$2,440

TOTAL SHORT-TERM SECURITIES – 6.9%		$35,627
(Cost: $35,629)

TOTAL INVESTMENT SECURITIES – 101.9%		$521,256
(Cost: $493,823)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.9)%		(9,932)

NET ASSETS – 100.0%		$511,324

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	All or a portion of securities with an aggregate value of $13,855 are on loan.

(E)	Restricted securities. At September 30, 2018, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Market Value
Novae Group plc (3-Month U.S. LIBOR plus 405 bps), 6.364%, 06-30-34	8-4-17	$400	$387	$399

		Shares
Pinnacle Agriculture Enterprises LLC	3-10-17	233	106	130
Targa Resources Corp., 9.500%	10-24-17	1	1,415	1,375

			$1,908	$1,904

The total value of these securities represented 0.4% of net assets at September 30, 2018.

(F)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018 the total value of these securities amounted to $125,146 or 24.5% of net assets.

(G)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Description of the reference rate and spread, if applicable, are included in the security description.

(H)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro and GBP - British Pound).

(I)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2018.

(J)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(K)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

2018	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

(L)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(M)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(N)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(O)	Rate shown is the yield to maturity at September 30, 2018.

(P)	Investment made with cash collateral received from securities on loan.

(Q)	Rate shown is the annualized 7-day yield at September 30, 2018.

The following forward foreign currency contracts were outstanding at September 30, 2018:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	5,120	U.S. Dollar	6,797	1–31–19	JPMorgan Securities LLC	$82	$—
Euro	3,588	U.S. Dollar	4,268	1–31–19	JPMorgan Securities LLC	58	—
Euro	5,382	U.S. Dollar	6,973	9–30–21	JPMorgan Securities LLC	97	—
Euro	499	U.S. Dollar	584	10–5–18	Morgan Stanley International	4	—

						$241	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$8,033	$—	$61
Consumer Staples	22,087	—	—
Energy	31,026	—	—
Financials	31,539	—	—
Health Care	31,320	—	—
Industrials	24,575	—	—
Information Technology	12,910	—	—
Materials	17,152	—	—
Real Estate	47,516	—	—
Telecommunication Services	3,977	—	—
Utilities	7,946	—	—
Total Common Stocks	$238,081	$—	$61
Investment Funds	6,260	—	—
Preferred Stocks	—	1,375	130
Asset-Backed Securities	—	7,004	—
Corporate Debt Securities	—	144,229	—
Mortgage-Backed Securities	—	9,673	—
Other Government Securities	—	130	—
Loans	—	67,180	11,506
Short-Term Securities	13,457	22,170	—
Total	$257,798	$251,761	$11,697
Forward Foreign Currency Contracts	$—	$241	$—

24	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Mortgage- Backed Securities	Loans
Beginning Balance 10–1–17	$—	$147	$300	$6,671
Net realized gain (loss)	—	—	—	(14)
Net change in unrealized appreciation (depreciation)	54	(17)	—	54
Purchases	7	—	—	9,430
Sales	—	—	—	(2,654)
Amortization/Accretion of premium/discount	—	—	—	9
Transfers into Level 3 during the period	—	—	—	649
Transfers out of Level 3 during the period	—	—	(300)	(2,639)

Ending Balance 9–30–18	$61	$130	$—	$11,506

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9–30–18	$54	$(17)	$—	$60

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the year ended September 30, 2018, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 9-30-18	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets

Common Stocks	$61	Market comparable approach	Adjusted EBITDA multiple	9.19x

Preferred Stocks	130	Market comparable approach	Adjusted EBITDA multiple	11.10x
			Illiquidity Discount	10%

Loans	11,506	Third-party vendor service	Broker quotes	N/A

Significant increases (decreases) in the adjusted revenue multiple and adjusted EBITDA multiple inputs could result in a higher (lower) fair value measurement. However, significant increases (decreases) in the illiquidity discount input could result in a lower (higher) fair value measurement.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CLO = Collateralized Loan Obligation

EURIBOR = Euro Interbank Offered Rate

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

PIK = Payment in kind

REIT = Real Estate Investment Trust

TB = Treasury Bill

2018	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2018

Country Diversification
(as a % of net assets)
United States	56.4%
France	6.3%
United Kingdom	6.3%
Netherlands	4.0%
Canada	3.7%
Luxembourg	2.5%
Japan	2.4%
Hong Kong	2.2%
Switzerland	2.1%
China	1.3%
Ireland	1.3%
Spain	1.1%
Other Countries	5.4%
Other+	5.0%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

26	ANNUAL REPORT	2018

MANAGEMENT DISCUSSION	IVY APOLLO STRATEGIC INCOME FUND

(UNAUDITED)

The Ivy Apollo Strategic Income Fund is managed overall by Ivy Investment Management Company, which has retained Apollo Credit Management, LLC to sub-advise the Fund’s total return strategy sleeve. Below, a portfolio manager of the Fund, Mark G. Beischel, CFA, discusses positioning, performance and results for the fiscal year ended September 30, 2018. Mr. Beischel has managed the Fund since inception and has 25 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2018
Ivy Apollo Strategic Income Fund
(Class A shares at net asset value)	1.53%
Ivy Apollo Strategic Income Fund
(Class A shares including sales charges)	-4.34%

Benchmark(s) and/or Lipper Category
50% Bloomberg Barclays Global Credit 1-10 Year Hedged Index/50% ICEBofAML U.S. High Yield Index	1.86%

(generally reflects the performance of the global bond market with a hedged component intended to reduce the index’s currency risk, and the performance of securities representing the high-yield sector of the bond market)

50% Bloomberg Barclays Multiverse Index/50% ICE BofAML U.S. High Yield Index	0.80%
(generally reflects the performance of the global bond market, and the performance of securities representing the high-yield sector of the bond market)
Bloomberg Barclays Global Credit 1-10 Year Hedged Index	0.79%
(generally reflects the performance of securities representing the global bond market with a hedged component intended to reduce the index’s currency risk.)
Bloomberg Barclays Multiverse Index	-1.32%
(generally reflects the performance of securities representing the global bond market)
ICE BofAML U.S. High Yield Index	2.94%
(generally reflects the performance of securities representing the high-yield sector of the bond market)
Lipper Multi-Sector Income Funds Universe Average	0.61%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. Effective May 2018, the Fund’s blended benchmark changed to 50% Bloomberg Barclays Global Credit 1-10 Year Hedged Index + 50% ICE BofAML US High Yield Index from the prior blended benchmark of 50% Bloomberg Barclays Multiverse Index + 50% ICE BofAML U.S. High Yield Index. Ivy Investment Management Company believes the new blended benchmark and new component are more reflective of the types of securities in which the Fund invests than the prior blended benchmark. The prior blended benchmark is shown for comparison purposes. The performance discussion below is at net asset value (NAV).

Improving global climate

As a whole, global equities were higher for the fiscal year with the U.S. and Japan the standout performers as the fiscal year ended. Emerging market equities underperformed during calendar year 2018 after starting the fiscal year with strong performance. As global liquidity waned late in the fiscal year, weaker emerging market countries such as Turkey, Argentina, Brazil and Mexico faced wider credit spreads, weaker currencies and lower stock prices.

Volatility in the global fixed income markets also increased late in the fiscal year. Political concerns emerged from elections in Italy’s, where a new government brought the European Union’s (EU) sustainability back into the spotlight. The new Italian government’s targeted budget deficit was more aggressive than the market expected, resulting in euro weakening and Italian government rates increasing. Against this backdrop, the U.S. dollar showed ongoing strength during the fiscal year against other world currencies.

The Trump administration’s policies regarding international trade and investment emerged as an important source of downside risk for the global economy during the fiscal year. As the year came to a close, the administration completed a revamp of the North American Free Trade Agreement (NAFTA) with Mexico and Canada — named the U.S.-Mexico-Canada Agreement (USMCA) — but trade talks with China did not make similar progress. Tariffs and the potential for an extended trade war between the U.S. and China emerged during the year and extended to other countries. Tariffs were in place on much of the world’s steel and aluminum shipments to the U.S. along with a range of other consumer and industrial goods. Most of the affected nations have imposed their own tariffs on a broad range of U.S. goods. It is unclear what the end-game strategy is for the Trump administration related to trade, which added to market uncertainty.

2018	ANNUAL REPORT	27

Portfolio strategy

The Fund finished the fiscal year with a positive return that was slightly less than the positive return of its blended benchmark index, but higher than the return of its peer group average.

The Fund benefited from its relatively shorter effective duration and large weighting in credit, as the Trump administration’s pro-growth policies on fiscal stimulus, tax reforms and reduced regulations allowed improvement in U.S. economic conditions that lead to tightening in credit spreads. The main contributor to the positive return was the Fund’s high-yield exposure in the CCC- rated bond market and to the leveraged loan market. The CCC sector within the high yield market continued to benefit from a lack of issuance as well as exposure to U.S. rather than international growth. The leveraged loan market continued to benefit from rising short-term interest rates, based on the U.S. Federal Reserve (Fed) steadily increasing rates.

The Fed increased the fed funds rate late in the fiscal year to a range of 2.00-2.25%, a 0.25-percentage point increase from the prior level, marking the third rate increase in calendar year 2018 and the eighth increase since December 2015. The Fed indicated it had determined that it had met is dual mandate, with the unemployment rate at 3.9% as the fiscal year ended and core inflation approaching the Fed’s 2% target.

We again maintained a low duration in the Fund and have built what we believe to be plenty of liquidity. We believe shorter duration will enable the portfolio to continue to focus on higher yielding corporate bonds, while greater liquidity will allow us to be more responsive to changing market environments.

Outlook

We think President Donald Trump will use the USMCA framework for future trade negotiations with the EU and Japan. Further negotiations with China do not appear to be imminent. Emerging-market growth is now under pressure from the combination of a stronger U.S. dollar and higher oil prices. The outlook is further clouded by the aggressive U.S. trade policy. These headwinds could result in sales and earnings pressure for multinational and emerging market companies. In Europe, political uncertainty has increased largely due the region’s inability to effectively manage and absorb a large population of refugees.

We think the Fed will continue gradual rate hikes and expect another increase during 2018. The market also is anticipating two or three increases in 2019.

We believe the shape of the yield curve will remain flat, with the Fed continuing its approach of increased short-term rates and measured inflationary pressures on the long end of the curve. The long end of the curve also is being affected by what we consider “push” forces (increased Treasury supply from budget deficits, Fed balance sheet normalization and increased term premiums) and “pull” forces (global trade concerns, a strong U.S. dollar, political concerns and emerging market volatility).

U.S. labor markets continue to grow and beat expectations, which has kept consumer confidence near cycle highs and supported strong spending growth.

We believe trade will continue to be a risk factor going forward. There is the potential for more tariffs followed by retaliatory actions that might impact companies’ capital investment plans. In our view, a negative feedback loop could affect the markets and ultimately consumer confidence.

We believe that U.S. economic growth is likely to continue to benefit from lower individual and corporate tax rates, vigorous private-sector hiring and consumer spending.

We think pressure on U.S. interest rates is likely to continue as a growing Treasury supply from budget deficits and the normalization of the Fed balance sheet combine to put some term premium back into the yield curve.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which would result in the Fund performing poorly.

While Ivy Investment Management Company (IICO) monitors the investments of Apollo Credit Management (Apollo) in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations,

28	ANNUAL REPORT	2018

IICO and Apollo make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by IICO or Apollo will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed income securities are subject to interest rate risk and, as such, the NAV of the Fund may fall as interest rates rise.

Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Fund’s prospectus

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Apollo Strategic Income Fund.

2018	ANNUAL REPORT	29

PORTFOLIO HIGHLIGHTS	IVY APOLLO STRATEGIC INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Stocks	1.8%
Financials	1.3%
Energy	0.3%
Consumer Discretionary	0.1%
Consumer Staples	0.1%
Health Care	0.0%
Bonds	94.9%
Corporate Debt Securities	58.5%
Loans	17.3%
Other Government Securities	9.4%
United States Government and Government Agency Obligations	6.6%
Mortgage-Backed Securities	1.9%
Asset-Backed Securities	1.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.3%

Quality Weightings

Investment Grade	34.2%
AAA	5.5%
AA	3.3%
A	8.2%
BBB	17.2%
Non-Investment Grade	60.7%
BB	14.2%
B	30.2%
CCC	11.3%
Below CCC	0.4%
Non-rated	4.6%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Equities	5.1%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	63.6%
United States	57.9%
Other North America	5.7%
Europe	15.4%
Luxembourg	4.1%
Other Europe	11.3%
Pacific Basin	6.6%
South America	6.2%
Bahamas/Caribbean	2.9%
Other	1.7%
Middle East	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.3%

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

30	ANNUAL REPORT	2018

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY APOLLO STRATEGIC INCOME FUND

(UNAUDITED)

(a)

Effective April 2018, the Fund’s blended benchmark changed from 50% Bloomberg Barclays Multiverse Index + 50% ICE BofAML US High Yield Index to 50% Bloomberg Barclays Global Credit 1-10 Year Hedged Index + 50% ICE BofAML US High Yield Index, and the Bloomberg Barclays Multiverse Index component changed to the Bloomberg Barclays Global Credit 1-10 Year Hedged Index component. IICO believes that the blended benchmark of 50% Bloomberg Barclays Global Credit 1-10 Year Hedged Index + 50% ICE BofAML US High Yield Index and the Bloomberg Barclays Global Credit 1-10 Year Hedged Index component are more reflective of the types of securities in which the Fund invests than the prior blended benchmark and benchmark component.

(b)	The prior blended benchmark and benchmark components are shown for comparison purposes.

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N	Class Y
1-year period ended 9-30-18	-4.34%	0.82%	1.95%	1.92%	1.58%
5-year period ended 9-30-18	—	—	—	—	—
10-year period ended 9-30-18	—	—	—	—	—
Since Inception of Class through 9-30-18(4)	1.71%	3.03%	4.08%	4.13%	3.79%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

10-1-15 for Class A shares, 10-1-15 for Class C shares, 10-1-15 for Class I shares, 10-1-15 for Class N shares and 10-1-15 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2018	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS	Shares	Value
Canada

Health Care – 0.0%
Concordia International Corp. (A)	8	$168

Total Canada – 0.0%		168
Netherlands

Consumer Discretionary – 0.0%
Altice N.V., Class A (A)	11	29

Total Netherlands – 0.0%		29
United States

Consumer Discretionary – 0.1%
Altice USA, Inc., Class A	4	81
Cumulus Media, Inc., Class A (A)	1	16
Laureate Education, Inc., Class A (A)	20	304
True Religion Apparel, Inc. (A)(B)	1	68

		469

Total United States – 0.1%		469

TOTAL COMMON STOCKS – 0.1%		$666
(Cost: $658)

INVESTMENT FUNDS
United States – 1.3%
iShares iBoxx $ High Yield Corporate Bond ETF (C)	78	6,703

TOTAL INVESTMENT FUNDS – 1.3%		$6,703
(Cost: $6,603)

PREFERRED STOCKS
United States

Consumer Staples – 0.1%
Pinnacle Agriculture Enterprises LLC (A)(B)(D)	389	217

Energy – 0.3%
Targa Resources Corp.,
9.500% (D)	1	1,578

Total United States – 0.4%		1,795

TOTAL PREFERRED STOCKS – 0.4%		$1,795
(Cost: $1,801)

ASSET-BACKED SECURITIES	Principal
Cayman Islands – 0.0%
Anchorage Capital CLO Ltd., Series 2014-4RA, Class E (3-Month U.S. LIBOR plus 550 bps)
7.839%, 1–28–31 (E)(F)	$250	243

ASSET-BACKED SECURITIES (Continued)	Principal	Value
Cayman Islands (Continued)
Greenwood Park CLO Ltd., Series 2018-1A, Class E (3-Month U.S. LIBOR plus 495 bps)
6.975%, 4–15–31 (E)(F)	$250	$237
Greywolf CLO Ltd., Series 2015-1A, Class DR (3-Month U.S. LIBOR plus 585 bps)
8.185%, 1–27–31 (E)(F)	250	247

		727

United States – 1.2%
Adams Mill CLO Ltd., Series 2014-1A, Class D1 (3-Month U.S. LIBOR plus 350 bps)
5.839%, 7–15–26 (E)(F)	400	399
Anchorage Credit Funding Ltd., Series 2015-2A, Class D
7.300%, 1–25–31 (E)	400	395
Antares CLO 2017-1A Ltd. (3-Month U.S. LIBOR plus 775 bps)
10.098%, 7–20–28 (F)	1,350	1,346
Benefit Street Partners CLO Ltd., Series 2018-14A,Class E (3-Month U.S. LIBOR plus 535 bps)
7.698%, 4–20–31 (E)(F)	250	240
Fortress Credit BSL Ltd., Series 2018-1A, Class ER (3-Month U.S. LIBOR plus 645 bps)
8.783%, 7–23–31 (E)(F)	750	727
Golub Capital Partners CLO Ltd., Series 2013-17A, Class CR (3-Month U.S. LIBOR plus 350 bps)
5.835%, 10–25–30 (E)(F)	1,000	986
ICG U.S. CLO Ltd., Series 2014-1A, Class DR (3-Month U.S. LIBOR plus 649 bps)
8.838%, 1–20–30 (E)(F)	250	253
TIAA Churchill Middle Market CLO I Ltd., Series 2016-1A, Class D (3-Month U.S. LIBOR plus 540 bps)
7.748%, 10–20–28 (E)(F)	250	250
Trinitas CLO Ltd., Series 2018-8A, Class E (3-Month U.S. LIBOR plus 590 bps)
8.251%, 7–20–31 (E)(F)	500	496
ZAIS CLO 7 Ltd., Series 2017-2A, Class E (3-Month U.S. LIBOR plus 715 bps)
9.489%, 4–15–30 (E)(F)	500	499

		5,591

TOTAL ASSET-BACKED SECURITIES – 1.2%		$6,318
(Cost: $6,287)

CORPORATE DEBT SECURITIES	Principal	Value
Argentina

Energy – 0.2%
Pampa Energia S.A.
7.500%, 1–24–27 (E)	$1,200	$1,062

Total Argentina – 0.2%		1,062
Australia

Financials – 0.3%
Australia and New Zealand Banking Group Ltd.
4.500%, 3–19–24 (E)	1,500	1,495

Utilities – 0.3%
Ausgrid Finance Pty Ltd.
3.850%, 5–1–23 (E)	1,400	1,391

Total Australia – 0.6%		2,886
Austria

Consumer Staples – 0.1%
JBS Investments GmbH (GTD by Hungary Holdings Kft)
7.250%, 4–3–24	200	204
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.)
7.750%, 10–28–20 (E)	600	610

		814

Materials – 0.4%
Bahia Sul Holdings GmbH
5.750%, 7–14–26 (E)	2,000	2,017

Total Austria – 0.5%		2,831
Bermuda

Consumer Staples – 0.2%
Bacardi Ltd.
4.450%, 5–15–25 (E)	1,100	1,096

Total Bermuda – 0.2%		1,096
Brazil

Consumer Staples – 0.3%
Cosan Ltd.
5.950%, 9–20–24 (E)	1,725	1,628

Materials – 0.4%
Fibria Overseas Finance Ltd.:
5.250%, 5–12–24 (C)	800	811
4.000%, 1–14–25	850	788
Suzano Austria GmbH
6.000%, 1–15–29 (E)	200	201
Vale Overseas Ltd.
6.250%, 8–10–26	125	137

		1,937

32	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities – 0.3%
Aegea Finance S.a.r.l.
5.750%, 10–10–24 (E)	$1,000	$932
Cemig Geracao e Transmissao S.A.
9.250%, 12–5–24 (E)	400	412

		1,344

Total Brazil – 1.0%		4,909
British Virgin Islands

Financials – 0.1%
King Power Capital Ltd.
5.625%, 11–3–24	225	236

Total British Virgin Islands – 0.1%		236
Canada

Consumer Discretionary – 0.4%
1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc.:
4.250%, 5–15–24 (E)	205	194
4.250%, 5–15–24 (E)	394	374
5.000%, 10–15–25 (E)	1,040	996
Gateway Casinos & Entertainment Ltd.
8.250%, 3–1–24 (E)	587	618

		2,182

Energy – 0.7%
Bellatrix Exploration Ltd.
8.500%, 5–15–20 (C)(E)	664	407
Seven Generations Energy Ltd.:
6.750%, 5–1–23 (E)	1,257	1,295
5.375%, 9–30–25 (E)	480	467
TransCanada PipeLines Ltd.
3.800%, 10–1–20	1,000	1,010

		3,179

Financials – 0.4%
Royal Bank of Canada:
2.500%, 1–19–21	750	738
4.650%, 1–27–26	550	562
Tervita Escrow Corp.
7.625%, 12–1–21 (E)	244	251

		1,551

Health Care – 0.0%
Concordia Healthcare Corp.
8.000%, 9–6–24	81	79

Industrials – 0.3%
GFL Environmental, Inc.:
5.625%, 5–1–22 (E)	155	150
5.375%, 3–1–23 (E)	858	807
7.000%, 6–1–26 (E)	730	705
Ritchie Bros. Auctioneers, Inc.
5.375%, 1–15–25 (E)	106	106

		1,768

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Information Technology – 0.5%
Kronos Acquisition Holdings, Inc.
9.000%, 8–15–23 (E)		$2,849	$2,685

Materials – 0.2%
HudBay Minerals, Inc.:
7.250%, 1–15–23 (E)		68	70
7.625%, 1–15–25 (E)		102	105
NOVA Chemicals Corp.:
4.875%, 6–1–24 (E)		661	636
5.250%, 6–1–27 (E)		265	247

			1,058

Total Canada – 2.5%			12,502
Cayman Islands

Financials – 0.2%
ADCB Finance Cayman Ltd.
4.000%, 3–29–23 (E)		200	198
Banco do Brasil S.A.
6.000%, 1–22–20 (E)		1,000	1,025
UPCB Finance IV Ltd.:
5.375%, 1–15–25 (E)		102	102
3.625%, 6–15–29 (G)	EUR	100	115

			1,440

Industrials – 0.8%
DP World Ltd.
4.848%, 9–26–28 (E)		$200	198
Guanay Finance Ltd.
6.000%, 12–15–20		1,370	1,373
LATAM Finance Ltd.
6.875%, 4–11–24 (E)		2,000	1,943

			3,514

Materials – 0.4%
Braskem Finance Ltd. (GTD by Braskem S.A.)
5.750%, 4–15–21 (E)		1,800	1,848

Real Estate – 0.0%
Link Finance (Cayman) 2009 Ltd.
2.875%, 7–21–26		200	183

Telecommunication Services – 0.9%
CK Hutchison International (16) Ltd.
1.875%, 10–3–21 (E)		2,000	1,900
Sable International Finance Ltd.
6.875%, 8–1–22 (E)		2,248	2,349

			4,249

Total Cayman Islands – 2.3%			11,234
Chile

Financials – 0.2%
Banco Santander Chile
2.500%, 12–15–20 (E)		1,250	1,225

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Materials – 0.1%
Celulosa Arauco y Constitucion S.A.
5.000%, 1–21–21		$700	$715

Utilities – 0.2%
Empresa Electrica Angamos S.A.
4.875%, 5–25–29		191	188
Enel Chile S.A.
4.875%, 6–12–28		840	847

			1,035

Total Chile – 0.5%			2,975
China

Energy – 0.2%
Sinopec Group Overseas Development (2018) Ltd.
4.125%, 9–12–25 (C)(E)		800	793

Financials – 0.0%
Bank of China Ltd.
5.000%, 11–13–24		200	204
China Construction Bank Corp.
3.875%, 5–13–25		200	198

			402

Information Technology – 0.7%
Alibaba Group Holding Ltd.:
2.500%, 11–28–19		1,500	1,492
2.800%, 6–6–23		900	867
Tencent Holdings Ltd.
2.985%, 1–19–23 (E)		1,000	968

			3,327

Total China – 0.9%			4,522
Columbia

Financials – 0.3%
Banco de Bogota S.A.
5.375%, 2–19–23 (E)		1,300	1,334

Total Columbia – 0.3%			1,334
France

Consumer Discretionary – 0.9%
Altice France S.A.:
7.375%, 5–1–26 (E)		2,494	2,497
8.125%, 2–1–27 (E)		1,500	1,541
Klesia Prevoyance
5.375%, 12–8–26 (G)	EUR	300	371

			4,409

Consumer Staples – 0.5%
Danone S.A.
3.000%, 6–15–22 (E)		$900	882
Pernod Ricard S.A.
4.450%, 1–15–22 (E)		1,500	1,530

			2,412

2018	ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Financials – 0.5%
BNP Paribas S.A.
7.625%, 12–29–49 (E)		$1,800	$1,890
Humanis Prevoyance
5.750%, 10–22–25 (G)	EUR	300	351

			2,241

Health Care – 0.0%
Constantin Investissement 3 S.A.S.
5.375%, 4–15–25 (G)		200	230

Telecommunication Services – 0.3%
Orange S.A.
1.625%, 11–3–19		$1,500	1,477

Total France – 2.2%			10,769
Germany

Consumer Discretionary – 0.0%
PrestigeBidCo GmbH
6.250%, 12–15–23 (G)	EUR	100	124

Materials – 0.0%
CTC BondCo GmbH
5.250%, 12–15–25 (G)		200	231

Telecommunication Services – 0.2%
Unitymedia GmbH
3.750%, 1–15–27 (G)		600	736

Total Germany – 0.2%			1,091
Hong Kong

Consumer Discretionary – 0.1%
Studio City Finance Ltd.
8.500%, 12–1–20 (E)		$455	456

Energy – 0.0%
China Oil and Gas Group Ltd.
4.625%, 4–20–22		200	190

Financials – 0.1%
Bangkok Bank Public Co. Ltd.
4.050%, 3–19–24 (E)		600	599
Westwood Group Holdings Ltd.
5.375%, 10–19–23		200	194

			793

Total Hong Kong – 0.2%			1,439
India

Industrials – 0.4%
Adani Ports and Special Economic Zone Ltd.
3.500%, 7–29–20 (E)		2,200	2,170

Materials – 0.4%
Vedanta Resources plc
6.375%, 7–30–22 (E)		1,800	1,733

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Telecommunication Services – 0.0%
Bharti Airtel Ltd.
4.375%, 6–10–25		$200	$185

Total India – 0.8%			4,088
Indonesia

Utilities – 0.1%
Perusahaan Listrik Negara
5.450%, 5–21–28 (E)		700	719

Total Indonesia – 0.1%			719
Ireland

Consumer Discretionary – 0.1%
Virgin Media Receivables Financing Notes I DAC
5.500%, 9–15–24 (G)	GBP	200	261

Total Ireland–0.1%			261
Israel

Utilities – 0.0%
Israel Electric Corp. Ltd.
6.875%, 6–21–23 (E)		$200	219

Total Israel – 0.0%			219
Jamaica

Telecommunication Services – 0.1%
Digicel Group Ltd.:
8.250%, 9–30–20 (E)		200	152
7.125%, 4–1–22 (E)		247	162
Digicel Ltd.
6.750%, 3–1–23 (C)(E)		200	167

			481

Total Jamaica – 0.1%			481
Japan

Consumer Staples – 0.3%
Suntory Holdings Ltd.
2.550%, 9–29–19 (E)		1,325	1,316

Financials – 0.7%
Mitsubishi UFJ Financial Group, Inc.
3.287%, 7–25–27		600	564
Mizuho Bank Ltd.
2.450%, 4–16–19 (E)		750	749
Mizuho Financial Group, Inc.
3.170%, 9–11–27		600	555
Sumitomo Mitsui Financial Group, Inc.
3.748%, 7–19–23		1,240	1,236

			3,104

Total Japan – 1.0%			4,420

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Jersey

Consumer Discretionary – 0.0%
CPUK Finance Ltd.
4.250%, 8–28–22 (E)(G)	GBP	100	$130

Total Jersey – 0.0%			130
Luxembourg

Consumer Discretionary – 2.0%
Altice Financing S.A.:
6.625%, 2–15–23 (E)		$1,213	1,222
7.500%, 5–15–26 (E)		1,672	1,630
Altice S.A.:
7.750%, 5–15–22 (C)(E)		3,100	3,017
7.250%, 5–15–22 (E)(G)	EUR	250	289
7.625%, 2–15–25 (C)(E)		$800	725
6.250%, 2–15–25 (E)(G)	EUR	250	271
Intelsat Jackson Holdings S.A.:
9.500%, 9–30–22 (E)		$814	949
8.000%, 2–15–24 (E)		1,087	1,144
LHMC Finco S.a.r.l.
6.250%, 12–20–23 (G)	EUR	100	120
LHMC Finco S.a.r.l. (3-Month U.S. LIBOR plus 575 bps):
5.750%, 12–20–23 (E)(F)(G)		100	118
5.750%, 12–20–23 (F)(G)		100	118
Nielsen Co. (Luxembourg) S.a.r.l. (The)
5.500%, 10–1–21 (E)		$500	503
Samsonite Finco S.a.r.l.
3.500%, 5–15–26 (G)	EUR	100	113
Telenet Finance Luxembourg Notes S.a.r.l.
5.500%, 3–1–28 (E)		$200	189

			10,408

Consumer Staples – 0.2%
Minerva Luxembourg S.A.
5.875%, 1–19–28 (E)		1,200	1,068

Energy – 0.2%
Offshore Drilling Holding S.A.
8.375%, 9–20–20 (E)(H)		1,600	840

Financials – 0.1%
Amigo Luxembourg S.A.
7.625%, 1–15–24 (E)(G)	GBP	100	130
Hidrovias International Finance S.a.r.l.
5.950%, 1–24–25 (E)		$370	337

			467

Industrials – 0.3%
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 5–1–20		1,500	1,486

34	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Information Technology – 0.3%
Atento Luxco 1 S.A.
6.125%, 8–10–22 (E)	$1,525	$1,494

Materials – 0.1%
ARD Finance S.A.
(7.125% Cash or 7.875% PIK)
7.125%, 9–15–23 (I)	200	203
ARD Securities Finance S.a.r.l.
(8.750% Cash or 8.750% PIK)
8.750%, 1–31–23 (E)(I)	418	418

		621

Total Luxembourg – 3.2%		16,384
Macau

Consumer Discretionary – 0.2%
Sands China Ltd.
5.125%, 8–8–25 (E)	600	599
Wynn Macau Ltd.:
4.875%, 10–1–24 (E)	200	188
5.500%, 10–1–27 (E)	446	418

		1,205

Total Macau – 0.2%		1,205
Malaysia

Financials – 0.0%
Malayan Banking Berhad
3.905%, 10–29–26	200	197

Total Malaysia – 0.0%		197
Mauritius

Telecommunication Services – 0.0%
MTN (Mauritius) Investments Ltd.
4.755%, 11–11–24	200	181

Total Mauritius – 0.0%		181
Mexico

Consumer Discretionary – 0.2%
Nemak S.A.B. de C.V.
4.750%, 1–23–25 (E)	1,200	1,170

Consumer Staples – 0.5%
Coca-Cola FEMSA S.A.B. de C.V.
2.375%, 11–26–18	150	150
Grupo Bimbo S.A.B. de C.V.:
4.875%, 6–30–20 (E)	350	357
4.500%, 1–25–22 (E)	1,250	1,279
Kimberly-Clark de Mexico
3.800%, 4–8–24 (E)	1,000	976

		2,762

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Energy – 0.1%
Petroleos Mexicanos
5.350%, 2–12–28 (E)		$500	$471

Financials – 0.8%
Banco Santander (Mexico) S.A.
5.950%, 10–1–28 (E)		350	355
Banco Santander S.A.
4.125%, 11–9–22 (E)		1,750	1,739
Nacional Financiera SNC
3.375%, 11–5–20 (E)		750	744
Unifin Financiera S.A.B. de C.V. SOFOM E.N.R.
7.250%, 9–27–23 (E)		450	444

			3,282

Materials – 0.5%
CEMEX S.A.B. de C.V.
7.750%, 4–16–26 (E)		550	602
Grupo Cementos de Chihuahua S.A.B. de C.V.
5.250%, 6–23–24 (E)		2,146	2,137

			2,739

Telecommunication Services – 0.2%
Telefonos de Mexico S.A.B de C.V. (GTD by America Movil S.A.B. de C.V.)
5.500%, 11–15–19		1,000	1,024

Total Mexico – 2.3%			11,448
Netherlands

Consumer Discretionary – 0.9%
Clear Channel International B.V.
8.750%, 12–15–20 (E)		156	161
Myriad International Holdings B.V.
6.000%, 7–18–20 (E)		350	363
Stars Group Holdings B.V. and Stars Group (U.S.) Co-Borrower LLC
7.000%, 7–15–26 (E)		487	502
VTR Finance B.V.
6.875%, 1–15–24 (E)		3,203	3,259

			4,285

Consumer Staples – 0.5%
MARB BondCo plc (GTD by Marfrig Global Foods S.A., Marfrig Overseas Ltd. and Marfrig Holdings (Europe) B.V.)
7.000%, 3–15–24 (E)		1,200	1,134
Marfrig Holdings (Europe) B.V.
8.000%, 6–8–23 (E)		650	652
Sigma Holdco B.V.:
7.875%, 5–15–26 (E)		467	438
5.750%, 5–15–26 (G)	EUR	100	109
Sunshine Mid B.V.
6.500%, 5–15–26 (G)		200	227

			2,560

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Energy – 0.1%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.)
8.375%, 5–23–21		$251	$273

Financials – 0.8%
Aegon N.V.
4.000%, 4–25–44 (G)	EUR	200	246
ASR Nederland N.V.
5.125%, 9–29–45 (G)		100	128
Cooperatieve Rabobank U.A.
3.875%, 2–8–22		$625	630
Enel Finance International N.V.
4.625%, 9–14–25 (E)		1,450	1,419
Sigma Finance, Inc.
4.875%, 3–27–28 (E)		1,400	1,374
Syngenta Finance N.V.
5.182%, 4–24–28 (E)		725	693

			4,490

Materials – 0.5%
Constellium N.V.:
5.750%, 5–15–24 (E)		1,000	994
6.625%, 3–1–25 (E)		1,081	1,095
5.875%, 2–15–26 (E)		449	439

			2,528

Total Netherlands – 2.8%			14,136
Norway

Energy – 0.3%
Aker BP ASA
6.000%, 7–1–22 (E)		1,500	1,547

Total Norway – 0.3%			1,547
Panama

Financials – 0.3%
Banco de Credito del Peru
2.250%, 10–25–19 (E)		500	494
Banco Latinoamericano de Comercio Exterior S.A.
3.250%, 5–7–20 (E)		1,000	990

			1,484

Total Panama – 0.3%			1,484
Peru

Financials – 0.2%
Banco de Credito del Peru
4.250%, 4–1–23 (E)		550	553
Corporacion Financiera de Desarrolla S.A.
4.750%, 2–8–22 (E)		550	562

			1,115

Total Peru – 0.2%			1,115

2018	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Qatar

Energy – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298%, 9–30–20 (E)		$625	$638

Total Qatar – 0.1%			638
South Korea

Financials – 0.6%
Hyundai Capital Services, Inc.
3.750%, 3–5–23 (E)		1,200	1,185
Kookmin Bank
2.125%, 10–21–20 (E)		750	729
Woori Bank
2.625%, 7–20–21 (E)		750	725

			2,639

Telecommunication Services – 0.2%
SK Broadband Co. Ltd.
2.875%, 10–29–18		500	500
SK Telecom Co. Ltd.
3.750%, 4–16–23 (E)		500	495

			995

Total South Korea – 0.8%			3,634
Spain

Consumer Discretionary – 0.0%
eDreams ODIGEO S.A.
5.500%, 9–1–23 (E)(G)	EUR	100	116

Financials – 0.0%
Mapfre S.A.
4.375%, 3–31–47 (G)		100	121

Utilities – 0.3%
Abengoa Yield plc
7.000%, 11–15–19 (E)		$1,478	1,507

Total Spain – 0.3%			1,744
Sweden

Consumer Discretionary – 0.0%
Radisson Hotel Holdings AB
6.875%, 7–15–23 (E)(G)	EUR	139	175

Industrials – 0.0%
Verisure Midholding AB
5.750%, 12–1–23 (G)		200	235

Total Sweden – 0.0%			410
Switzerland

Financials – 0.1%
Credit Suisse Group AG
4.282%, 1–9–28 (E)		$700	680

Total Switzerland – 0.1%			680

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Turkey

Financials – 0.0%
Turkiye Garanti Bankasi A.S.
4.750%, 10–17–19		$200	$195

Total Turkey – 0.0%			195
United Arab Emirates

Energy – 0.3%
Abu Dhabi National Energy Co.
4.375%, 4–23–25 (E)		1,400	1,394

Financials – 0.2%
ICICI Bank Ltd.
4.000%, 3–18–26 (E)		1,200	1,116

Total United Arab Emirates – 0.5%			2,510
United Kingdom

Consumer Staples – 0.3%
Imperial Tobacco Finance plc
3.750%, 7–21–22 (E)		1,500	1,493

Energy – 0.3%
Ensco plc
7.750%, 2–1–26		480	476
KCA Deutag UK Finance plc
7.250%, 5–15–21 (E)		1,000	943

			1,419

Financials – 1.0%
ANZ New Zealand International Ltd.
3.450%, 1–21–28 (E)		500	474
Arrow Global Finance plc
5.125%, 9–15–24 (G)	GBP	150	181
Barclays plc:
4.337%, 1–10–28		$700	662
8.250%, 12–29–49		1,300	1,311
Esure Group plc
6.750%, 12–19–24 (G)	GBP	850	1,238
HSBC Holdings plc
4.583%, 6–19–29		$800	801
RL Finance Bonds No. 2 plc
6.125%, 11–30–43 (G)	GBP	100	142
Scottish Widows Ltd.
5.500%, 6–16–23 (G)		100	142

			4,951

Total United Kingdom – 1.6%			7,863
United States

Consumer Discretionary – 6.3%
Acosta, Inc.
7.750%, 10–1–22 (E)		$1,247	424
Allison Transmission, Inc.
5.000%, 10–1–24 (E)		178	177
Altice U.S. Finance I Corp.:
5.375%, 7–15–23 (E)		484	490
5.500%, 5–15–26 (E)		600	598
Altice U.S. Finance II Corp.
7.750%, 7–15–25 (E)		605	644

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary (Continued)
Arch Merger Sub, Inc.
8.500%, 9–15–25 (C)(E)	$1,414	$1,327
Argos Merger Sub, Inc.
7.125%, 3–15–23 (E)	72	52
Block Communications, Inc.
6.875%, 2–15–25 (E)	114	117
Boyne USA, Inc.
7.250%, 5–1–25 (E)	476	503
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.500%, 5–1–26 (E)	2,700	2,670
5.000%, 2–1–28 (E)	909	854
Cedar Fair L.P., Magnum Management Corp., Canada’s Wonderland Co. and Millennium Operations LLC
5.375%, 4–15–27	405	394
Clear Channel Outdoor Holdings, Inc.
6.500%, 11–15–22	1,985	2,025
Clear Channel Worldwide Holdings, Inc., Series A
7.625%, 3–15–20	227	228
Clear Channel Worldwide Holdings, Inc., Series B
7.625%, 3–15–20	1,284	1,287
CSC Holdings LLC
5.375%, 2–1–28 (E)	960	917
Cumberland Farms, Inc.
6.750%, 5–1–25 (E)	357	366
DISH DBS Corp.:
6.750%, 6–1–21	319	326
5.875%, 7–15–22	1,000	976
5.875%, 11–15–24	379	341
7.750%, 7–1–26 (C)	620	587
E.W. Scripps Co.
5.125%, 5–15–25 (E)	66	63
Everi Payments, Inc.
7.500%, 12–15–25 (E)	851	859
Golden Nugget, Inc.:
6.750%, 10–15–24 (E)	1,202	1,219
8.750%, 10–1–25 (E)	234	246
Gray Television, Inc.
5.875%, 7–15–26 (E)	188	186
K Hovnanian Enterprises, Inc.
10.000%, 7–15–22 (E)	927	924
Laureate Education, Inc.
8.250%, 5–1–25 (E)	3,838	4,110
Lennar Corp.
4.500%, 4–30–24	650	636
MDC Partners, Inc.
6.500%, 5–1–24 (E)	1,046	926
Neptune Finco Corp.:
10.125%, 1–15–23 (E)	1,000	1,094
6.625%, 10–15–25 (E)	225	237
10.875%, 10–15–25 (E)	448	520
Nexstar Escrow Corp.
5.625%, 8–1–24 (E)	159	156
Nielsen Finance LLC and Nielsen Finance Co.
5.000%, 4–15–22 (E)	172	168

36	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary (Continued)
Outfront Media Capital LLC and Outfront Media Capital Corp.
5.625%, 2–15–24	$400	$404
Party City Holdings, Inc.
6.625%, 8–1–26 (E)	368	373
Penske Automotive Group, Inc.
5.500%, 5–15–26	153	149
Radio One, Inc. (GTD by TV One LLC)
7.375%, 4–15–22 (E)	516	511
Sirius XM Radio, Inc.:
4.625%, 5–15–23 (E)	571	565
6.000%, 7–15–24 (E)	1,450	1,505
Sonic Automotive, Inc.
5.000%, 5–15–23	815	768
VOC Escrow Ltd.
5.000%, 2–15–28 (E)	85	82
WMG Acquisition Corp.
5.500%, 4–15–26 (E)	368	365

		31,369

Consumer Staples – 3.4%
Anheuser-Busch Inbev S.A./N.V. (GTD by AB INBEV/BBR/COB)
2.650%, 2–1–21	1,500	1,478
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB)
4.000%, 4–13–28	1,150	1,133
Bunge Ltd. Finance Corp.
3.500%, 11–24–20	3,795	3,783
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7–15–24 (E)	966	951
5.750%, 6–15–25 (E)	969	944
JBS USA Lux S.A. and JBS USA Finance, Inc.
6.750%, 2–15–28 (E)	810	805
Maple Escrow Subsidiary, Inc.
4.597%, 5–25–28 (E)	1,075	1,080
Performance Food Group, Inc.
5.500%, 6–1–24(E)	618	612
Pilgrim’s Pride Corp.:
5.750%, 3–15–25 (E)	170	164
5.875%, 9–30–27 (E)	997	942
Post Holdings, Inc.:
5.500%, 3–1–25 (E)	146	145
5.000%, 8–15–26 (E)	289	273
5.750%, 3–1–27 (E)	1,185	1,164
Reynolds American, Inc.
4.450%, 6–12–25	1,000	1,007
Simmons Foods, Inc.:
7.750%, 1–15–24 (E)	244	252
5.750%, 11–1–24 (E)	2,098	1,608
U.S. Foods, Inc.
5.875%, 6–15–24 (E)	694	697

		17,038

Energy – 2.5%
Brand Energy & Infrastructure Services, Inc.
8.500%, 7–15–25 (E)	632	650

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy (Continued)
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.):
6.125%, 10–1–24	$633	$644
6.375%, 7–1–26	73	74
Chesapeake Energy Corp.:
7.000%, 10–1–24	866	866
8.000%, 1–15–25 (C)	74	76
Comstock Escrow Corp.
9.750%, 8–15–26 (E)	2,082	2,077
Crownrock L.P.
5.625%, 10–15–25 (E)	1,441	1,410
Endeavor Energy Resources L.P.:
5.500%, 1–30–26 (E)	513	513
5.750%, 1–30–28 (E)	347	347
EP Energy LLC and Everest Acquisition Finance, Inc.
7.750%, 5–15–26 (E)	367	376
Extraction Oil & Gas, Inc.
5.625%, 2–1–26 (E)	652	577
Laredo Petroleum, Inc.
6.250%, 3–15–23	185	185
McDermott Escrow 1, Inc. and McDermott Escrow 2, Inc.
10.625%, 5–1–24 (E)	335	358
Moss Creek Resources Holdings, Inc.
7.500%, 1–15–26 (E)	1,359	1,357
Northern Oil and Gas, Inc. (9.500% Cash or 10.500% PIK)
9.500%, 5–15–23 (I)	500	528
Parsley Energy LLC and Parsley Finance Corp.
5.625%, 10–15–27 (E)	336	337
QEP Resources, Inc.
5.625%, 3–1–26	309	296
Reliance Holding USA, Inc.
4.500%, 10–19–20 (E)	500	506
Sanchez Energy Corp.
7.250%, 2–15–23 (C)(E)	122	120
Sasol Financing USA LLC (GTD by Sasol Ltd.)
5.875%, 3–27–24	200	204
SESI LLC
7.125%, 12–15–21	196	199
Ultra Resources, Inc.
6.875%, 4–15–22(E)	259	123
Weatherford International Ltd.,
5.880% 5.875%, 7–1–21	672	633
Whiting Petroleum Corp.
6.625%, 1–15–26	242	252

		12,708

Financials – 7.8%
Amwins Group, Inc.
7.750%, 7–1–26 (E)	607	631
Australia and New Zealand Banking Group Ltd.
2.000%, 11–16–18	500	500
Balboa Merger Sub, Inc.
11.375%, 12–1–21 (E)	1,310	1,398
Bank of America Corp.:
6.875%, 11–15–18	1,700	1,709
3.593%, 7–21–28	1,200	1,143

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials (Continued)
BBVA Bancomer S.A.
6.500%, 3–10–21 (E)	$1,100	$1,149
Citigroup, Inc.
3.520%, 10–27–28	1,250	1,174
Compass Group Diversified Holdings LLC
8.000%, 5–1–26 (E)	488	503
Cooperatieve Rabobank U.A.
3.125%, 4–26–21	1,000	993
CURO Group Holdings Corp.
8.250%, 9–1–25 (E)	614	591
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.
3.480%, 6–1–19 (E)	500	501
Financial & Risk U.S. Holdings, Inc.:
6.250%, 5–15–26 (E)	494	494
8.250%, 11–15–26 (E)	1,629	1,619
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.)
2.400%, 5–9–19	1,000	997
Goldman Sachs Group, Inc. (The)
3.814%, 4–23–29	2,300	2,193
Hadrian Merger Sub, Inc.
8.500%, 5–1–26 (E)	894	854
HSBC USA, Inc.
2.750%, 8–7–20	1,000	992
Hub International Ltd.
7.000%, 5–1–26 (E)	1,217	1,219
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp.:
6.250%, 2–1–22	771	790
6.375%, 12–15–25	257	258
Industrial and Commercial Bank of China Ltd.
2.957%, 11–8–22	750	721
JPMorgan Chase & Co.
3.540%, 5–1–28	1,750	1,669
KeyBank N.A.
2.500%, 12–15–19	1,000	995
Liberty Mutual Holding Co., Inc.
7.800%, 3–15–37 (E)	999	1,169
MetLife, Inc.
10.750%, 8–1–39	530	814
National Australia Bank Ltd.
3.625%, 6–20–23	1,500	1,492
New Cotai LLC and New Cotai Capital Corp. (10.625% Cash or 10.625% PIK)
10.625%, 5–1–19 (E)(I)	3,173	3,109
NFP Corp.
6.875%, 7–15–25 (E)	2,296	2,296
Novae Group plc (3-Month U.S. LIBOR plus 405 bps)
6.364%, 6–30–34 (D)(F)	400	399
Provident Funding Associates L.P. and PFG Finance Corp.
6.375%, 6–15–25 (E)	656	656
Quicken Loans, Inc.
5.750%, 5–1–25 (E)	1,170	1,169
Rabobank Nederland
2.500%, 1–19–21	750	735

2018	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials (Continued)
TerraForm Global Operating LLC (GTD by Terra Form Global LLC)
6.125%, 3–1–26 (E)	$1,150	$1,104
TMX Finance LLC and TitleMax Finance Corp.
11.125%, 4–1–23 (E)	733	733
USIS Merger Sub, Inc.
6.875%, 5–1–25 (E)	241	240
VHF Parent LLC
6.750%, 6–15–22 (E)	186	192
Wells Fargo & Co.
4.300%, 7–22–27	1,175	1,170
Wells Fargo & Co. (3-Month U.S. LIBOR plus 377 bps)
6.104%, 3–29–49 (F)	1,350	1,368

		39,739

Health Care – 3.0%
AMN Healthcare, Inc.
5.125%, 10–1–24 (E)	241	233
Avantor, Inc.:
6.000%, 10–1–24 (E)	409	415
9.000%, 10–1–25 (E)	1,087	1,121
Bayer U.S. Finance II LLC
2.850%, 4–15–25 (E)	1,000	909
DaVita HealthCare Partners, Inc.
5.125%, 7–15–24	100	97
Fresenius U.S. Finance II, Inc.:
4.250%, 2–1–21 (E)	600	604
4.500%, 1–15–23 (E)	2,500	2,538
HLF Financing S.a.r.l. LLC and Herbalife International, Inc.
7.250%, 8–15–26 (E)	172	175
Jaguar Holding Co. II and Pharmaceutical Product Development LLC 6.375%, 8–1–23 (E)	500	504
Kinetic Concepts, Inc. and KCI USA, Inc.
12.500%, 11–1–21 (E)	112	123
MPH Acquisition Holdings LLC
7.125%, 6–1–24 (E)	482	501
Surgery Center Holdings, Inc.
8.875%, 4–15–21 (C)(E)	948	987
Universal Hospital Services, Inc.
7.625%, 8–15–20	1,610	1,616
Valeant Pharmaceuticals International, Inc.:
5.500%, 3–1–23 (E)	26	25
5.500%, 11–1–25 (E)	240	240
9.000%, 12–15–25 (E)	167	180
9.250%, 4–1–26 (E)	488	526
8.500%, 1–31–27 (E)	367	385
Verscend Holding Corp.
9.750%, 8–15–26 (E)	1,916	1,976
VPII Escrow Corp.
7.500%, 7–15–21 (E)	768	782
VRX Escrow Corp.:
5.875%, 5–15–23 (E)	423	411
6.125%, 4–15–25 (E)	419	398

		14,746

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Industrials – 2.6%
Ahern Rentals, Inc.
7.375%, 5–15–23 (E)		$770	$758
Azul Investments LLP
5.875%, 10–26–24 (E)		1,350	1,168
BAE Systems Holdings, Inc.:
6.375%, 6–1–19 (E)		750	766
2.850%, 12–15–20 (E)		344	340
Diamond (BC) B.V.
5.625%, 8–15–25 (G)	EUR	200	217
JELD-WEN, Inc.
4.625%, 12–15–25 (E)		$500	461
KLX, Inc.
5.875%, 12–1–22 (E)		1,620	1,674
Lockheed Martin Corp.
2.500%, 11–23–20		1,695	1,671
Prime Security Services Borrower LLC
9.250%, 5–15–23 (E)		1,692	1,810
Standard Industries, Inc.
5.500%, 2–15–23 (E)		364	368
Summit Materials LLC and Summit Materials Finance Corp.
6.125%, 7–15–23		172	174
TransDigm UK Holdings plc
6.875%, 5–15–26 (E)		413	424
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7–15–22		1,150	1,169
6.500%, 7–15–24		1,372	1,405
6.500%, 5–15–25		215	219
6.375%, 6–15–26		287	290
United Rentals (North America), Inc. (GTD by United Rentals, Inc.)
5.875%, 9–15–26		151	155
Waste Pro USA, Inc.
5.500%, 2–15–26 (E)		94	92
WESCO Distribution, Inc. (GTD by WESCO International, Inc.)
5.375%, 6–15–24		114	113

			13,274

Information Technology – 1.7%
Alliance Data Systems Corp.
5.375%, 8–1–22 (E)		1,444	1,455
Cardtronics, Inc. and Cardtronics USA, Inc.
5.500%, 5–1–25 (E)		158	151
Infor (U.S.), Inc.
5.750%, 5–15–22 (G)	EUR	100	118
Infor Software Parent LLC and Infor Software Parent, Inc.
(7.125% Cash or 7.875% PIK) 7.125%, 5–1–21 (E)(I)		$225	227
Italics Merger Sub, Inc.
7.125%, 7–15–23 (E)		2,231	2,283
j2 Cloud Services LLC and j2 Global, Inc.
6.000%, 7–15–25 (E)		270	277
NCR Escrow Corp.
6.375%, 12–15–23		965	983
Orbcomm, Inc.
8.000%, 4–1–24 (E)		867	919

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Information Technology (Continued)
Pioneer Holding Corp.
9.000%, 11–1–22 (E)	$713	$736
Riverbed Technology, Inc. and Project Homestake Merger Corp.
8.875%, 3–1–23 (E)	1,309	1,234
Vantiv LLC and Vantiv Issuer Corp.
4.375%, 11–15–25 (E)	500	475

		8,858

Materials – 1.2%
American Greetings Corp.
8.750%, 4–15–25 (E)	1,201	1,141
CEMEX Finance LLC
6.000%, 4–1–24 (E)	1,500	1,545
Flex Acquisition Co., Inc.
6.875%, 1–15–25 (E)	130	124
Hillman Group, Inc. (The)
6.375%, 7–15–22 (E)	1,470	1,323
Ingevity Corp.
4.500%, 2–1–26 (E)	366	349
Kraton Polymers LLC and Kraton Polymers Capital Corp.
7.000%, 4–15–25 (E)	210	216
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24 (E)	447	456
5.875%, 9–30–26 (E)	137	133
Pinnacle Operating Corp.
9.000%, 5–15–23 (E)	560	499
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.
5.125%, 7–15–23 (E)	260	259
Valvoline Finco Two LLC
5.500%, 7–15–24	150	150

		6,195

Real Estate – 0.7%
Aircastle Ltd.
4.400%, 9–25–23	1,100	1,100
American Tower Corp.
3.400%, 2–15–19	600	601
Crown Castle International Corp.
3.700%, 6–15–26	1,500	1,433
iStar Financial, Inc., Convertible
6.500%, 7–1–21	125	128
iStar, Inc., Convertible
3.125%, 9–15–22	486	472

		3,734

Telecommunication Services – 2.0%
Consolidated Communications Finance II Co.
6.500%, 10–1–22	1,016	960
Frontier Communications Corp.:
6.875%, 1–15–25	1,026	624
11.000%, 9–15–25 (C)	1,751	1,365
8.500%, 4–1–26 (E)	611	577
GCI, Inc.
6.875%, 4–15–25	1,075	1,112
Olympus Merger Sub, Inc.
8.500%, 10–15–25 (E)	2,969	2,724

38	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Telecommunication Services (Continued)
Sprint Corp.:
7.250%, 9–15–21	$1,239	$1,309
7.875%, 9–15–23	724	780
7.125%, 6–15–24	500	519
7.625%, 3–1–26	367	388
Sprint Nextel Corp.
11.500%, 11–15–21	126	148

		10,506

Utilities – 0.8%
Great Plains Energy, Inc.
4.850%, 6–1–21	1,500	1,532
Pattern Energy Group, Inc., Convertible
4.000%, 7–15–20	279	279
PSEG Power LLC (GTD by Nuclear, Fossil and ER&T)
2.450%, 11–15–18	1,250	1,250
Sempra Energy
2.850%, 11–15–20	500	494

		3,555

Total United States – 32.0%		161,722

TOTAL CORPORATE DEBT SECURITIES – 58.5%		$296,297
(Cost: $300,219)

MORTGAGE-BACKED SECURITIES
Cayman Islands – 0.2%
ALM Loan Funding VII R-2 Ltd., Series 2013-7R2A, Class DR2 (3-Month U.S. LIBOR plus 600 bps)
8.373%, 10–15–27 (E)(F)	1,000	997
Highbridge Loan Management Ltd., Series 2014-4A, Class DR (3-Month U.S. LIBOR plus 555 bps)
7.889%, 1–28–30 (E)(F)	250	244

		1,241

United States – 1.7%
Ashford Hospitality Trust, Series 2018-ASHF, ClassF (1-Month U.S. LIBOR plus 410 bps)
6.258%, 4–15–35 (E)(F)	600	602
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class F (1-Month U.S. LIBOR plus 420 bps)
6.358%, 12–15–36 (E)(F)	400	402
Barclays Commercial Mortgage Securities LLC, Commercial Mortgage Pass-Through Certificates, Series 2017-GLKS (1-Month U.S. LIBOR plus 370 bps)
5.858%, 11–15–34 (E)(F)	700	700

MORTGAGE-BACKED SECURITIES (Continued)	Principal	Value
United States (Continued)
Consumer Loan Underlying Bond Credit Trust, Series 2017-P1, Class C (Mortgage spread to 3-year U.S. Treasury index)
5.020%, 9–15–23 (E)(F)	$1,000	$997
Marlette Funding Trust, Series 2017-2A, Class C
4.580%, 7–15–24 (E)	450	451
Northwoods Capital XIV Ltd. and Northwoods Capital XIV LLC, Series 2014-14A, Class D (3-Month U.S. LIBOR plus 395 bps)
6.288%, 11–12–25 (E)(F)	800	800
Northwoods Capital XIV Ltd. and Northwoods Capital XIV LLC, Series 2014A, Class E (3-Month U.S. LIBOR plus 535 bps)
7.688%, 11–12–25 (E)(F)	800	797
PNMAC GMSR Issuer Trust, Series 2018-GT1 (1-Month U.S. LIBOR plus 285 bps)
5.066%, 2–25–23 (E)(F)	2,000	2,023
Waldorf Astoria Boca Raton Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BOCA, Class F (1-Month U.S. LIBOR plus 550 bps)
7.658%, 6–15–29 (E)(F)	1,500	1,504

		8,276

TOTAL MORTGAGE-BACKED SECURITIES – 1.9%		$9,517
(Cost: $9,465)

OTHER GOVERNMENT SECURITIES (J)
Argentina – 0.9%
Aeropuertos Argentina 2000 S.A.
6.875%, 2–1–27 (E)	625	601
Republic of Argentina
6.875%, 4–22–21	3,100	2,962
Republic of Argentina
5.625%, 1–26–22	1,000	902

		4,465

Brazil – 1.6%
Banco Nacional de Desenvolvimento Economico e Social
4.750%, 5–9–24 (E)	1,900	1,829
Federative Republic of Brazil
4.875%, 1–22–21	6,100	6,170

		7,999

Columbia – 0.5%
Republic of Colombia
4.375%, 7–12–21	2,600	2,647

OTHER GOVERNMENT SECURITIES (J) (Continued)	Principal		Value
Indonesia – 1.8%
Republic of Indonesia:
3.750%, 4–25–22 (E)		$6,000	$5,951
2.950%, 1–11–23		3,300	3,152

			9,103

Luxembourg – 0.4%
Amigo Luxembourg S.A.
7.625%, 1–15–24 (G)	GBP	100	130
Rumo Luxembourg S.a.r.l.
7.375%, 2–9–24 (E)		$1,750	1,788

			1,918

Mexico – 0.5%
United Mexican States
3.625%, 3–15–22		2,500	2,505

Peru – 0.4%
Union Andina de Cementos S.A.
5.875%, 10–30–21 (E)		2,000	2,047

Poland – 1.3%
Republic of Poland
5.125%, 4–21–21		6,000	6,273

Qatar – 0.8%
Qatar Government Bond
2.375%, 6–2–21 (E)		4,000	3,888

Saudi Arabia – 0.3%
Saudi Arabia Government Bond
2.375%, 10–26–21 (E)		1,500	1,447

Turkey – 0.6%
Turkey Government Bond:
5.125%, 3–25–22		2,600	2,468
6.250%, 9–26–22		300	294

			2,762

Venezuela – 0.3%
Corporacion Andina de Fomento
4.375%, 6–15–22		1,500	1,539

TOTAL OTHER GOVERNMENT SECURITIES – 9.4%			$46,593
(Cost: $47,989)

LOANS (F)
Canada

Consumer Discretionary – 0.2%
KIK Custom Products, Inc. (ICE LIBOR plus 400 bps)
6.242%, 5–15–23		850	845

2018	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

LOANS (F) (Continued)	Principal			Value
Industrials – 0.0%
Garda World Security Corp. (ICE LIBOR plus 400 bps):
5.821%, 5–26–24		$190		$190
7.500%, 5–26–24		—	*	1

				191

Total Canada – 0.2%				1,036
Cayman Islands

Industrials – 0.1%
Agro Merchants Intermediate Holdings L.P. (ICE LIBOR plus 375 bps)
6.136%, 12–6–24		248		249

Total Cayman Islands – 0.1%				249
Denmark

Telecommunication Services – 0.1%
TDC A/S (ICE LIBOR plus 350 bps)
5.839%, 6–11–25		250		252

Total Denmark – 0.1%				252
Euro

Financials – 0.1%
Jade Germany GmbH (3-Month EURIBOR plus 475 bps)
5.750%, 5–31–23 (G)	EUR	494		572

Total Euro – 0.1%				572
France

Health Care – 0.4%
Ceva Sante Animale (3-Month EURIBOR plus 300 bps)
3.000%, 6–30–21 (G)		436		508
HomeVi SAS (3-Month EURIBOR plus 325 bps)
3.250%, 10–30–24 (G)		500		584
Laboratoire BIOLAM LCD (3-Month EURIBOR plus 350 bps)
3.500%, 6–14–24 (G)		500		579
Sebia S.A. (3-Month EURIBOR plus 300 bps)
3.000%, 10–24–24 (G)		300		347

				2,018

Total France – 0.4%				2,018
Germany

Consumer Staples – 0.1%
Douglas Holding AG (3-Month EURIBOR plus 325 bps)
3.250%, 8–13–22 (G)		313		278

Total Germany – 0.1%				278

LOANS (F) (Continued)	Principal		Value
Ireland

Financials – 0.1%
ION Trading Finance Ltd. (ICE LIBOR plus 400 bps)
6.386%, 11–21–24		$280	$279

Total Ireland – 0.1%			279
Isle Of Man

Consumer Discretionary – 0.1%
GVC Holdings plc (ICE LIBOR plus 250 bps)
4.742%, 3–16–24		249	250

Total Isle Of Man – 0.1%			250
Luxembourg

Financials – 0.1%
Auris Luxembourg III S.a.r.l.
0.000%, 7–24–25 (G)(K)		EUR475	557

Health Care – 0.0%
AI Sirona (Luxembourg) Acquisition S.a.r.l.
0.000%, 7–10–25 (G)(K)	GBP	120	156
AI Sirona (Luxembourg) Acquisition S.a.r.l. (3-Month EURIBOR plus 400 bps)
0.000%, 7–10–25 (G)(K)	EUR	133	155

			311

Information Technology – 0.0%
SS&C Technologies Holdings, Inc. (ICE LIBOR plus 250 bps)
4.492%, 4–16–25		$63	63

Materials – 0.1%
SK Spice Holdings S.a.r.l. (3-Month ICE LIBOR plus 425 bps)
6.583%, 7–11–24		351	351

Total Luxembourg – 0.2%			1,282
Netherlands

Financials – 0.2%
BCPE Max Dutch Bidco B.V.
0.000%, 9–19–25 (G)(K)	EUR	213	249
Fugue Finance B.V. (3-Month EURIBOR plus 325 bps)
3.250%, 6–26–24 (G)		500	582

			831

Materials – 0.2%
Caldic B.V. (3-Month EURIBOR plus 325 bps)
3.000%, 7–18–24 (G)		500	575

LOANS (F) (Continued)	Principal		Value
Materials (Continued)
Starfruit Finco B.V.
0.000%, 9–20–25 (G)(K)	EUR	316	$369

			944

Total Netherlands – 0.4%			1,775
Sweden

Industrials – 0.1%
Verisure Holding AB (3-Month EURIBOR plus 300 bps)
3.000%, 10–21–22 (G)		260	301

Total Sweden – 0.1%			301
United Kingdom

Consumer Discretionary – 0.2%
Belmond Interfin Ltd. (3-Month EURIBOR plus 300 bps)
3.000%, 7–3–24 (G)		494	573
Eagle Bidco Ltd. (ICE LIBOR plus 475 bps)
5.473%, 5–6–22 (G)	GBP	500	649

			1,222

Health Care – 0.1%
Elysium Healthcare Holdings 3 Ltd. (ICE LIBOR plus 375 bps)
5.975%, 4–4–25 (G)		44	56
Elysium Healthcare Holdings 3 Ltd. (ICE LIBOR plus 525 bps)
5.975%, 4–4–25 (G)		456	585

			641

Total United Kingdom – 0.3%			1,863
United States

Consumer Discretionary – 3.8%
Academy Sports + Outdoors (ICE LIBOR plus 400 bps):
6.104%, 7–2–22		$176	136
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 325 bps)
5.492%, 7–25–21 (B)		404	372
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 650 bps)
8.742%, 7–25–22		563	472
Apro LLC (ICE LIBOR plus 400 bps)
6.200%, 8–8–24		250	251
Asurion LLC (ICE LIBOR plus 300 bps)
5.242%, 11–3–24		485	488
Asurion LLC (ICE LIBOR plus 600 bps)
8.742%, 8–4–25		731	751
BARBRI, Inc. (ICE LIBOR plus 425 bps)
6.354%, 12–1–23		228	228
Caliber Collision Centers, Inc. (ICE LIBOR plus 300 bps)
5.242%, 2–1–24		211	212

40	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

LOANS (F) (Continued)	Principal		Value
Consumer Discretionary (Continued)
Charter Communications Operating LLC (ICE LIBOR plus 200 bps)
4.250%, 4–30–25		$248	$248
CIF Times Square Mezz 1 LLC and CPTS Hotel Lessee Mezz 1 LLC (1-Month U.S. LIBOR plus 600 bps)
8.133%, 5–9–20		66	66
Cosmopolitan of Las Vegas (The) (1-Month U.S. LIBOR plus 525 bps)
7.409%, 11–9–19		800	808
CSC Holdings LLC (ICE LIBOR plus 225 bps)
4.408%, 7–17–25		212	212
Eircom Finco S.a.r.l. (3-Month EURIBOR plus 325 bps)
3.250%, 4–18–24 (G)	EUR	250	291
Equinox Holdings, Inc. (ICE LIBOR plus 300 bps)
5.242%, 3–8–24		$212	213
frontdoor, Inc. (ICE LIBOR plus 250 bps)
4.750%, 8–16–25		250	251
Hotel del Coronado (1-Month U.S. LIBOR plus 500 bps)
7.159%, 8–9–19		120	120
Hudson Delano Senior Mezz LLC (1-Month U.S. LIBOR plus 650 bps)
8.659%, 2–9–20		1,300	1,311
International Cruise & Excursion Gallery, Inc. (ICE LIBOR plus 525 bps)
7.492%, 6–8–25		200	196
J. Crew Group, Inc. (ICE LIBOR plus 322 bps):
5.450%, 3–5–21		130	118
5.462%, 3–5–21		93	84
5.606%, 3–5–21		342	311
J.C. Penney Co., Inc. (ICE LIBOR plus 425 bps)
6.567%, 6–23–23		247	227
Jo-Ann Stores, Inc. (ICE LIBOR plus 500 bps)
7.509%, 10–16–23		700	703
Jo-Ann Stores, Inc. (ICE LIBOR plus 925 bps)
11.432%, 5–21–24		1,074	1,060
Laureate Education, Inc. (ICE LIBOR plus 350 bps)
5.742%, 4–26–24		1,519	1,525
Liberty Cablevision of Puerto Rico LLC (ICE LIBOR plus 350 bps)
5.839%, 1–7–22		18	18
Mister Car Wash Holdings, Inc. (ICE LIBOR plus 400 bps)
5.544%, 8–21–21		386	388
MLN U.S. Holdco LLC:
0.000%, 7–13–25 (K)		366	369
0.000%, 7–13–26 (K)		244	241
Nexstar Broadcasting Group, Inc. (ICE LIBOR plus 250 bps)
4.604%, 1–17–24		137	137

LOANS (F) (Continued)	Principal	Value
Consumer Discretionary (Continued)
Nexstar Broadcasting Group, Inc. (ICE LIBOR plus 300 bps)
4.604%, 1–17–24	$19	$19
NPC International, Inc. (ICE LIBOR plus 350 bps)
5.576%, 4–20–24	148	148
NPC International, Inc. (ICE LIBOR plus 750 bps)
9.576%, 4–18–25	616	621
Penn National Gaming, Inc.
0.000%, 8–15–25 (K)	250	251
Penn National Gaming, Inc. (ICE LIBOR plus 250 bps)
4.742%, 1–19–24	129	129
PETCO Animal Supplies, Inc. (ICE LIBOR plus 325 bps)
5.592%, 1–26–23	260	210
PetSmart, Inc.
0.000%, 3–11–22 (K)	15	13
PetSmart, Inc. (3-Month ICE LIBOR plus 300 bps)
5.120%, 3–11–22	1,190	1,037
Recorded Books, Inc. (ICE LIBOR plus 450 bps)
6.886%, 8–31–25 (B)	221	223
Rough Country LLC (ICE LIBOR plus 375 bps)
5.826%, 5–25–23 (B)	249	249
SIWF Holdings, Inc. (ICE LIBOR plus 425 bps)
6.408%, 6–15–25 (B)	732	737
Talbots, Inc. (The) (ICE LIBOR plus 450 bps)
6.742%, 3–19–20	834	816
Talbots, Inc. (The) (ICE LIBOR plus 850 bps)
10.742%, 3–19–21	391	378
Times Square JV LLC and CPTS Hotel Lessee LLC (1-Month U.S. LIBOR plus 600 bps)
8.133%, 5–9–20	550	550
Travel Leaders Group LLC (ICE LIBOR plus 400 bps)
6.158%, 1–25–24	351	355
TRLG Intermediate Holdings LLC
10.000%, 10–27–22	148	143
Univision Communications, Inc. (ICE LIBOR plus 275 bps)
4.992%, 3–15–24	309	301
Winter Park Intermediate, Inc. (ICE LIBOR plus 475 bps)
6.870%, 4–4–25	250	246

		18,233

Consumer Staples – 0.3%
Dairyland USA Corp. (ICE LIBOR plus 400 bps)
6.080%, 6–22–22	199	200
Dole Food Co., Inc. (ICE LIBOR plus 300 bps):
4.883%, 4–6–24	68	68
4.992%, 4–6–24	136	136

LOANS (F) (Continued)	Principal	Value
Consumer Staples (Continued)
7.000%, 4–6–24	$1	$1
5.136%, 4–6–24	5	4
Post Holdings, Inc. (ICE LIBOR plus 225 bps)
4.220%, 5–24–24	229	229
Prestige Brands, Inc. (ICE LIBOR plus 200 bps)
4.242%, 1–26–24	133	133
Sigma U.S. Corp. (ICE LIBOR plus 300 bps)
5.114%, 7–2–25	250	250
Wellness Merger Sub, Inc. (ICE LIBOR plus 475 bps)
7.029%, 6–30–24	183	183

		1,204

Energy – 0.8%
Bowie Resources Holdings LLC (ICE LIBOR plus 1,075 bps)
12.992%, 2–16–21	266	252
Bowie Resources Holdings LLC (ICE LIBOR plus 575 bps)
7.992%, 8–12–20	1,096	1,076
California Resources Corp. (ICE LIBOR plus 475 bps)
6.962%, 12–31–22	376	381
EG America LLC (ICE LIBOR plus 400 bps)
6.386%, 2–6–25	249	249
Foresight Energy LLC (ICE LIBOR plus 725 bps)
7.992%, 3–28–22	1,625	1,622
Oryx Southern Delaware Holdings LLC (ICE LIBOR plus 325 bps)
5.492%, 2–28–25	249	245
Westmoreland Coal Co.
0.000%, 5–22–19 (K)	37	37
Westmoreland Coal Co. (3-Month U.S. LIBOR plus 825 bps)
10.562%, 5–22–19	165	164
Westmoreland Coal Co. (ICE LIBOR plus 650 bps)
8.834%, 12–16–20 (L)	982	260

		4,286

Financials – 2.0%
Alliant Holdings Intermediate LLC (ICE LIBOR plus 300 bps)
5.148%, 5–10–25	36	36
AqGen Ascensus, Inc.
0.000%, 12–3–22 (B)(K)	31	32
AqGen Ascensus, Inc. (ICE LIBOR plus 350 bps):
5.886%, 12–3–22 (B)	20	20
AqGen Ascensus, Inc. (ICE LIBOR plus 350 bps):
5.886%, 12–3–22	470	471
Aretec Group, Inc.
0.000%, 8–15–25 (B)(K)	250	252
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps)
9.092%, 7–20–26 (B)	780	796

2018	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

LOANS (F) (Continued)	Principal		Value
Financials (Continued)
EG Finco Ltd. (ICE LIBOR plus 475 bps)
5.550%, 2–6–25 (G)	GBP	498	$647
Financial & Risk U.S. Holdings, Inc.:
0.000%, 10–1–25 (K)		$480	518
HarbourVest Partners LLC (ICE LIBOR plus 225 bps)
4.408%, 3–1–25 (B)		245	245
Hub International Ltd. (ICE LIBOR plus 300 bps)
5.335%, 4–25–25		304	304
Hudson River Trading LLC (ICE LIBOR plus 425 bps)
6.326%, 4–3–25 (B)		424	426
INEOS U.S. Finance LLC (ICE LIBOR plus 200 bps)
4.386%, 3–31–24		248	248
Jane Street Group LLC (ICE LIBOR plus 375 bps)
5.992%, 8–25–22		2,094	2,100
MA FinanceCo. LLC (ICE LIBOR plus 275 bps)
4.742%, 6–21–24		38	38
Mayfield Agency Borrower, Inc. (ICE LIBOR plus 450 bps)
6.742%, 2–28–25 (B)		1,895	1,905
Mayfield Agency Borrower, Inc. (ICE LIBOR plus 850 bps)
10.742%, 2–28–26 (B)		545	537
NFP Corp. (ICE LIBOR plus 300 bps)
5.242%, 1–8–24		361	361
Ocean Bidco, Inc. (ICE LIBOR plus 500 bps)
7.386%, 3–21–25		246	247
TransUnion (ICE LIBOR plus 200 bps)
4.242%, 4–9–23		138	138

			9,321

Health Care – 2.3%
Amneal Pharmaceuticals LLC (ICE LIBOR plus 350 bps)
5.750%, 5–4–25		249	251
ATI Holdings Acquisition, Inc. (ICE LIBOR plus 350 bps)
5.648%, 5–10–23 (B)		247	248
Avantor, Inc. (3-Month EURIBOR plus 425 bps)
4.250%, 11–22–24 (G)	EUR	298	348
Avantor, Inc. (ICE LIBOR plus 400 bps)
6.242%, 11–22–24		$43	44
BioClinica Holding I L.P. (ICE LIBOR plus 425 bps)
6.625%, 10–20–23		147	140
BW NHHC Holdco, Inc. (ICE LIBOR plus 500 bps)
7.158%, 5–15–25		249	245
CHG PPC Parent LLC (ICE LIBOR plus 275 bps)
4.992%, 1–22–25 (B)		249	249
Concordia International Corp. (ICE LIBOR plus 550 bps)
7.620%, 9–6–24		226	221

LOANS (F) (Continued)	Principal		Value
Health Care (Continued)
Covenant Surgical Partners, Inc. (3-Month ICE LIBOR plus 475 bps)
6.842%, 9–29–24 (B)		$10	$10
Covenant Surgical Partners, Inc. (ICE LIBOR plus 475 bps):
6.886%, 9–29–24 (B)		23	23
6.843%, 9–29–24 (B)		191	191
6.821%, 9–29–24 (B)		19	19
6.848%, 9–29–24 (B)		5	5
Envision Healthcare Corp.
0.000%, 9–28–25 (K)		250	249
Ethypharm (ICE LIBOR plus 475 bps)
5.424%, 7–21–23 (G)	GBP	500	653
Exactech, Inc. (ICE LIBOR plus 375 bps)
5.992%, 2–14–25		$249	249
Gentiva Health Services, Inc. (ICE LIBOR plus 375 bps)
6.000%, 7–2–25 (B)		1,428	1,444
Gentiva Health Services, Inc. (ICE LIBOR plus 700 bps)
9.375%, 7–2–26		365	374
Hanger, Inc. (ICE LIBOR plus 350 bps)
5.742%, 3–6–25 (B)		249	248
Heartland Dental LLC
0.000%, 4–30–25 (K)		119	119
Heartland Dental LLC (ICE LIBOR plus 375 bps)
5.992%, 4–30–25		791	791
LifeScan Global Corp.
0.000%, 6–19–25 (B)(K)		122	117
LSCS Holdings, Inc.
0.000%, 3–9–25 (B)(K)		1	1
LSCS Holdings, Inc. (ICE LIBOR plus 425 bps):
6.563%, 3–9–25 (B)		116	116
6.636%, 3–9–25 (B)		42	41
6.751%, 3–9–25 (B)		42	41
6.384%, 3–9–25 (B)		10	10
Patterson Medical Holdings, Inc. (ICE LIBOR plus 475 bps)
7.092%, 8–28–22 (B)		248	238
QuintilesIMS, Inc. (3-Month EURIBOR plus 200 bps)
2.750%, 3–7–24 (G)	EUR	246	285
SavaSeniorCare LLC (1-Month U.S. LIBOR plus 730 bps)
9.459%, 10–11–18		$1,073	1,075
Schumacher Group (ICE LIBOR plus 400 bps)
6.076%, 7–31–22 (B)		276	279
Syneos Health, Inc. (ICE LIBOR plus 200 bps)
4.242%, 8–1–24		195	196
Team Health Holdings, Inc. (ICE LIBOR plus 275 bps)
4.992%, 2–6–24		148	144
UIC Merger Sub, Inc. (ICE LIBOR plus 325 bps)
5.492%, 8–31–24		248	248
Verscend Holding Corp. (ICE LIBOR plus 450 bps)
6.742%, 8–27–25		1,750	1,764

LOANS (F) (Continued)	Principal	Value
Health Care (Continued)
WW Medical and Healthcare Holdings Corp. (ICE LIBOR plus 375 bps)
5.992%, 11–2–24	$249	$250

		10,926

Industrials – 2.3%
APCO Holdings, Inc. (ICE LIBOR plus 550 bps)
7.750%, 6–8–25 (B)	193	194
Brookfield WEC Holdings, Inc. (ICE LIBOR plus 375 bps)
5.992%, 8–1–25	250	253
C.H.I. Overhead Doors, Inc. (ICE LIBOR plus 375 bps)
5.492%, 7–31–22	441	442
Chill Merger Sub, Inc. (ICE LIBOR plus 350 bps)
5.742%, 3–20–24	225	225
Diamond (BC) B.V. (ICE LIBOR plus 300 bps)
5.242%, 9–6–24	248	243
Dynacast International LLC (ICE LIBOR plus 850 bps)
10.886%, 1–30–23 (B)	683	673
Fastener Acquisition, Inc. (ICE LIBOR plus 425 bps):
6.492%, 3–28–25	106	106
6.636%, 3–28–25	142	143
MB Aerospace Holdings II Corp. (ICE LIBOR plus 350 bps)
5.742%, 1–22–25	248	249
McDermott Technology (Americas), Inc. (ICE LIBOR plus 500 bps)
7.242%, 5–10–25	1,514	1,535
MRO Holdings, Inc. (ICE LIBOR plus 525 bps)
7.632%, 10–25–23 (B)	496	499
Packers Holdings LLC (ICE LIBOR plus 325 bps)
5.383%, 12–4–24	248	248
PAE Holding Corp. (ICE LIBOR plus 550 bps)
7.886%, 10–20–22	1,469	1,471
PAE Holding Corp. (ICE LIBOR plus 950 bps)
11.886%, 10–20–23	134	134
PT Holdings LLC (ICE LIBOR plus 400 bps)
6.386%, 12–7–24	404	404
SH 130 Concession Co. LLC (3-Month ICE LIBOR plus 287.5 bps)
5.117%, 6–5–20	605	607
SMI Acquisition, Inc. (ICE LIBOR plus 375 bps)
6.094%, 11–1–24	248	236
Solera LLC and Solera Finance, Inc. (ICE LIBOR plus 475 bps)
4.992%, 3–3–23	479	480
Tronair, Inc. (1-Month U.S. LIBOR plus 475 bps)
7.566%, 9–8–23 (B)	146	144

42	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

LOANS (F) (Continued)	Principal	Value
Industrials (Continued)
Tronair, Inc. (Prime rate plus 375 bps)
7.136%, 9–8–23 (B)	$1	$1
U.S. Security Associates Holdings, Inc. (ICE LIBOR plus 400 bps)
5.742%, 7–28–23	376	376
USS Ultimate Holdings, Inc. (ICE LIBOR plus 375 bps)
5.992%, 8–25–24	308	311
USS Ultimate Holdings, Inc. (ICE LIBOR plus 775 bps)
9.992%, 8–25–25	1,235	1,235
William Morris Endeavor Entertainment LLC (ICE LIBOR plus 275 bps)
5.000%, 5–29–25	186	186
YRC Worldwide, Inc. (ICE LIBOR plus 850 bps)
10.742%, 7–26–22	521	529
Zebra Technologies Corp. (ICE LIBOR plus 175 bps)
4.063%, 10–27–21	229	230

		11,154

Information Technology – 1.3%
Applied Systems, Inc. (ICE LIBOR plus 700 bps)
9.386%, 9–19–25	384	390
CCC Information Services, Inc. (ICE LIBOR plus 675 bps)
8.992%, 3–31–25	215	216
Colorado Buyer, Inc. (ICE LIBOR plus 300 bps)
9.360%, 5–1–25	414	414
DigiCert Holdings, Inc.
0.000%, 9–20–24 (K)	20	21
DigiCert Holdings, Inc. (ICE LIBOR plus 475 bps)
6.826%, 10–31–24	249	250
First Data Corp. (ICE LIBOR plus 225 bps):
4.212%, 7–10–22	84	84
4.212%, 4–26–24	131	131
Flexera Software LLC
0.000%, 1–25–25 (K)	40	40
Flexera Software LLC (ICE LIBOR plus 325 bps)
5.500%, 2–26–25	249	249
Great Dane Merger Sub, Inc. (ICE LIBOR plus 375 bps)
5.992%, 5–21–25 (B)	605	606
HS Purchaser LLC (ICE LIBOR plus 375 bps)
5.992%, 3–29–25 (B)	249	251
Inovalon Holdings, Inc. (ICE LIBOR plus 350 bps)
5.625%, 4–2–25	250	250
Microchip Technology, Inc. (ICE LIBOR plus 200 bps)
4.080%, 5–29–25	234	234
Mitchell International, Inc. (ICE LIBOR plus 325 bps)
5.492%, 11–30–24	210	210

LOANS (F) (Continued)	Principal	Value
Information Technology (Continued)
Mitchell International, Inc. (ICE LIBOR plus 725 bps)
9.492%, 11–30–25	$400	$399
NAVEX TopCo, Inc. (ICE LIBOR plus 325 bps)
5.370%, 8–9–25	250	250
Navicure, Inc. (ICE LIBOR plus 375 bps)
5.992%, 11–1–24 (B)	248	249
Output Services Group, Inc. (ICE LIBOR plus 425 bps)
6.492%, 3–27–24	249	251
Park Place Technologies LLC (ICE LIBOR plus 400 bps)
6.242%, 3–29–25	249	249
Parker Private Merger Sub, Inc.
0.000%, 9–17–25 (K)	250	251
Peak 10 Holding Corp. (ICE LIBOR plus 350 bps)
5.886%, 8–1–24	248	245
Seattle Spinco, Inc. (ICE LIBOR plus 275 bps)
4.742%, 6–21–24	257	256
SS&C Technologies Holdings, Inc. (ICE LIBOR plus 250 bps)
4.492%, 4–16–25	163	164
Triple Point Group Holdings, Inc. (ICE LIBOR plus 425 bps)
6.636%, 7–13–20	210	186
VF Holding Corp. (ICE LIBOR plus 325 bps)
5.492%, 6–4–25	250	251

		6,097

Materials – 0.7%
Associated Asphalt Partners LLC (ICE LIBOR plus 525 bps)
7.492%, 4–5–24	130	130
Crown Americas LLC (ICE LIBOR plus 200 bps)
4.163%, 4–3–25	249	251
Ferro Corp. (ICE LIBOR plus 225 bps)
4.636%, 2–14–24	212	212
Flex Acquisition Co., Inc. (ICE LIBOR plus 325 bps)
5.751%, 6–22–25	250	250
Hillman Group, Inc. (The):
0.000%, 5–31–25 (K)	839	829
HVSC Merger Sub Corp. (ICE LIBOR plus 400 bps):
6.242%, 10–28–24	178	178
6.313%, 10–28–24	88	88
ILPEA Parent, Inc. (ICE LIBOR plus 550 bps)
7.000%, 3–2–23	391	392
Starfruit U.S. Holdco LLC
0.000%, 9–20–25 (K)	250	251
Styrolution Group GmbH (ICE LIBOR plus 375 bps)
4.386%, 9–30–21	54	54

LOANS (F) (Continued)	Principal	Value
Materials (Continued)
Versum Materials, Inc. (ICE LIBOR plus 250 bps)
4.386%, 9–29–23	$225	$226
W.R. Grace & Co. — Conn (ICE LIBOR plus 175 bps):
4.136%, 4–3–25	250	251

		3,112

Real Estate – 0.7%
Access CIG LLC
0.000%, 2–27–25 (K)	28	28
Access CIG LLC (ICE LIBOR plus 375 bps):
5.992%, 2–27–25	255	256
Avolon TLB Borrower 1 U.S. LLC (ICE LIBOR plus 200 bps)
4.165%, 1–15–25	224	224
Hospitality Investors Trust, Inc. (1-Month U.S. LIBOR plus 650 bps)
8.633%, 5–1–19	1,000	1,000
Inland Retail Real Estate Trust, Inc. (1-Month U.S. LIBOR plus 650 bps)
8.604%, 4–1–19	1,327	1,334
Terra Millennium Corp. (ICE LIBOR plus 625 bps)
8.500%, 10–31–22 (B)	421	422

		3,264

Telecommunication Services – 0.9%
CenturyLink, Inc. (ICE LIBOR plus 275 bps):
4.992%, 9–30–22	1,137	1,135
4.992%, 1–31–25	515	511
Level 3 Financing, Inc. (ICE LIBOR plus 225 bps)
4.432%, 2–22–24	220	220
Securus Technologies Holdings, Inc.
0.000%, 11–1–24 (K)	82	82
Securus Technologies Holdings, Inc. (ICE LIBOR plus 450 bps)
6.742%, 11–1–24	269	269
Sprint Communications, Inc. (ICE LIBOR plus 250 bps)
4.750%, 2–2–24	424	425
West Corp. (3-Month ICE LIBOR plus 400 bps)
6.242%, 10–10–24	1,567	1,561

		4,203

Total United States – 15.1%		71,800

TOTAL LOANS – 17.3%		$81,955
(Cost: $82,219)

2018	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
United States – 1.3%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 2-year U.S. Treasury index):
3.885%, 2–25–45 (E)(F)	$500	$500
3.872%, 4–25–45 (E)(F)	1,800	1,804
3.473%, 5–25–45 (E)(F)	1,185	1,185
3.684%, 8–25–45 (E)(F)	350	350
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates
2.500%, 6–15–39	838	818
Federal National Mortgage Association Agency REMIC/CMO:
2.000%, 4–25–40	829	802
3.000%, 2–25–44	197	195
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.490%, 5–1–19	459	460
4.646%, 7–1–20	444	450
Government National Mortgage Association Fixed Rate Pass-Through Certificates
3.500%, 4–20–34	118	117

		6,681

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 1.3%		$6,681
(Cost: $6,872)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
United States – 5.3%
U.S. Treasury Bonds
2.250%, 11–15–25	$2,250	$2,139
U.S. Treasury Notes:
1.500%, 8–15–20	4,000	3,905
1.375%, 9–30–20	3,050	2,965
1.875%, 7–31–22	3,350	3,223
1.875%, 10–31–22	400	384
1.375%, 6–30–23	7,150	6,656
1.625%, 10–31–23	400	375
2.125%, 9–30–24	1,600	1,525
2.875%, 7–31–25	235	233
1.500%, 8–15–26	5,560	4,966

		26,371

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 5.3%		$26,371
(Cost: $27,354)

SHORT-TERM SECURITIES
Commercial Paper (N) – 0.4%
Kroger Co. (The)
2.350%, 10–1–18	2,030	2,030

Master Note – 2.3%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
2.470%, 10–5–18 (M)	11,443	11,443

SHORT-TERM SECURITIES (Continued)	Principal	Value
Money Market Funds – 1.5%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
2.140%, (O)(P)	$7,408	$7,408

TOTAL SHORT-TERM SECURITIES – 4.2%		$20,881
(Cost: $20,881)

TOTAL INVESTMENT SECURITIES – 100.9%		$503,777
(Cost: $510,348)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.9)%		(4,720)

NET ASSETS – 100.0%		$499,057

Notes to Schedule of Investments

* Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities whose value was determined using significant unobservable inputs.

(C)	All or a portion of securities with an aggregate value of $9,781 are on loan.

(D)	Restricted securities. At September 30, 2018, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Market Value
Novae Group plc (3-Month U.S. LIBOR plus 405 bps), 6.364%, 06–30–34	8–4–17	$400	$387	$399

		Shares
Pinnacle Agriculture Enterprises LLC	3–10–17	389	177	217
Targa Resources Corp., 9.500%	10–24–17	1	1,624	1,578

			$2,188	$2,194

The	total value of these securities represented 0.4% of net assets at September 30, 2018.

(E)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018 the total value of these securities amounted to $241,053 or 48.3% of net assets.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Description of the reference rate and spread, if applicable, are included in the security description.

44	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

(G)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR - Euro and GBP - British Pound).

(H)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2018.

(I)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(J)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(K)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(L)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(M)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(N)	Rate shown is the yield to maturity at September 30, 2018.

(O)	Rate shown is the annualized 7-day yield at September 30, 2018.

(P)	Investment made with cash collateral received from securities on loan.

The following forward foreign currency contracts were outstanding at September 30, 2018:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	4,240	U.S. Dollar	5,629	1–31–19	JPMorgan Securities LLC	$68	$—
Euro	3,704	U.S. Dollar	4,406	1–31–19	JPMorgan Securities LLC	59	—
Euro	5,556	U.S. Dollar	7,198	9–30–21	JPMorgan Securities LLC	101	—
Euro	503	U.S. Dollar	588	10–5–18	Morgan Stanley International	4	—

						$232	$—

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$430	$—	$68
Health Care	168	—	—
Total Common Stocks	$598	$—	$68
Investment Funds	6,703	—	—
Preferred Stocks	—	1,578	217
Asset-Backed Securities	—	6,318	—
Corporate Debt Securities	—	296,297	—
Mortgage-Backed Securities	—	9,517	—
Other Government Securities	—	46,593	—
Loans	—	69,842	12,113
United States Government Agency Obligations	—	6,681	—
United States Government Obligations	—	26,371	—
Short-Term Securities	7,408	13,473	—
Total	$14,709	$476,670	$12,398
Forward Foreign Currency Contracts	$—	$232	$—

2018	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Mortgage- Backed Securities	Loans
Beginning Balance 10–1–17	$—	$245	$1,000	$5,532
Net realized gain (loss)	—	—	—	(15)
Net change in unrealized appreciation (depreciation)	60	(28)	—	66
Purchases	8	—	—	10,128
Sales	—	—	—	(2,334)
Amortization/Accretion of premium/discount	—	—	—	9
Transfers into Level 3 during the period	—	—	—	728
Transfers out of Level 3 during the period	—	—	(1,000)	(2,001)
Ending Balance 9–30–18	$68	$217	$—	$12,113
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9–30–18	$60	$(28)	$—	$68

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the year ended September 30, 2018, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–18	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Assets
Common Stocks	$68	Market comparable approach	Adjusted EBITDA multiple	9.19x
Preferred Stocks	217	Market comparable approach	Adjusted EBITDA multiple	11.10x
			Illiquidity Discount	10%
Loans	12,113	Third-party vendor service	Broker quotes	N/A

Significant increases (decreases) in the adjusted revenue multiple and adjusted EBITDA multiple inputs could result in a higher (lower) fair value measurement. However, significant increases (decreases) in the illiquidity discount input could result in a lower (higher) fair value measurement.

The following acronyms are used throughout this schedule:

CLO = Collateralized Loan Obligation

CMO = Collateralized Mortgage Obligation

EURIBOR = Euro Interbank Offered Rate

GTD = Guaranteed

ICE = IntercontinentalExchange

LIBOR = London Interbank Offered Rate

PIK = Payment in kind

REMIC = Real Estate Mortgage Investment Conduit

46	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2018

Market Sector Diversification
(as a % of net assets)
Financials	22.1%
Consumer Discretionary	15.4%
Other Government Securities	9.3%
Industrials	6.8%
Consumer Staples	6.7%
United States Government and Government Agency Obligations	6.6%
Energy	6.1%
Health Care	5.6%
Materials	5.3%
Telecommunication Services	5.0%
Information Technology	4.4%
Utilities	2.0%
Real Estate	1.4%
Other+	3.3%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	47

MANAGEMENT DISCUSSION	IVY CALIFORNIA MUNICIPAL HIGH INCOME

(UNAUDITED)

Below, Michael J. Walls, portfolio manager of the Ivy California Municipal High Income Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2018. Mr. Walls has managed the Fund since October 2016 and has 20 years of industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2018
Ivy California Municipal High Income Fund
(Class A shares – at net asset value)	0.89%
Ivy California Municipal High Income Fund
(Class A shares including sales charges)	-3.39%

Benchmark(s) and/or Morningstar Category
Bloomberg Barclays Municipal High Yield Index	6.36%
(reflects the performance of securities generally representing the municipal high yield bond market)
Bloomberg Barclays Municipal Bond Index	0.35%
(reflects the performance of securities generally representing the municipal bond market)
Lipper California Municipal Debt Funds Universe Average	0.72%
(generally reflects the performance of the universe of fund with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value.

The Ivy California Municipal High Yield Fund outperformed its Lipper peer group and the Bloomberg Barclays Municipal Bond Index, but trailed the Bloomberg Barclays Municipal High Yield Index. The drivers of performance were two-fold: the long duration positioning of the Fund relative to its benchmarks and credit positioning as credit spreads tightened throughout the year. First, as the municipal market rallied in the last quarter of 2017, the Fund’s modified duration was 7.27 years versus a modified duration of 6.20 years for the Bloomberg Barclays Municipal Bond Index. Secondly, the Fund invested in lower tier investment-grade credits and non-investment credits, which led to outperformance as credits spreads continued to tighten. High taxes in the state led to continued high demand for municipal bonds. Taxes along with below normal issuance led to a search for yield driving credit spreads to levels not seen since 2007.

With the rally in rates over the past fiscal year, we have become less constructive on the California high yield municipal space as new issues come to market with historically low absolute yields and weak collateral for investors. Going forward, we still believe the California municipal market is attractive versus other fixed income asset classes based on its tax-adjusted status as well as supply and demand imbalances. In our view, debt issuance for the remainder of 2018 will be higher than most estimates, but will remain lower than historical norms. We have turned more bearish on the credit market as spreads are hovering around the lows of 2007.

Duration and credit management

Funds with longer duration outperformed shorter duration funds excluding potential price movements based on credit issues. Ivy California Municipal High Income Fund had a modified adjusted duration of approximately 6.07 years versus 6.20 years for the Bloomberg Barclays Municipal Bond Index. While being long duration helped in the first quarter of the year, we have shortened the Fund’s duration to less than the benchmark. At this point in the cycle we feel a shorter duration is warranted as rates are at historic lows and spreads are at very tight levels. We believe that the Fund should benefit over the long term as the Federal Reserve (Fed) begins to more aggressively raise rates. While our primary goal for the Fund is high levels of tax-exempt income, we also want to protect investors’ downside risk as rates rise.

While duration management is important for any asset class, credit selection is paramount when investing in a high-yield municipal bond fund. The Fund has maintained exposure in non-rated bonds at approximately 31% and will focus on investment deals moving forward. With non-rated bond spreads at record lows, we feel it is prudent to own more liquid rated bonds in order to provide us the opportunity to exploit any credit widening. Roughly 10% of the Fund remains in cash and we intend to use the liquidity to exploit opportunities moving forward. We will look for opportunities in bonds with more defensive structures as interest rates continue to hover around historically low levels and credit spreads continue to be tight. As already noted, we feel at this time it makes sense to remain shorter duration than the benchmark as we view the sector as fully priced.

48	ANNUAL REPORT	2018

Looking ahead

Moving forward we expect one more rate hike in 2018 as inflation climbs closer to the Federal Reserve 2% threshold. We are certainly concerned how a possible trade war with both China and the European Union would affect prices and the overall global economy. We will closely monitor how tariffs might tip the Fed’s hand and whether it will be forced to review current interest rate policy. With the Fund’s duration at 98% of the Bloomberg Barclays Municipal High Yield Index and adequate levels of cash, we feel appropriately structured to weather the impact of a long trade war. It is important investors realize prudent managers diversify across states and sectors and always limit the amount of exposure to those variables as well as any individual bond.

We believe investors will continue to search for tax-exempt yield even after the tax legislation was passed in late 2017. We view the tax cuts as favoring lower-income brackets, but with the top tax rate of more than 50% in California, municipal bonds are still highly attractive. Although we see demand for municipal bonds staying consistent with normal levels, one big outlier would be additional issuance caused by a large infrastructure spending bill getting passed in Congress and signed by the President. We believe that supply in the municipal market will remain at normal levels, which should present opportunities for investors. In our view, municipal bonds will continue to be one of the most attractive fixed income asset classes from a relative valuation standpoint.

The Fund’s performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest-rate risk, so the net asset value of the Fund’s shares may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, or is an index representative of the Ivy California Municipal High Income Fund.

2018	ANNUAL REPORT	49

PORTFOLIO HIGHLIGHTS	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Bonds	88.7%
Municipal Bonds	88.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	11.3%

Quality Weightings

Investment Grade	49.4%
AAA	1.5%
AA	7.6%
A	11.3%
BBB	29.0%
Non-Investment Grade	39.3%
BB	9.2%
B	2.0%
CCC	0.1%
Non-rated	28.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	11.3%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

50	ANNUAL REPORT	2018

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class Y
1-year period ended 9-30-18	-3.39%	-0.07%	1.10%	0.93%
5-year period ended 9-30-18	—	—	—	—
10-year period ended 9-30-18	—	—	—	—
Since Inception of Class through 9-30-18(4)	0.34%	1.72%	2.70%	2.50%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	10-3-16 for Class A shares, 10-3-16 for Class C shares, 10-3-16 for Class I shares and 10-3-16 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2018	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2018

MUNICIPAL BONDS	Principal	Value
California – 86.6%
CA Cnty Tob Securitization Agy, Tob Stlmt Asset-Bkd Bonds (Stanislaus Cnty Tob Funding Corp.), Ser 2006,
0.000%, 6–1–55 (A)	$2,000	$100
CA Edu Fac Auth, Rev Bonds (Art Ctr College of Design), Ser 2018A,
5.000%, 12–1–48	250	280
CA Edu Fac Auth, Rev Bonds (Loma Linda Univ), Ser 2017A,
5.000%, 4–1–47	300	331
CA Infra and Econ Dev Bank, Infra State Revolving Fund Rev Bonds, Ser 2016A,
4.000%, 10–1–19	400	409
CA Muni Fin Auth, Charter Sch Lease Rev Bonds (Bella Mente Montessori Academy Proj), Ser 2018A,
5.000%, 6–1–48	325	339
CA Muni Fin Auth, Charter Sch Rev Bonds (Palmdale Aerospace Academy Proj), Ser 2018A,
5.000%, 7–1–49 (B)	300	311
CA Muni Fin Auth, Insd Rev Bonds (Channing House Proj), Ser 2017B (Insured by the CA Office of Statewide Hlth Planning and Dev),
5.000%, 5–15–24	100	115
CA Muni Fin Auth, Rev Bonds (CA Baptist Univ), Ser 2016A,
5.000%, 11–1–46	500	541
CA Muni Fin Auth, Rev Bonds (CA Lutheran Univ), Ser 2018,
5.000%, 10–1–27	250	290
CA Muni Fin Auth, Rev Bonds (Ret Hsng Fndtn Oblig Group), Ser 2017A,
5.000%, 11–15–32	425	498
CA Muni Fin Auth, Rev Rfdg Bonds (Eisenhower Med Ctr), Ser 2017B:
5.000%, 7–1–37	250	272
5.000%, 7–1–42	250	271
CA Muni Fin Auth, Sr Lien Rev Bonds (LINXS APM Proj), Ser 2018A:
4.000%, 12–31–47	250	247
5.000%, 12–31–47	250	272
CA Pollutn Ctl Fin Auth, Solid Waste Rfdg Rev Bonds (Republic Svc, Inc. Proj), Ser 2010A:
1.850%, 8–1–23	500	500
1.660%, 9–1–38 (C)	250	250
CA Pollutn Ctl Fin Auth, Water Furnishing Rev Bonds (Poseidon Res (Channelside) L.P. Desalination Proj), Ser 2012:
5.000%, 11–21–45	500	511
CA Sch Fin Auth, Charter Sch Rev Bonds (Ace Charter Sch – Oblig Group), Ser 2016A,
5.000%, 6–1–52	300	297

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Sch Fin Auth, Charter Sch Rev Bonds (Encore Edu Oblig Group), Ser 2016A,
5.000%, 6–1–52	$300	$258
CA Sch Fin Auth, Charter Sch Rev Bonds (Larchmont Charter Sch Proj), Ser 2018A,
5.000%, 6–1–43	250	260
CA Sch Fin Auth, Charter Sch Rev Bonds (Rocketship Pub Sch – Oblig Group), Ser 2017G:
5.000%, 6–1–30	310	328
5.000%, 6–1–37	330	342
CA Sch Fin Auth, Charter Sch Rev Bonds (Summit Pub Sch – Oblig Group), Ser 2017,
5.000%, 6–1–37	500	540
CA Sch Fin Auth, Charter Sch Rev Rfdg Bonds (Aspire Pub Sch – Oblig Group), Ser 2016,
5.000%, 8–1–41	250	264
CA Sch Fin Auth, Edu Fac Rev Bonds (River Springs Charter Sch), Ser 2017A,
5.000%, 7–1–52	340	349
CA Sch Fin Auth, Sch Fac Rev Bonds (Alliance for College-Ready Pub Sch Proj), Ser 2015A,
5.000%, 7–1–45	100	106
CA Sch Fin Auth, Sch Fac Rev Bonds (Alliance for College-Ready Pub Sch Proj), Ser 2016C,
5.000%, 7–1–31	250	272
CA Sch Fin Auth, Sch Fac Rev Bonds (Granada Hills Charter High Sch Oblig Group), Ser 2017A,
5.000%, 7–1–48	350	371
CA Sch Fin Auth, Sch Fac Rev Bonds (Green Dot Pub Sch CA Proj), Ser 2018A,
5.000%, 8–1–48 (B)(C)	250	268
CA Sch Fin Auth, Sch Fac Rev Bonds (Kipp LA Proj), Ser 2017A,
5.000%, 7–1–47	300	326
CA Sch Fin Auth, Sch Fac Rev Rfdg Bonds (HTH Learning Proj), Ser 2017A,
5.000%, 7–1–49	300	318
CA Statewide Cmnty Dev Auth, Rev Bonds (American Baptist Homes of the West), Ser 2015,
5.000%, 10–1–22	270	295
CA Statewide Cmnty Dev Auth, Rev Bonds (Loma Linda Univ Med Ctr), Ser 2016A,
5.250%, 12–1–56	250	267
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apt, Phase IV-ACHF – Irvine LLC), Ser 2017,
5.000%, 5–15–47	185	203

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
CA Statewide Cmnty Dev Auth, Student Hsng Rev Bonds (Univ of CA, Irvine East Campus Apts, Phase IV-A CHF – Irvine LLC), Ser 2017,
5.000%, 5–15–42	$300	$331
CA Statewide Comnty Dev Auth, Rev Bonds (Loma Linda Univ Med Ctr), Ser 2014A,
5.250%, 12–1–44	250	268
CA Statewide Comnty Dev Auth, Sch Fac Rev Bonds (Alliance for College Ready Pub Sch – 47th and Main Proj), Ser 2012A,
6.375%, 7–1–47	100	108
CA Various Purp GO Bonds,
5.000%, 9–1–46	500	564
Chino Pub Fin Auth, Local Agy Rfdg Bonds, Ser 2016A,
3.500%, 9–1–43	250	227
Chino, CA, Cmnty Fac Dist, Spl Tax Rev Bonds, Ser 2016-2,
5.000%, 9–1–47	150	163
Cmnty Fac Dist No. 36 of Jurupa Cmnty Svc Dist., Spl Tax Bonds, Ser 2017A:
4.125%, 9–1–42	200	203
4.250%, 9–1–47	300	306
Foothill/Eastn Trans Corridor Agy, Toll Road Rfdg Rev Bonds, Ser 2013B-1 (Insured by AGM),
3.950%, 1–15–53 (D)	300	292
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2017A-1,
5.000%, 6–1–29	600	677
Golden State Tob Securitization Corp., Enhanced Tob Stlmt Asset-Bkd Bonds, Ser 2018A,
5.000%, 6–1–22	175	193
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2007A-2 Sr Convertible Bonds,
5.300%, 6–1–37	150	157
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2018A-1,
5.000%, 6–1–47	500	512
Golden State Tob Securitization Corp., Tob Stlmt Asset-Bkd Bonds, Ser 2018A-2,
5.000%, 6–1–47	250	256
Irvine Unif Sch Dist, Cmnty Fac Dist No. 09-1 Spl Tax Bonds, Ser 2017B (Insured by BAMAC),
5.000%, 9–1–47	150	164
Lammersville, CA, Joint Unif Sch Dist, Spl Tax Bonds (Lammersville Sch Dist Cmnty Fac Dist No. 2002, Mountain House), Ser 2017,
5.000%, 9–1–33	500	554

52	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2018

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Long Beach Bond Fin Auth, Natural Gas Purchase Rev Bonds, Ser 2007A,
5.500%, 11–15–37	$165	$208
Los Angeles, CA, Dept of Arpts, Los Angeles Intl Arpt Sub Rev Bonds, Ser 2016B,
5.000%, 5–15–46	300	328
M-S-R Energy Auth, Gas Rev Bonds, Ser 2009C,
7.000%, 11–1–34	300	419
Murrieta, CA, Cmnty Fac Dist No. 2005-5, Spl Tax Bonds (Golden City), Ser 2017A,
5.000%, 9–1–46	300	326
Ontario, CA, Cmnty Fac Dist No. 28, Spl Tax Bonds (New Haven Fac – Area A), Ser 2017:
5.000%, 9–1–42	130	141
5.000%, 9–1–47	230	248
Ontario, CA, Cmnty Fac Dist No. 31, Spl Tax Bonds (Carriage House/Amberly Lane), Ser 2017,
5.000%, 9–1–47	135	146
Oro Grande Elem Sch Dist, Cert of Part, Ser 2013,
5.000%, 9–15–27	40	43
Palamar Hlth, Rfdg Rev Bonds, Ser 2016:
4.000%, 11–1–39	175	167
5.000%, 11–1–39	500	535
Palomar Hlth, Cert of Part, Ser 2017,
5.000%, 11–1–21	250	266
Poway Unif Sch Dist, Spl Tax Bonds (Cmnty Fac Dist No. 15 Del Sur East Impvt Area C), Ser 2016,
5.000%, 9–1–46	250	270
Regents of the Univ of CA, Ltd. Proj Rev Bonds, Ser M,
5.000%, 5–15–32	300	350
Roseville, CA, Spl Tax Rev Bonds (Fiddyment Ranch Cmnty Fac Dist No. 1), Ser 2017A,
5.000%, 9–1–35	250	276
Sacramento Cnty Watr Fin Auth, Rev Bnds (Sacramento Cnty Watr Agy Zone 40 and 41 2007 Watr Sys Proj), Ser 2007B (3-Month U.S. LIBOR*0.67 plus 55 bps),
2.105%, 6–1–34 (D)	400	387
Sacramento Cnty, Arpt Sys Sub Rev Rfdg Bonds, Ser 2018E,
5.000%, 7–1–35	250	289
Sacramento, CA, Spl Tax Bonds (Natomas Cent Comnty Fac), Ser 2016,
5.000%, 9–1–41	250	271
San Bernardino, CA, Cmnty Fac Dist No. 2006-1 (Lytle Creek North), Impvt Area No. 4 Spl Tax Bonds, Ser 2016,
4.000%, 9–1–42	250	248

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
San Buenaventura Rev Bonds (Cmnty Mem Hlth Sys), Ser 2011,
7.500%, 12–1–41	$100	$110
San Diego Assoc of Govts, South Bay Expressway Toll Rev First Sr Lien Bonds, Ser 2017A,
5.000%, 7–1–27	100	119
San Diego Cnty Rgnl Arpt Auth, Sub Arpt Rev Bonds, Ser 2017A,
5.000%, 7–1–42	200	225
San Francisco City and Cnty Pub Util Comsn, Water Rev Bonds, Ser 2016AB,
4.000%, 11–1–39	250	259
San Jose, CA, Arpt Rev Rfdg Bonds, Ser 2017A,
5.000%, 3–1–47	200	219
San Mateo Cmnty Fac Dist No. 2008-1 (Bay Meadows), Spl Tax Bonds, Ser 2012,
6.000%, 9–1–42	250	276
Southn CA Pub Power Auth, Gas Proj Rev Bonds (Proj No. 1), Ser 2007A,
5.000%, 11–1–33	295	345
State Pub Works Board of CA, Lease Rev Rfdg Bonds (Dept of Edu), Ser 2017H,
5.000%, 4–1–26	300	353
Successor Agy to the Redev Agy of the City of San Jose, Tax Alloc Rfdg Bonds, Ser 2017B,
5.000%, 8–1–19	300	308
Successor Agy to the Redev Agy of the City of Tulare, Tax Alloc Rfdg Bonds, Ser 2017A (Insured by BAMAC),
4.000%, 8–1–40	250	253
Tob Securitization Auth of Northn CA, Tob Stlmt Asset-Bkd Bonds (Sacramento Cnty Tob Securitization Corp.), Ser 2005A-1,
5.500%, 6–1–45	100	100
Tob Securitization Auth of Southn CA, Tob Stlmt Asset-Bkd Bonds (San Diego Cnty Tob Asset Securitization Corp.), Ser 2006A Sr Current Int Bonds,
5.000%, 6–1–37	280	281
Tob Securitization Auth of Southn CA, Tob Stlmt Asset-Bkd Bonds (San Diego Cnty Tob Asset Securitization Corp.), Ser 2006D,
0.000%, 6–1–46 (A)	300	38
WA Township Hlth Care Dist Rev Bonds, Ser 2017A:
3.500%, 7–1–30	45	43
3.750%, 7–1–31	255	252

MUNICIPAL BONDS (Continued)	Principal	Value
California (Continued)
Westn Riverside Water and Wastewater Fin Auth, Local Agy Rev Rfdg Bonds, Ser 2016A,
5.000%, 9–1–29	$250	$281
William S. Hart Union High Sch Dist, Cmnty Fac Dist No. 2015-1 Spl Tax Bonds, Ser 2017,
5.000%, 9–1–47	300	323

		24,279

Guam – 0.9%
Guam Port Rev Bonds, Ser 2018B,
5.000%, 7–1–22	250	270

Puerto Rico – 1.2%
Cmnwlth of PR, Pub Impvt Rfdg GO Bonds, Ser 2007A-4,
5.250%, 7–1–30	135	141
PR Hwy and Trans Auth, Hwy Rev Rfdg Bonds, Ser CC:
5.250%, 7–1–32	120	136
5.250%, 7–1–33	50	57

		334

TOTAL MUNICIPAL BONDS – 88.7%		$24,883
(Cost: $24,940)

SHORT-TERM SECURITIES
Master Note – 5.0%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.470%, 10–5–18 (E)	1,394	1,394

Municipal Obligations – 7.1%
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by FNMA) (BVAL plus 10 bps),
1.550%, 10–7–18 (E)	900	900
CO Hsng and Fin Auth, Multifam Hsng Rev Bonds (Greentree Vlg Apts Proj), Ser 2007 (GTD by U.S. Bank N.A.) (BVAL plus 24 bps),
1.630%, 10–7–18 (E)	600	600
University of California (1-Month U.S. LIBOR plus 8 bps),
2.100%, 10–7–18 (E)	500	500

		2,000

TOTAL SHORT-TERM SECURITIES – 12.1%		$3,394
(Cost: $3,394)

TOTAL INVESTMENT SECURITIES – 100.8%		$28,277
(Cost: $28,334)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.8%)		(236)

NET ASSETS – 100.0%		$28,041

2018	ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS	IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND (in thousands)

SEPTEMBER 30, 2018

Notes to Schedule of Investments

(A)	Zero coupon bond.

(B)	Purchased on a when-issued basis with settlement subsequent to September 30, 2018.

(C)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018 the total value of these securities amounted to $518 or 1.8% of net assets.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Description of the reference rate and spread, if applicable, are included in the security description.

(E)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$—	$24,883	$—
Short-Term Securities	—	3,394	—
Total	$—	$28,277	$—

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

AGM = Assured Guaranty Municipal

BAMAC = Build America Mutual Assurance Co.

BVAL = Bloomberg Valuation Municipal AAA Benchmark

FNMA = Federal National Mortgage Association

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

54	ANNUAL REPORT	2018

MANAGEMENT DISCUSSION	IVY CASH MANAGEMENT FUND

(UNAUDITED)

Waddell & Reed Advisors (WRA) Cash Management merged into Ivy Cash Management Fund on February 26, 2018. On that date, Ivy Cash Management Fund adopted the performance of WRA Cash Management as the result of a reorganization in which it acquired all assets and liabilities of WRA Cash Management.

Below, Mira Stevovich, CFA, portfolio manager of the Ivy Cash Management Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2018. She has managed the Fund for 20 years and has 31 years of industry experience.

The Fund’s fiscal year ended on September 30, 2018 with short term rates higher due to four 0.25-percentage point increases by the Federal Reserve (Fed) during the fiscal year. The moves by the Fed continued the process of draining liquidity from the economy, albeit gradually. During the fiscal year, prime money market funds saw assets increase as short-term rates increased. The economy showed signs of improvement, and the Fed indicated it would increase short-term rates again by a 0.25-percentage point, perhaps as early as December 2018.

Increased rates, continued higher-quality bias

The Fund’s fiscal year started with the federal funds rate between 1.00-1.25% and ended in a range of 2.00-2.25%. The Fed continued to use an interest rate band of a quarter percentage point to manage the federal funds rate. The Reverse Repo Program continued as a tool to manage the band floor. Due to a narrowing of the spread between the effective federal funds rate and the interest on excess reserves (IOER), the IOER has been set five basis points below the top of the federal interest rate band. Although there is anticipation that the Fed may increase the federal funds rate again by year-end 2018, the process will remain gradual. As a result, we will manage the Fund in a fashion based on the interest rate environment, closely monitoring any potential rate changes and adjusting investments accordingly.

The increased rates of interest during the fiscal year boosted the performance of the Fund and rates on money market investments, in general. The four rate moves by the Fed did help increase Fund performance relative to the previous year. However, the Securities and Exchange Commission (SEC) regulation requiring at least 30% of the Fund’s holdings mature in five business days or less continues to affect the Fund’s return because very short maturities tend to carry the lowest interest rates.

Within the confines of the Fund’s liquidity and maturity requirements, we sought to maintain yield by purchasing longer-dated securities when credit spreads were wide. Most recently, we have invested in floating rate notes based on the one- or three-month London Interbank Offered Rate (LIBOR). These notes carry an attractive rate of interest, while allowing us to maintain a modest “weighted average maturity” (WAM). As the Fed increased rates, LIBOR rates have increased. The one-month LIBOR rate began the fiscal year at 1.23333% and ended the fiscal year considerably higher at 2.26056%. The three-month LIBOR rate began the fiscal year 1.33389%, and moved upward, ending the fiscal year at 2.39838%.

Following the transformation of the money market fund industry by the final SEC regulations which became effective October 14, 2016, a substantial portion of prime fund assets converted to government money market funds. To continue attracting investors to corporate money market securities, bank rates longer than three months saw rate increases, initially. We took advantage of this situation, when possible, to increase the Fund’s yield. However, over time, as short-term rates increased, some investors have moved back into prime money market funds and non-money fund investors have also moved into short-term investments. This has caused rates on these securities to decline and spreads to tighten.

Credit quality remained an important factor in the management and performance of the Fund. We are cautious in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our credit risk constraints, although this higher-quality bias can hold down yield.

Staying the course

This past fiscal year, we have continued to emphasize investments of higher credit quality from a variety of industries and sectors, and we intend to continue to do so going forward. We remain selective of our investments. We intend to continue using floating-rate securities in the coming fiscal year, in anticipation of future rate increases. We also intend to include U.S. Treasury and government agency securities, as necessary.

We are managing the Fund to comply with SEC regulations of money market funds. The SEC added these regulations in an effort to provide money market investors with greater protection and more timely information about the funds in which they invest. To this end, we are maintaining daily and weekly liquidity levels according to the regulations. Liquidity and investing for diversification continue to be paramount in our management of the Fund. We will continue to manage the Fund in what we believe is a prudent manner and in accordance with SEC regulations.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and it is possible to lose money on your investment.

2018	ANNUAL REPORT	55

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

56	ANNUAL REPORT	2018

PORTFOLIO HIGHLIGHTS	IVY CASH MANAGEMENT FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Corporate Obligations	70.0%
Commercial Paper	33.8%
Certificate Of Deposit	16.1%
Notes	16.0%
Master Note	4.1%
United States Government and Government Agency Obligations	18.6%
Municipal Obligations	11.6%
Liabilities, Net of Cash and Other Assets	-0.2%

2018	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS	IVY CASH MANAGEMENT FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE OBLIGATIONS	Principal	Value
Certificate Of Deposit
Banco del Estado de Chile (1-Month U.S. LIBOR plus 29 bps),
2.440%, 10–13–18 (A)	$15,000	$15,000
Bank of America N.A.,
2.440%, 2–12–19	15,000	15,000
Bank of America N.A. (1–Month U.S. LIBOR plus 24 bps),
2.380%, 10–12–18 (A)	25,000	25,000
Bank of Montreal (1-Month U.S. LIBOR plus 25 bps),
2.380%, 10–10–18 (A)	20,000	20,000
Bank of Montreal (Daily Federal Funds Rate plus 55 bps),
2.480%, 10–1–18 (A)	15,000	15,000
Bank of Nova Scotia (The) (1-Month U.S. LIBOR plus 20 bps),
2.330%, 10–8–18 (A)	15,000	15,000
Royal Bank of Canada (1-Month U.S. LIBOR plus 24 bps),
2.410%, 10–19–18 (A)	30,000	30,000
Toronto-Dominion Bank (1-Month U.S. LIBOR plus 40 bps),
2.530%, 10–8–18 (A)	10,000	10,000
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 27 bps),
2.380%, 10–4–18 (A)	12,000	12,000
U.S. Bank N.A. (1-Month U.S. LIBOR plus 16 bps),
2.270%, 10–5–18 (A)	10,000	10,000
Wells Fargo Bank N.A. (1-Month U.S. LIBOR plus 22 bps),
2.380%, 10–16–18 (A)	14,000	14,000
Wells Fargo Bank N.A. (1-Month U.S. LIBOR plus 25 bps),
2.470%, 10–25–18 (A)	25,000	25,000

Total Certificate Of Deposit – 16.1%		206,000
Commercial Paper(B)
Brown-Forman Corp.,
1.930%, 10–11–18	10,000	9,994
Canadian Imperial Bank of Commerce,
2.510%, 3–18–19	6,000	5,930
Caterpillar Financial Services Corp. (GTD by Caterpillar, Inc.),
2.150%, 11–5–18	20,000	19,957
Coca-Cola Co. (The):
2.250%, 12–11–18	250	249
2.420%, 2–15–19	30,000	29,724
Commercial Bank PSQC (GTD by Wells Fargo Bank N.A.),
2.130%, 10–29–18	8,000	7,986
Corporacion Andina de Fomento:
2.238%, 10–9–18	5,000	4,998
2.150%, 10–15–18	25,000	24,978
2.200%, 10–23–18	25,000	24,965
2.550%, 3–18–19	8,000	7,906
Diageo Capital plc (GTD by Diageo plc),
2.300%, 10–1–18	10,000	10,000

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Commercial Paper(B) (Continued)
Essilor International S.A.,
2.106%, 10–4–18	$20,000	$19,996
J.M. Smucker Co. (The),
2.400%, 10–1–18	12,702	12,702
Kroger Co. (The),
2.350%, 10–1–18	12,700	12,700
Malayan Banking Berhad (GTD by Wells Fargo Bank N.A.):
2.400%, 11–19–18	43,500	43,356
2.490%, 1–9–19	10,000	9,931
2.490%, 1–11–19	10,000	9,929
Mondelez International, Inc.,
2.280%, 10–1–18	2,695	2,695
Northern Illinois Gas Co.:
2.351%, 10–2–18	3,854	3,854
2.401%, 10–3–18	20,000	19,997
2.200%, 10–12–18	21,120	21,104
Rockwell Automation, Inc.,
2.222%, 10–5–18	5,405	5,404
Royal Bank of Canada,
2.490%, 3–13–19	20,000	19,775
Sonoco Products Co.,
2.330%, 10–1–18	12,700	12,700
Toronto–Dominion Bank,
2.430%, 2–19–19	20,000	19,810
Walgreens Boots Alliance, Inc.,
2.360%, 10–1–18	12,700	12,700
Wisconsin Electric Power Co.:
2.252%, 10–3–18	52,825	52,818
2.250%, 10–4–18	9,825	9,823

Total Commercial Paper – 33.8%		435,981
Master Note
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.470%, 10–5–18 (A)	52,766	52,766

Total Master Note – 4.1%		52,766
Notes
Banco del Estado de Chile (1-Month U.S. LIBOR plus 46 bps),
2.590%, 10–11–18 (A)	15,000	15,000
Banco del Estado de Chile (1-Month U.S. LIBOR plus 30 bps),
2.430%, 10–14–18 (A)	20,000	20,000
Banco del Estado de Chile (1-Month U.S. LIBOR plus 27 bps),
2.480%, 10–22–18 (A)	15,000	15,000
Bank of America N.A. (1-Month U.S. LIBOR plus 22 bps),
2.380%, 10–12–18 (A)	20,000	20,000
Bank of Montreal (3-Month U.S. LIBOR plus 13 bps),
2.460%, 12–15–18 (A)	15,000	15,000
Bank of Nova Scotia (The) (1-Month U.S. LIBOR plus 22 bps),
2.400%, 10–21–18 (A)	15,000	15,000
Bank of Nova Scotia (The) (1-Month U.S. LIBOR plus 25 bps),
2.370%, 10–8–18 (A)	25,000	25,000

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Notes (Continued)
Canadian Imperial Bank of Commerce (1-Month U.S. LIBOR plus 25 bps),
2.410%, 10–20–18 (A)	$25,000	$25,000
Canadian Imperial Bank of Commerce (1-Month U.S. LIBOR plus 33 bps),
2.480%, 10–13–18 (A)	12,000	12,000
Canadian Imperial Bank of Commerce (1-Month U.S. LIBOR plus 19 bps),
2.350%, 10–20–18 (A)	20,000	20,000
Royal Bank of Canada (3-Month U.S. LIBOR plus 13 bps),
2.460%, 10–10–18 (A)	10,000	10,000
Toronto-Dominion Bank (3-Month U.S. LIBOR plus 8 bps),
2.430%, 12–21–18 (A)	12,000	12,000

Total Notes – 16.0%		204,000

TOTAL CORPORATE OBLIGATIONS – 70.0%		$898,747
(Cost: $898,747)

MUNICIPAL OBLIGATIONS
Colorado – 0.1%
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ, Ser A-1 (GTD by JPMorgan Chase & Co.) (BVAL plus 30 bps),
2.250%, 10–7–18 (A)	1,400	1,400

Florida – 0.2%
Miami-Dade Cnty, FL, Seaport Commercial Paper Notes, Ser 2018A-2 (GTD by Bank of America N.A.),
2.350%, 10–11–18	2,619	2,619

Kansas – 0.6%
Univ of KS Hosp Auth, Var Rate Demand Hlth Fac Rev Bonds (KU Hlth Sys), Ser 2004 (GTD by U.S. Bank N.A.) (BVAL plus 17 bps),
1.670%, 10–1–18 (A)	8,080	8,080

Louisiana – 2.1%
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2008A (GTD by Air Products and Chemicals, Inc.) (BVAL plus 9.7 bps),
1.650%, 10–1–18 (A)	19,800	19,800

58	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY CASH MANAGEMENT FUND (in thousands)

SEPTEMBER 30, 2018

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Louisiana (Continued)
Parish of St. Bernard, LA, Exempt Fac Rev Bonds (Mobil Oil Corp. Proj), Ser 1996 (GTD by Exxon Mobil Corp.) (BVAL plus 18 bps),
1.620%, 10–1–18 (A)	$7,500	$7,500

		27,300

Michigan – 0.2%
MI Strategic Fund, Var Rate Demand Ltd. Oblig Rev Bonds, Ser 2007 (GTD by Air Prods and Chemicals, Inc.) (BVAL plus 23 bps),
1.650%, 10–1–18 (A)	2,000	2,000

Mississippi – 0.7%
MS Business Fin Corp., Gulf Opp Zone Indl Dev Rev Bonds (Chevron USA, Inc. Proj), Ser 2007D (GTD by Chevron Corp.) (BVAL plus 19 bps),
1.610%, 10–1–18 (A)	9,100	9,100

Missouri – 0.1%
Kansas City, MO, Var Rate Dnd Spl Oblig Rfdg Bonds (President Hotel Redev Proj), Ser 2009B (GTD by JPMorgan Chase & Co.) (BVAL plus 22 bps),
2.190%, 10–7–18 (A)	1,800	1,800

New York – 1.2%
Long Island Power Auth, Elec Sys Gen Rev Commercial Paper Notes, Ser 2015GR-4A (GTD by Royal Bank of Canada):
2.110%, 10–2–18	10,000	10,000
2.200%, 11–8–18	5,000	5,000

		15,000

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Pennsylvania – 0.5%
EPC - Allentown, LLC, Incr Taxable Var Rate Demand Bonds, Ser 2005 (GTD by U.S. Bank N.A.) (1-Week U.S. LIBOR plus 10 bps),
2.240%, 10–7–18 (A)	$6,195	$6,195

South Carolina – 5.1%
SC Pub Svc Auth, Rev Commercial Paper Notes, Ser DD (GTD by Bank of America N.A.):
2.330%, 10–17–18	15,662	15,662
2.330%, 10–18–18	49,441	49,441

		65,103

Wyoming – 0.8%
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bonds (Chevron USA, Inc. Proj), Ser 1992 (GTD by Chevron Corp.) (BVAL plus 19 bps),
1.610%, 10–1–18 (A)	10,000	10,000

TOTAL MUNICIPAL OBLIGATIONS – 11.6%		$148,597
(Cost: $148,597)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
United States Government Agency Obligations – 15.0%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
2.190%, 10–3–18 (A)	3,745	3,745
2.170%, 10–7–18 (A)	12,183	12,183
2.190%, 10–7–18 (A)	9,827	9,827
2.200%, 10–7–18 (A)	90,886	90,886
2.220%, 10–7–18 (A)	48,246	48,246
2.240%, 10–7–18 (A)	27,959	27,959

		192,846

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Treasury Bills – 3.6%
U.S. Treasury Bills:
1.950%, 10–4–18	$5,000	$4,999
1.770%, 10–11–18	5,000	4,998
1.870%, 10–18–18	12,000	11,989
1.960%, 11–8–18	14,000	13,970
2.090%, 12–13–18	10,000	9,957

		45,913

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 18.6%		$238,759
(Cost: $238,759)

TOTAL INVESTMENT SECURITIES – 100.2%		$1,286,103
(Cost: $1,286,103)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.2)%		(3,135)

NET ASSETS – 100.0%		$1,282,968

Notes to Schedule of Investments

(A)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(B)	Rate shown is the yield to maturity at September 30, 2018.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Obligations	$—	$898,747	$—
Municipal Obligations	—	148,597	—
United States Government and Government Agency Obligations	—	238,759	—
Total	$—	$1,286,103	$—

2018	ANNUAL REPORT	59

SCHEDULE OF INVESTMENTS	IVY CASH MANAGEMENT FUND (in thousands)

SEPTEMBER 30, 2018

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

BVAL = Bloomberg Valuation Municipal AAA Benchmark

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

60	ANNUAL REPORT	2018

MANAGEMENT DISCUSSION	IVY CORPORATE BOND FUND

(UNAUDITED)

Waddell & Reed Advisors (WRA) Bond Fund merged into Ivy Bond Fund on October 16, 2017, and the combined Fund was renamed the Ivy Corporate Bond Fund on April 30, 2018. On October 16, 2017, Ivy Corporate Bond Fund adopted the performance of the WRA Bond Fund as the result of a reorganization in which it acquired all assets and liabilities of WRA Bond Fund. Prior to the reorganization, the Ivy Corporate Bond Fund had no assets and had not commenced operations. The returns shown above therefore reflect the performance of the WRA Bond Fund prior to October 16, 2017. WRA Bond Fund’s past performance does not necessarily indicate how Ivy Corporate Bond Fund will perform in the future.

Below, Mark G. Beischel, CFA and Susan Regan, co-portfolio managers of the Ivy Corporate Bond Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2018. Mr. Beischel has managed the Fund since April 2018 and has 25 years of industry experience. Ms. Regan has managed the Fund since April 2018 and has 31 years of industry experience. Rick Perry served as portfolio manager of the Fund until April 12, 2018.

Fiscal Year Performance

For the 12 Months Ended September 30, 2018
Ivy Corporate Bond Fund
(Class A shares at net asset value)	-1.72%
Ivy Corporate Bond Fund
(Class A shares including sales charges)	-7.34%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%
(generally reflects the performance of securities representing the bond market)
Bloomberg Barclays U.S. Credit Index	-1.10%
(generally reflects the performance of securities representing the U.S. credit market)
Lipper Corporate Debt Funds A-Rated Funds Universe Average	-1.26%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

A year of transition

The past year was a transition period for the Ivy Corporate Bond Fund with its name, benchmark and strategy changing in April 2018. At its previous fiscal year end, the Fund was called the Waddell & Reed Advisors Bond Fund and the Bloomberg Barclays U.S. Aggregate Index was its benchmark. On September 30, 2017, that benchmark had an effective duration of 5.82 years and its allocations were roughly 40% U.S. Treasuries, 30% mortgage-backed securities and 30% credit. At the time, the Fund had a large overweight in credit as corporate bonds had been generating strong excess returns for a few years. The credit overweight helped ease the transition in adopting a new benchmark — the Bloomberg Barclays U.S. Credit Index.

The duration of the Bloomberg Barclays U.S. Credit Index was 7.02 years on September 30, 2018, so a major change to the Fund was extending duration. We increased duration to 6.58 years, up from 5.69 years at the end of the prior fiscal year. The duration of the Fund is approximately 94% of the benchmark. The primary way we extended duration was by selling securities with five- to ten-year maturities and buying securities with twenty- to thirty-year maturities, as the new benchmark has an approximate 28% weighting to long duration versus the previous benchmark’s less than 15% weighting. The Fund was underweight long duration a year ago with less than 9% invested in long duration, whereas approximately 18% of the Fund is now invested in longer duration securities. We have deliberately been measured in increasing the allocation to longer duration securities, adding duration at higher U.S. Treasury yields. We expect to continue to add long duration bonds to the Fund in the coming quarters. Overall, we feel the Fund is well positioned in the current rising interest rate environment.

Fed regime change and a flattening yield curve

The Federal Reserve (Fed) underwent a regime change in February 2018, as Jerome “Jay” Powell took over as chair, replacing Janet Yellen. The Fed engaged in four interest rate hikes over the past twelve months, moving the upper end of the federal funds rate range from 1.25% to 2.25%. At the end of the fiscal year, such increases had caused minimal market disruption, as the overall monetary policy strategy at the Fed appears to be consistent. Each of the rate hikes was well telegraphed by the Fed and expected by the market. Interest rates are much higher today than they were a year ago. The 2-year note on September 30, 2018 was 2.82%, up from 1.49% one year earlier, while the 10-year note increased 73 basis points (bps) ending at 3.06% on September 30, 2018.

2018	ANNUAL REPORT	61

The yield curve, generally expressed as the difference between the yields on the 10-year U.S. Treasury note and the 2-year U.S. Treasury note, has been attracting investor and media attention. The difference between the yields was 24 bps to end the period, down from 84 bps the year prior. The flattening yield curve has the attention of market participants since flattening is often the predecessor to an inverted yield curve. Yield curve inversion means shorter maturities have higher yields than the yields on longer maturities and is often an early warning signal of recession coming in the months ahead.

Broadly, President Trump’s pro-business policies including reduced regulation and lower corporate taxes have contributed to the strong performance in the equity and credit markets this past fiscal year. Gross domestic product growth for the second quarter of 2018 was a very strong 4.2%. Business and consumer confidence have been high, and most of the economic data reports have shown strength in the U.S. economy.

Performance and positioning

In a transitional period, the Fund underperformed its previous and current benchmarks, as the Fund did not have a full fiscal year under one mandate. The Bloomberg Barclays U.S. Credit Index, the new benchmark for this Fund, outperformed duration-matched Treasuries by 86 bps in the period. Telecommunications, metals and mining and most of the categories within the energy complex were all strong categories within the credit sector during the year.

Liquidity has been a popular topic of late in relation to fixed income, most notably in corporate bonds. Liquidity is generally positive in the current environment. Selling is not especially difficult for most investment-grade corporate bonds. We have been making a concerted effort to keep liquidity in mind especially when identifying long duration investment candidates for the portfolio. We have been focusing on improving the credit quality in the portfolio, as we believe higher quality securities will outperform lower quality, especially if and when the positive domestic and/or global economic environment erodes.

Outlook

What is uncertain, at this point, is the effect trade and tariffs will have on both U.S. and global growth. It is too early to know if the strength in the second quarter will continue or if President Trump’s trade policies will have a negative effect on growth in the coming quarters. We know the Fed intends to raise rates again in December, which would bring the upper range of the federal funds rate to 2.50%. The terminal rate, or ending federal funds rate, in this hiking cycle could be as low as 3%, so only a few more rate hikes in 2019 and beyond would get us to that point. If trade does impact growth, we would not be surprised to see the Fed take a pause in the hiking cycle. Fed Chairman Powell has been very explicit that the incoming data will be used to make rate decisions. The Federal Open Market Committee does not wish to derail the economy prematurely by hiking rates too quickly. We do not see an inverted yield curve as being a short-term risk, but will be watching it carefully. We will monitor this along with other key data points for information on the economy as to how to position the Fund.

We could see more market volatility in the fourth quarter of 2018 as the midterm elections take place in November and could change the political landscape. Oil prices have been steadily rising. The labor market continues to be strong and labor costs appear to be rising finally. We will be watching to see if inflation remains tame.

The outlook for spreads is balanced — the positive side is relative valuation as investment grade spreads have underperformed that of equities, high yield and other risk assets, while the negative is the lack of improvement in leverage trends. Given that balance, we remain focused on high-level risk factors (overall duration and spread relative to the index), as well as sector and individual security selection. We are enthusiastic about our ability to pick credits with compelling relative value as well as idiosyncratic catalysts which should contribute positively to returns going forward.

The Fund’s performance noted above is at NAV and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

62	ANNUAL REPORT	2018

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Corporate Bond Fund.

2018	ANNUAL REPORT	63

PORTFOLIO HIGHLIGHTS	IVY CORPORATE BOND FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Stocks	0.1%
Bonds	98.2%
Corporate Debt Securities	90.5%
Asset-Backed Securities	2.5%
Municipal Bonds – Taxable	2.0%
Other Government Securities	1.6%
United States Government and Government Agency Obligations	1.4%
Mortgage-Backed Securities	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.7%

Quality Weightings

Investment Grade	96.8%
AAA	2.6%
AA	12.0%
A	34.7%
BBB	47.5%
Non-Investment Grade	1.5%
BB	1.3%
Non-rated	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+ and Equities	1.7%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective	April 30, 2018, the name of Ivy Bond Fund was changed to Ivy Corporate Bond Fund.

64	ANNUAL REPORT	2018

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY CORPORATE BOND FUND(a)

(UNAUDITED)

(a)	Effective April 30, 2018, the name of Ivy Bond Fund was changed to Ivy Corporate Bond Fund.

(b)

Effective April 30, 2018, the Fund’s benchmark changed from Bloomberg Barclays U.S. Aggregate Bond Index to Bloomberg Barclays U.S. Credit Index. IICO believes that the Bloomberg Barclays U.S. Credit Index is more reflective of the types of securities in which the Fund invests than the Bloomberg Barclays U.S. Aggregate Bond Index.

(c)	The prior benchmark is shown for comparison purposes.

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 9-30-18	-7.34%	-7.02%	-2.63%	—	-1.41%	—	—	—
5-year period ended 9-30-18	0.74%	0.35%	1.00%	—	2.22%	—	—	—
10-year period ended 9-30-18	2.80%	2.43%	2.48%	—	3.71%	—	—	—
Since Inception of Class through 9-30-18(5)	—	—	—	-4.44%	—	-1.77%	-2.43%	-2.16%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	10-16-17 for Class E shares, 10-16-17 for Class N shares, 10-16-17 for Class R shares and 10-16-17 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2018	ANNUAL REPORT	65

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2018

PREFERRED STOCKS	Shares	Value
Financials

Investment Banking & Brokerage – 0.1%
Morgan Stanley, 5.850%	20	$509

Total Financials – 0.1%		509

TOTAL PREFERRED STOCKS – 0.1%		$509
(Cost: $500)

ASSET-BACKED SECURITIES	Principal
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust,
3.500%, 5–26–22	$1,750	1,717
Air Canada Enhanced Equipment Trust, Series 2015-2, Class AA,
3.750%, 12–15–27 (A)	3,614	3,533
American Airlines Class A Pass Through Certificates, Series 2016-2,
3.650%, 6–15–28	1,844	1,777
American Airlines Class AA Pass Through Certificates, Series 2016-2,
3.200%, 6–15–28	2,766	2,633
American Airlines Class AA Pass Through Certificates, Series 2017-2,
3.350%, 10–15–29	1,000	955
American Airlines, Inc., Class AA Pass Through Certificates, Series 2016-1,
3.575%, 1–15–28	3,618	3,522
American Airlines, Inc., Class AA Pass Through Certificates, Series 2017-1,
3.650%, 2–15–29	462	450
SBA Tower Trust, Series 2016-1 (GTD by SBA Guarantor LLC and SBA Holdings LLC),
2.877%, 7–9–21 (A)	3,500	3,442
United Airlines Pass-Through Certificates, Series 2016-AA,
3.100%, 7–7–28	4,820	4,576

TOTAL ASSET-BACKED SECURITIES – 2.5%		$22,605
(Cost: $23,324)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Auto Parts & Equipment – 0.5%
Lear Corp.,
3.800%, 9–15–27	5,000	4,640

Automobile Manufacturers – 0.9%
BMW U.S. Capital LLC:
2.700%, 4–6–22(A)	1,500	1,457
2.800%, 4–11–26(A)	8,000	7,428

		8,885

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite – 2.0%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.:
5.375%, 4–1–38	$2,250	$2,178
5.375%, 5–1–47	500	476
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
1.625%, 1–15–22	5,000	4,707
2.350%, 1–15–27	5,000	4,397
Comcast Corp. (GTD by Comcast Cable Communicationsand NBCUniversal),
3.900%, 3–1–38	1,000	915
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.,
3.950%, 1–15–25	1,865	1,835
Time Warner, Inc. (GTD by Historic TW, Inc.):
2.950%, 7–15–26	4,500	4,078
3.800%, 2–15–27	500	478

		19,064

Education Services – 0.6%
President and Fellows of Harvard College,
3.150%, 7–15–46	3,000	2,653
Trustees of Princeton University (The),
4.950%, 3–1–19	1,500	1,512
University of Southern California,
3.028%, 10–1–39	2,000	1,775

		5,940

Footwear – 0.8%
NIKE, Inc.,
3.875%, 11–1–45	8,000	7,702

Home Improvement Retail – 0.3%
Home Depot, Inc. (The),
4.400%, 4–1–21	3,135	3,225

Hotels, Resorts & Cruise Lines – 0.8%
Marriott International, Inc.,
4.000%, 4–15–28	1,500	1,467
Marriott International, Inc., Series R,
3.125%, 6–15–26	3,000	2,798
Wyndham Worldwide Corp.,
4.150%, 4–1–24	3,000	2,910

		7,175

Internet & Direct Marketing Retail – 0.6%
Amazon.com, Inc.,
4.800%, 12–5–34	5,470	5,960

Movies & Entertainment – 0.3%
Walt Disney Co. (The):
4.125%, 12–1–41	2,000	1,966
4.125%, 6–1–44	1,000	992

		2,958

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Publishing – 0.3%
Thomson Reuters Corp.,
3.350%, 5–15–26	$3,000	$2,764

Restaurants – 0.7%
Darden Restaurants, Inc.,
3.850%, 5–1–27	4,000	3,872
Starbucks Corp.,
4.000%, 11–15–28	3,000	2,990

		6,862

Total Consumer Discretionary – 7.8%		75,175
Consumer Staples

Brewers – 2.0%
Anheuser-Busch Inbev Finance, Inc. (GTD by AB INBEV/BBR/COB):
4.700%, 2–1–36	6,000	6,001
4.900%, 2–1–46	3,500	3,508
Heineken N.V.,
3.500%, 1–29–28(A)	3,000	2,863
Molson Coors Brewing Co.:
2.250%, 3–15–20	2,500	2,463
3.000%, 7–15–26	2,000	1,814
4.200%, 7–15–46	2,500	2,214

		18,863

Distillers & Vintners – 1.2%
Bacardi Ltd.,
4.450%, 5–15–25(A)	5,000	4,983
Constellation Brands, Inc.:
2.650%, 11–7–22	1,000	955
3.700%, 12–6–26	1,562	1,485
4.500%, 5–9–47	500	466
Diageo Capital plc (GTD by Diageo plc),
3.875%, 5–18–28	3,300	3,318

		11,207

Drug Retail – 0.1%
CVS Health Corp.,
4.100%, 3–25–25	1,000	997

Food Distributors – 0.5%
Sysco Corp.:
3.250%, 7–15–27	1,000	939
4.450%, 3–15–48	4,500	4,382

		5,321

Food Retail – 0.4%
Kroger Co. (The),
1.500%, 9–30–19	4,000	3,946

Household Products – 0.2%
Clorox Co. (The),
3.100%, 10–1–27	1,000	939
Colgate-Palmolive Co.,
3.700%, 8–1–47(B)	1,000	942

		1,881

66	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Hypermarkets & Super Centers – 0.5%
Walmart, Inc.,
3.700%, 6–26–28	$5,000	$5,003

Packaged Foods & Meats – 2.1%
General Mills, Inc.,
4.200%, 4–17–28	3,750	3,698
Kraft Heinz Foods Co.,
4.375%, 6–1–46	2,000	1,764
Mead Johnson Nutrition Co.,
4.125%, 11–15–25	4,000	4,048
Nestle Holdings, Inc.,
4.000%, 9–24–48(A)	5,500	5,382
Smithfield Foods, Inc.:
2.650%, 10–3–21(A)	3,000	2,859
3.350%, 2–1–22(A)	2,000	1,933
Tyson Foods, Inc. (GTD by Tyson Fresh Meats, Inc.),
2.650%, 8–15–19	765	764

		20,448

Personal Products – 0.5%
Kimberly-Clark Corp.:
2.750%, 2–15–26	4,000	3,751
3.200%, 7–30–46	1,000	848

		4,599

Soft Drinks – 1.9%
Coca-Cola Co. (The):
1.550%, 9–1–21	3,500	3,350
2.875%, 10–27–25	5,000	4,785
2.250%, 9–1–26	2,000	1,819
PepsiCo, Inc.:
1.700%, 10–6–21	4,000	3,841
3.450%, 10–6–46	4,500	4,038

		17,833

Total Consumer Staples – 9.4%		90,098
Energy

Oil & Gas Equipment & Services – 1.3%
Baker Hughes, a GE Co. LLC and Baker Hughes Co-Obligor, Inc.,
3.337%, 12–15–27	2,000	1,879
Halliburton Co.,
5.000%, 11–15–45	5,000	5,332
Schlumberger Holding Corp.,
3.625%, 12–21–22(A)	5,000	4,973

		12,184

Oil & Gas Exploration & Production – 1.5%
BP Capital Markets plc (GTD by BP plc),
3.216%, 11–28–23	5,000	4,904
Canadian Natural Resources Ltd.,
3.850%, 6–1–27	7,250	7,057
ConocoPhillips Co. (GTD by ConocoPhillips),
4.150%, 11–15–34	1,193	1,176

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
EQT Corp.,
3.000%, 10–1–22	$1,500	$1,454

		14,591

Oil & Gas Refining & Marketing – 0.1%
Phillips 66 (GTD by Phillips 66 Co.) (3-Month U.S.LIBOR plus 60 bps),
2.911%, 2–26–21(C)	1,000	1,001

Oil & Gas Storage & Transportation – 4.8%
Colonial Pipeline Co.,
4.250%, 4–15–48(A)	2,000	1,913
Colorado Interstate Gas Co.,
4.150%, 8–15–26(A)	6,000	5,871
Enbridge, Inc.,
2.900%, 7–15–22	500	485
Energy Transfer Partners L.P.:
4.950%, 6–15–28	4,000	4,070
4.900%, 3–15–35	750	705
Plains All American Pipeline L.P. and PAA Finance Corp.,
3.600%, 11–1–24	4,469	4,300
Sabal Trail Transmission LLC,
4.246%, 5–1–28(A)	5,000	5,022
Sabine Pass Liquefaction LLC,
4.200%, 3–15–28	1,500	1,454
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
4.400%, 4–1–21	2,551	2,595
Tennessee Gas Pipeline Co.,
7.000%, 3–15–27	6,000	6,955
TransCanada PipeLines Ltd.,
4.250%, 5–15–28	5,000	5,018
Transcontinental Gas Pipe Line Co. LLC,
4.600%, 3–15–48	2,000	1,943
Williams Partners L.P.:
3.750%, 6–15–27	4,000	3,817
4.850%, 3–1–48	1,500	1,448

		45,596

Total Energy – 7.7%		73,372
Financials

Asset Management & Custody Banks – 0.9%
Ares Capital Corp.:
3.875%, 1–15–20	635	638
4.250%, 3–1–25	2,500	2,396
State Street Corp.,
2.650%, 5–19–26	6,000	5,555

		8,589

Consumer Finance – 2.9%
Capital One Financial Corp.:
4.200%, 10–29–25	5,500	5,372
3.750%, 7–28–26	1,750	1,632
Discover Bank,
3.450%, 7–27–26	500	465
Discover Financial Services,
3.950%, 11–6–24	5,200	5,082

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance (Continued)
Ford Motor Credit Co. LLC:
2.425%, 6–12–20	$5,000	$4,895
2.979%, 8–3–22	2,000	1,897
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
4.200%, 3–1–21	3,500	3,543
3.200%, 7–6–21	4,500	4,446

		27,332

Diversified Banks – 10.4%
Australia and New Zealand Banking Group Ltd.:
2.125%, 8–19–20	4,000	3,922
4.400%, 5–19–26(A)	3,000	2,944
Banco Santander S.A.,
3.500%, 4–11–22	2,500	2,450
Bank of America Corp.:
2.503%, 10–21–22	2,000	1,915
4.200%, 8–26–24	6,000	6,027
3.419%, 12–20–28	2,000	1,876
6.300%, 12–29–49	2,000	2,155
5.875%, 9–15–66	2,000	1,982
Bank of America Corp. (3-Month U.S. LIBOR plus 77 bps),
3.111%, 2–5–26(C)	1,000	983
Bank of New York Mellon Corp. (The):
2.500%, 4–15–21	2,000	1,964
2.200%, 8–16–23	4,000	3,747
Barclays plc:
3.684%, 1–10–23	2,000	1,947
4.836%, 5–9–28	1,000	940
BB&T Corp.:
2.050%, 5–10–21	5,500	5,328
2.750%, 4–1–22	3,000	2,938
Commonwealth Bank of Australia,
2.000%, 9–6–21(A)	3,500	3,352
Danske Bank A.S.,
2.700%, 3–2–22(A)	2,000	1,917
Fifth Third Bank N.A.,
2.250%, 6–14–21	2,500	2,426
HSBC Holdings plc,
4.583%, 6–19–29	4,750	4,755
Huntington Bancshares, Inc.,
2.300%, 1–14–22	1,500	1,436
Lloyds Banking Group plc,
3.000%, 1–11–22	1,000	973
Mitsubishi UFJ Financial Group, Inc.,
2.190%, 9–13–21	6,500	6,256
Mizuho Financial Group, Inc.,
2.273%, 9–13–21	4,000	3,850
Royal Bank of Canada:
2.350%, 10–30–20	4,000	3,935
2.500%, 1–19–21	4,000	3,935
4.650%, 1–27–26	1,000	1,022
Santander Holdings USA, Inc.,
3.400%, 1–18–23	3,000	2,892
Swedbank AB,
2.800%, 3–14–22(A)	7,000	6,827
U.S. Bancorp,
3.150%, 4–27–27	3,500	3,339

2018	ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
Wells Fargo & Co.:
2.100%, 7–26–21	$1,000	$963
3.069%, 1–24–23	500	488
3.900%, 5–1–45	2,000	1,856
4.750%, 12–7–46	1,500	1,492
Westpac Banking Corp.:
2.150%, 3–6–20	2,500	2,468
2.000%, 8–19–21	4,000	3,846

		99,146

Investment Banking & Brokerage – 3.7%
Credit Suisse Group Funding (Guernsey) Ltd.,
3.125%, 12–10–20	1,500	1,488
Daiwa Securities Group, Inc.,
3.129%, 4–19–22(A)	4,000	3,899
Goldman Sachs Group, Inc. (The):
2.350%, 11–15–21	3,000	2,888
2.905%, 7–24–23	1,000	966
3.272%, 9–29–25	1,500	1,433
3.750%, 2–25–26	1,000	971
3.500%, 11–16–26	1,000	948
4.017%, 10–31–38	6,000	5,555
Goldman Sachs Group, Inc. (The) (3-Month U.S. LIBOR plus 175 bps),
4.089%, 10–28–27(C)	3,000	3,111
Morgan Stanley:
4.875%, 11–1–22	2,000	2,072
3.875%, 1–27–26	7,000	6,877
3.591%, 7–22–28	2,000	1,897
Morgan Stanley (3–Month U.S. LIBOR plus 140 bps),
3.742%, 10–24–23(C)	3,500	3,596

		35,701

Life & Health Insurance – 4.0%
Aflac, Inc.,
3.625%, 11–15–24	4,975	4,954
Athene Holding Ltd.,
4.125%, 1–12–28	3,000	2,801
Brighthouse Financial, Inc.,
3.700%, 6–22–27	3,000	2,663
MetLife, Inc.,
4.050%, 3–1–45	3,500	3,271
New York Life Global Funding:
2.000%, 4–13–21(A)	2,500	2,426
2.300%, 6–10–22(A)	3,000	2,880
2.900%, 1–17–24(A)	1,500	1,450
2.350%, 7–14–26(A)	3,000	2,718
Northwestern Mutual Life Insurance Co. (The),
3.850%, 9–30–47(A)	3,000	2,745
Principal Life Global Funding II:
2.625%, 11–19–20(A)	3,500	3,452
3.000%, 4–18–26(A)	4,000	3,715
Protective Life Global Funding,
2.262%, 4–8–20(A)	2,500	2,462
Sumitomo Life Insurance Co.,
4.000%, 9–14–77(A)	3,000	2,799

		38,336

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services – 5.7%
Citigroup, Inc.:
2.700%, 3–30–21	$4,000	$3,932
3.500%, 5–15–23	1,000	983
4.450%, 9–29–27	8,500	8,397
4.125%, 7–25–28	2,000	1,931
Citigroup, Inc. (3-Month U.S. LIBOR plus 148 bps),
3.751%, 9–1–23(C)	5,000	5,118
JPMorgan Chase & Co.:
2.295%, 8–15–21	5,000	4,860
2.700%, 5–18–23	6,000	5,770
3.220%, 3–1–25	5,000	4,844
3.625%, 12–1–27	3,500	3,299
4.950%, 6–1–45	1,000	1,047
TIAA Asset Management Finance Co. LLC,
4.125%, 11–1–24(A)	5,000	4,943
USAA Capital Corp.,
2.450%, 8–1–20(A)	10,030	9,891

		55,015

Property & Casualty Insurance – 1.5%
Berkshire Hathaway Finance Corp. (GTD by Berkshire Hathaway, Inc.),
4.200%, 8–15–48	10,500	10,412
Berkshire Hathaway Finance Corp. (GTD by Berkshire Hathaway, Inc.) (3-Month ICE LIBOR plus 32 bps),
2.651%, 1–10–20(C)	1,500	1,503
Berkshire Hathaway, Inc.,
2.750%, 3–15–23	3,000	2,929

		14,844

Regional Banks – 1.0%
First Republic Bank,
2.500%, 6–6–22	5,000	4,805
PNC Bank N.A.:
2.450%, 11–5–20	736	724
2.150%, 4–29–21	4,000	3,886

		9,415

Specialized Finance – 0.9%
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
4.420%, 6–15–21(A)	2,000	2,030
5.450%, 6–15–23(A)	1,000	1,050
8.100%, 7–15–36(A)	2,500	2,997
Syngenta Finance N.V.,
5.182%, 4–24–28(A)	3,000	2,869

		8,946

Total Financials – 31.0%		297,324
Health Care

Biotechnology – 0.9%
Amgen, Inc.:
5.700%, 2–1–19	2,000	2,021
2.200%, 5–11–20	3,500	3,450

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Biotechnology (Continued)
2.250%, 8–19–23	$3,000	$2,816

		8,287

Health Care Distributors – 0.4%
AmerisourceBergen Corp.,
3.450%, 12–15–27	4,000	3,731

Health Care Equipment – 0.5%
Becton Dickinson & Co.,
3.700%, 6–6–27	5,000	4,780

Health Care Services – 0.9%
Cardinal Health, Inc.:
3.079%, 6–15–24	2,500	2,361
4.368%, 6–15–47	1,500	1,344
Quest Diagnostics, Inc.,
3.450%, 6–1–26	5,500	5,222

		8,927

Health Care Supplies – 2.2%
Abbott Laboratories,
4.750%, 11–30–36	5,000	5,316
Medtronic Global Holdings SCA,
3.350%, 4–1–27	2,000	1,951
Medtronic, Inc. (GTD by Medtronic Global Holdings SCA and Medtronic plc),
4.375%, 3–15–35	8,288	8,561
Shire Acquisitions Investments Ireland Designated Activity Co.,
2.400%, 9–23–21	6,000	5,797

		21,625

Managed Health Care – 0.7%
Halfmoon Parent, Inc.,
3.400%, 9–17–21(A)	4,500	4,483
Humana, Inc.,
2.900%, 12–15–22	2,000	1,938

		6,421

Pharmaceuticals – 1.4%
Bayer U.S. Finance II LLC,
4.375%, 12–15–28(A)	5,000	4,896
Perrigo Finance Unlimited Co. (GTD by Perrigo Co. plc),
3.500%, 3–15–21	2,000	1,980
Zoetis, Inc.,
3.900%, 8–20–28	6,500	6,428

		13,304

Total Health Care – 7.0%		67,075
Industrials

Aerospace & Defense – 3.1%
BAE Systems Holdings, Inc.:
3.800%, 10–7–24(A)	5,000	4,953
3.850%, 12–15–25(A)	4,800	4,706
4.750%, 10–7–44(A)	2,000	2,030
Boeing Co. (The),
1.650%, 10–30–20	2,500	2,431

68	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aerospace & Defense (Continued)
General Dynamics Corp.,
1.875%, 8–15–23	$5,000	$4,659
Huntington Ingalls Industries, Inc.,
3.483%, 12–1–27	2,750	2,576
Northrop Grumman Corp.,
3.200%, 2–1–27	5,000	4,713
Rockwell Collins, Inc.,
2.800%, 3–15–22	3,500	3,405

		29,473

Air Freight & Logistics – 0.8%
FedEx Corp.:
4.750%, 11–15–45	3,000	2,999
4.400%, 1–15–47	3,000	2,861
4.050%, 2–15–48	1,500	1,343

		7,203

Airlines – 1.5%
Aviation Capital Group Corp.,
2.875%, 1–20–22(A)	2,000	1,937
Aviation Capital Group LLC,
3.500%, 11–1–27(A)	3,000	2,737
Delta Air Lines, Inc.:
2.600%, 12–4–20	2,000	1,956
3.400%, 4–19–21	1,750	1,739
Sydney Airport Finance,
3.625%, 4–28–26(A)	6,000	5,731

		14,100

Building Products – 0.1%
Owens Corning,
4.400%, 1–30–48	1,500	1,240

Electrical Components & Equipment – 0.1%
Hubbell, Inc.,
3.500%, 2–15–28	1,000	944

Environmental & Facilities Services – 0.7%
Republic Services, Inc.,
2.900%, 7–1–26	3,000	2,790
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.),
2.400%, 5–15–23	4,000	3,809

		6,599

Industrial Conglomerates – 1.1%
General Electric Capital Corp.:
6.000%, 8–7–19	1,432	1,469
2.342%, 11–15–20	7,787	7,609
General Electric Co.,
2.700%, 10–9–22	2,000	1,929

		11,007

Industrial Machinery – 0.2%
Parker Hannifin Corp.,
3.250%, 3–1–27	2,000	1,918

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Railroads – 0.2%
Burlington Northern Santa Fe LLC,
3.400%, 9–1–24	$2,275	$2,259

Total Industrials – 7.8%		74,743
Information Technology

Communications Equipment – 0.4%
L-3 Communications Corp.,
3.850%, 12–15–26	4,000	3,846

Data Processing & Outsourced Services – 0.7%
Visa, Inc.:
2.800%, 12–14–22	4,000	3,921
4.300%, 12–14–45	3,000	3,108

		7,029

Electronic Components – 0.9%
Amphenol Corp.,
3.200%, 4–1–24	2,500	2,398
Maxim Integrated Products, Inc.,
3.450%, 6–15–27	6,500	6,130

		8,528

Home Entertainment Software – 0.8%
Activision Blizzard, Inc.:
2.300%, 9–15–21	4,000	3,881
2.600%, 6–15–22	3,000	2,905
3.400%, 6–15–27	1,000	946

		7,732

Internet Software & Services – 0.1%
Tencent Holdings Ltd.,
3.595%, 1–19–28(A)	1,000	946

IT Consulting & Other Services – 0.4%
Keysight Technologies, Inc.,
4.600%, 4–6–27	3,500	3,498

Semiconductors – 1.8%
Intel Corp.:
3.100%, 7–29–22	4,000	3,973
2.875%, 5–11–24	6,000	5,825
QUALCOMM, Inc.:
2.900%, 5–20–24	5,000	4,784
4.300%, 5–20–47	3,000	2,826

		17,408

Systems Software – 1.4%
CA, Inc.,
5.375%, 12–1–19	6,195	6,332
Microsoft Corp.:
2.650%, 11–3–22	3,000	2,938
2.875%, 2–6–24	2,000	1,955
4.250%, 2–6–47	1,500	1,572

		12,797

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Technology Hardware, Storage & Peripherals – 0.4%
Apple, Inc.:
2.400%, 5–3–23	$1,000	$961
4.375%, 5–13–45	3,000	3,115

		4,076

Total Information Technology – 6.9%		65,860
Materials

Diversified Metals & Mining – 0.2%
Anglo American Capital plc,
4.500%, 3–15–28(A)	2,000	1,919

Fertilizers & Agricultural Chemicals – 0.2%
Mosaic Co. (The),
3.250%, 11–15–22	2,500	2,441

Paper Packaging – 0.5%
WestRock Co.,
3.750%, 3–15–25(A)	4,500	4,421

Specialty Chemicals – 0.4%
Methanex Corp.,
5.250%, 3–1–22	3,500	3,582

Total Materials – 1.3%		12,363
Real Estate

Health Care REITs – 0.8%
Health Care REIT, Inc.,
4.000%, 6–1–25	5,700	5,621
Senior Housing Properties Trust,
4.750%, 2–15–28	2,000	1,933

		7,554

Hotel & Resort REITs – 0.3%
Hospitality Properties Trust,
3.950%, 1–15–28	2,500	2,263

Industrial REITs – 1.0%
Air Lease Corp.,
3.250%, 3–1–25	3,000	2,803
Aircastle Ltd.:
5.500%, 2–15–22	4,909	5,102
5.000%, 4–1–23	1,660	1,704

		9,609

Specialized REITs – 1.3%
American Tower Corp.,
3.125%, 1–15–27	7,750	7,047
American Tower Trust I,
3.652%, 3–23–28(A)	2,000	1,962
Crown Castle International Corp.:
2.250%, 9–1–21	3,000	2,881
5.250%, 1–15–23	844	885

		12,775

Total Real Estate – 3.4%		32,201

2018	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Telecommunication Services

Integrated Telecommunication Services – 1.4%
AT&T, Inc.:
3.600%, 2–17–23	$1,000	$993
4.250%, 3–1–27	1,000	987
5.150%, 2–15–50(A)	1,000	945
Sprint Spectrum Co. LLC and Sprint Spectrum Co. II LLC,
4.738%, 3–20–25(A)	2,000	1,999
Verizon Communications, Inc.:
2.625%, 8–15–26	6,500	5,890
4.812%, 3–15–39	2,797	2,814

		13,628

Wireless Telecommunication Service – 1.3%
Crown Castle Towers LLC:
3.222%, 5–15–22(A)	2,000	1,956
3.663%, 5–15–25(A)	4,000	3,918
Sprint Spectrum L.P.,
3.360%, 9–20–21(A)	6,750	6,725

		12,599

Total Telecommunication Services – 2.7%		26,227
Utilities

Electric Utilities – 3.6%
AEP Transmission Co. LLC,
4.250%, 9–15–48	4,500	4,484
Appalachian Power Co., Series W,
4.450%, 6–1–45	1,000	1,003
Commonwealth Edison Co.,
3.650%, 6–15–46	2,500	2,261
Duke Energy Carolinas LLC:
4.300%, 6–15–20	3,250	3,323
3.750%, 6–1–45	9,000	8,285
Duke Energy Indiana LLC,
3.750%, 5–15–46	1,000	913
Edison International:
2.125%, 4–15–20	1,000	980
2.950%, 3–15–23	5,000	4,791
Entergy Arkansas, Inc.,
4.000%, 6–1–28	2,650	2,649
Kansas City Power & Light Co.,
4.200%, 3–15–48	1,000	958
MidAmerican Energy Co.,
3.950%, 8–1–47	1,000	958
Sierra Pacific Power Co.,
2.600%, 5–1–26	4,000	3,687

		34,292

Gas Utilities – 0.2%
Southern California Gas Co.,
4.300%, 1–15–49	2,500	2,550

Independent Power Producers & Energy Traders – 0.4%
Black Hills Corp.,
4.350%, 5–1–33	3,750	3,671

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi–Utilities – 1.0%
Baltimore Gas and Electric Co.,
4.250%, 9–15–48	$2,500	$2,483
Berkshire Hathaway Energy Co.,
2.800%, 1–15–23(B)	500	486
Dominion Resources, Inc.,
2.750%, 1–15–22	1,000	973
Pacific Gas and Electric Co.:
3.300%, 12–1–27	1,000	914
3.950%, 12–1–47	1,500	1,300
Public Service Electric and Gas Co.,
2.250%, 9–15–26	3,500	3,138

		9,294

Water Utilities – 0.3%
California Water Service Co.,
5.875%, 5–1–19	3,000	3,044

Total Utilities – 5.5%		52,851

TOTAL CORPORATE DEBT SECURITIES – 90.5%		$867,289
(Cost: $889,599)

MORTGAGE–BACKED SECURITIES
Non-Agency REMIC/CMO – 0.2%
MASTR Adjustable Rate Mortgage Trust 2005-1 (Mortgage spread to 10-year U.S. Treasury index),
3.847%, 3–25–35(C)	2,624	1,971
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-1 (Mortgage spread to 3-year U.S. Treasury index),
4.251%, 2–25–34(C)	60	—	*

		1,971

TOTAL MORTGAGE-BACKED SECURITIES – 0.2%		$1,971
(Cost: $2,671)

MUNICIPAL BONDS – TAXABLE
Massachusetts – 0.4%
MA Hlth and Edu Fac Auth, Rev Bonds, Harvard Univ Issue, Ser 2008C,
5.260%, 10–1–18	3,985	3,985

New York – 0.8%
NYC GO Bonds, Fiscal 2017 Ser A-2,
2.460%, 8–1–26	3,000	2,750
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009,
11.000%, 3–1–29 (A)	3,732	4,871

		7,621

MUNICIPAL BONDS – TAXABLE (Continued)	Principal	Value
Ohio – 0.5%
OH State Univ, Gen Receipts Bonds (Multiyear Debt Issuance Prog), Ser 2016A,
3.798%, 12–1–46	$5,500	$5,183

Pennsylvania – 0.3%
Cmnwlth of PA, GO Bonds, Third Ser B of 2010 (Federally Taxable –Build America Bonds),
4.750%, 7–15–22	3,075	3,145

TOTAL MUNICIPAL BONDS – TAXABLE – 2.0%		$19,934
(Cost: $19,420)

OTHER GOVERNMENT SECURITIES(D)
Canada – 1.2%
Province de Quebec,
7.140%, 2–27–26	9,365	11,320

Mexico – 0.1%
United Mexican States,
3.750%, 1–11–28	1,000	953

Spain – 0.3%
Telefonica Emisiones S.A.U.:
4.103%, 3–8–27	2,000	1,921
4.665%, 3–6–38	1,500	1,408

		3,329

TOTAL OTHER GOVERNMENT SECURITIES – 1.6%		$15,602
(Cost: $14,033)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 1.4%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
2.790%, 6–25–22	2,000	1,962
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index),
4.489%, 12–25–44(A)(C)	10,760	11,042

		13,004

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 1.4%		$13,004
(Cost: $13,321)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 0.0%
U.S. Treasury Bonds,
3.000%, 11–15–44	210	203

70	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2018

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
U.S. Treasury Notes,
2.000%, 8–15–25	$19	$17

		220

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 0.0%		$220
(Cost: $249)

SHORT-TERM SECURITIES

Commercial Paper(E) – 0.5%
Walgreens Boots Alliance, Inc.,
2.850%, 10–12–18	5,000	4,995

Master Note – 0.5%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.470%, 10–5–18(F)	4,505	4,505

SHORT-TERM SECURITIES (Continued)	Principal	Value
Money Market Funds – 0.0%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
2.140%, (G)(H)	$341	$341

TOTAL SHORT-TERM SECURITIES – 1.0%		$9,841
(Cost: $9,842)

TOTAL INVESTMENT SECURITIES – 99.3%		$950,975
(Cost: $972,959)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.7%		6,721

NET ASSETS – 100.0%		$957,696

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018 the total value of these securities amounted to $191,202 or 20.0% of net assets.

(B)	All or a portion of securities with an aggregate value of $334 are on loan.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(E)	Rate shown is the yield to maturity at September 30, 2018.

(F)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(G)	Investment made with cash collateral received from securities on loan.

(H)	Rate shown is the annualized 7-day yield at September 30, 2018.

2018	ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS	IVY CORPORATE BOND FUND (in thousands)

SEPTEMBER 30, 2018

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Preferred Stocks	$509	$—	$—
Asset-Backed Securities	—	22,605	—
Corporate Debt Securities	—	867,289	—
Mortgage-Backed Securities	—	1,971	—
Municipal Bonds	—	19,934	—
Other Government Securities	—	15,602	—
United States Government Agency Obligations	—	13,004	—
United States Government Obligations	—	220	—
Short-Term Securities	341	9,500	—
Total	$850	$950,125	$—

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

72	ANNUAL REPORT	2018

MANAGEMENT DISCUSSION	IVY CROSSOVER CREDIT FUND

(UNAUDITED)

Below, Mark G. Beischel, CFA, Susan Regan, and Ben Esty, co-portfolio managers of the Ivy Crossover Credit Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2018. Mr. Beischel has managed the Fund since April 2018 and has 25 years of industry experience. Ms. Regan has managed the Fund since April 2018 and has 31 years of industry experience. Mr. Esty has managed the Fund since July 2018 and has 17 years of industry experience. Rick Perry served as portfolio manager of the Fund until April 12, 2018.

Fiscal Year Performance

For the 12 Months Ended September 30, 2018
Ivy Crossover Credit Fund
(Class A shares at net asset value)	-2.56%
Ivy Crossover Credit Fund
(Class A shares including sales charges)	-8.20%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Corporate Bond Index	-1.09%
(generally reflects the performance of securities representing the U.S. corporate bond market)
Lipper Corporate Debt Funds BBB-Rated Universe Average	-1.29%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

For the fiscal year ended September 30, 2018, the Fund underperformed its benchmark and its Lipper average. The negative attribution relative to the benchmark was principally caused by the Fund’s exposure to the BBB-rated sector and to a much lesser extent the BB-rated sector. While the Fund focuses on crossover credits, the benchmark has a larger weighting in higher rated securities than the Fund. This can result in deviations in performance.

Market Sector Update

The fiscal year ended September 30, 2018 was broadly positive for risky asset classes. The broader equity market had strong returns due to robust economic data and earnings growth aided by tax reform. The risk-on environment resulted in material increases in Treasury yields. The 2-year yield rose 134 basis points (bps) from 1.48% to 2.82%, while the 10-year yield increased 73 bps from 2.33% to 3.06%. This resulted in a significant flattening of the yield curve with the difference between the 2- and 10-year yields at 24 bps to end the fiscal year. Additionally, the Federal Reserve (Fed) raised its target rate four times during the fiscal year from an upper bound of 1.25% to 2.25% with another hike likely in December 2018.

The Fund’s benchmark returned -1.09% during the fiscal year largely due to the move in Treasuries. The spread of the index rose slightly over the fiscal period from 101 bps to 106 bps. The spread hit its low of 85 bps in early-February 2018, while it peaked at 124 bps in June 2018.

The high yield market outperformed investment grade with the Bloomberg Barclays US High Yield Corporate Index returning 3.05% for the fiscal year. The spread on the high yield index declined 31 bps to 316 bps. The range on high yield index spread was from 311-379 bps — hitting its high in mid-November 2017 and its low in late-January 2018.

Issuance for the year was approximately $1.3 trillion in the investment grade corporate market, a decline of approximately 3% year over year. Corporate revenue and earnings growth remained strong — second quarter 2018 revenue and EBITDA growth was approximately 5% year over year, excluding the volatile commodities sector. While below the growth rates of the prior two quarters, this is still a strong result. Caution is warranted as investment grade metrics such as gross leverage have not been improving despite the strong revenue and EBITDA trends. Excluding the commodities sectors, the overall investment grade leverage at the end of June 2018 marked a high in leverage in the period following the 2008 crisis.

Portfolio Positioning

The Fund’s duration started and ended the fiscal year slightly lower than its benchmark. Additionally, the Fund’s exposure to the high yield sector rose during the fiscal year as the Fund sought to take advantage of improving trends in the U.S. economy. Relative to its benchmark, the most significant industry weighting reduction was in the communications sector due to concerns regarding secular trends in the industry and increasing leverage in the sector from mergers and acquisitions. The largest increase in industry exposure in the fiscal year came in the consumer non-cyclical sector as the Fund sought more exposure to less economically sensitive sectors.

2018	ANNUAL REPORT	73

At fiscal year end, the Fund’s largest overweight relative to its index is the industrial sector; the bulk of the overweight is in the less cyclical defense sub-sector. The largest underweight in the Fund is in the technology sector, which despite strong fundamental trends does not offer compelling relative value. At the end of the fiscal year, the Fund remains more diverse than its typical target of 30-50 names. The rationale is that we see a myriad of risks and generally tight credit spreads pointing towards above-average diversification aiding the Fund’s overall risk and return.

The upgrade-to-downgrade ratio in the high yield market was 1.24, meaning 1.24 upgrades per one downgrade, which is up from 1.15 at the end of the previous fiscal year. This shows that ratings agencies continue to be biased toward credit upgrades.

More importantly, the spread ratio of BB to BBB credits, largely the areas of focus for the Fund, is roughly 1.5 and in the 11th percentile of its range since 2000. This means the spread premium of BB to BBB credits has only been lower 11% of the time since 2000. We have positioned the portfolio well under its maximum exposure to the high yield asset class for this reason, coupled with the outperformance of high yield over the past year. Our high yield exposure is comprised of investments we believe have a combination of identifiable catalysts, compelling relative value and improving credit profiles.

We are pleased with the portfolio’s positioning and believe the portfolio will deliver a relatively low correlation to the Treasury market as well as the investment grade and high yield markets while delivering solid risk/reward for our investors.

Outlook

While U.S. economic growth remains robust and continues to exceed expectations, the future contains potential headwinds to growth and consequently asset prices going forward. These risks include the pace of Fed rate hikes, political changes, tariff/trade concerns and volatility in several emerging market countries. While the risk of a recession in the near term appears remote, 2019 growth rates are likely to decelerate due to fading effects of the tax cut, the impact of tariffs on trade and slowing growth internationally.

The Fed will likely hike rates again in December 2018, which will not be a surprise to the market. However, we believe decelerating growth rates and the federal funds rate moving closer to neutral may result in the Fed pausing in 2019.

The outlook for spreads is balanced — on the positive side, relative valuation as investment grade spreads have underperformed that of equities, high yield and other risk assets, while the negative is the lack of improvement in leverage trends. Given that balance, we remain focused on high-level risk factors (overall duration and spread relative to the index), as well as sector and individual security selection. We are enthusiastic about our ability to pick credits with compelling relative value as well as idiosyncratic catalysts which should contribute positively to returns going forward.

The forward opportunity set for the Fund is robust. While the upgrade-to-downgrade ratio is still positive, the current expansion is in its later innings and downgrades of BBBs to high yield, an opportunity set which the Fund seeks to exploit, should be numerous in the future. Not only do we expect an increase in downgrades as the cycle turns, we see numerous reasons for more downgrades going forward than history suggests. Principally, the growth of the BBB segment of the investment grade market should result in a higher level of downgrades in the future. BBB credits as a percentage of the investment grade market have grown from below 30% in 2009 to approximately 45% at the end of the fiscal year. In dollar terms, in less than four years the amount of non-financial BBB-rated corporate debt has grown by more $500 billion dollars. These data points suggest that the size of the eventual downgrade wave, as well as its potential impact on price performance, could exceed those metrics of prior cycles and provide the Fund with an incredible opportunity going forward.

The Fund’s performance noted above is at NAV and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

74	ANNUAL REPORT	2018

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Crossover Credit Fund.

2018	ANNUAL REPORT	75

PORTFOLIO HIGHLIGHTS	IVY CROSSOVER CREDIT FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Bonds	95.0%
Corporate Debt Securities	93.7%
Asset-Backed Securities	1.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.0%

Quality Weightings

Investment Grade	76.2%
A	4.7%
BBB	71.5%
Non-Investment Grade	18.8%
BB	18.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.0%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

76	ANNUAL REPORT	2018

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY CROSSOVER CREDIT FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R	Class Y
1-year period ended 9-30-18	-8.20%	-4.95%	-2.41%	-2.41%	-3.13%	-2.56%
5-year period ended 9-30-18	—	—	—	—	—	—
10-year period ended 9-30-18	—	—	—	—	—	—
Since Inception of Class through 9-30-18(4)	-3.33%	-1.14%	0.82%	0.82%	0.04%	0.58%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-3-17 for Class A shares, 4-3-17 for Class E shares, 4-3-17 for Class I shares, 4-3-17 for Class N shares, 4-3-17 for Class R shares and 4-3-17 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2018	ANNUAL REPORT	77

SCHEDULE OF INVESTMENTS	IVY CROSSOVER CREDIT FUND (in thousands)

SEPTEMBER 30, 2018

ASSET-BACKED SECURITIES	Principal	Value
AerCap Ireland Capital Designated Activity Co. and AerCap Global Aviation Trust,
3.650%, 7–21–27	$250	$229
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust,
3.500%, 5–26–22	250	245

TOTAL ASSET-BACKED SECURITIES – 1.3%		$474
(Cost: $501)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Auto Parts & Equipment – 1.9%
Lear Corp.,
3.800%, 9–15–27	750	696

Cable & Satellite – 3.3%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.,
5.375%, 4–1–38	750	726
CSC Holdings LLC,
5.375%, 2–1–28 (A)	500	478

		1,204

Homebuilding – 1.2%
Toll Brothers Finance Corp.,
4.350%, 2–15–28	500	459

Hotels, Resorts & Cruise Lines – 3.8%
Royal Caribbean Cruises Ltd.,
3.700%, 3–15–28	500	463
Wyndham Worldwide Corp.,
4.500%, 4–1–27	1,000	943

		1,406

Restaurants – 4.0%
Darden Restaurants, Inc.,
3.850%, 5–1–27	1,000	968
Starbucks Corp.,
4.000%, 11–15–28	500	498

		1,466

Total Consumer Discretionary – 14.2%		5,231

Consumer Staples

Distillers & Vintners – 3.8%
Bacardi Ltd.,
4.450%, 5–15–25 (A)	200	199
Constellation Brands, Inc.,
3.700%, 12–6–26	750	713
Diageo Capital plc (GTD by Diageo plc),
3.875%, 5–18–28	500	503

		1,415

Household Products – 2.5%
Clorox Co. (The),
3.100%, 10–1–27	1,000	939

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Packaged Foods & Meats – 4.6%
Bunge Ltd. Finance Corp.,
3.750%, 9–25–27	$250	$230
General Mills, Inc.,
4.200%, 4–17–28	750	739
Smithfield Foods, Inc.,
2.650%, 10–3–21 (A)	750	715

		1,684

Total Consumer Staples – 10.9%		4,038
Energy

Oil & Gas Exploration & Production – 2.6%
Canadian Natural Resources Ltd.,
3.850%, 6–1–27	750	730
EQT Corp.,
3.000%, 10–1–22	250	242

		972

Oil & Gas Storage & Transportation – 6.6%
Energy Transfer Partners L.P.,
4.950%, 6–15–28	500	509
Plains All American Pipeline L.P. and PAA Finance Corp.,
4.500%, 12–15–26	250	250
Sunoco Logistics Partners Operations L.P. (GTD by Energy Transfer Partners L.P.),
4.000%, 10–1–27	1,000	949
Williams Partners L.P.:
3.750%, 6–15–27	500	477
4.850%, 3–1–48	250	241

		2,426

Total Energy – 9.2%		3,398
Financials

Asset Management & Custody Banks – 1.3%
Ares Capital Corp.,
4.250%, 3–1–25	500	479

Consumer Finance – 1.9%
Capital One Financial Corp.,
3.750%, 7–28–26	250	233
Discover Bank,
3.450%, 7–27–26	500	465

		698

Diversified Banks – 8.4%
Banco Bilbao Vizcaya Argentaria S.A.,
6.125%, 2–16–66 (B)	1,000	899
Banco Santander S.A.,
3.500%, 4–11–22	250	245
Bank of America Corp.,
5.875%, 9–15–66	1,000	991
Barclays plc,
4.836%, 5–9–28	500	470
Santander Holdings USA, Inc.,
3.400%, 1–18–23	500	482

		3,087

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage – 2.6%
Goldman Sachs Group, Inc. (The),
4.250%, 10–21–25	$500	$495
Morgan Stanley,
3.591%, 7–22–28	500	474

		969

Life & Health Insurance – 3.1%
Athene Holding Ltd.,
4.125%, 1–12–28	1,000	934
Brighthouse Financial, Inc.,
3.700%, 6–22–27	250	222

		1,156

Other Diversified Financial Services – 3.9%
Citigroup, Inc.,
4.450%, 9–29–27	500	494
JPMorgan Chase & Co.,
3.625%, 12–1–27	1,000	943

		1,437

Total Financials – 21.2%		7,826
Health Care

Health Care Equipment – 1.3%
Becton Dickinson & Co.,
3.700%, 6–6–27	500	478

Managed Health Care – 2.8%
Centene Escrow I Corp.,
5.375%, 6–1–26 (A)	1,000	1,025

Pharmaceuticals – 4.0%
Bayer U.S. Finance II LLC,
4.375%, 12–15–28 (A)	500	489
Elanco Animal Health, Inc.,
4.900%, 8–28–28 (A)	1,000	1,015

		1,504

Total Health Care – 8.1%		3,007
Industrials

Aerospace & Defense – 5.8%
BAE Systems Holdings, Inc.,
3.850%, 12–15–25 (A)	500	490
Huntington Ingalls Industries, Inc.,
3.483%, 12–1–27	1,000	937
Northrop Grumman Corp.,
3.250%, 1–15–28	750	705

		2,132

Agricultural & Farm Machinery – 2.6%
CNH Industrial N.V.,
3.850%, 11–15–27	1,000	946

Building Products – 1.1%
Owens Corning,
4.400%, 1–30–48	500	414

78	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY CROSSOVER CREDIT FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrial Conglomerates – 0.6%
TriMas Corp., 4.875%, 10–15–25 (A)	$250	$239

Total Industrials — 10.1%		3,731
Information Technology

Communications Equipment – 2.6%
L-3 Communications Corp.,
3.850%, 12–15–26	1,000	962

Electronic Manufacturing Services – 2.5%
Jabil, Inc.,
3.950%, 1–12–28	1,000	937

Semiconductors – 1.3%
QUALCOMM, Inc.,
2.900%, 5–20–24	500	478

Total Information Technology – 6.4%		2,377
Materials

Diversified Metals & Mining – 2.6%
Anglo American Capital plc,
3.625%, 9–11–24 (A)	1,000	952

Paper Packaging – 1.3%
WestRock Co.,
3.750%, 3–15–25 (A)	500	491

Total Materials – 3.9%		1,443

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate

Health Care REITs – 1.3%
Senior Housing Properties Trust,
4.750%, 2–15–28	$500	$483

Hotel & Resort REITs – 2.5%
Hospitality Properties Trust,
3.950%, 1–15–28	1,000	905

Specialized REITs – 3.2%
Crown Castle International Corp.:
3.200%, 9–1–24	250	238
4.750%, 5–15–47	1,000	947

		1,185

Total Real Estate – 7.0%		2,573
Telecommunication Services

Integrated Telecommunication Services – 1.4%
Sprint Spectrum Co. LLC and Sprint Spectrum Co. II LLC,
4.738%, 3–20–25 (A)	500	500

Total Telecommunication Services – 1.4%		500
Utilities

Independent Power Producers & Energy Traders – 1.3%
Black Hills Corp.,
4.350%, 5–1–33	500	489

Total Utilities – 1.3%		489

TOTAL CORPORATE DEBT SECURITIES – 93.7%		$34,613
(Cost: $36,097)

SHORT-TERM SECURITIES	Principal	Value
Master Note – 0.7%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.470%, 10–5–18 (C)	$256	$256

Money Market Funds – 0.6%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
2.140%, (D)(E)	220	220

TOTAL SHORT-TERM SECURITIES – 1.3%		$476
(Cost: $476)

TOTAL INVESTMENT SECURITIES – 96.3%		$35,563
(Cost: $37,074)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 3.7%		1,368

NET ASSETS – 100.0%		$36,931

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018 the total value of these securities amounted to $6,593 or 17.8% of net assets.

(B)	All or a portion of securities with an aggregate value of $214 are on loan.

(C)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Investment made with cash collateral received from securities on loan.

(E)	Rate shown is the annualized 7-day yield at September 30, 2018.

2018	ANNUAL REPORT	79

SCHEDULE OF INVESTMENTS	IVY CROSSOVER CREDIT FUND (in thousands)

SEPTEMBER 30, 2018

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$474	$—
Corporate Debt Securities	—	34,613	—
Short-Term Securities	220	256	—
Total	$220	$35,343	$—

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

80	ANNUAL REPORT	2018

MANAGEMENT DISCUSSION	IVY GOVERNMENT SECURITIES FUND

(UNAUDITED)

Waddell & Reed Advisors (WRA) Government Securities Fund merged into Ivy Government Securities Fund on October 16, 2017. On that date, Ivy Government Securities Fund adopted the performance of the WRA Government Securities Fund as the result of a reorganization in which it acquired all assets and liabilities of WRA Government Securities Fund. Prior to the reorganization, the Ivy Government Securities Fund had no assets and had not commenced operations. The returns shown below therefore reflect the performance of WRA Government securities Fund prior to October 16, 2017. WRA Government Securities Fund’s past performance does not necessarily indicate how Ivy Government Securities Fund will perform in the future.

Below, Mark G. Beischel, CFA and Susan Regan, co-portfolio managers of the Ivy Government Securities Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2018. Mr. Beischel has managed the Fund since April 2018 and has 25 years of industry experience. Ms. Regan has managed the Fund since April 2018 and has 31 years of industry experience. Rick Perry served as portfolio manager of the Fund until April 12, 2018.

Fiscal Year Performance

For the 12 Months Ended September 30, 2018
Ivy Government Securities Fund	-2.35%
(Class A shares at net asset value)
Ivy Government Securities Fund	-6.48%
(Class A shares including sales charges)

Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index	-1.30%
(generally reflects the performance of securities representing the government securities market)
Lipper General U.S. Government Funds Universe Average	-2.16%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value (NAV).

The Ivy Government Securities Fund underperformed its Lipper average and its benchmark for the fiscal year ended September 30, 2018. The one-year returns on both the Fund and the index were negative as rates rose too much in the fiscal year for the income generated in coupons to offset the losses.

Fed regime change and a flattening yield curve

The Federal Reserve (Fed) underwent a regime change in February 2018, as Jerome “Jay” Powell took over as chair, replacing Janet Yellen. The Fed engaged in four interest rate hikes over the past fiscal year, moving the upper end of the federal funds rate range from 1.25% to 2.25%. As of the end of the fiscal year, such increases had caused minimal market disruption, as the overall monetary policy strategy at the Fed appears to be consistent. Each of the rate hikes was well telegraphed by the Fed and expected by the market. Interest rates are much higher than they were one year ago. The 2-year note on September 30, 2018 was 2.82%, up from 1.49% one year earlier, while the 10-year note increased 73 basis points (bps) ending at 3.06% on September 30, 2018.

The yield curve, generally expressed as the difference between the yields on the 10-year U.S. Treasury note and the 2-year U.S. Treasury note, has been attracting investor and media attention. The difference between the yields was 24 bps to end the period, down from 84 bps the year prior. The flattening yield curve has the attention of market participants since flattening is often the predecessor to an inverted yield curve. Yield curve inversion means shorter maturities have higher yields than the yields on longer maturities and is often an early warning signal of recession coming in the months ahead.

Broadly, President Trump’s pro-business policies including reduced regulation and lower corporate taxes have contributed to the strong performance in the equity and credit markets this past fiscal year. Gross domestic product growth for the second quarter of 2018 was a very strong 4.2%. Business and consumer confidence have been high and most of the economic data reports have shown strength in the U.S. economy.

Positioned for rising rates

The Fund’s largest sector allocation changes over the past twelve months were an increased allocation to agency collateralized mortgage obligations and a decrease in agency mortgage-backed pass through securities. The other major change was reducing duration to approximately 93-96% of the benchmark in the first quarter of 2018. Duration remains in that range, as below-benchmark duration seems appropriate with interest rates expected to continue their path higher in the near term.

2018	ANNUAL REPORT	81

Outlook

We could see more market volatility in the fourth quarter of 2018 as the midterm elections take place in November and could change the political landscape. Oil prices have been steadily rising. The labor market continues to be strong and labor costs appear to be rising finally. We will be watching to see if inflation remains tame.

What is uncertain, at this point, is the effect trade and tariffs will have on both U.S. and global growth. It is too early to know if the strength from the second quarter will continue or if President Trump’s trade policies will have a negative effect on growth in the coming quarters. We know the Fed intends to raise rates again in December, which would bring the upper range of the federal funds rate to 2.50%. The terminal rate, or ending federal funds rate, in this hiking cycle could be as low as 3%, so only a few more rate hikes in 2019 and beyond would get us to that point. If trade does impact growth, we would not be surprised to see the Fed take a pause in the hiking cycle. Fed Chairman Powell has been very explicit that the incoming data will be used to make rate decisions. The Federal Open Market Committee does not wish to derail the economy prematurely by hiking rates too quickly. We do not see an inverted yield curve as being a short-term risk, but will be watching it carefully. We will monitor this along with other key data points for information on the economy as to how to position the Fund.

The Fund’s performance noted above is at NAV and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Government Securities Fund.

82	ANNUAL REPORT	2018

PORTFOLIO HIGHLIGHTS	IVY GOVERNMENT SECURITIES FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Bonds	98.6%
United States Government and Government Agency Obligations	98.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Quality Weightings

Investment Grade	95.3%
AAA	46.5%
AA	48.8%
Non-Investment Grade	3.3%
Non-rated	3.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2018	ANNUAL REPORT	83

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY GOVERNMENT SECURITIES FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 9-30-18	-6.48%	-7.07%	-3.14%	—	-2.10%	—	—	—
5-year period ended 9-30-18	-0.44%	-0.89%	-0.44%	—	0.71%	—	—	—
10-year period ended 9-30-18	1.24%	0.80%	0.85%	—	2.00%	—	—	—
Since Inception of Class through 9-30-18(5)	—	—	—	-4.69%	—	-1.99%	-2.68%	-2.41%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 4.25% and 2.50%, respectively. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	10-16-17 for Class E shares, 10-16-17 for Class N shares, 10-16-17 for Class R shares and 10-16-17 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

84	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY GOVERNMENT SECURITIES FUND (in thousands)

SEPTEMBER 30, 2018

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Agency Obligations – 7.1%
Federal Farm Credit Bank:
3.560%, 10–6–32	$5,000	$4,954
3.460%, 2–22–33	3,500	3,422
Federal Home Loan Bank,
2.500%, 4–27–26	5,000	4,692
Tennessee Valley Authority,
2.875%, 2–1–27	5,000	4,819
U.S. Department of Transportation,
6.001%, 12–7–21 (A)	8,000	8,690

		26,577

Mortgage-Backed Obligations – 37.4%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
2.790%, 6–25–22	7,250	7,111
5.000%, 5–15–23	836	862
3.000%, 10–15–36	3,007	2,972
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
3.400%, 6–1–31 (B)	3,000	2,860
4.000%, 10–1–44	2,326	2,356
3.000%, 4–15–46	2,845	2,753
3.000%, 4–15–53	3,574	3,410
Federal National Mortgage Association Agency REMIC/CMO:
2.717%, 2–25–22	5,211	5,142
2.640%, 6–1–22	5,635	5,501
3.360%, 12–1–22	1,876	1,876
3.020%, 1–1–23	1,157	1,144
2.630%, 2–1–23	4,812	4,667
2.352%, 3–1–23	5,432	5,258
2.390%, 6–1–25	5,264	5,116
3.360%, 7–1–25	2,555	2,540
4.080%, 1–1–29	4,586	4,779
3.740%, 6–1–30	4,000	4,027
3.639%, 8–25–30	4,000	3,967
4.000%, 3–25–33	1,590	1,621
2.000%, 4–25–39	1,894	1,819
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.478%, 12–1–19	4,506	4,560
5.380%, 11–1–20	212	212
4.381%, 6–1–21	4,497	4,615
2.759%, 4–1–22	6,596	6,484
2.705%, 4–1–23	3,144	3,063
2.000%, 10–1–27	1,716	1,644
4.000%, 12–1–31	1,428	1,463
4.000%, 12–1–32	3,623	3,698
5.500%, 12–1–34	437	473
3.500%, 4–25–37	2,402	2,391
6.000%, 4–1–39	234	252
3.000%, 11–25–42	4,870	4,715
4.500%, 2–1–44	2,685	2,809
4.000%, 10–1–44	2,605	2,638
2.500%, 5–25–45	6,676	6,329
4.500%, 2–1–48	2,758	2,865
3.000%, 2–25–57	3,638	3,222

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Government National Mortgage Association Agency REMIC/CMO:
5.000%, 4–16–39	$50	$50
2.000%, 3–16–42	9,266	8,837
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
5.000%, 4–20–34	2,549	2,699
3.000%, 4–20–48	4,000	3,615
3.500%, 4–20–48	3,951	3,798

		140,213

United States Government Agency Obligations – 1.1%
Overseas Private Investment Corp. (GTD by U.S. Government),
5.142%, 12–15–23	1,747	1,838
Ukraine Government AID Bond,
1.844%, 5–16–19	2,500	2,486

		4,324

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 45.6%		$171,114
(Cost: $176,577)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 53.0%
U.S. Treasury Bonds:
9.000%, 11–15–18	6,000	6,050
5.250%, 2–15–29	3,000	3,582
3.500%, 2–15–39	1,000	1,053
2.750%, 8–15–42	3,000	2,778
2.750%, 11–15–42	2,500	2,312
2.500%, 2–15–45	2,000	1,751
3.000%, 5–15–47	3,250	3,129
U.S. Treasury Notes:
1.625%, 3–15–20	1,000	984
1.500%, 7–15–20	15,000	14,660
2.625%, 7–31–20	10,000	9,968
1.375%, 9–30–20	4,000	3,888
1.125%, 6–30–21	2,000	1,908
2.750%, 8–15–21	10,000	9,963
1.125%, 9–30–21	1,500	1,425
2.000%, 12–31–21	3,000	2,917
1.875%, 4–30–22	6,000	5,790
1.750%, 5–31–22	2,000	1,919
1.875%, 7–31–22	5,000	4,811
1.625%, 8–31–22	5,000	4,761
2.000%, 10–31–22	2,000	1,929
2.000%, 11–30–22	1,000	964
2.375%, 1–31–23	1,500	1,466
2.750%, 7–31–23	5,000	4,956
2.000%, 4–30–24	19,000	18,053
2.125%, 7–31–24	17,500	16,700
1.875%, 8–31–24	4,000	3,761
2.250%, 10–31–24	7,000	6,713

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
2.250%, 11–15–24	$6,380	$6,115
2.125%, 11–30–24	5,000	4,756
2.500%, 1–31–25	2,000	1,943
2.750%, 2–28–25	3,000	2,957
2.875%, 7–31–25	10,000	9,916
2.000%, 8–15–25	4,000	3,749
1.625%, 2–15–26	5,000	4,538
1.625%, 5–15–26	5,500	4,976
2.250%, 2–15–27	7,500	7,061
2.375%, 5–15–27	7,000	6,647
2.250%, 8–15–27	3,500	3,283
2.875%, 5–15–28	2,500	2,463
4.375%, 2–15–38	2,000	2,360

		198,955

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 53.0%		$198,955
(Cost: $206,723)

SHORT-TERM SECURITIES
Commercial Paper (C) – 0.1%
Federal National Mortgage Association,
2.010%, 10–1–18	359	359

United States Government Agency Obligations – 0.9%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
2.200%, 10–7–18(D)	406	406
2.220%, 10–7–18(D)	2,952	2,952

		3,358

TOTAL SHORT-TERM SECURITIES – 1.0%		$3,717
(Cost: $3,717)

TOTAL INVESTMENT SECURITIES – 99.6%		$373,786
(Cost: $387,017)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		1,463

NET ASSETS – 100.0%		$375,249

2018	ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS	IVY GOVERNMENT SECURITIES FUND (in thousands)

SEPTEMBER 30, 2018

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018 the total value of these securities amounted to $8,690 or 2.3% of net assets.

(B)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(C)	Rate shown is the yield to maturity at September 30, 2018.

(D)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
United States Government Agency Obligations	$—	$171,114	$—
United States Government Obligations	—	198,955	—
Short-Term Securities	—	3,717	—
Total	$—	$373,786	$—

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

86	ANNUAL REPORT	2018

MANAGEMENT DISCUSSION	IVY IG INTERNATIONAL SMALL CAP FUND

(UNAUDITED)

Ivy IG International Small Cap Fund is sub-advised by I.G. International Management Limited.

Below, Martin Fahey, CFA, Bryan Mattei, CFA, and Seamus Kelly, portfolio managers of the Ivy IG International Small Cap Fund, discuss positioning, performance and results for the fiscal year ended Sept. 30, 2018. Mr. Fahey has managed the Fund since its inception in January 2017 and has 30 years of industry experience. Mr. Mattei has managed the Fund since its inception in January 2017 and has 12 years of industry experience. Mr. Kelly was added as a portfolio manager in January 2018 and has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months ended September 30, 2018
Ivy IG International Small Cap Fund
(Class A shares at net asset value)	1.98%
Ivy IG International Small Cap Fund
(Class A shares including sales load)	-3.92%

Benchmark(s) and/or Lipper Category
MSCI EAFE Small Cap Index	3.73%
(generally reflects the performance of small-cap securities in Europe, Australasia and the Far East)
Lipper International Small/Mid-Cap Growth Funds Universe Average	3.15%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A year in review

International markets delivered positive returns for the fiscal year ended Sept. 30, 2018, despite downward revisions to growth expectations versus the prior year and a challenging global trade and political backdrop. International small cap stocks continued to outperform large cap stocks during the twelve month period, though both posted positive returns.

Following a very strong market performance in 2017, international markets peaked in January 2018 and drifted lower throughout the remainder of the fiscal year. Economic growth expectations for the eurozone, while still positive, have been revised down since the first quarter of 2018, reflecting increasing geopolitical factors and global trade tensions that have impacted economic activity. In currency markets, the euro strength of late 2017 faded in the first quarter of 2018 due to Italian political risk and a general softening of eurozone economic indicators albeit from elevated levels. The euro finished the 12-month period 1.8% lower versus the U.S. dollar.

Japanese small cap stocks performed well during the 12-month period, outperforming the international small cap benchmark and European small cap stocks. The more domestic economic exposure of Japanese small caps provided some protection against rising global trade tensions. At a sector level, the energy sector, buoyed by the ongoing recovery in oil prices, posted the strongest sector performance in the period. The information technology and health care sectors also performed well. On the other hand, the consumer discretionary and financial sectors underperformed most other sectors.

Performance and positioning for the year

The Fund underperformed its benchmark and its Lipper peer group average for the fiscal year. Relative to its benchmark, sector allocation detracted from performance. The Fund’s underweight position in the energy sector detracted from performance as did its underweight position in health care and overweight position in consumer discretionary. However, the Fund benefited from its underweight positioning in the financial sector. Stock selection within the information technology sector detracted from performance, while stock selection in the materials and financials sectors also negatively impacted the Fund’s performance. The Fund benefited from strong stock selection in the consumer discretionary and industrial sectors. At a stock level, TP ICAP plc, Dialog Semiconductor plc, Maxell Holdings and Tadano Ltd. were the top detractors for the period, while Ubisoft Entertainment S.A., SG Holdings Co. Ltd., Games Workshop Group plc and NGK Spark Plug Co. Ltd. were the top positive contributors over the 12-month period. The Fund no longer holds Dialog Semiconductor plc.

We increased our exposure to Japanese equities over the year at the expense of Europe, as we expected a more challenging investment backdrop in Europe given the apparent lack of progress with Brexit negotiations and increased Italian political risks. We believe Japanese small cap companies offer a rich opportunity set of under-researched companies and as a group offer superior risk characteristics with historically greater resilience and more downside protection than Europe.

2018	ANNUAL REPORT	87

Outlook

While equity markets outside of the U.S. have already moved to discount the recent deterioration in the global growth outlook, the near-term investment backdrop also remains challenging. We remain conscious of the downside risks for markets and continue to monitor the potential impacts of tighter monetary policy, financial conditions and the maturity of the business cycle, particularly in the U.S.

Global trade tensions have the potential to further increase volatility across equity markets. The Sino-U.S. trade war appears poised to escalate further in the final quarter of 2018. The agreement of a new trade deal amongst the U.S., Canada and Mexico to replace NAFTA should be of minimal impact to Japan’s exports within their automobile manufacturers and their supply chains. Within Japan, the Fund remains tilted to the domestic economy. We continue to anticipate that a rise in wages, combined with the weaker yen and higher oil prices, will drive a modest but unexpected increase in inflation expectations as the year progresses. Given the paltry yield on Japanese government bonds, we expect a rotation into Japanese equities by domestic investors.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load and thus the lowest possible performance after sales charges, your sales charges could be lower.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Investing in small-cap stocks may carry more risk than investing in stocks of larger more well-established companies. The value of a security believed by the Fund’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Fund’s prospectus.

The Fund is sub-advised by I.G. International Management Limited, which delegates to its subsidiary, I.G. Investment Management (Hong Kong) Limited, for additional portfolio management responsibilities. References to I.G. International Management Limited include both entities.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy IG International Small Cap Fund.

88	ANNUAL REPORT	2018

PORTFOLIO HIGHLIGHTS	IVY IG INTERNATIONAL SMALL CAP FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Stocks	95.8%
Industrials	21.1%
Consumer Discretionary	19.9%
Information Technology	13.5%
Real Estate	11.0%
Materials	9.3%
Financials	8.7%
Health Care	4.6%
Consumer Staples	3.7%
Energy	2.4%
Utilities	1.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.2%

Country Weightings

Europe	49.1%
United Kingdom	12.8%
France	8.7%
Germany	8.3%
Ireland	7.2%
Other Europe	12.1%
Pacific Basin	46.3%
Japan	36.0%
Australia	5.6%
Other Pacific Basin	4.7%
North America	0.3%
Other	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.2%

Top 10 Equity Holdings

Company	Country	Sector	Industry
SCSK Corp.	Japan	Information Technology	IT Consulting & Other Services
SG Holdings Co. Ltd.	Japan	Industrials	Air Freight & Logistics
Matsumotokiyoshi Holdings Co. Ltd.	Japan	Consumer Staples	Drug Retail
NGK Spark Plug Co. Ltd.	Japan	Consumer Discretionary	Auto Parts & Equipment
Okamura Corp.	Japan	Industrials	Office Services & Supplies
Total Produce plc	Ireland	Consumer Staples	Food Distributors
Nifco, Inc.	Japan	Consumer Discretionary	Auto Parts & Equipment
OSG Corp.	Japan	Industrials	Industrial Machinery
TechnoPro Holdings, Inc.	Japan	Real Estate	Industrial REITs
Teleperformance SE	France	Industrials	Research & Consulting Services

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2018	ANNUAL REPORT	89

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY IG INTERNATIONAL SMALL CAP FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N	Class Y
1-year period ended 9-30-18	-3.92%	1.17%	2.33%	2.28%	1.98%
5-year period ended 9-30-18	—	—	—	—	—
10-year period ended 9-30-18	—	—	—	—	—
Since Inception of Class through 9-30-18(4)	8.96%	11.93%	13.17%	13.14%	12.78%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

1-10-17 for Class A shares, 1-10-17 for Class C shares, 1-10-17 for Class I shares, 1-10-17 for Class N shares and 1-10-17 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

90	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY IG INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS	Shares	Value
Australia

Consumer Discretionary – 1.5%
Ardent Leisure Group	2,014	$2,598

Information Technology – 1.4%
carsales.com Ltd.	231	2,414

Materials – 1.1%
Evolution Mining Ltd.	1,011	1,937

Utilities – 1.6%
Spark Infrastructure Group	1,680	2,720

Total Australia – 5.6%		9,669
Austria

Industrials – 0.9%
Andritz AG	27	1,559

Real Estate – 0.9%
Immofinanz AG(A)	59	1,549

Total Austria – 1.8%		3,108
Belgium

Materials – 0.8%
Tessenderlo Chemie N.V.(A)	37	1,381

Total Belgium – 0.8%		1,381
Canada

Materials – 0.3%
Lundin Mining Corp.	113	599

Total Canada – 0.3%		599
Estonia

Industrials – 0.5%
Tallinna Sadam AS(A)	364	887

Total Estonia – 0.5%		887
France

Energy – 1.0%
Rubis Group	32	1,742

Financials – 0.8%
Rothschild & Co.	34	1,437

Industrials – 3.9%
Alstom(A)	57	2,555
Latecoere S.A.(A)	238	1,110
Teleperformance SE	15	2,896

		6,561

Information Technology – 3.0%
Sopra Steria Group S.A.	17	2,733
Ubisoft Entertainment S.A.(A)	23	2,446

		5,179

Total France – 8.7%		14,919

COMMON STOCKS (Continued)	Shares	Value
Germany

Health Care – 0.3%
Sartorius AG	4	$615

Industrials – 2.7%
Duerr AG(B)	28	1,270
JOST Werke AG	13	505
Sixt SE	34	2,702

		4,477

Information Technology – 3.6%
cyan AG(A)	25	802
Mynaric AG(A)	26	1,643
Rocket Internet SE(A)	52	1,619
Serviceware SE(A)	53	1,485
Stemmer Imaging AG(A)	13	693

		6,242

Materials – 1.7%
Aurubis AG	15	1,021
Fuchs Petrolub SE	35	1,964

		2,985

Total Germany – 8.3%		14,319
Hong Kong

Financials – 0.8%
Melco International Development Ltd.	665	1,329

Industrials – 1.0%
Pacific Basin Shipping Ltd.	7,244	1,721

Total Hong Kong – 1.8%		3,050
Ireland

Consumer Discretionary – 1.5%
Applegreen plc	28	217
Dalata Hotel Group plc	310	2,467

		2,684

Consumer Staples – 1.7%
Total Produce plc(B)	1,213	2,971

Financials – 0.3%
Greencoat Renewables plc(B)	435	520

Health Care – 1.1%
Mainstay Medical International plc(A)(C)	42	799
UDG Healthcare plc	125	1,113

		1,912

Industrials – 1.1%
Irish Continental Group plc	120	725
Kingspan Group plc	25	1,158

		1,883

COMMON STOCKS (Continued)	Shares	Value
Materials – 1.5%
Smurfit Kappa Group plc	64	$2,541

Total Ireland – 7.2%		12,511
Isle Of Man

Consumer Discretionary – 1.6%
GVC Holdings plc	224	2,677

Information Technology – 0.9%
Strix Group plc(B)	728	1,591

Total Isle Of Man – 2.5%		4,268
Israel

Financials – 0.2%
Plus500 Ltd.	15	254

Total Israel – 0.2%		254
Italy

Financials – 0.6%
Mediobanca S.p.A.	108	1,077

Industrials – 0.2%
FILA Fabbrica Italiana Lapis ed Affini S.p.A.(B)	13	264
Prysmian S.p.A.	9	210

		474

Total Italy – 0.8%		1,551
Japan

Consumer Discretionary – 7.9%
Komeda Holdings Co. Ltd.	132	2,660
Maxell Holdings Ltd.	145	2,276
NGK Spark Plug Co. Ltd.	113	3,295
Nifco, Inc.	109	2,920
Ryohin Keikaku Co. Ltd.	9	2,529

		13,680

Consumer Staples – 2.0%
Matsumotokiyoshi Holdings Co. Ltd.	86	3,507

Financials – 2.8%
Bank of Kyoto Ltd. (The)	46	2,390
Gunma Bank Ltd. (The)	459	2,363

		4,753

Health Care – 1.6%
Nippon Shinyaku Co. Ltd.	41	2,688

Industrials – 8.3%
Okamura Corp.	230	3,080
OSG Corp.	128	2,919
SG Holdings Co. Ltd.	145	3,804
Tadano Ltd.	186	2,160
Tsubaki Nakashima Co. Ltd.	120	2,466

		14,429

2018	ANNUAL REPORT	91

SCHEDULE OF INVESTMENTS	IVY IG INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares		Value
Information Technology – 3.4%
DISCO Corp.	11		$1,858
SCSK Corp.	84		3,961

			5,819

Materials – 3.9%
Maruichi Steel Tube Ltd.	83		2,694
Taiyo Nippon Sanso Corp.	107		1,599
Zeon Corp.	221		2,325

			6,618

Real Estate – 6.1%
GLP J-REIT	3		2,843
Ichigo, Inc.	551		2,067
Kenedix Office Investment Corp.	—	*	2,808
TechnoPro Holdings, Inc.	47		2,904

			10,622

Total Japan – 36.0%			62,116
Luxembourg

Real Estate – 1.1%
Grand City Properties S.A.	75		1,951

Total Luxembourg – 1.1%			1,951
Netherlands

Information Technology – 1.2%
ASM International N.V.	40		2,061

Total Netherlands – 1.2%			2,061
Singapore

Industrials – 0.5%
Sembcorp Marine Ltd.	583		870

Real Estate – 2.4%
City Developments Ltd.	286		1,905
Manulife U.S. REIT	2,830		2,250

			4,155

Total Singapore – 2.9%			5,025
Spain

Consumer Discretionary – 1.0%
Telepizza Group S.A.	292		1,730

Health Care – 0.7%
Almirall S.A.	60		1,203

Industrials – 0.3%
Prosegur Compania de Seguridad S.A.	92		572

Total Spain – 2.0%			3,505
Sweden

Consumer Discretionary – 0.5%
Dometic Group AB	101		887

Total Sweden – 0.5%			887

COMMON STOCKS (Continued)	Shares	Value
Switzerland

Financials – 0.8%
Helvetia Holding AG	2	$1,461

Total Switzerland – 0.8%		1,461
United Kingdom

Consumer Discretionary – 5.9%
City Pub Group plc (The)	413	1,215
Coats Group plc	2,045	2,196
Future plc(A)	243	1,526
Games Workshop Group plc	52	2,584
JPJ Group plc(A)	116	1,153
Pendragon plc	1,506	534
ZEAL Network SE	37	919

		10,127

Consumer Staples – 0.0%
McBride plc(A)	1,642	2

Energy – 1.4%
Premier Oil plc(A)(B)	1,362	2,458

Financials – 2.4%
Draper Esprit plc(A)	67	522
Sabre Insurance Group plc	200	691
St. James’s Place plc	113	1,688
TP ICAP plc	352	1,225

		4,126

Health Care – 0.9%
Sensyne Health plc(A)(D)	588	1,502

Industrials – 1.7%
Diploma plc	116	2,134
National Express Group plc	187	952

		3,086

Real Estate – 0.5%
Great Portland Estates plc	95	827

Total United Kingdom – 12.8%		22,128

TOTAL COMMON STOCKS – 95.8%		$165,650
(Cost: $159,829)

SHORT-TERM SECURITIES	Principal
Commercial Paper(E) – 1.0%
Kroger Co. (The) 2.350%, 10-1-18	$1,757	1,757

Master Note – 1.9%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps) 2.470%, 10-5-18(F)	3,287	3,287

Money Market Funds – 2.2%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 2.140%, (G)(H)	3,867	3,867

Value

TOTAL SHORT-TERM SECURITIES – 5.1%	$8,911
(Cost: $8,911)

TOTAL INVESTMENT SECURITIES – 100.9%	$174,561
(Cost: $168,740)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.9)%	(1,625)

NET ASSETS – 100.0%	$172,936

92	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY IG INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2018

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $2,874 are on loan.

(C)	Restricted security. At September 30, 2018, the Fund owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Mainstay Medical International plc	2-15-18	42	$734	$799

The total value of this security represented 0.5% of net assets at September 30, 2018.

(D)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018 the total value of these securities amounted to $1,502 or 0.9% of net assets.

(E)	Rate shown is the yield to maturity at September 30, 2018.

(F)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(G)	Rate shown is the annualized 7-day yield at September 30, 2018.

(H)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$34,383	$—	$—
Consumer Staples	6,478	2	—
Energy	4,200	—	—
Financials	14,957	—	—
Health Care	7,920	—	—
Industrials	36,519	—	—
Information Technology	23,306	—	—
Materials	16,061	—	—
Real Estate	19,104	—	—
Utilities	2,720	—	—
Total Common Stocks	$165,648	$2	$—
Short-Term Securities	3,867	5,044	—
Total	$169,515	$5,046	$—

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

2018	ANNUAL REPORT	93

SCHEDULE OF INVESTMENTS	IVY IG INTERNATIONAL SMALL CAP FUND (in thousands)

SEPTEMBER 30, 2018

Market Sector Diversification
(as a % of net assets)
Industrials	21.1%
Consumer Discretionary	19.9%
Information Technology	13.5%
Real Estate	11.0%
Materials	9.3%
Financials	8.7%
Health Care	4.6%
Consumer Staples	3.7%
Energy	2.4%
Utilities	1.6%
Other+	4.2%

+ Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

94	ANNUAL REPORT	2018

MANAGEMENT DISCUSSION	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

(UNAUDITED)

Ivy Pictet Emerging Markets Local Currency Debt Fund is managed by Ivy Investment Management Company, which has retained Pictet Asset Management (Pictet) to sub-advise the Fund. Effective May 2018, Mary-Therese Barton, co-portfolio manager, was named Head of the Pictet Emerging Market Debt management team, replacing Simon Lue-Fong, who left the firm. Barton has managed the Fund since its inception in April 2014 and has 17 years industry experience. Alper Gocer was also named a co-portfolio manager on the Fund. Gocer has been with the firm since 2016 and has more than a decade of active emerging debt management experience. The Fund is managed by a team of six, including Barton and Gocer. The other co-portfolio managers are Wee-Ming Ting, Philippe Petit, Guido Chamorro and Carrie Liaw, each of whom has managed the Fund since its inception except for Liaw, who became co-portfolio manager in May 2015. Below, the investment team discusses positioning, performance and results for the Fund for its fiscal year ended September 30, 2018.

Fiscal Year Performance

For the 12 months ended September 30, 2018
Ivy Pictet Emerging Markets Local Currency Debt Fund
(Class A shares at net asset value)	-11.01%
Ivy Pictet Emerging Markets Local Currency Debt Fund
(Class A shares including sales load)	-16.15%

Benchmark(s) and/or Lipper Category
J.P. Morgan GBI-EM Global Diversified Total Return Index	-7.40%
(generally reflects the performance of the global debt market in emerging countries)
Lipper Emerging Markets Local Currency Debt Funds Universe Average	-7.99%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

A volatile year

The Fund underperformed its benchmark and Lipper peer group for the fiscal year ended Sept. 30, 2018, where active positions in both rates and currencies detracted. Active currency trades were the largest detractor as we saw heightened levels of volatility in 2018. An underweight to the South African rand as well as South African local rates were key detractors to performance for the year. This was backed by our concerns over the economy, credit rating downgrades and potential outflows from a large foreign investor base in the face of rising global core yields. However, South African bonds and the currency rallied as President Zuma was replaced and Moody’s raised their outlook to ‘stable’ from ‘negative’. Performance from active positioning in South Africa was mixed but detracted overall over the 12 months. Timing of an underweight to local rates was positive, but this was more than offset by an underweight to the South African rand which rallied on the back of a new leader elected to the African National Congress political party. We saw a similar story in Mexico where an underweight to Mexican local rates in the fourth quarter of 2017 contributed to performance but coming into 2018, it detracted where positive global investor sentiment and more constructive NAFTA negotiations overshadowed the Mexican interest rate hiking cycle and lackluster economic data. The Fund’s underweight to the Mexican peso was a solid contributor in the same period as it declined 8.6% during the second quarter of 2018. Our defensive position in Turkey contributed to performance, as did the timing of an overweight to the Brazilian real as officials in Brazil signaled the path of monetary easing would be moderate. In addition, the former president Lula da Silva was eventually ruled out of the presidential elections in October. An underweight to the Chilean peso also contributed after detracted initially as growth became more solid.

Portfolio strategy

Our current strategy is to be overall underweight local rates — but with some differentiation across markets. With higher trending global core yields and higher commodity prices this supports our overall bias. Markets with low real rates, inflationary pressures in the pipeline or poor fiscal dynamics are prime candidates. Turkey, Romania, Hungary and Poland are prime examples. We do however recognize much better value across some of the more fundamentally sound stories in emerging markets and we are actively exploring these from the long side.

We remain more constructive in Mexican rates and await tactical opportunities on the South African curve. We expect differentiation themes to be increasingly at play into year end after the broad based sell-off this year and we see a rich environment for relative value plays ahead.

2018	ANNUAL REPORT	95

Outlook

Sentiment towards emerging markets is continuing to stabilize following a series of more constructive developments in some of the stressed stories, such as Turkey and Argentina. That said, the outlook remains challenging still going into year-end as a renewed push higher in core rates puts further pressure on emerging market funding. Not all of it is bad news as the core rates recovery is at least partially a reflection of high growth expectations for the U.S. and improved expectations for Europe — thus spilling over positively to the global economy. However, the latest leg higher in oil is also partly to blame and it looks to be mostly a supply side driven shock, with the potential to start creating a drag on global growth and so it needs close monitoring. This is creating a mixed environment for emerging markets with a sharper distinction between oil importers and exporters. Upcoming Brazilian elections are a source of near term uncertainty, with the reform outlook heavily influenced by the final outcome. We are following the elections closely for changes to our mid-term outlook for Brazil. The imposition of the latest tariffs on goods from China was taken well by the market and good news on trade is coming in the form of a renegotiated NAFTA, removing a significant source of uncertainty for the outlooks of Mexico, the U.S. and Canada.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise, especially securities with longer maturities. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. The Fund may seek to manage exposure to various foreign currencies, which may involve additional risks. The value of securities, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates or exchange control regulations. Investing in foreign securities involves a number of risks that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, such as greater price volatility; comparatively weak supervision and regulation of securities exchanges, fluctuation in foreign currency exchange rates and related conversion costs, adverse foreign tax consequences, or different and/or less stringent financial reporting standards. Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or principal due to cash flow problems, insufficient foreign currency reserves or political concerns. Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money. The use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Pictet Emerging Markets Local Currency Debt Fund’s performance.

96	ANNUAL REPORT	2018

PORTFOLIO HIGHLIGHTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Bonds	85.3%
Other Government Securities	85.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	14.7%

Quality Weightings

Investment Grade	67.0%
A	21.8%
BBB	45.2%
Non-Investment Grade	18.3%
BB	16.2%
B	0.5%
Non-rated	1.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	14.7%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

Pacific Basin	25.7%
Thailand	10.5%
Malaysia	4.5%
Indonesia	4.1%
Philippines	3.7%
Other Pacific Basin	2.9%
South America	24.7%
Chile	5.5%
Columbia	5.5%
Uruguay	5.1%
Brazil	4.6%
Peru	4.0%
Europe	18.6%
Romania	5.2%
Russia	4.5%
Czech Republic	4.4%
Hungary	3.8%
Other Europe	0.7%
Other	6.4%
South Africa	5.9%
Other	0.5%
Bahamas/Caribbean	5.1%
Dominican Republic	5.1%
North America	4.8%
Mexico	4.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	14.7%

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2018	ANNUAL REPORT	97

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class E	Class I	Class N	Class R	Class Y
1-year period ended 9-30-18	-16.15%	-11.56%	-12.98%	-10.56%	-10.56%	-11.23%	-11.00%
5-year period ended 9-30-18	—	—	—	—	—	—	—
10-year period ended 9-30-18	—	—	—	—	—	—	—
Since Inception of Class through 9-30-18(4)	-4.70%	-4.10%	-3.90%	-3.11%	-1.68%	-3.65%	-3.39%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 5.75% and 2.50%, respectively. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N, Class R and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-30-14 for Class A shares, 4-30-14 for Class C shares, 4-30-14 for Class E shares, 4-30-14 for Class I shares, 1-30-15 for Class N shares, 4-30-14 for Class R shares and 4-30-14 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

98	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2018

OTHER GOVERNMENT SECURITIES (A)	Principal		Value
Brazil – 4.6%
Brazil Letras do Tesouro Nacional:
0.000%, 1-1-20(B)(D)	BRL	2,000	$448
0.000%, 7-1-20(B)(D)		4,000	854
0.000%, 7-1-21(B)(D)		4,900	935
0.000%, 1-1-22(B)(D)		2,000	359
Brazil Notas do Tesouro Nacional:
0.000%, 1-1-21(B)(D)		4,300	1,075
10.000%, 1-1-23(B)		3,200	770
0.000%, 1-1-25(B)(D)		3,045	711
10.000%, 1-1-27(B)		3,587	815
10.000%, 1-1-29(B)		2,300	513

			6,480

Chile – 5.5%
Chile Bonos Tesoreria:
4.500%, 2-28-21(B)	CLP	525,000	812
4.500%, 3-1-26(B)		1,995,000	3,036
5.000%, 3-1-35(B)		1,180,000	1,798
6.000%, 1-1-43(B)		665,000	1,132
Republic of Chile
5.500%, 8-5-20(B)		681,000	1,066

			7,844

Columbia – 5.5%
Colombian TES:
11.000%, 7-24-20(B)	COP	4,100,000	1,522
7.000%, 5-4-22(B)		2,690,000	943
10.000%, 7-24-24(B)		2,875,000	1,142
6.250%, 11-26-25(B)		3,500,000	1,162
7.500%, 8-26-26(B)		2,655,700	940
6.000%, 4-28-28(B)		2,128,500	674
7.750%, 9-18-30(B)		2,333,600	830
7.000%, 6-30-32(B)		1,600,000	528

			7,741

Czech Republic – 4.4%
Czech Republic Government Bond:
0.000%, 2-10-20(B)(D)	CZK	14,000	619
3.750%, 9-12-20(B)		21,000	988
0.450%, 10-25-23(B)		32,430	1,361
2.400%, 9-17-25(B)		5,900	271
1.000%, 6-26-26(B)		35,990	1,494
2.500%, 8-25-28(B)		19,860	920
0.950%, 5-15-30(B)		15,500	604

			6,257

Dominican Republic – 5.1%
Dominican Republic
8.900%, 2-15-23(B)	DOP	362,550	7,192

Hungary – 3.8%
Hungary Government Bond:
6.500%, 6-24-19(B)	HUF	24,000	90
1.000%, 9-23-20(B)		200,000	716
1.750%, 10-26-22(B)		132,000	466
6.000%, 11-24-23(B)		67,240	283
3.000%, 6-26-24(B)		337,120	1,225
2.750%, 12-22-26(B)		377,160	1,286
3.000%, 10-27-27(B)		394,530	1,355

			5,421

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Indonesia – 4.1%
Indonesia Government Bond:
5.625%, 5-15-23(B)	IDR	24,000,000	$1,462
9.000%, 3-15-29(B)		11,485,000	807
8.375%, 3-15-34(B)		48,338,000	3,180
8.750%, 2-15-44(B)		4,600,000	299

			5,748

Malaysia – 4.5%
Malaysia Government Bond:
3.759%, 3-15-19(B)	MYR	714	173
5.734%, 7-30-19(B)		1,967	485
3.654%, 10-31-19(B)		558	135
3.226%, 4-15-20(B)		7,030	1,694
3.882%, 3-10-22(B)		1,690	412
3.948%, 4-14-22(B)		650	158
3.418%, 8-15-22(B)		1,070	255
4.181%, 7-15-24(B)		1,250	306
4.392%, 4-15-26(B)		3,700	907
3.900%, 11-30-26(B)		900	214
4.498%, 4-15-30(B)		1,118	271
4.127%, 4-15-32(B)		681	158
4.762%, 4-7-37(B)		3,918	951
4.893%, 6-8-38(B)		201	50
4.935%, 9-30-43(B)		760	185
4.736%, 3-15-46(B)		200	47

			6,401

Mexico – 4.8%
Mexican Bonos:
8.500%, 12-13-18(B)	MXN	8,000	427
5.000%, 12-11-19(B)		33,500	1,731
6.500%, 6-10-21(B)		37,000	1,917
10.000%, 12-5-24(B)		17,395	1,030
5.750%, 3-5-26(B)		6,825	322
8.500%, 5-31-29(B)		4,000	222
7.750%, 5-29-31(B)		12,730	666
7.750%, 11-23-34(B)		4,000	207
10.000%, 11-20-36(B)		2,300	145
8.500%, 11-18-38(B)		2,083	116

			6,783

Peru – 4.0%
Republic of Peru:
5.700%, 8-12-24(B)	PEN	2,066	652
6.350%, 8-12-28(B)		3,660	1,165
6.950%, 8-12-31(B)		1,570	519
6.900%, 8-12-37(B)		5,597	1,798
6.850%, 2-12-42(B)		4,996	1,589

			5,723

Philippines – 3.7%
Republic of Philippines:
3.900%, 11-26-22(B)	PHP	116,000	2,009
6.250%, 1-14-36(B)		188,000	3,294

			5,303

Poland – 0.7%
Poland Government Bond:
2.500%, 7-25-26(B)	PLN	1,790	465
2.500%, 7-25-27(B)		730	187
2.750%, 4-25-28(B)		1,160	302

			954

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Romania – 5.2%
Romania Government Bond:
2.500%, 4-29-19(B)	RON	5,000	$1,242
5.750%, 4-29-20(B)		6,070	1,564
5.950%, 6-11-21(B)		820	214
4.000%, 10-27-21(B)		5,140	1,274
5.850%, 4-26-23(B)		7,900	2,095
4.750%, 2-24-25(B)		515	130
5.800%, 7-26-27(B)(C)		3,240	864

			7,383

Russia – 4.5%
Russia Government Bond:
7.000%, 8-16-23(B)	RUB	49,795	730
7.100%, 10-16-24(B)		20,000	290
8.150%, 2-3-27(B)		50,238	757
7.050%, 1-19-28(B)		283,441	3,963
Russian Federation
6.800%, 12-11-19(B)		40,000	608

			6,348

Senegal – 0.5%
Republic of Senegal:
4.750%, 3-13-28(B)	EUR	227	255
6.750%, 3-13-48		$541	482

			737

South Africa – 5.9%
Republic of South Africa:
6.750%, 3-31-21(B)	ZAR	21,000	1,448
10.500%, 12-21-26(B)		24,663	1,889
8.000%, 1-31-30(B)		23,800	1,520
7.000%, 2-28-31(B)		9,000	522
6.250%, 3-31-36(B)		1,488	75
8.500%, 1-31-37(B)		13,519	849
6.500%, 2-28-41(B)		9,800	483
8.750%, 1-31-44(B)		3,500	220
8.750%, 2-28-48(B)		21,438	1,348

			8,354

Thailand – 10.5%
Thailand Government Bond:
3.450%, 3-8-19(B)	THB	20,590	642
3.875%, 6-13-19(B)		128,496	4,033
5.375%, 12-3-19(B)		117,000	3,767
3.850%, 12-12-25(B)		27,050	905
2.875%, 12-17-28(B)		44,000	1,366
3.775%, 6-25-32(B)		76,052	2,511
3.400%, 6-17-36(B)		53,671	1,690

			14,914

Turkey – 2.9%
Turkey Government Bond:
11.100%, 5-15-19(B)	TRY	240	37
10.500%, 1-15-20(B)		4,000	566
7.400%, 2-5-20(B)		1,800	244
11.000%, 3-2-22(B)		7,295	893
8.500%, 9-14-22(B)		1,010	108
16.200%, 6-14-23(B)		4,424	636
8.800%, 9-27-23(B)		6,860	739
10.400%, 3-20-24(B)		1,070	129
8.000%, 3-12-25(B)		3,780	389
10.600%, 2-11-26(B)		3,481	394
11.000%, 2-24-27(B)		250	29

			4,164

2018	ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2018

OTHER GOVERNMENT SECURITIES (A)	Principal		Value
Uruguay – 5.1%
Republica Orient Uruguay:
9.875%, 6-20-22(B)	UYU	135,430	$4,039
8.500%, 3-15-28(B)		124,537	3,261

			7,300

TOTAL OTHER GOVERNMENT SECURITIES – 85.3%			$121,047
(Cost: $130,769)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper(E) – 6.0%
Diageo Capital plc (GTD by Diageo plc)
2.870%, 10-11-18	$2,482	$2,480
PACCAR Financial Corp. (GTD by PACCAR, Inc.)
2.410%, 10-22-18	3,000	2,995
Wisconsin Gas LLC
2.201%, 10-4-18	3,000	2,999

		8,474

Master Note – 2.7%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
2.470%, 10-5-18(F)	3,867	3,867

Money Market Funds – 0.6%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares
2.140%, (G)(H)	832	832

SHORT-TERM SECURITIES (Continued)	Principal	Value
Nigeria Government Treasury Bills – 2.4%
Nigerian Government Treasury Bills
0.119%, 12-6-18(B)(E)	NGN 1,270,000	$3,406

TOTAL SHORT-TERM SECURITIES – 11.7%		$16,579
(Cost: $16,622)

TOTAL INVESTMENT SECURITIES – 97.0%		$137,626
(Cost: $147,391)

CASH AND OTHER ASSETS, NET OF LIABILITIES(I)(J)(K) – 3.0%		4,274

NET ASSETS – 100.0%		$141,900

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(B)

Principal amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real, CLP - Chilean Peso, COP - Columbian Peso, CZK - Czech Koruna, DOP - Dominican Republic peso, EUR - Euro, HUF - Hungarian Forint, IDR - Indonesian Rupiah, INR - Indian Rupee, MXN - Mexican Peso, MYR - Malaysian Ringgit, NGN - Nigeria naira, PEN - Peruvian Neuvo Sol, PHP - Philippine Peso, PLN - Polish Zloty, RON - Romania Leu, RUB - Russian Ruble, SGD - Singapore Dollar, THB - Thai Baht, TRY - Turkish New Lira, UYU - Uruguay peso and ZAR - South African Rand).

(C)	All or a portion of securities with an aggregate value of $732 are on loan.

(D)	Zero coupon bond.

(E)	Rate shown is the yield to maturity at September 30, 2018.

(F)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(G)	Rate shown is the annualized 7-day yield at September 30, 2018.

(H)	Investment made with cash collateral received from securities on loan.

(I)	Cash of $39 has been pledged as collateral on open futures contracts.

(J)	Cash of $690 has been pledged as collateral on OTC foreign forward currency contracts.

(K)	Cash of $269 has been pledged as collateral on centrally cleared interest rate swap agreements.

The following over the counter credit default swaps - buy protection(1) were outstanding at September 30, 2018:

Referenced Obligation	Counterparty	(Pay) Fixed Rate	Maturity Date	Notional Amount(2)	Value	Upfront Payments/ (Receipts)	Unrealized Depreciation
Republic of Korea	Morgan Stanley & Co. International plc	(1.000%)	12-20-21	323	$(7)	$(5)	$(2)
Republic of Korea	Goldman Sachs International	(1.000%)	12-20-21	74	(2)	(1)	(1)
Republic of Korea	Goldman Sachs International	(1.000%)	12-20-21	74	(2)	(1)	(1)
Republic of Korea	Citibank N.A.	(1.000%)	12-20-21	73	(2)	(1)	(1)

					$(13)	$(8)	$(5)

100	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2018

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

The following forward foreign currency contracts were outstanding at September 30, 2018:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
Singapore Dollar	1,668	U.S. Dollar	1,219	10-1-18	Barclays Capital, Inc.	$—		$2
Brazilian Real	590	U.S. Dollar	145	10-2-18	Barclays Capital, Inc.	—		1
U.S. Dollar	937	Argentine Peso	29,150	10-5-18	Barclays Capital, Inc.	—		234
U.S. Dollar	1,925	Colombian Peso	5,648,625	10-5-18	Barclays Capital, Inc.	—		18
U.S. Dollar	1,719	Philippine Peso	93,373	10-5-18	Barclays Capital, Inc.	9		—
Polish Zloty	3,035	Euro	708	10-9-18	Barclays Capital, Inc.	—		1
U.S. Dollar	774	Thai Baht	25,400	10-9-18	Barclays Capital, Inc.	11		—
South African Rand	11,304	U.S. Dollar	822	10-10-18	Barclays Capital, Inc.	24		—
U.S. Dollar	436	Chinese Yuan Renminbi Offshore	2,980	10-10-18	Barclays Capital, Inc.	—		3
U.S. Dollar	17	Hungarian Forint	4,810	10-17-18	Barclays Capital, Inc.	—		—	*
Czech Koruna	21,361	U.S. Dollar	947	10-22-18	Barclays Capital, Inc.	—		16
U.S. Dollar	1,165	Indonesian Rupiah	16,680,000	10-24-18	Barclays Capital, Inc.	—		49
Israeli Shekel	1,575	U.S. Dollar	441	10-25-18	Barclays Capital, Inc.	8		—
Mexican Peso	2,493	U.S. Dollar	132	10-26-18	Barclays Capital, Inc.	—		1
Russian Ruble	57,974	U.S. Dollar	862	10-29-18	Barclays Capital, Inc.	—		20
U.S. Dollar	1,772	New Taiwan Dollar	54,200	10-29-18	Barclays Capital, Inc.	11		—
Colombian Peso	1,680,000	U.S. Dollar	541	11-6-18	Barclays Capital, Inc.	—		26
U.S. Dollar	1,661	Peruvian New Sol	5,526	11-6-18	Barclays Capital, Inc.	9		—
U.S. Dollar	1,513	Malaysian Ringgit	6,217	11-14-18	Barclays Capital, Inc.	—		12
Thai Baht	6,303	U.S. Dollar	193	11-23-18	Barclays Capital, Inc.	—		2
U.S. Dollar	876	Indonesian Rupiah	13,100,000	11-26-18	Barclays Capital, Inc.	—		5
South African Rand	9,964	U.S. Dollar	663	12-4-18	Barclays Capital, Inc.	—		35
Russian Ruble	5,288	U.S. Dollar	79	12-18-18	Barclays Capital, Inc.	—		1
U.S. Dollar	1,026	Russian Ruble	69,795	12-18-18	Barclays Capital, Inc.	31		—
U.S. Dollar	441	Chilean Peso	302,000	12-20-18	Barclays Capital, Inc.	19		—
Argentine Peso	9,460	U.S. Dollar	298	1-3-19	Barclays Capital, Inc.	93		—
U.S. Dollar	165	Colombian Peso	510,000	10-2-18	Citibank N.A.	7		—
Thai Baht	28,600	U.S. Dollar	878	10-3-18	Citibank N.A.	—		6
Singapore Dollar	10	U.S. Dollar	7	10-5-18	Citibank N.A.	—	*	—
Thai Baht	5,276	U.S. Dollar	162	10-5-18	Citibank N.A.	—		2
U.S. Dollar	220	Argentine Peso	6,910	10-5-18	Citibank N.A.	—		54
U.S. Dollar	1,050	Colombian Peso	3,170,000	10-5-18	Citibank N.A.	20		—
U.S. Dollar	832	Turkish New Lira	4,039	10-5-18	Citibank N.A.	—		164
Singapore Dollar	1,040	U.S. Dollar	754	10-9-18	Citibank N.A.	—		7
Thai Baht	206,500	U.S. Dollar	6,233	10-9-18	Citibank N.A.	—		154
U.S. Dollar	452	New Taiwan Dollar	13,900	10-11-18	Citibank N.A.	4		—
U.S. Dollar	886	Turkish New Lira	4,443	10-12-18	Citibank N.A.	—		155
Mexican Peso	14,450	U.S. Dollar	746	10-15-18	Citibank N.A.	—		24
Hungarian Forint	37,000	U.S. Dollar	135	10-17-18	Citibank N.A.	2		—
U.S. Dollar	667	Hungarian Forint	187,000	10-17-18	Citibank N.A.	4		—
Thai Baht	10,000	U.S. Dollar	309	10-22-18	Citibank N.A.	—		1
U.S. Dollar	2,398	Czech Koruna	52,395	10-22-18	Citibank N.A.	—		35
U.S. Dollar	436	Chinese Yuan Renminbi	3,000	10-29-18	Citibank N.A.	—		—	*

2018	ANNUAL REPORT	101

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2018

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
U.S. Dollar	342	Turkish New Lira	1,840	10-31-18	Citibank N.A.	$—		$43
South African Rand	5,007	U.S. Dollar	369	11-1-18	Citibank N.A.	17		—
U.S. Dollar	96	Mexican Peso	1,843	11-5-18	Citibank N.A.	2		—
Hungarian Forint	38,000	U.S. Dollar	138	11-7-18	Citibank N.A.	1		—
U.S. Dollar	1,058	Hungarian Forint	298,587	11-7-18	Citibank N.A.	18		—
U.S. Dollar	888	Indonesian Rupiah	13,300,000	11-7-18	Citibank N.A.	—		1
U.S. Dollar	781	Romanian Leu	3,123	11-13-18	Citibank N.A.	—		3
Hungarian Forint	316,000	U.S. Dollar	1,127	11-14-18	Citibank N.A.	—		11
U.S. Dollar	759	Hungarian Forint	215,000	11-14-18	Citibank N.A.	16		—
U.S. Dollar	3,505	Polish Zloty	12,753	11-26-18	Citibank N.A.	—		42
Colombian Peso	320,000	U.S. Dollar	104	12-4-18	Citibank N.A.	—		4
South African Rand	8,000	U.S. Dollar	517	12-4-18	Citibank N.A.	—		44
South African Rand	15,436	U.S. Dollar	1,003	12-6-18	Citibank N.A.	—		79
Czech Koruna	2,400	U.S. Dollar	109	12-11-18	Citibank N.A.	—		—	*
Peruvian New Sol	700	U.S. Dollar	210	12-11-18	Citibank N.A.	—		2
U.S. Dollar	261	Romanian Leu	1,045	12-11-18	Citibank N.A.	—		—	*
U.S. Dollar	3,870	Polish Zloty	14,150	10-2-18	Deutsche Bank AG	—		32
Polish Zloty	1,150	U.S. Dollar	305	10-5-18	Deutsche Bank AG	—		7
Turkish New Lira	1,519	U.S. Dollar	240	10-5-18	Deutsche Bank AG	—		11
U.S. Dollar	359	Philippine Peso	19,400	10-5-18	Deutsche Bank AG	—		—	*
U.S. Dollar	954	Polish Zloty	3,590	10-5-18	Deutsche Bank AG	20		—
Euro	330	Polish Zloty	1,425	10-9-18	Deutsche Bank AG	4		—
Euro	571	Romanian Leu	2,660	10-9-18	Deutsche Bank AG	—	*	—
Romanian Leu	1,535	Euro	327	10-9-18	Deutsche Bank AG	—		4
South African Rand	2,000	U.S. Dollar	139	10-9-18	Deutsche Bank AG	—		2
Thai Baht	14,300	U.S. Dollar	439	10-9-18	Deutsche Bank AG	—		3
U.S. Dollar	886	Mexican Peso	16,800	10-15-18	Deutsche Bank AG	9		—
U.S. Dollar	983	Polish Zloty	3,592	10-15-18	Deutsche Bank AG	—		8
Hungarian Forint	61,147	U.S. Dollar	219	10-17-18	Deutsche Bank AG	—		1
U.S. Dollar	454	Hungarian Forint	127,020	10-17-18	Deutsche Bank AG	2		—
U.S. Dollar	170	Czech Koruna	3,700	10-22-18	Deutsche Bank AG	—		3
Israeli Shekel	1,575	U.S. Dollar	440	10-25-18	Deutsche Bank AG	7		—
U.S. Dollar	585	Turkish New Lira	3,750	10-31-18	Deutsche Bank AG	25		—
U.S. Dollar	78	South African Rand	1,041	11-1-18	Deutsche Bank AG	—		5
Hungarian Forint	214,000	U.S. Dollar	753	11-14-18	Deutsche Bank AG	—		18
U.S. Dollar	1,533	Hungarian Forint	433,500	11-14-18	Deutsche Bank AG	29		—
Polish Zloty	1,970	U.S. Dollar	533	12-5-18	Deutsche Bank AG	—		3
U.S. Dollar	179	Argentine Peso	5,640	1-3-19	Deutsche Bank AG	—		57
U.S. Dollar	232	Brazilian Real	960	10-2-18	Goldman Sachs International	5		—
U.S. Dollar	770	Thai Baht	25,500	10-3-18	Goldman Sachs International	19		—
U.S. Dollar	577	Colombian Peso	1,695,000	10-5-18	Goldman Sachs International	—		5
Chilean Peso	258,500	U.S. Dollar	383	10-9-18	Goldman Sachs International	—		10
Polish Zloty	3,035	Euro	708	10-9-18	Goldman Sachs International	—		—	*
Romanian Leu	580	U.S. Dollar	146	10-9-18	Goldman Sachs International	2		—
South African Rand	2,900	U.S. Dollar	216	10-10-18	Goldman Sachs International	11		—
U.S. Dollar	376	Chinese Yuan Renminbi	2,574	10-11-18	Goldman Sachs International	—		2

102	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2018

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
U.S. Dollar	924	Mexican Peso	17,500	10-15-18	Goldman Sachs International	$9		$—
South African Rand	13,361	U.S. Dollar	934	10-16-18	Goldman Sachs International	—		9
Romanian Leu	1,226	U.S. Dollar	298	10-17-18	Goldman Sachs International	—		8
U.S. Dollar	492	Hungarian Forint	136,606	10-17-18	Goldman Sachs International	—		1
Turkish New Lira	6,213	U.S. Dollar	998	10-23-18	Goldman Sachs International	—		17
U.S. Dollar	455	Mexican Peso	8,657	10-24-18	Goldman Sachs International	6		—
U.S. Dollar	131	Russian Ruble	9,034	10-29-18	Goldman Sachs International	6		—
Mexican Peso	4,600	U.S. Dollar	244	11-5-18	Goldman Sachs International	—		1
U.S. Dollar	430	Mexican Peso	8,100	11-5-18	Goldman Sachs International	1		—
U.S. Dollar	127	Romanian Leu	510	11-13-18	Goldman Sachs International	—		—	*
Romanian Leu	2,037	U.S. Dollar	512	12-5-18	Goldman Sachs International	5		—
Russian Ruble	17,900	U.S. Dollar	258	12-5-18	Goldman Sachs International	—		14
U.S. Dollar	294	Russian Ruble	20,200	12-5-18	Goldman Sachs International	12		—
U.S. Dollar	289	Romanian Leu	1,160	12-6-18	Goldman Sachs International	—		—	*
U.S. Dollar	98	Turkish New Lira	666	12-10-18	Goldman Sachs International	7		—
Mexican Peso	2,100	U.S. Dollar	108	12-11-18	Goldman Sachs International	—		3
Russian Ruble	67,100	U.S. Dollar	1,002	12-18-18	Goldman Sachs International	—		13
Chilean Peso	297,000	U.S. Dollar	448	12-20-18	Goldman Sachs International	—		4
U.S. Dollar	837	Turkish New Lira	4,480	2-4-19	Goldman Sachs International	—		152
Euro	980	Singapore Dollar	1,571	10-1-18	JPMorgan Securities LLC	12		—
U.S. Dollar	1,200	Euro	1,036	10-1-18	JPMorgan Securities LLC	3		—
Brazilian Real	4,242	U.S. Dollar	1,049	10-2-18	JPMorgan Securities LLC	—		1
Colombian Peso	510,000	U.S. Dollar	174	10-2-18	JPMorgan Securities LLC	2		—
U.S. Dollar	1,273	Brazilian Real	5,298	10-2-18	JPMorgan Securities LLC	39		—
Singapore Dollar	2,290	U.S. Dollar	1,680	10-3-18	JPMorgan Securities LLC	4		—
Thai Baht	27,600	U.S. Dollar	853	10-3-18	JPMorgan Securities LLC	—		1
U.S. Dollar	1,763	Singapore Dollar	2,410	10-3-18	JPMorgan Securities LLC	—		—	*
U.S. Dollar	765	Thai Baht	25,400	10-3-18	JPMorgan Securities LLC	20		—
Colombian Peso	4,680,000	U.S. Dollar	1,606	10-5-18	JPMorgan Securities LLC	25		—
Singapore Dollar	190	U.S. Dollar	140	10-5-18	JPMorgan Securities LLC	1		—
U.S. Dollar	1,482	Argentine Peso	45,980	10-5-18	JPMorgan Securities LLC	—		372
U.S. Dollar	383	Colombian Peso	1,125,000	10-5-18	JPMorgan Securities LLC	—		3
Euro	988	Polish Zloty	4,305	10-9-18	JPMorgan Securities LLC	21		—
Euro	656	Romanian Leu	3,070	10-9-18	JPMorgan Securities LLC	4		—
Romanian Leu	4,595	Euro	976	10-9-18	JPMorgan Securities LLC	—		13
Singapore Dollar	97	U.S. Dollar	71	10-9-18	JPMorgan Securities LLC	—	*	—
Thai Baht	14,400	U.S. Dollar	445	10-9-18	JPMorgan Securities LLC	—		—	*

2018	ANNUAL REPORT	103

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2018

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
U.S. Dollar	506	Chilean Peso	325,380	10-9-18	JPMorgan Securities LLC	$—		$11
U.S. Dollar	1,323	Chinese Yuan Renminbi Offshore	9,050	10-9-18	JPMorgan Securities LLC	—		7
U.S. Dollar	886	Singapore Dollar	1,210	10-9-18	JPMorgan Securities LLC	—		—	*
U.S. Dollar	100	South African Rand	1,572	10-9-18	JPMorgan Securities LLC	11		—
Chilean Peso	264,295	U.S. Dollar	384	10-11-18	JPMorgan Securities LLC	—		18
Singapore Dollar	1,210	Euro	755	10-12-18	JPMorgan Securities LLC	—		9
U.S. Dollar	65	Euro	56	10-12-18	JPMorgan Securities LLC	—		—	*
Mexican Peso	14,450	U.S. Dollar	752	10-15-18	JPMorgan Securities LLC	—		19
U.S. Dollar	3,839	Polish Zloty	14,150	10-15-18	JPMorgan Securities LLC	—		—	*
U.S. Dollar	3,590	South African Rand	52,850	10-16-18	JPMorgan Securities LLC	140		—
U.S. Dollar	436	New Taiwan Dollar	13,400	10-17-18	JPMorgan Securities LLC	4		—
Japanese Yen	50,000	U.S. Dollar	441	10-18-18	JPMorgan Securities LLC	—	*	—
U.S. Dollar	1,532	Japanese Yen	171,000	10-18-18	JPMorgan Securities LLC	—		25
U.S. Dollar	1,669	South African Rand	24,351	10-22-18	JPMorgan Securities LLC	49		—
Indonesian Rupiah	2,700,000	U.S. Dollar	180	10-24-18	JPMorgan Securities LLC	—		—	*
U.S. Dollar	308	Indonesian Rupiah	4,350,000	10-24-18	JPMorgan Securities LLC	—		17
Israeli Shekel	3,150	U.S. Dollar	881	10-25-18	JPMorgan Securities LLC	14		—
U.S. Dollar	194	Russian Ruble	12,606	11-2-18	JPMorgan Securities LLC	—		3
U.S. Dollar	1,046	Brazilian Real	4,242	11-5-18	JPMorgan Securities LLC	1		—
U.S. Dollar	840	Russian Ruble	54,821	11-13-18	JPMorgan Securities LLC	—		7
Hungarian Forint	431,000	U.S. Dollar	1,527	11-14-18	JPMorgan Securities LLC	—		26
U.S. Dollar	779	Hungarian Forint	219,500	11-14-18	JPMorgan Securities LLC	11		—
Thai Baht	8,900	U.S. Dollar	273	11-23-18	JPMorgan Securities LLC	—		3
U.S. Dollar	890	Polish Zloty	3,250	11-26-18	JPMorgan Securities LLC	—		8
Colombian Peso	2,720,000	U.S. Dollar	912	11-27-18	JPMorgan Securities LLC	—		6
U.S. Dollar	427	Russian Ruble	29,223	11-27-18	JPMorgan Securities LLC	16		—
U.S. Dollar	883	Indonesian Rupiah	13,200,000	11-28-18	JPMorgan Securities LLC	—		5
U.S. Dollar	2,376	Argentine Peso	101,095	12-3-18	JPMorgan Securities LLC	—		119
Colombian Peso	930,000	U.S. Dollar	300	12-4-18	JPMorgan Securities LLC	—		14
Turkish New Lira	1,185	U.S. Dollar	169	12-4-18	JPMorgan Securities LLC	—		19
U.S. Dollar	171	Colombian Peso	520,000	12-4-18	JPMorgan Securities LLC	5		—
Romanian Leu	2,470	U.S. Dollar	616	12-5-18	JPMorgan Securities LLC	1		—
Russian Ruble	22,158	U.S. Dollar	329	12-18-18	JPMorgan Securities LLC	—		7
U.S. Dollar	590	Russian Ruble	39,730	12-18-18	JPMorgan Securities LLC	12		—
U.S. Dollar	883	Chilean Peso	602,500	12-20-18	JPMorgan Securities LLC	34		—
Argentine Peso	1,730	U.S. Dollar	49	1-3-19	JPMorgan Securities LLC	11		—
U.S. Dollar	588	Argentine Peso	19,690	1-3-19	JPMorgan Securities LLC	—		161
Brazilian Real	1,426	U.S. Dollar	344	10-2-18	Morgan Stanley International	—		9
Colombian Peso	2,740,000	U.S. Dollar	914	10-5-18	Morgan Stanley International	—		11
U.S. Dollar	116	Peruvian New Sol	381	10-5-18	Morgan Stanley International	—		—	*
Malaysian Ringgit	1,760	U.S. Dollar	426	10-9-18	Morgan Stanley International	1		—
Malaysian Ringgit	1,550	U.S. Dollar	375	11-14-18	Morgan Stanley International	1		—
Czech Koruna	11,200	U.S. Dollar	506	12-5-18	Morgan Stanley International	—	*	—
Euro	227	U.S. Dollar	287	2-12-19	Morgan Stanley International	21		—

						$948		$2,544

104	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2018

The following futures contracts were outstanding at September 30, 2018 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Bund 10-Year Bond	Short	11	12-10-18	1,100	$(2,028)	$11
U.S. 30-Year Treasury Bond	Short	2	12-19-18	200	(281)	6
U.S. 5-Year Treasury Note	Long	16	12-31-18	1,600	1,800	(12)

					$(509)	$5

The following centrally cleared interest rate swap agreements were outstanding at September 30, 2018:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount(B)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. International plc	Receive	28-Day Mexico Equilibrium Interbank Interest Rate	7.930%	12/16/2020	MXN2,116	$(1)	$—	$(1)
Morgan Stanley & Co. International plc	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	7.785%	12/13/2023	1,296	(4)	—	(4)
Morgan Stanley & Co. International plc	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	7.840%	12/13/2023	2,546	(5)	—	(5)
Morgan Stanley & Co. International plc	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	7.855%	12/13/2023	1,299	(2)	—	(2)
Morgan Stanley & Co. International plc	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	7.880%	12/13/2023	1,370	(1)	—	(1)
Morgan Stanley & Co. International plc	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	7.965%	12/13/2023	1,384	3	—	3
Morgan Stanley & Co. International plc	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	8.353%	3/7/2029	3,240	16	—	16
Morgan Stanley & Co. International plc	Receive	6-Month Warsaw Interbank Offered Rate	2.547%	12/19/2023	PLN2,128	5	—	5
Morgan Stanley & Co. International plc	Receive	6-Month Warsaw Interbank Offered Rate	3.012%	12/19/2028	1,130	3	—	3
Morgan Stanley & Co. International plc	Receive	6-Month Warsaw Interbank Offered Rate	2.990%	12/19/2028	1,130	5	—	5

						$19	$—	$19

The following over the counter interest rate swap agreements were outstanding at September 30, 2018:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount(B)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Barclays Bank plc	Pay	1-Day Mumbai Interbank Outright Rate	6.680%	6/7/2019	INR7,672	$56	$—	$56
Barclays Bank plc	Receive	1-Day Mumbai Interbank Outright Rate	6.685%	3/13/2023	2,394	67	—	67
Barclays Bank plc	Receive	1-Day Mumbai Interbank Outright Rate	7.035%	5/16/2023	2,502	33	—	33
Barclays Bank plc	Pay	3-Month Johannesburg Interbank Agreed Rate	8.210%	3/20/2024	ZAR3,158	11	—	11
Credit Suisse International	Pay	1-Day Mumbai Interbank Outright Rate	6.410%	3/20/2020	INR4,500	(45)	—	(45)
Credit Suisse International	Receive	1-Day Mumbai Interbank Outright Rate	6.615%	3/20/2023	2,374	73	—	73
Deutsche Bank AG	Pay	3-Month Prague Interbank Offered Rate	2.185%	3/20/2020	CZK18,185	(16)	—	(16)

2018	ANNUAL REPORT	105

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2018

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount(B)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Receive	6-Month Prague Interbank Offered Rate	2.427%	3/20/2024	4,179	$13	$ —	$13
Goldman Sachs International	Pay	1-Year Camara vs. Interest Rate Swap Peso	3.675%	3/20/2020	CLP4,414	— *	—	— *
Goldman Sachs International	Receive	6-Month Thai Baht Interest Rate Fixing Rate	2.585%	7/23/2028	THB439	(2)	—	(2)
JPMorgan Chase Bank N.A.	Pay	1-Year Camara vs. Interest Rate Swap Peso	3.700%	3/20/2020	CLP4,414	— *	—	— *
JPMorgan Chase Bank N.A.	Pay	3-Month Johannesburg Interbank Agreed Rate	8.215%	3/20/2024	ZAR3,159	12	—	12
JPMorgan Chase Bank N.A.	Receive	6-Month Association of Banks in Singapore Swap Offer Rate	2.663%	4/26/2028	SGD894	(6)	—	(6)
JPMorgan Chase Bank N.A.	Pay	6-Month LIBOR	9.800%	10/9/2022	IDR243	(11)	—	(11)
Morgan Stanley & Co. International plc	Pay	1-Year Camara vs. Interest Rate Swap Peso	3.700%	3/20/2020	CLP4,612	— *	—	— *
Morgan Stanley & Co. International plc	Receive	3-Month Kuala Lumpur Interbank Offered Rate	4.140%	5/14/2023	MYR1,994	(23)	—	(23)
Nomura Securities International, Inc.	Receive	6-Month Association of Banks in Singapore Swap Offer Rate	1.950%	8/22/2026	SGD70	3	—	3
Nomura Securities International, Inc.	Receive	6-Month Association of Banks in Singapore Swap Offer Rate	1.950%	8/22/2026	186	8	—	8

						$173	$ —	$173

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Other Government Securities	$—	$121,047	$—
Short-Term Securities	832	15,747	—
Total	$832	$136,794	$—
Forward Foreign Currency Contracts	$—	$948	$—
Futures Contracts	$17	$—	$—
Centrally Cleared Interest Rate Swaps	$—	$32	$—
Over the Counter Interest Rate Swaps	$—	$276	$—

Liabilities
Over the Counter Credit Default Swaps	$—	$13	$—
Forward Foreign Currency Contracts	$—	$2,544	$—
Futures Contracts	$12	$—	$—
Centrally Cleared Interest Rate Swaps	$—	$13	$—
Over the Counter Interest Rate Swaps	$—	$103	$—

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

106	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2018

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

Market Sector Diversification
(as a % of net assets)
Other Government Securities	85.3%
Other+	14.7%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	107

MANAGEMENT DISCUSSION	IVY PICTET TARGETED RETURN BOND FUND

(UNAUDITED)

Ivy Pictet Targeted Return Bond Fund is managed by Ivy Investment Management Company, which has retained Pictet Asset Management (Pictet) to sub-advise the Fund. Below, Portfolio Managers Andres Sanchez Balcazar, CFA, David Bopp, CFA, and Thomas Hansen, CFA discuss positioning, performance and results for the fiscal period ended September 30, 2018. The team has managed the Fund since its inception in January 2016 and has an average of 14 years’ experience.

Fiscal Year Performance

For the 12 months ended September 30, 2018
Ivy Pictet Targeted Return Bond Fund
(Class A shares at net asset value)	-0.22%
Ivy Pictet Targeted Return Bond Fund
(Class A shares including sales load)	-5.98%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index	1.52%
(generally reflects the performance of U.S. Treasury Bills with a remaining maturity between 1-3 months)
Lipper Alternate Credit Focus Funds Universe Average	0.75%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Market update — rates

The fiscal year ending September 2018 was one of continued, steady interest rate hikes by the U.S. Federal Reserve (Fed) that began the prior year. The Fed closed 2017 with its third interest rate hike that year and the end of Janet Yellen’s tenure as Fed Chair. U.S. rates rose, not only on higher policy rates, but also on the passage of sweeping tax reforms passed by Congress in late 2017 and the announcement of stimulative fiscal spending programs.

The beginning of 2018 saw a sharp selloff in the U.S. Treasury market on solid growth data, higher inflation and the announcement from the U.S. Treasury of larger-than-estimated borrowing needs. However, while the Fed continued to hike rates in March, new Fed Chair Jerome Powell struck a dovish tone at his first press conference and downplayed the importance of the Fed “dots”, which calmed the markets.

Yields also rose at the start of the fiscal year in Europe, where the European Central Bank (ECB) announced plans to unwind its bond purchase program. However, the plan was a cautious one, with monthly purchases to halve, but with the program extended until at least late 2018. ECB President Draghi commented that there would be ‘no sudden end to the buying’ and interest rates would remain stable for some time, yet later emphasized that inflation is the ECB’s primary focus. The ECB raised its gross domestic product (GDP) forecasts for the eurozone, commenting that economic expansion in the eurozone was broad-based and solid across sectors and countries.

The Bank of England (BoE) hiked its benchmark rate to 0.5% in late 2017, its first rate hike in a decade, after U.K. inflation breached 3%, following the continued lack of clarity and progress around Brexit negotiations. The Bank of Korea joined the BoE in raising rates; it was that bank’s first increase since 2011, but done with the intent to prevent capital outflows should the U.S. Fed hike rates further.

In Japan, Shinzo Abe’s decision to hold a snap election resulted in a landslide victory for him and his economic reforms and continued loose monetary policies. The Bank of Japan’s policy of targeting the yield curve remained in place.

While growth and monetary policy divergence between the U.S. and the rest of the developed world was the theme for the first half of 2018, the realignment of developed market central bank policy and, to a lesser extent, growth and inflation have contributed to a more synchronized global rates move since the start of the third quarter of 2018.

Spreads

Spread markets performed well at the start of the fiscal year on continued investor appetite, but the year saw weakness during periods of volatility, driven by higher base rates, increased concerns over trade wars and pressures in Europe. Investor appetite initially supported both new issuance and secondary markets, despite idiosyncratic corporate events temporarily unsettling credit markets. The anticipated rate hikes in the U.S. and the U.K. initially were well absorbed by financials and corporates, which had improved balance sheets in recent years. Yet, with the exception of U.S. high yield, negative sentiment crept into developed market credit over the summer, particularly in the European subordinated financial sector which is most exposed to respective domestic economies, but stabilized by the end of the fiscal year.

108	ANNUAL REPORT	2018

Emerging markets also performed well at the start of the fiscal year, despite country-specific headlines causing some nervousness. South Africa was downgraded below investment grade by S&P on concerns over rising debt levels; Venezuela failed to make payments on two bond issues; and a corruption crack-down in Saudi Arabia, which ensnared a significant portion of the Saudi royal family, was potentially a positive sign of reform or a negative power crack-down. Argentina and Turkey were among the worst performing emerging-market countries this year, with the former turning to the International Monetary Fund (IMF) for aid in the face of deepening concerns over a gaping fiscal deficit, skyrocketing inflation and pressing debt obligations, while the latter suffered from the lack of government credibility and U.S. sanctions. China concluded its five-yearly plenum in October with President Xi Jiping cementing his authority and plans to continue China’s structural re-balancing. However, later in the fiscal year, escalating trade tensions between China and the U.S. and a slowdown in emerging economies weighed on emerging markets. Sentiment improved by the end of the period, likely due to various policy easing measures announced by China and stabilization in the Chinese yuan. The reconciliatory reaction from China after the U.S. implemented tariffs on $200 billion of Chinese goods, as well as its pledge to step up infrastructure investment, supported emerging-market assets. Both hard currency sovereign debt and corporate credit rallied in the last quarter of the period.

Developed market government spreads were mixed over the fiscal year, despite upgrades from S&P for both Italy and Spain at the start of the period. Italian sovereign bonds were among the worst performing asset classes in the second half of the period. After several weeks of uncertainty following the general election in the spring, and a few changes in policy direction, a populist coalition government in Italy was formed, with a common critical attitude towards Europe and a willingness to implement fiscal stimulus. At the time, contagion from the Italian political saga spilled over to Spanish and Portuguese government bonds on concerns of populism there.

Italian spreads continued to widen at the end of the fiscal year after the government agreed on a budget deficit of 2.4% of GDP over the next three years, much higher than the 1.6% budget previously proposed. The higher budget deficit is at odds with the European Union (EU) which requires a sustained fiscal adjustment from the indebted country. After having been upgraded at the start of the fiscal year by some agencies, the probability of a downgrade by rating agencies increased with Moody’s and S&P scheduled to reveal their assessment of Italy by the end of October 2018. However, the spread widening was broadly contained in Italy, as Spain and Portugal saw unchanged to slightly-tighter spreads this past quarter.

Foreign exchange

The U.S. dollar ended the fiscal period strongly after initial dollar weakness and emerging-market strength. Dollar weakness continued into 2018 when the “twin deficit” (fiscal and current account deficits) became the main focus of the market. However, the currency pared back some losses later in the first quarter thanks to denuclearization news from North Korea. U.S. dollar weakness reversed in the second half of the fiscal period as the dollar outperformed all its G10 peers and almost all major emerging-market currencies over the summer. A divergence of growth momentum and policy rates between the U.S. and the rest of world and the prevailing risk-off sentiment sent the trade-weighted U.S. dollar back to its highest level since mid-2017.

Prospects for better growth in Europe supported the euro, which was bolstered by ECB comments that forward guidance would be used as a tool to achieve their inflation target. The strong performance by the euro initially slowed as Brexit negotiations with the U.K. dragged and economic data in the region was mixed.

After outperforming most emerging-market currencies for much of the year, the Chinese yuan switched direction in June, weakening on trade tensions, signs of a slowing economy and the Peoples Bank of China’s (PBoC) monetary easing measures.

Fund performance

The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index, and Lipper peer group for the fiscal year.

4Q17 performance analysis

The Fund outperformed its benchmark during the quarter. The Fund’s spread positions were the largest contributor to performance, with strong performance from emerging-market hard currency debt, developed market investment grade and high yield. Rates positioning in the U.S. detracted from performance over the quarter as U.S. rates moved higher. Performance from our foreign exchange (FX) positions detracted over the quarter, given our short FX exposure versus long U.S. dollar.

2018	ANNUAL REPORT	109

1Q18 performance analysis

The Fund underperformed its benchmark in the first quarter. The Fund’s rates positions had a positive contribution to the portfolio in the first quarter, thanks to the consolidation in rates in March. Our spreads positions detracted from performance, with most of the loss occurring in March from our European subordinated bank corporate holdings. The contribution from our FX positions was negative in the quarter, mainly coming from the underperformance of the U.S. dollar versus the South African rand and the Colombian peso.

2Q18 performance analysis

The Fund underperformed its benchmark in the second quarter. The contribution from the Fund’s rates positions was broadly neutral, as our long German bund duration and Italian curve flattener positions mitigated the loss from our long U.S. duration. Our spread positions detracted from performance, with most of the loss occurring in May from our European subordinated bank holdings. The contribution from our FX positions was positive this quarter, primarily from our long U.S. dollar versus short emerging-market currency positions and from our long Japanese yen versus short euro positon.

3Q18 performance analysis

The Fund outperformed its benchmark in the third quarter. The Fund’s rates positions detracted from performance, due to our long duration positions in both the U.S. Treasury and German bunds. Our spreads positions, in both developed and emerging markets, contributed positively. The contribution from our FX positions was negative, due mainly to our long positions in the Japanese yen and Argentine peso. However, our short positions in the euro and South African rand mitigated the loss to some extent.

Outlook

The U.S. economy seems to be powering ahead, where there is mounting evidence that China and Europe peaked at some point towards the end of 2017. Our explanation is quite simply that there is a substantial divergence still in place between U.S. fiscal policy and fiscal policy in the rest of the world, which we believe is unlikely to change anytime soon. In Europe, the discussions continue to be around the EU members’ adherence to the Maastricht criteria, as evidenced by the recent discussions between the EU commission and the newly-formed Italian government. In China, the government is constrained by the weight of the social security deficit and the implicit liabilities the government has vis-a-vis the state owned enterprises and the stability critical sectors like banks and asset management companies.

The U.S. policy mix of tight monetary policy and loose fiscal policy has favored the U.S. dollar since the second quarter of 2018. U.S. assets, except for U.S. Treasuries, have outperformed the rest of the world assets. The recent sell-off in U.S. rates to 3.25% for 10-year yields confirms this bullishness on the U.S. economy. Yet, we sense the market is getting a bit ahead of itself regarding the prospects for the U.S. economy for 2019. First of all, the prospects of additional tax reform are dim as the democrats are likely to regain control of the House of Representatives. Therefore, we believe the positive impulse of increase in the deficit in the U.S. will start fading in the second quarter of 2019. Second, the economy has become increasingly sensitive to corrections in the oil price as capital expenditure has been largely concentrated in the oil industry in the Midwest of the country. Third, it will be hard for the U.S. to continue steaming ahead on its own when the rest of the world decelerates, in part due to higher U.S. rates and in absence of further fiscal stimulus. From our perspective, it makes sense to reduce the Fund’s U.S. dollar long positions and increase our U.S. Treasury and bond durations.

Performance shown at net asset value (NAV) does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or principal due to cash flow problems, insufficient foreign currency reserves or political concerns.

110	ANNUAL REPORT	2018

Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.

The use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Pictet Targeted Return Bond Fund.

2018	ANNUAL REPORT	111

PORTFOLIO HIGHLIGHTS	IVY PICTET TARGETED RETURN BOND FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Purchased Options	0.6%
Bonds	85.0%
Corporate Debt Securities	41.4%
Other Government Securities	24.5%
United States Government and Government Agency Obligations	19.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	14.4%

Quality Weightings

Investment Grade	65.0%
AAA	22.8%
AA	9.4%
A	8.2%
BBB	24.6%
Non-Investment Grade	20.0%
BB	14.5%
B	5.4%
Non-rated	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+ and Purchased Options	15.0%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

Europe	39.8%
United Kingdom	6.1%
Germany	6.0%
Norway	5.1%
France	4.4%
Netherlands	3.9%
Other Europe	14.3%
North America	29.3%
United States	26.3%
Other North America	3.0%
Pacific Basin	6.3%
Japan	0.5%
Other Pacific Basin	5.8%
Other	4.8%
South America	2.3%
Africa	1.5%
Bahamas/Caribbean	1.0%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	15.0%

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

112	ANNUAL REPORT	2018

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PICTET TARGETED RETURN BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class N	Class Y
1-year period ended 9-30-18	-5.98%	-0.85%	0.03%	0.25%	-0.22%
5-year period ended 9-30-18	—	—	—	—	—
10-year period ended 9-30-18	—	—	—	—	—
Since Inception of Class through 9-30-18(4)	-1.04%	0.44%	1.37%	1.49%	1.15%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class N and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	1-4-16 for Class A shares, 1-4-16 for Class C shares, 1-4-16 for Class I shares, 1-4-16 for Class N shares and 1-4-16 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2018	ANNUAL REPORT	113

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2018

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount	Value
EUR versus USD:
Call $1.18, Expires 11-19-18, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	17,853,649	17,854	$101
Put $1.21, Expires 2-22-19, OTC (Ctrpty: Deutsche Bank AG)	23,053,649	23,053	775
Euro-Bund December Futures:
Call EUR163.00, Expires 10-26-18(A)	37	3,700	2
Call EUR161.50, Expires 11-23-18(A)	72	7,200	21
Call EUR165.50, Expires 11-23-18(A)	93	9,300	4
iTraxx Europe Crossover Series 29 Index,
Put EUR350.00, Expires 10-17-18, OTC (Ctrpty: Deutsche Bank AG)(A)	5,900,000	5,900	1
iTraxx Europe Crossover Series 30 Index,
Put EUR325.00, Expires 12-19-18, OTC (Ctrpty: Morgan Stanley & Co., Inc.)(A)	6,100,000	6,100	28
NZD versus USD,
Call $0.71, Expires 8-16-19, OTC (Ctrpty: Goldman Sachs International)	29,662,000	29,662	235
U.S. 10-Year Treasury Note December Futures,
Call $133.50, Expires 11-23-18	100	10,000	1
U.S. 30-Year Treasury Bond December Futures,
Call $179.00, Expires 11-23-18	101	10,100	1
U.S. 5-Year Treasury Note December Futures:
Put $112.25, Expires 11-23-18	259	25,900	67
Call $121.25, Expires 11-23-18	103	10,300	—	*

PURCHASED OPTIONS (Continued)	Number of Contracts (Unrounded)	Notional Amount	Value
USD versus BRL,
Put $3.88, Expires 11-26-18, OTC (Ctrpty: Goldman Sachs International)	7,288,000	7,288	$127
USD versus TWD:
Put $27.20, Expires 3-21-19, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	4,500,000	4,500	—	*
Call $29.48, Expires 3-21-19, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	4,500,000	4,500	116

TOTAL PURCHASED OPTIONS – 0.6%			$1,479
(Cost: $1,084)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.3%
PVH Corp.,
3.125%, 12-15-27(A)	EUR	540	623

Auto Parts & Equipment – 0.2%
Nemak S.A.B. de C.V.,
3.250%, 3-15-24(A)(B)		365	433

Automobile Manufacturers – 0.3%
Volkswagen International Finance N.V.:
1.875%, 3-30-27(A)		200	229
3.500%, 12-29-49(A)		490	525

			754

Restaurants – 0.2%
Starbucks Corp.,
2.700%, 6-15-22		$600	585

Total Consumer Discretionary – 1.0%			2,395
Consumer Staples

Brewers – 1.6%
Anheuser-Busch Inbev S.A./N.V. (GTD by AB INBEV/BBR/COB):
0.625%, 3-17-20(A)	EUR	770	903
2.650%, 2-1-21		$739	728
3.300%, 2-1-23		945	933
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB),
4.750%, 4-15-58		1,225	1,187

			3,751

Drug Retail – 0.4%
CVS Health Corp.,
5.050%, 3-25-48		822	840

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Drug Retail (Continued)
CVS Health Corp. (3-Month U.S. LIBOR plus 63 bps),
2.957%, 3-9-20(C)		$230	$231

			1,071

Food Retail – 0.4%
Iceland Bondco plc,
4.625%, 3-15-25(A)(B)	GBP	770	926

Total Consumer Staples – 2.4%			5,748
Energy

Integrated Oil & Gas – 2.6%
Nexen Energy ULC,
6.400%, 5-15-37		$458	554
Pemex Project Funding Master Trust (GTD by Petroleos Mexicanos),
6.625%, 6-15-35		1,090	1,083
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.):
4.750%, 1-14-25(A)	EUR	300	359
5.999%, 1-27-28		$302	279
6.625%, 1-16-34(A)	GBP	200	253
Petroleos Mexicanos,
5.350%, 2-12-28(B)		$669	630
PT Perusahaan Gas Negara Tbk,
5.125%, 5-16-24		400	403
Raizen Fuels Finance Ltd.,
5.300%, 1-20-27(B)		589	554
Total Capital International S.A.,
3.700%, 1-15-24		900	906
Total S.A.,
2.250%, 12-29-49(A)	EUR	1,075	1,281

			6,302

Oil & Gas Exploration & Production – 1.5%
BP Capital Markets plc (GTD by BP plc),
3.224%, 4-14-24		$1,140	1,114
Eni USA, Inc.,
7.300%, 11-15-27		740	875
Gazprom OAO Via Gaz Capital S.A.,
4.250%, 4-6-24(A)	GBP	550	713
Oil and Gas Holding Co.,
7.500%, 10-25-27		$400	394
ONGC Videsh Vankorneft Pte. Ltd. (GTD by Oil and Natural Gas Corp. Ltd.),
3.750%, 7-27-26		508	468

			3,564

Oil & Gas Storage & Transportation – 0.4%
Kunlun Energy Co. Ltd.,
3.750%, 5-13-25		464	451
TransCanada PipeLines Ltd.,
5.300%, 3-15-77		593	564

			1,015

Total Energy—4.5%			10,881

114	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Financials

Asset Management & Custody Banks – 0.4%
Charming Light Investments Ltd.,
4.375%, 12-21-27		$258	$244
China Cinda Finance (2017) I Ltd.,
4.400%, 3-9-27		808	777

			1,021

Diversified Banks – 12.2%
ABN AMRO Bank N.V.,
2.875%, 1-18-28(A)	EUR	300	369
Allied Irish Banks plc,
7.375%, 12-29-49(A)		400	508
Banco Bilbao Vizcaya Argentaria S.A.,
5.875%, 8-24-66(A)		400	471
Banco Santander S.A.,
6.750%, 7-25-66(A)		800	1,001
Bank of Communications Co. Ltd.,
3.625%, 10-3-26(A)		804	960
Bank of Ireland Group plc,
3.125%, 9-19-27(A)	GBP	390	490
Bank of Nova Scotia (The),
4.650%, 4-12-66		$360	338
Bankia S.A.,
6.000%, 10-18-66(A)	EUR	600	704
Banque Federative du Credit Mutuel,
2.625%, 3-31-27(A)		2,000	2,374
Barclays plc:
3.125%, 1-17-24(A)	GBP	400	518
5.875%, 12-15-65(A)		400	495
Belfius Bank S.A.,
3.625%, 4-16-67(A)	EUR	600	581
BNP Paribas S.A.:
3.375%, 1-9-25(B)		$850	805
7.000%, 2-16-67(B)		200	201
CaixaBank S.A.:
5.250%, 6-23-66(A)	EUR	400	431
6.750%, 9-13-66(A)		400	501
Commerzbank AG,
8.125%, 9-19-23		$300	342
Coventry Building Society,
6.375%, 12-29-49(A)	GBP	685	910
Credit Agricole S.A.,
6.500%, 6-23-66(A)	EUR	790	1,004
CYBG plc:
3.125%, 6-22-25(A)	GBP	400	501
5.000%, 2-9-26(A)		158	211
8.000%, 6-8-66(A)		500	666
DNB Bank ASA,
5.750%, 3-26-66		$400	400
Erste Group Bank AG,
6.500%, 10-15-66(A)	EUR	600	744
European Investment Bank,
1.250%, 12-16-19		$183	180
HSBC Holdings plc:
6.875%, 12-29-49		400	414
6.250%, 9-23-66		506	504
Ibercaja Banco S.A.,
7.000%, 7-6-66(A)	EUR	400	465

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Diversified Banks (Continued)
Intesa Sanpaola S.p.A.:
1.750%, 3-20-28(A)	EUR	731	$761
6.250%, 11-16-66(A)		200	231
Intesa Sanpaolo S.p.A.:
1.125%, 3-4-22(A)		551	627
6.625%, 9-13-23(A)		613	825
Lloyds Banking Group plc:
1.000%, 11-9-23(A)		390	444
1.500%, 9-12-27(A)		200	223
Mediobanca S.p.A.,
0.625%, 9-27-22(A)		1,192	1,312
Mediobanca S.p.A. (3-Month EURIBOR plus 80 bps),
0.481%, 5-18-22(A)(C)		165	184
Royal Bank of Scotland Group plc (The):
6.125%, 12-15-22		$310	325
1.750%, 3-2-26(A)	EUR	1,000	1,130
Santander UK Group Holdings plc,
3.571%, 1-10-23		$500	486
Skandinaviska Enskilda Banken AB,
5.750%, 11-29-49		810	815
Societe Generale S.A.,
1.125%, 1-23-25(A)	EUR	1,000	1,129
Toronto-Dominion Bank (3-Month U.S. LIBOR plus 26 bps),
2.594%, 9-17-20(C)		$386	386
UniCredit S.p.A.:
1.000%, 1-18-23(A)	EUR	1,000	1,094
5.861%, 6-19-32		$600	535
6.625%, 12-3-66(A)	EUR	400	459
Unione di Banche Italiane S.p.A.:
0.750%, 10-17-22(A)		303	329
4.450%, 9-15-27(A)		805	921

			29,304

Diversified Capital Markets – 0.7%
Credit Suisse Group AG,
3.869%, 1-12-29(B)		$660	621
Investec plc,
6.750%, 12-5-66(A)	GBP	500	652
RBS Capital Trust II,
6.425%, 12-31-66		$280	331

			1,604

Investment Banking & Brokerage – 0.8%
Macquarie Group Ltd.,
3.189%, 11-28-23(B)		921	884
Morgan Stanley (3-Month U.S. LIBOR plus 140 bps),
3.742%, 10-24-23(C)		980	1,007

			1,891

Life & Health Insurance – 1.4%
China Life Insurance Co. Ltd.,
4.000%, 7-3-75		493	483
Credit Agricole Assurances S.A.,
2.625%, 1-29-48(A)	EUR	400	425
Just Group plc,
3.500%, 2-7-25(A)	GBP	400	468

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Life & Health Insurance (Continued)
Metropolitan Life Global Funding I,
3.450%, 12-18-26(B)		$568	$555
NN Group N.V.:
4.625%, 1-13-48(A)	EUR	241	299
4.500%, 7-15-66(A)		600	734
Phoenix Group Holdings,
5.750%, 10-26-66(A)	GBP	300	344

			3,308

Multi-Line Insurance – 1.4%
American International Group, Inc.,
4.750%, 4-1-48		$707	691
ASR Nederland N.V.,
5.125%, 9-29-45(A)	EUR	200	256
Assicurazioni Generali S.p.A.,
5.000%, 6-8-48(A)		600	710
Aviva plc,
3.375%, 12-4-45(A)		434	508
Axa S.A.:
3.250%, 5-28-49(A)		600	682
3.875%, 10-8-66(A)		500	608

			3,455

Property & Casualty Insurance – 0.5%
Chubb INA Holdings, Inc. (GTD by Chubb Ltd.),
2.500%, 3-15-38(A)		487	570
Direct Line Insurance Group plc,
4.750%, 6-7-66(A)	GBP	600	665

			1,235

Regional Banks – 0.2%
Fidelity Bank plc,
10.500%, 10-16-22(B)		$580	591

Specialized Finance – 2.5%
Huarong Finance 2017 Co. Ltd.,
4.250%, 11-7-27		354	324
Huarong Finance II Co. Ltd.,
2.875%, 3-14-67		231	213
Japan Finance Organization for Municipalities,
2.125%, 10-25-23(B)		340	318
John Deere Capital Corp.,
1.250%, 10-9-19		618	609
Kommunalbanken A.S.,
1.500%, 8-31-21(B)		686	656
NewDay Bondco plc,
7.375%, 2-1-24(A)	GBP	200	247
Siemens Financieringsmaatschappij N.V.,
2.200%, 3-16-20(B)		$1,028	1,015
Syngenta Finance N.V.,
5.676%, 4-24-48(B)		300	269
Tesco Corporate Treasury Services plc,
1.375%, 7-1-19(A)	EUR	540	633
Vonovia Finance B.V.:
1.750%, 1-25-27(A)		800	922
4.000%, 12-29-49(A)		600	740

			5,946

2018	ANNUAL REPORT	115

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Thrifts & Mortgage Finance – 0.3%
Deutsche Pfandbriefbank AG,
2.875%, 6-28-27(A)	EUR	700	$809

Total Financials — 20.4%			49,164
Health Care

Life Sciences Tools & Services – 0.2%
Thermo Fisher Scientific, Inc.,
2.875%, 7-24-37(A)		350	414

Pharmaceuticals – 1.0%
Bayer AG,
3.000%, 7-1-75(A)		746	885
Bayer U.S. Finance II LLC:
4.625%, 6-25-38(B)		$268	256
4.875%, 6-25-48(B)		257	249
Teva Pharmaceutical Finance II B.V.:
3.250%, 4-15-22(A)	EUR	147	177
1.250%, 3-31-23(A)		300	328
1.125%, 10-15-24(A)		200	207
1.875%, 3-31-27(A)		300	299

			2,401

Total Health Care—1.2%			2,815
Industrials

Construction & Engineering – 0.2%
Ferrovial Netherlands B.V.,
2.124%, 5-14-66(A)		390	416

Industrial Conglomerates – 0.1%
Thyssenkrupp AG,
3.125%, 10-25-19(A)		343	408

Marine Ports & Services – 0.6%
CCCI Treasure Ltd. (GTD by China Communications Construction Co. Ltd.),
3.500%, 12-29-49		$834	824
DP World Ltd.,
6.850%, 7-2-37		520	595

			1,419

Total Industrials—0.9%			2,243
Information Technology

Internet Software & Services – 0.1%
Tencent Holdings Ltd.,
3.595%, 1-19-28(B)		418	395

IT Consulting & Other Services – 0.2%
Capgemini SE,
1.750%, 7-1-20(A)	EUR	400	477

Semiconductors – 0.2%
STATS ChipPAC Ltd.,
8.500%, 11-24-20		$400	412

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Systems Software – 0.3%
Microsoft Corp.,
4.250%, 2-6-47		$702	$736

Technology Hardware, Storage & Peripherals – 1.1%
Apple, Inc.,
3.200%, 5-11-27		1,093	1,056
Hewlett Packard Enterprise Co.:
2.100%, 10-4-19(B)		610	604
4.900%, 10-15-25(D)		563	579
6.350%, 10-15-45(D)		310	318
Hewlett Packard Enterprise Co. (3-Month U.S. LIBOR plus 72 bps),
3.104%, 10-5-21(C)		97	97

			2,654

Total Information Technology—1.9%			4,674
Materials

Diversified Chemicals – 0.6%
CNAC (HK) Finbridge Co. Ltd.,
1.750%, 6-14-22(A)	EUR	578	667
Dow Chemical Co. (The),
4.375%, 11-15-42		$892	845

			1,512

Diversified Metals & Mining – 0.2%
Glencore Finance (Europe) S.A. (GTD by Glencore Xstrata plc, Glencore International AG and Xstrata (Schweiz) AG),
3.375%, 9-30-20(A)	EUR	507	624

Fertilizers & Agricultural Chemicals – 0.5%
Israel Chemicals Ltd.,
6.375%, 5-31-38		$1,120	1,119

Paper Products – 0.3%
Domtar Corp.:
6.250%, 9-1-42		476	467
6.750%, 2-15-44		200	209

			676

Precious Metals & Minerals – 0.3%
China Minmetals Corp.,
3.750%, 5-13-67		725	670

Steel – 0.6%
CSN Islands XI Corp.,
6.875%, 9-21-19		470	467
Vale Overseas Ltd.,
6.250%, 8-10-26		500	548
Vallourec S.A.,
2.250%, 9-30-24(A)	EUR	500	485

			1,500

Total Materials – 2.5%			6,101

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Real Estate

Diversified Real Estate Activities – 0.8%
CPI Property Group S.A.,
4.375%, 11-9-66(A)	EUR	500	$557
Inmobiliaria Colonial Socimi S.A.,
2.500%, 11-28-29(A)		1,000	1,128
Vanke Real Estate (Hong Kong) Co. Ltd.,
3.975%, 11-9-27		$335	302

			1,987

Diversified REITs – 0.1%
Aroundtown S.A.,
3.000%, 10-16-29(A)	GBP	200	245

Real Estate Development – 0.6%
China Evergrande Group,
8.250%, 3-23-22		$300	297
Longfor Properties Co. Ltd.,
4.500%, 1-16-28		1,008	909
Theta Capital Pte Ltd.,
7.000%, 4-11-22		400	336

			1,542

Real Estate Operating Companies – 0.6%
Grand City Properties S.A.:
1.500%, 2-22-27(A)	EUR	700	768
2.500%, 10-24-66(A)		500	556

			1,324

Residential REITs – 0.6%
ADLER Real Estate AG,
2.125%, 2-6-24(A)		936	1,060
Akelius Residential Property AB,
3.875%, 10-5-78(A)		300	348

			1,408

Total Real Estate – 2.7%			6,506

Telecommunication Services

Integrated Telecommunication Services – 1.5%
AT&T, Inc.,
4.250%, 6-1-43(A)	GBP	353	475
DKT Finance ApS,
9.375%, 6-17-23(B)		$254	267
Koninklijke KPN N.V.,
7.500%, 2-4-19(A)	EUR	540	643
Telefonica Europe B.V.:
2.625%, 6-7-66(A)		700	775
3.875%, 9-22-66(A)		400	436
Verizon Communications, Inc.,
5.500%, 3-16-47		$860	938

			3,534

116	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Wireless Telecommunication Service – 1.6%
Bharti Airtel Ltd.,
4.375%, 6-10-25		$1,047	$969
SoftBank Group Corp.:
5.000%, 4-15-28(A)	EUR	218	252
4.000%, 9-19-29(A)		450	473
Vodafone Group plc:
2.950%, 2-19-23		$500	482
2.875%, 11-20-37(A)	EUR	770	893
5.250%, 5-30-48		$842	844

			3,913

Total Telecommunication Services – 3.1%			7,447

Utilities

Electric Utilities – 0.5%
ENEL S.p.A.,
3.375%, 11-24-81(A)	EUR	400	441
Perusahaan Listrik Negara,
6.150%, 5-21-48(B)		$400	415
State Grid Europe Development (2014) plc,
1.500%, 1-26-22(A)	EUR	309	367

			1,223

Gas Utilities – 0.2%
Origin Energy Finance Ltd.:
2.875%, 10-11-19(A)		200	239
2.500%, 10-23-20(A)		300	364

			603

Multi-Utilities – 0.1%
Berkshire Hathaway Energy Co.,
3.250%, 4-15-28		$134	127

Total Utilities – 0.8%			1,953

TOTAL CORPORATE DEBT SECURITIES – 41.4%			$99,927
(Cost: $102,802)

OTHER GOVERNMENT SECURITIES(E)

Angola – 0.1%
Republic of Angola,
9.375%, 5-8-48 (B)		200	211

Argentina – 0.3%
Republic of Argentina:
0.000%, 6-21-20 (A)(F)	ARS	7,350	213
0.000%, 12-31-33 (A)(F)		2,579	492

			705

Bermuda – 0.3%
Government of Bermuda,
4.854%, 2-6-24		$730	760

OTHER GOVERNMENT SECURITIES(E) (Continued)	Principal		Value
Brazil – 0.7%
Brazil Notas do Tesouro Nacional:
0.000%, 1-1-21 (A)(F)	BRL	1,574	$394
0.000%, 1-1-25 (A)(F)		5,584	1,303

			1,697

Canada – 0.7%
Province of Ontario:
3.000%, 9-28-20 (A)	EUR	620	767
2.550%, 2-12-21		$487	480
2.250%, 5-18-22		540	521

			1,768

Columbia – 0.3%
Republic of Colombia,
6.125%, 1-18-41		623	706

Croatia – 0.2%
Republic of Croatia,
6.000%, 1-26-24		400	435

Dominican Republic – 0.1%
Dominican Republic,
6.000%, 7-19-28		234	238

Egypt – 0.8%
Arab Republic of Egypt:
4.750%, 4-16-26 (A)	EUR	416	462
7.500%, 1-31-27		$1,120	1,140
8.500%, 1-31-47 (B)		277	278

			1,880

Germany – 4.5%
Bundesrepublik Deutschland:
0.500%, 2-15-28 (A)	EUR	409	478
1.250%, 8-15-48 (A)		8,600	10,416

			10,894

Greece – 0.4%
Hellenic Republic,
3.500%, 1-30-23 (A)		800	938

Indonesia – 0.4%
Indonesia Government Bond:
3.700%, 1-8-22 (B)		$310	308
8.500%, 10-12-35		200	274
Republic of Indonesia,
6.625%, 2-17-37		300	351

			933

Ireland – 0.4%
Bank of Ireland,
7.375%, 12-29-49 (A)	EUR	400	502
Irish Government Bond,
2.400%, 5-15-30 (A)		343	451

			953

OTHER GOVERNMENT SECURITIES(E) (Continued)	Principal		Value
Japan – 0.1%
Japan Finance Organization for Municipalities,
2.125%, 3-6-19		$290	$289

Lebanon – 0.2%
Lebanese Republic,
5.150%, 11-12-18		500	496

Luxembourg – 0.2%
Amigo Luxembourg S.A.,
7.625%, 1-15-24 (A)	GBP	290	376

Mexico – 0.6%
Mexican Bonos,
10.000%, 12-5-24 (A)	MXN	22,750	1,347

Norway – 4.4%
Norway Government Bond:
3.000%, 3-14-24 (A)	NOK	30,175	3,968
1.750%, 2-17-27 (A)		54,210	6,596

			10,564

Oman – 0.2%
Oman Government Bond,
6.750%, 1-17-48		$400	389

Panama – 0.7%
Republic of Panama:
7.125%, 1-29-26		500	596
9.375%, 4-1-29		816	1,157

			1,753

Peru – 0.8%
Republic of Peru:
7.350%, 7-21-25		617	756
8.750%, 11-21-33		785	1,160

			1,916

Portugal – 2.7%
Obrigacoes do Tesouro,
2.125%, 10-17-28 (A)	EUR	5,472	6,495

Qatar – 0.4%
Qatar Government Bond,
5.103%, 4-23-48		$900	936

Saudi Arabia – 0.6%
Saudi Arabia Government Bond:
4.625%, 10-4-47		200	193
4.625%, 10-4-47 (B)		1,325	1,276

			1,469

South Africa – 1.3%
Republic of South Africa:
5.875%, 9-16-25		427	434
3.750%, 7-24-26 (A)	EUR	101	122
9.000%, 1-31-40 (A)	ZAR	38,060	2,476

			3,032

2018	ANNUAL REPORT	117

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2018

OTHER GOVERNMENT SECURITIES(E) (Continued)	Principal		Value
South Korea – 0.3%
Korea National Oil Corp.,
2.875%, 3-27-22 (B)		$731	$709

Spain – 0.6%
Telefonica Emisiones S.A.U.,
4.693%, 11-11-19 (A)	EUR	1,200	1,466

Sri Lanka – 0.5%
Republic of Sri Lanka:
6.850%, 11-3-25		$757	747
6.200%, 5-11-27 (B)		380	356

			1,103

Sweden – 0.7%
Kingdom of Sweden,
0.125%, 4-24-23 (A)(B)	EUR	1,470	1,712

Tunisia – 0.3%
Banque Centrale de Tunisie,
5.625%, 2-17-24(A)		606	688

Turkey – 0.3%
Turkey Government Bond:
3.500%, 2-20-19 (A)	TRY	3,643	604
6.000%, 3-25-27		$200	182

			786

United Arab Emirates – 0.4%
Abu Dhabi Government Bond,
2.500%, 10-11-22 (B)		960	924

TOTAL OTHER GOVERNMENT SECURITIES – 24.5%			$58,568
(Cost: $60,644)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
Treasury Obligations – 19.1%
U.S. Treasury Bonds,
4.500%, 2-15-36	$976	$1,158
U.S. Treasury Notes:
2.000%, 2-28-21	12,491	12,242
1.250%, 10-31-21	428	407
1.875%, 2-28-22(G)	12,110	11,707
1.375%, 6-30-23(H)	1,810	1,685
2.625%, 6-30-23	2,400	2,366
1.250%, 7-31-23	2,050	1,894
1.375%, 8-31-23	854	793
2.500%, 1-31-25	8,890	8,636
2.000%, 2-15-25	352	331
2.000%, 11-15-26	440	407
2.375%, 5-15-27(H)	2,940	2,792
2.250%, 11-15-27(H)	1,590	1,488

		45,906

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 19.1%		$45,906
(Cost: $46,486)

SHORT-TERM SECURITIES	Principal		Value
Japan Government Treasury Bills – 3.7%
Japan Government Treasury Bills,
0.000%, 12-10-18 (A)(K)	JPY	1,000,000	$8,803

Master Note – 1.2%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.470%, 10-5-18(I)		$2,914	2,914

United Kingdom Government Treasury Bills – 5.4%
United Kingdom Government Treasury Bills,
0.650%, 10-15-18 (A)(K)	GBP	10,000	13,031

TOTAL SHORT-TERM SECURITIES – 10.3%			$24,748
(Cost: $24,985)

TOTAL INVESTMENT SECURITIES – 95.9%			$230,628
(Cost: $236,001)

CASH AND OTHER ASSETS, NET OF LIABILITIES(J) – 4.1%			9,900

NET ASSETS – 100.0%			$240,528

Notes to Schedule of Investments

*	Not shown due to rounding.
(A)

Principal amounts are denominated in the indicated foreign currency, where applicable (ARS — Argentine Peso, AUD — Australian Dollar, BRL — Brazilian Real, CAD — Canadian Dollar, CZK — Czech Koruna, EUR — Euro, GBP — British Pound, HUF — Hungarian Forint, JPY — Japanese Yen, MXN — Mexican Peso, NOK — Norwegian Krone, SEK — Swedish Krona, TRY — Turkish New Lira and ZAR — South African Rand).

(B)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018 the total value of these securities amounted to $16,418 or 6.8% of net assets.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Description of the reference rate and spread, if applicable, are included in the security description.

(D)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2018.

(E)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(F)	Zero coupon bond.

(G)	All or a portion of securities with an aggregate value of $1,286 have been pledged as collateral on open futures contracts.

(H)	All or a portion of securities with an aggregate value of $661 are held in collateralized accounts for OTC foreign forward currency contracts collateral.

118	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2018

(I)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(J)	Cash of $1,173 is held in collateralized accounts for centrally cleared swap agreement collateral.

(K)	Rate shown is the yield to maturity at September 30, 2018.

The following centrally cleared credit default swaps – sold protection (1) were outstanding at September 30, 2018:

Index	Receive Fixed Rate	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation
5-Year Credit Derivatives Index - High Yield	5.000%	12–20–22	4.032%	2,900	$229	$174	$55
5-Year Credit Derivatives Index - High Yield	5.000%	12–20–22	4.032	5,800	457	340	117
5-Year Credit Derivatives Index - High Yield	5.000%	12–20–22	4.032	4,600	362	306	56
Republic of South Africa	1.000%	6–20–22	2.215	100	(2)	(3)	1

					$1,046	$817	$229

The following over the counter credit default swaps – buy protection(4) were outstanding at September 30, 2018:

Referenced Obligation	Counterparty	(Pay) Fixed Rate	Maturity Date	Notional Amount(3)	Value	Upfront Payments/ (Receipts)	Unrealized Depreciation
Republic of Korea	Barclays Bank plc	(1.000%)	12-20-22	6,800	$(188)	$(83)	$(105)

The following over the counter credit default swaps – sold protection(1) were outstanding at September 30, 2018:

Referenced Obligation	Counterparty	Receive Fixed Rate	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	Barclays Bank plc	1.000%	6–20–23	7.908%	200	$(35)	$(26)	$(9)
Casino Guichard Perrachon SA	Barclays Bank plc	1.000%	6–20–23	7.908	300	(52)	(40)	(12)
Republic of South Africa	Citibank N.A.	1.000%	6–20–22	2.215	300	(7)	(9)	2
Republic of South Africa	Morgan Stanley & Co. International plc	1.000%	12–20–21	2.049	100	(2)	(5)	3

						$(96)	$(80)	$(16)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and/or deliver the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues, or an index as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2018	ANNUAL REPORT	119

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2018

The following forward foreign currency contracts were outstanding at September 30, 2018:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
South African Rand	77,150	U.S. Dollar	5,228	10–17–18	Barclays Capital, Inc.	$—		$217
New Taiwan Dollar	78,808	U.S. Dollar	2,567	12–12–18	Barclays Capital, Inc.	—		35
Australian Dollar	130	U.S. Dollar	94	10–17–18	Citibank N.A.	—		—	*
Czech Koruna	4,560	U.S. Dollar	208	10–17–18	Citibank N.A.	2		—
Hungarian Forint	400,840	U.S. Dollar	1,441	10–17–18	Citibank N.A.	1		—
Mexican Peso	72,560	U.S. Dollar	3,825	10–17–18	Citibank N.A.	—		42
New Zealand Dollar	300	U.S. Dollar	198	10–17–18	Citibank N.A.	—		1
U.S. Dollar	2,421	Philippine Peso	129,301	11–5–18	Citibank N.A.	—		35
U.S. Dollar	120	Brazilian Real	501	11–16–18	Citibank N.A.	4		—
Japanese Yen	1,000,291	U.S. Dollar	8,990	12–10–18	Citibank N.A.	138		—
Euro	4,228	Swedish Krona	44,200	10–17–18	Deutsche Bank AG	64		—
Norwegian Krone	87,500	U.S. Dollar	10,671	10–17–18	Deutsche Bank AG	—		87
Turkish New Lira	3,310	U.S. Dollar	526	10–17–18	Deutsche Bank AG	—		17
U.S. Dollar	4,842	Canadian Dollar	6,300	10–17–18	Deutsche Bank AG	37		—
South Korean Won	492,259	U.S. Dollar	437	11–5–18	Deutsche Bank AG	—		7
U.S. Dollar	1,828	Brazilian Real	7,200	11–16–18	Deutsche Bank AG	—		52
British Pound	10,000	U.S. Dollar	13,136	10–15–18	Goldman Sachs International	94		—
British Pound	9,450	U.S. Dollar	12,343	10–17–18	Goldman Sachs International	18		—
Euro	10,054	Japanese Yen	1,318,000	10–17–18	Goldman Sachs International	—		75
Euro	57,500	U.S. Dollar	67,381	10–17–18	Goldman Sachs International	540		—
New Zealand Dollar	364	Euro	206	10–17–18	Goldman Sachs International	—		2
Romanian Leu	330	Euro	71	10–17–18	Goldman Sachs International	—	*	—
Swedish Krona	21,291	Euro	2,066	10–17–18	Goldman Sachs International	3		—
Philippine Peso	133,405	U.S. Dollar	2,499	11–5–18	Goldman Sachs International	37		—
Brazilian Real	14,990	U.S. Dollar	3,644	11–16–18	Goldman Sachs International	—		54
Euro	2,072	Swedish Krona	22,000	12–4–18	Goldman Sachs International	70		—
Hungarian Forint	104,800	U.S. Dollar	381	10–17–18	Morgan Stanley International	4		—
U.S. Dollar	2,152	Indian Rupee	149,168	11–1–18	Morgan Stanley International	—		106
South Korean Won	7,702,132	U.S. Dollar	6,900	11–5–18	Morgan Stanley International	—		46

						$1,012		$776

120	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2018

The following futures contracts were outstanding at September 30, 2018 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
BTP Italian Government Bond	Long	2	12-6-18	200	$288	$2
Euro-Bobl 5-Year Bond	Short	35	12-6-18	3,500	(5,311)	26
Euro-Buxl 30-Year Bond	Long	14	12-6-18	1,400	2,833	(4)
Euro-OAT France Government 10-Year Bond	Short	110	12-6-18	11,000	(19,291)	163
Euro-Schatz	Long	1	12-6-18	100	130	— *
Euro-Bund 10-Year Bond	Short	94	12-10-18	9,400	(17,330)	95
U.S. 30-Year Treasury Bond	Short	101	12-19-18	10,100	(14,191)	403
U.S. 10-Year Treasury Note	Short	80	12-28-18	8,000	(9,503)	122
U.S. 10-Year Ultra Treasury Note	Long	34	12-28-18	3,400	4,284	(78)
U.S. 2-Year Treasury Note	Long	46	12-28-18	9,200	9,694	(28)
U.S. Treasury Ultra Long Bond	Short	18	12-28-18	1,800	(2,777)	109
United Kingdom Long Gilt	Short	41	12-28-18	4,100	(6,463)	76
U.S. 5-Year Treasury Note	Long	263	12-31-18	26,300	29,581	32

					$(28,056)	$918

The following centrally cleared interest rate swap agreements were outstanding at September 30, 2018:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount(A)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. International plc	Pay	28-Day Mexico Equilibrium Interbank Interest Rate	8.420%	8/10/2028	MXN3,018	$(19)	$—	$(19)
Morgan Stanley & Co. International plc	Pay	3-Month Canadian Dollar Offered Rate	2.668%	3/14/2028	CAD16,548	(156)	—	(156)
Morgan Stanley & Co. International plc	Pay	3-Month LIBOR	2.933%	6/22/2022	$33,306	(126)	—	(126)
Morgan Stanley & Co. International plc	Receive	3-Month LIBOR	2.860%	2/26/2025	10,246	108	—	108
Morgan Stanley & Co. International plc	Receive	3-Month LIBOR	2.398%	11/16/2045	4,397	376	—	376
Morgan Stanley & Co. International plc	Receive	3-Month Stockholm Interbank Offered Rate	1.223%	3/14/2028	SEK13,979	(20)	—	(20)
Morgan Stanley & Co. International plc	Receive	6-Month Bank Bill Swap Rate	2.481%	6/22/2022	AUD31,798	(148)	—	(148)
Morgan Stanley & Co. International plc	Receive	6-Month Prague Interbank Offered Rate	0.958%	7/3/2022	CZK6,361	293	—	293

						$308	$—	$308

The following over the counter interest rate swap agreements were outstanding at September 30, 2018:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount(A)	Value	Upfront Payments/ (Receipts)	Unrealized Appreciation (Depreciation)
Barclays Bank plc	Receive	6-Month Budapest Interbank Offered Rate	0.920%	4/5/2020	HUF13,744	$(77)	$—	$(77)
Barclays Bank plc	Receive	6-Month Budapest Interbank Offered Rate	0.920%	4/5/2020	2,240	(13)	(2)	(11)

						$(90)	$(2)	$(88)

2018	ANNUAL REPORT	121

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2018

The following written options were outstanding at September 30, 2018 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price(A)	Premium Received	Value
EUR versus USD	Morgan Stanley & Co., Inc.	Call	17,853,649	17,854	November 2018	$1.18	$178	$(101)
	Deutsche Bank AG	Put	17,853,649	17,854	February 2019	1.21	814	(600)
	Deutsche Bank AG	Put	5,200,000	5,200	February 2019	1.21	52	(175)
Euro-Bund December Futures	N/A	Put	37	3,700	October 2018	EUR 158.50	18	(27)
	N/A	Put	72	7,200	November 2018	157.00	23	(37)
iTraxx Europe Crossover Series 29 Index	Deutsche Bank AG	Call	5,900,000	5,900	October 2018	275.00	18	(10)
iTraxx Europe Crossover Series 30 Index	Morgan Stanley & Co., Inc.	Call	6,100,000	6,100	December 2018	250.00	11	(8)
USD versus BRL	Goldman Sachs International	Call	7,288,000	7,288	November 2018	$4.57	121	(62)
USD versus JPY	Morgan Stanley & Co., Inc.	Put	6,930,000	6,930	October 2018	107.40	46	(1)
USD versus TWD	Morgan Stanley & Co., Inc.	Put	4,500,000	4,500	March 2019	27.20	36	— *
	Morgan Stanley & Co., Inc.	Call	4,500,000	4,500	March 2019	29.48	123	(116)
USD versus ZAR	Morgan Stanley & Co., Inc.	Call	3,401,421	3,401	August 2019	18.07	101	(72)

							$1,541	$(1,209)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Purchased Options	$96	$1,383	$—
Corporate Debt Securities	—	99,927	—
Other Government Securities	—	58,568	—
United States Government Obligations	—	45,906	—
Short-Term Securities	—	24,748	—
Total	$96	$230,532	$—
Centrally Cleared Credit Default Swaps	$—	$229	$—
Forward Foreign Currency Contracts	$—	$1,012	$—
Futures Contracts	$1,028	$—	$—
Centrally Cleared Interest Rate Swaps	$—	$777	$—

Liabilities
Over the Counter Credit Default Swaps	$—	$284	$—
Forward Foreign Currency Contracts	$—	$776	$—
Futures Contracts	$110	$—	$—
Centrally Cleared Interest Rate Swaps	$—	$469	$—
Over the Counter Interest Rate Swaps	$—	$90	$—
Written Options	$64	$1,145	$—

122	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PICTET TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2018

During the year ended September 30, 2018, securities totaling $4 were transferred from Level 1 to Level 2 due to the lack of observable market data due to decreased market activity or information for these securities. Transfers out of Level 1 represent the values as of the beginning of the reporting period.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

REIT = Real Estate Investment Trust

Country Diversification
(as a % of net assets)
United States	26.3%
United Kingdom	6.1%
Germany	6.0%
Norway	5.1%
France	4.4%
Netherlands	3.9%
Italy	3.3%
Portugal	2.7%
Spain	2.6%
China	1.8%

Country Diversification (Continued)
Luxembourg	1.6%
Mexico	1.6%
South Africa	1.5%
Canada	1.4%
Sweden	1.1%
Japan	0.5%
Other Countries	15.1%
Other+	15.0%

+	Includes options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	123

MANAGEMENT DISCUSSION	IVY PINEBRIDGE HIGH YIELD FUND

(UNAUDITED)

Ivy PineBridge High Yield Fund is subadvised by PineBridge Investments LLC.

Below, John Yovanovic, CFA, Dan Purser and Jeremy Burton, CFA, portfolio managers of the Ivy PineBridge High Yield Fund, discuss positioning, performance and results for the fiscal year ended September 30, 2018. Mr. Yovanovic has managed the Fund since May 2017 and has 18 years of industry experience. Mr. Purser has managed the Fund since May 2017 and has 23 years of industry experience. Mr. Burton has managed the Fund since May 2017 and has 15 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2018
Ivy PineBridge High Yield Fund
(Class A — at net asset value)	1.71%
Ivy PineBridge High Yield Fund
(Class A — including sales charges)	-4.15%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Corporate High-Yield Index	3.05%
(generally reflects the performance of securities representing the corporate high yield market)
Lipper High Yield Funds Universe Average	2.27%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is based on net asset value.

Market Update

At the beginning of the fiscal year, high yield spreads and broader risk assets outperformed as the optimism around corporate earnings and a pro-reflationary rise in equities more than offset the impact of Treasury rate concerns. Volatility in high yield towards the end of 2017 was short-lived as the market was able to easily absorb new tax legislation, a Federal Reserve (Fed) rate hike and multi-year highs in oil prices.

The first six months of 2018 was a tale of two halves for credit markets. Spreads continued tightening amid solid gains for equity markets and higher oil prices. The narrative for corporate fundamentals continued to improve with upgrades to global growth expectations and optimism around the impact of new tax reform. However, enthusiasm began to wane amidst volatility in equity and oil markets, concerns over U.S. trade policy and the impact on global growth, along with U.S. Treasury yields surging to the highest levels since 2014.

Negative investor sentiment translated into outflows from mutual funds and ETFs, creating a negative technical environment and driving spreads wider. This continued as evidence of stronger global growth and wage gains led to concerns around inflation and the potential for a more accelerated pace of central bank policy tightening. In March and June, investors had to contend with Fed rate hikes and a Federal Open Market Committee (FOMC) meeting that leaned slightly hawkish. On the global front, the European Central Bank announced it would end its bond purchase program by the end of 2018, but signaled any interest rate hike was still distant.

Towards the end of the fiscal year, high yield spreads performed well in the third quarter amid a backdrop of renewed optimism related U.S. trade policy, easing pressure in select emerging markets, higher oil and commodity prices and fresh record highs in U.S. equity markets. Treasury rates traded higher across all maturities on the curve. New issue supply remained subdued as only $42.1 billion priced which is historically low. The high yield market remains significantly undersupplied at the end of the fiscal year.

Performance and Positioning

For the fiscal year ended September 30, 2018, the Ivy PineBridge High Yield Fund underperformed its Lipper peer group and its benchmark. Both sector selection and security selection served as minor detractors during the year. From a sector selection standpoint, the Fund benefitted from an underweight allocation to the banking and automotive sectors. However, these contributions were more than offset by the cash drag and the impact of an underweight allocation to the pharmaceutical sector. From a security selection standpoint, wireless and technology names detracted and more than offset contributions from finance companies and automotive names in the portfolio.

The Fund’s maturity positioning remains underweight the front-end of the yield curve as many of these bonds have been trading above par and offer little potential for capital appreciation. Our preference is the belly of the yield curve, where we

124	ANNUAL REPORT	2018

believe our credit selection expertise can drive outperformance by identifying securities that stand to benefit from potential spread compression. This has resulted in a longer duration profile, a less negative convexity and has contributed to the Fund’s yield and spread differential relative its benchmark.

From a credit rating standpoint, we prefer core single-B rated credits, as this area has presented the largest number of attractively priced securities. We are underweight the most interest rate sensitive rating tier (BB rated) and we are also underweight the rating tier with the largest default risk (CCC rated). The Fund is overweight real estate investment trusts (REITS) and other industrial and basic industry sectors, while underweight consumer non-cyclical, capital goods and banking sectors.

Outlook

Sales and earnings estimates appear to remain strong for the next couple quarters for public issuers with high yield debt and the equity market. Investors remain disciplined on credit despite a notable lack of supply. From a valuation standpoint, we remain in the 310-370 option-adjusted spread range, implying a default rate of approximately 2%.

Overall levels look fair-to-fully valued as we see the potential for headwinds from the Treasury curve and the impact of collateralized loan obligation/loan spreads balanced by the tailwinds of strong earnings from the leveraged finance issuer base. Technical conditions remain positive overall with volatile flows and continued light primary calendar. Trade war fears and commodity price movement continue to have outsized influence on day-to-day fund flows.

The Fund’s performance noted above is at net asset value (NAV) and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy PineBridge High Yield Fund.

2018	ANNUAL REPORT	125

PORTFOLIO HIGHLIGHTS	IVY PINEBRIDGE HIGH YIELD FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Bonds	92.6%
Corporate Debt Securities	92.4%
Asset-Backed Securities	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.4%

Quality Weightings

Investment Grade	1.9%
BBB	1.9%
Non-Investment Grade	90.7%
BB	29.0%
B	51.1%
CCC	9.9%
Non-rated	0.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	7.4%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

126	ANNUAL REPORT	2018

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PINEBRIDGE HIGH YIELD FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class I	Class N	Class R
1-year period ended 9-30-18	-4.15%	2.10%	2.00%	1.19%
5-year period ended 9-30-18	—	—	—	—
10-year period ended 9-30-18	—	—	—	—
Since Inception of Class through 9-30-18(4)	-1.18%	3.54%	3.46%	2.70%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class I, Class N, and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	5-18-17 for Class A shares, 5-18-17 for Class I shares, 5-18-17 for Class N shares and 5-18-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2018	ANNUAL REPORT	127

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2018

ASSET-BACKED SECURITIES	Principal	Value
United Airlines Pass-Through Certificates, Series 2014-2B,
4.625%, 9–3–22	$203	$203

TOTAL ASSET-BACKED SECURITIES – 0.2%		$203
(Cost: $207)

CORPORATE DEBT SECURITIES
Consumer Discretionary

Auto Parts & Equipment – 0.5%
Delphi Jersey Holdings plc,
5.000%, 10–1–25(A)	430	405

Automotive Retail – 0.9%
Allison Transmission, Inc.,
5.000%, 10–1–24(A)	361	359
Asbury Automotive Group, Inc.,
6.000%, 12–15–24	157	159
Lithia Motors, Inc.,
5.250%, 8–1–25(A)	259	248

		766

Broadcasting – 1.9%
Gray Television, Inc.:
5.125%, 10–15–24(A)	448	433
5.875%, 7–15–26(A)	97	96
Sirius XM Radio, Inc.,
5.375%, 7–15–26(A)	515	511
Univision Communications, Inc.,
5.125%, 5–15–23(A)	660	632

		1,672

Cable & Satellite – 8.3%
Altice Financing S.A.,
7.500%, 5–15–26(A)	655	639
Altice France S.A.,
7.375%, 5–1–26(A)	865	866
Altice S.A.,
7.625%, 2–15–25(A)(B)	900	816
Block Communications, Inc.,
6.875%, 2–15–25(A)	799	819
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.875%, 4–1–24(A)	338	345
5.375%, 5–1–25(A)	275	273
5.000%, 2–1–28(A)	235	221
CSC Holdings LLC:
6.750%, 11–15–21	380	400
5.500%, 4–15–27(A)	415	404
DISH DBS Corp.,
6.750%, 6–1–21	390	398
Hughes Satellite Systems Corp.,
6.625%, 8–1–26	515	498
Intelsat Jackson Holdings S.A.:
5.500%, 8–1–23	930	857
8.500%, 10–15–24(A)	288	291
Telesat Canada and Telesat LLC,
8.875%, 11–15–24(A)	390	417

		7,244

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Casinos & Gaming – 3.8%
ESH Hospitality, Inc.,
5.250%, 5–1–25(A)	$800	$776
Everi Payments, Inc.,
7.500%, 12–15–25(A)	545	550
GLP Capital L.P. and GLP Financing II, Inc.,
5.375%, 4–15–26	450	457
Golden Nugget, Inc.,
8.750%, 10–1–25(A)	218	229
International Game Technology plc,
6.500%, 2–15–25(A)	395	410
LHMC Finco S.a.r.l.,
7.875%, 12–20–23(A)	445	452
Scientific Games International, Inc. (GTD by Scientific Games Corp.),
5.000%, 10–15–25(A)	445	423

		3,297

Consumer Electronics – 0.4%
Conn’s, Inc.,
7.250%, 7–15–22	357	354

Homebuilding – 1.6%
Mattamy Group Corp.,
6.500%, 10–1–25(A)	443	430
Weekley Homes LLC and Weekley Finance Corp.,
6.000%, 2–1–23	625	604
William Lyon Homes,
6.000%, 9–1–23	400	386

		1,420

Hotels, Resorts & Cruise Lines – 0.9%
Wyndham Worldwide Corp.:
4.150%, 4–1–24	415	403
4.500%, 4–1–27	420	396

		799

Internet & Direct Marketing Retail – 0.9%
Netflix, Inc.,
5.875%, 2–15–25	490	506
Travelport Corporate Finance plc,
6.000%, 3–15–26(A)	304	309

		815

Publishing – 1.4%
A. H. Belo Corp.,
7.750%, 6–1–27	327	351
E.W. Scripps Co.,
5.125%, 5–15–25(A)	429	412
McGraw–Hill Global Education Holdings LLC and McGraw-Hill Global Education Finance, Inc.,
7.875%, 5–15–24(A)	470	421

		1,184

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Restaurants – 0.3%
Brinker International, Inc. (GTD by Brinker Restaurant Corp., Brinker Texas, Inc. and Brinker Florida, Inc.),
5.000%, 10–1–24(A)	$225	$213

Specialized Consumer Services – 0.5%
frontdoor, Inc.,
6.750%, 8–15–26(A)	414	427

Specialty Stores – 1.2%
Arch Merger Sub, Inc.,
8.500%, 9–15–25(A)	655	615
Party City Holdings, Inc.,
6.625%, 8–1–26(A)	418	423

		1,038

Total Consumer Discretionary – 22.6%		19,634
Consumer Staples

Food Retail – 0.8%
Albertsons Cos. LLC, Safeway, Inc., New Albertson’s, Inc. and Albertson’s LLC,
5.750%, 3–15–25	784	702

Household Products – 0.5%
First Quality Finance Co., Inc.,
5.000%, 7–1–25(A)	429	401

Packaged Foods & Meats – 1.7%
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7–15–24(A)	587	578
5.750%, 6–15–25(A)	135	132
Land O’Lakes Capital Trust I,
7.450%, 3–15–28(A)	167	181
Pilgrim’s Pride Corp.,
5.875%, 9–30–27(A)	655	619

		1,510

Personal Products – 0.4%
Coty, Inc.,
6.500%, 4–15–26(A)	400	373

Total Consumer Staples – 3.4%		2,986
Energy

Coal & Consumable Fuels – 0.4%
CONSOL Energy, Inc.,
6.875%, 6–15–25(A)	380	395

Integrated Oil & Gas – 0.3%
Apergy Corp.,
6.375%, 5–1–26(A)	271	278

Oil & Gas Drilling – 2.4%
KCA Deutag UK Finance plc,
9.875%, 4–1–22(A)	475	473

128	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Drilling (Continued)
Noble Holding International Ltd.:
7.750%, 1–15–24(B)	$241	$239
7.875%, 2–1–26(A)	285	296
Shelf Drilling Holdings Ltd.,
8.250%, 2–15–25(A)	400	412
Trinidad Drilling Ltd.,
6.625%, 2–15–25(A)	667	660

		2,080

Oil & Gas Equipment & Services – 1.7%
Calfrac Holdings L.P.,
8.500%, 6–15–26(A)	630	588
Forum Energy Technologies, Inc.,
6.250%, 10–1–21	340	339
Hi-Crush Partners L.P.,
9.500%, 8–1–26(A)	625	581

		1,508

Oil & Gas Exploration & Production – 4.7%
Chaparral Energy, Inc.,
8.750%, 7–15–23(A)	425	424
Endeavor Energy Resources L.P.,
5.500%, 1–30–26(A)	500	500
Extraction Oil & Gas, Inc.,
5.625%, 2–1–26(A)	425	376
Hilcorp Energy I L.P. and Hilcorp Finance Co.,
5.000%, 12–1–24(A)	650	634
Lonestar Resources America, Inc.,
11.250%, 1–1–23(A)	367	403
Newfield Exploration Co.,
5.375%, 1–1–26	400	415
Pioneer Energy Services Corp.,
6.125%, 3–15–22	425	372
Sanchez Energy Corp.,
6.125%, 1–15–23	237	136
Southwestern Energy Co.,
7.500%, 4–1–26	310	325
WildHorse Resource Development Corp.,
6.875%, 2–1–25	470	485

		4,070

Oil & Gas Refining & Marketing – 1.2%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.),
6.375%, 7–1–26	420	427
PBF Holding Co. LLC and PBF Finance Corp.,
7.250%, 6–15–25	120	126
QEP Resources, Inc.,
5.625%, 3–1–26	475	454

		1,007

Oil & Gas Storage & Transportation – 4.4%
Cheniere Corpus Christi Holdings LLC:
7.000%, 6–30–24	525	575
5.125%, 6–30–27	200	201
Energy Transfer Equity L.P.,
4.250%, 3–15–23	470	467

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation (Continued)
Genesis Energy L.P. and Genesis Energy Finance Corp.,
6.000%, 5–15–23	$550	$542
Holly Energy Partners L.P. and Holly Energy Finance Corp.,
6.000%, 8–1–24(A)	424	434
Rose Rock Midstream L.P. and Rose Rock Finance Corp.:
5.625%, 7–15–22	600	596
5.625%, 11–15–23	154	149
Summit Midstream Holdings LLC and Summit Midstream Finance Corp.,
5.500%, 8–15–22	500	500
USA Compression Partners L.P.,
6.875%, 4–1–26(A)	351	362

		3,826

Total Energy – 15.1%		13,164
Financials

Consumer Finance – 3.0%
Credit Acceptance Corp.,
7.375%, 3–15–23	201	211
Enova International, Inc.:
8.500%, 9–1–24(A)	500	501
8.500%, 9–15–25(A)	250	249
FirstCash, Inc.,
5.375%, 6–1–24(A)	420	422
Quicken Loans, Inc.,
5.750%, 5–1–25(A)	500	499
Springleaf Finance Corp.:
6.875%, 3–15–25	600	600
7.125%, 3–15–26	165	164

		2,646

Financial Exchanges & Data – 1.3%
Donnelley Financial Solutions, Inc.,
8.250%, 10–15–24	609	643
Financial & Risk U.S. Holdings, Inc.:
6.250%, 5–15–26(A)	131	131
8.250%, 11–15–26(A)	315	313

		1,087

Investment Banking & Brokerage – 0.7%
LPL Holdings, Inc.,
5.750%, 9–15–25(A)	575	563

Mortgage REITs – 1.3%
iStar, Inc.:
6.000%, 4–1–22	150	151
5.250%, 9–15–22	419	413
Starwood Property Trust, Inc.,
4.750%, 3–15–25	600	574

		1,138

Property & Casualty Insurance – 0.5%
Amwins Group, Inc.,
7.750%, 7–1–26(A)	430	447

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Finance – 3.4%
CTR Partnership L.P. and CareTrust Capital Corp. (GTD by CareTrust REIT),
5.250%, 6–1–25	$438	$427
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.,
6.020%, 6–15–26(A)	395	421
FS Energy and Power Fund,
7.500%, 8–15–23(A)	416	425
Inmarsat Finance plc (GTD by Inmarsat Group Ltd.),
6.500%, 10–1–24(A)	420	426
Navient Corp.,
5.625%, 8–1–33	750	628
UPCB Finance IV Ltd.,
5.375%, 1–15–25(A)	625	624

		2,951

Total Financials – 10.2%		8,832
Health Care

Health Care Facilities – 1.8%
CHS/Community Health Systems, Inc. (GTD by Community Health Systems, Inc.),
5.125%, 8–1–21(B)	224	218
HCA, Inc. (GTD by HCA Holdings, Inc.):
6.500%, 2–15–20	375	389
5.250%, 6–15–26	300	309
MEDNAX, Inc.,
5.250%, 12–1–23(A)	621	622

		1,538

Managed Health Care – 0.1%
Centene Escrow I Corp.,
5.375%, 6–1–26(A)	94	96

Pharmaceuticals – 1.4%
Endo Finance LLC and Endo Finco, Inc. (GTD by Endo Ltd.),
5.375%, 1–15–23(A)(C)	247	217
HLF Financing S.a.r.l. LLC and Herbalife International, Inc.,
7.250%, 8–15–26(A)	63	64
VRX Escrow Corp.,
5.875%, 5–15–23(A)	960	932

		1,213

Total Health Care – 3.3%		2,847
Industrials

Aerospace & Defense – 0.6%
Triumph Group, Inc.,
4.875%, 4–1–21	527	509

Building Products – 0.9%
GCP Applied Technologies, Inc.,
5.500%, 4–15–26(A)	340	334

2018	ANNUAL REPORT	129

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Building Products (Continued)
Standard Industries, Inc.,
6.000%, 10–15–25(A)	$400	$409

		743

Commercial Printing – 0.7%
Cimpress N.V.,
7.000%, 61–5–26(A)	630	636

Construction & Engineering – 0.6%
Tutor Perini Corp.,
6.875%, 5–1–25(A)	550	565

Construction Machinery & Heavy Trucks – 0.6%
J.B. Poindexter & Co., Inc.,
7.125%, 4–15–26(A)	520	539

Diversified Support Services – 0.5%
Ahern Rentals, Inc.,
7.375%, 5–15–23(A)	430	424

Industrial Conglomerates – 0.8%
Graham Holdings Co.,
5.750%, 6–1–26(A)	550	563
Stevens Holding Co., Inc.,
6.125%, 10–1–26(A)	113	115

		678

Industrial Machinery – 1.7%
Cleaver-Brooks, Inc.,
7.875%, 3–1–23(A)	320	327
Energizer Gamma Acquisition, Inc.,
6.375%, 7–15–26(A)	425	440
Moog, Inc.,
5.250%, 12–1–22(A)	300	302
Terex Corp.,
5.625%, 2–1–25(A)	426	423

		1,492

Marine Ports & Services – 0.5%
Great Lakes Dredge & Dock Corp.,
8.000%, 5–15–22	425	437

Security & Alarm Services – 0.7%
ADT Corp. (The):
6.250%, 10–15–21	104	109
4.125%, 6–15–23	570	545

		654

Trading Companies & Distributors – 1.6%
Central Garden & Pet Co.,
5.125%, 2–1–28	450	428
H&E Equipment Services, Inc.,
5.625%, 9–1–25	515	514
Jurassic Holdings III, Inc.,
6.875%, 2–15–21(A)	422	411

		1,353

Total Industrials – 9.2%		8,030

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Information Technology

Application Software – 1.4%
CDK Global, Inc.,
5.875%, 6–15–26	$363	$375
Delta Merger Sub, Inc.,
6.000%, 9–15–26(A)	555	562
Infor (U.S.), Inc.,
6.500%, 5–15–22	230	233

		1,170

Data Processing & Outsourced Services – 1.6%
Alliance Data Systems Corp.,
5.875%, 11–1–21(A)	600	612
Harland Clarke Holdings Corp.,
8.375%, 8–15–22(A)	836	802

		1,414

Electronic Components – 1.0%
EnerSys,
5.000%, 4–30–23(A)	480	485
TTM Technologies, Inc.,
5.625%, 10–1–25(A)	405	406

		891

Electronic Equipment & Instruments – 0.5%
Diebold, Inc.,
8.500%, 4–15–24(B)	562	402

Technology Distributors – 0.7%
Ingram Micro, Inc.,
5.450%, 12–15–24(C)	632	622

Technology Hardware, Storage & Peripherals – 1.1%
Inception Parent, Inc., Inception Merger Sub, Inc. and Rackspace Hosting, Inc.,
8.625%, 11–15–24(A)(B)	415	404
Seagate HDD Cayman (GTD by Seagate Technology plc),
4.750%, 1–1–25	550	527

		931

Total Information Technology – 6.3%		5,430
Materials

Aluminum – 1.1%
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24(A)	475	485
5.875%, 9–30–26(A)	450	439

		924

Commodity Chemicals – 1.0%
NOVA Chemicals Corp.,
5.000%, 5–1–25(A)	475	451
Trinseo Materials Operating SCA and Trinseo Materials Finance, Inc.,
5.375%, 9–1–25(A)	395	381

		832

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Metals & Mining – 2.8%
Cliffs Natural Resources, Inc.,
5.750%, 3–1–25	$700	$681
Eco Oro Minerals Corp.,
5.750%, 12–1–25(A)	680	663
First Quantum Minerals Ltd.:
7.250%, 4–1–23(A)	285	272
6.500%, 3–1–24(A)	409	374
Freeport–McMoRan, Inc.,
3.875%, 3–15–23	456	441

		2,431

Fertilizers & Agricultural Chemicals – 0.5%
OCI N.V.,
6.625%, 4–15–23(A)	401	415

Metal & Glass Containers – 1.5%
Crown Americas LLC and Crown Americas Capital Corp. IV,
4.750%, 2–1–26(A)(B)	171	164
Crown Cork & Seal Co., Inc.,
7.375%, 12–15–26	294	319
HudBay Minerals, Inc.,
7.250%, 1–15–23(A)	389	400
Owens-Brockway Glass Container, Inc.,
5.375%, 1–15–25(A)	463	458

		1,341

Paper Packaging – 1.0%
Cascades, Inc.:
5.500%, 7–15–22(A)	185	186
5.750%, 7–15–23(A)	230	230
Multi-Color Corp.,
4.875%, 11–1–25(A)	475	444

		860

Specialty Chemicals – 0.8%
Kraton Polymers LLC and Kraton Polymers Capital Corp.,
7.000%, 4–15–25(A)	415	427
Starfruit Finco B.V. and Starfruit U.S. Holdco LLC,
8.000%, 10–1–26(A)	309	313

		740

Steel – 2.0%
AK Steel Corp.,
6.375%, 10–15–25(B)	350	333
Commercial Metals Co.,
5.750%, 4–15–26(A)	332	322
Grinding Media, Inc. and MC Grinding Media Canada, Inc.,
7.375%, 12–15– 23(A)	37	38
SunCoke Energy Partners L.P. and SunCoke Energy Partners Finance Corp.,
7.500%, 6–15–25(A)	585	603

130	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Steel (Continued)
U.S. Steel Corp.,
6.875%, 8–15–25	$425	$434

		1,730

Total Materials – 10.7%		9,273
Real Estate

Health Care REITs – 1.0%
MPT Operating Partnership L.P. and MPT Finance Corp. (GTD by Medical Properties Trust, Inc.),
5.000%, 10–15–27	535	517
Sabra Health Care L.P.,
5.125%, 8–15–26	320	313

		830

Industrial REITs – 1.2%
Avolon Holdings Funding Ltd.,
5.125%, 10–1–23(A)	425	429
Kennedy-Wilson, Inc. (GTD by Kennedy-Wilson Holdings, Inc.),
5.875%, 4–1–24	650	640

		1,069

Real Estate Services – 0.7%
Realogy Group LLC and Realogy Co-Issuer Corp.,
4.875%, 6–1–23(A)	665	623

Specialized REITs – 1.0%
GEO Group, Inc. (The),
5.125%, 4–1–23	430	412
Iron Mountain, Inc.,
4.875%, 9–15–27(A)	455	417

		829

Total Real Estate – 3.9%		3,351
Telecommunication Services

Alternative Carriers – 0.6%
Cogent Communications Holdings, Inc.,
5.375%, 3–1–22(A)	535	543

Integrated Telecommunication Services – 4.0%
CenturyLink, Inc.,
6.750%, 12–1–23(B)	600	623
Frontier Communications Corp.,
9.000%, 8–15–31	657	419
Sprint Corp.:
7.250%, 9–15–21	765	808
7.875%, 9–15–23	1,500	1,616

		3,466

Wireless Telecommunication Service – 0.6%
C&W Senior Financing Designated Activity Co.,
6.875%, 9–15–27(A)	544	542

Total Telecommunication Services – 5.2%		4,551

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities

Electric Utilities – 0.5%
NRG Yield Operating LLC,
5.375%, 8–15–24	$480	$482

Independent Power Producers & Energy Traders –0.7%
Pattern Energy Group, Inc. (GTD by Pattern U.S. Finance Co. LLC),
5.875%, 2–1–24(A)	564	570

Multi-Utilities – 1.3%
MGE Energy Corp.:
6.375%, 1–30–23(A)	601	547
6.500%, 1–15–25(A)	611	605

		1,152

Total Utilities – 2.5%		2,204

TOTAL CORPORATE DEBT SECURITIES – 92.4%		$80,302
(Cost: $81,657)

SHORT-TERM SECURITIES
Commercial Paper(D) – 3.8%
J.M. Smucker Co. (The),
2.400%, 10–1–18	3,252	3,251

Master Note – 2.6%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.470%, 10–5–18(E)	2,291	2,291

Money Market Funds – 1.4%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
2.140%, (F)(G)	1,260	1,260

TOTAL SHORT-TERM SECURITIES – 7.8%		$6,802
(Cost: $6,803)

TOTAL INVESTMENT SECURITIES – 100.4%		$87,307
(Cost: $88,667)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4)%		(326)

NET ASSETS – 100.0%		$86,981

2018	ANNUAL REPORT	131

SCHEDULE OF INVESTMENTS	IVY PINEBRIDGE HIGH YIELD FUND (in thousands)

SEPTEMBER 30, 2018

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018 the total value of these securities amounted to $50,017 or 57.5% of net assets.

(B)	All or a portion of securities with an aggregate value of $1,232 are on loan.

(C)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2018.

(D)	Rate shown is the yield to maturity at September 30, 2018.

(E)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(F)	Investment made with cash collateral received from securities on loan.

(G)	Rate shown is the annualized 7-day yield at September 30, 2018.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$203	$—
Corporate Debt Securities	—	80,302	—
Short-Term Securities	1,260	5,542	—
Total	$1,260	$86,047	$—

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

132	ANNUAL REPORT	2018

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2018

(In thousands, except per share amounts)	Ivy Apollo Multi- Asset Income Fund	Ivy Apollo Strategic Income Fund	Ivy California Municipal High Income Fund	Ivy Cash Management Fund		Ivy Corporate Bond Fund(1)	Ivy Crossover Credit Fund		Ivy Government Securities Fund	Ivy IG International Small Cap Fund
ASSETS
Investments in unaffiliated securities at value+^	$521,256	$503,777	$28,277	$1,286,103		$950,975	$35,563		$373,786	$174,561
Investments at Value	521,256	503,777	28,277	1,286,103		950,975	35,563		373,786	174,561
Cash	932	2,147	2	1,206		1	1		4,039	1
Cash denominated in foreign currencies at value+	4,153	1,306	—	—		—	—		—	1,901
Investment securities sold receivable	4,005	3,590	—	—		—	1,693		—	3,244
Dividends and interest receivable	4,184	6,139	286	1,471		8,783	422		1,879	715
Capital shares sold receivable	434	697	3	21,133		556	87		285	187
Receivable from affiliates	98	218	55	—		—	57		43	134
Unrealized appreciation on forward foreign currency contracts	241	232	—	—		—	—		—	—
Receivable from securities lending income — net	11	6	—	—		1	—	*	—	3
Prepaid and other assets	67	66	39	143		109	37		78	27
Total Assets	535,381	518,178	28,662	1,310,056		960,425	37,860		380,110	180,773

LIABILITIES
Cash collateral on securities loaned at value	13,457	7,408	—	—		341	220		—	3,867
Investment securities purchased payable	9,192	10,900	579	—		—	492		4,027	3,733
Capital shares redeemed payable	1,244	670	21	26,131		1,860	195		582	184
Distributions payable	—	—	6	166		—	—		64	—
Independent Trustees and Chief Compliance Officer fees payable	9	8	— *	184		256	—	*	87	1
Distribution and service fees payable	4	3	1	—	*	8	—	*	2	1
Shareholder servicing payable	85	68	2	498		187	4		44	14
Investment management fee payable	30	28	1	36		37	2		15	14
Accounting services fee payable	12	12	3	22		23	2		11	6
Other liabilities	24	24	8	51		17	14		29	17
Total Liabilities	24,057	19,121	621	27,088		2,729	929		4,861	7,837
Commitments and Contingencies (see Note 2 and Note 11)
Total Net Assets	$511,324	$499,057	$28,041	$1,282,968		$957,696	$36,931		$375,249	$172,936

NET ASSETS
Capital paid in (shares authorized — unlimited)	$467,243	$503,352	$28,211	$1,282,967		$984,296	$38,637		$395,817	$166,663
Undistributed net investment income	5,642	3,127	13	—		3,382	229		28	1,590
Accumulated net realized gain (loss)	10,763	(1,090)	(126)	1		(7,998)	(424)		(7,365)	(1,130)
Net unrealized appreciation (depreciation)	27,676	(6,332)	(57)	—		(21,984)	(1,511)		(13,231)	5,813
Total Net Assets	$511,324	$499,057	$28,041	$1,282,968		$957,696	$36,931		$375,249	$172,936

CAPITAL SHARES OUTSTANDING:
Class A	11,837	11,773	1,356	1,281,575		60,354	1,210		13,506	1,431
Class B	N/A	N/A	N/A	615		127	N/A		62	N/A
Class C	1,414	628	176	777		682	N/A		164	166
Class E	N/A	N/A	N/A	N/A		40	50		46	N/A
Class I	32,033	31,450	1,151	N/A		90,524	2,368		23,648	5,379
Class N	341	5,344	N/A	N/A		7,365	50		34,275	6,697
Class R	N/A	N/A	N/A	N/A		40	50		46	N/A
Class Y	556	825	126	N/A		40	105		46	369

NET ASSET VALUE PER SHARE:
Class A	$11.07	$9.97	$9.98	$1.00		$6.02	$9.64		$5.23	$12.28
Class B	N/A	N/A	N/A	$1.00		$6.01	N/A		$5.23	N/A
Class C	$11.07	$9.97	$9.98	$1.00		$6.01	N/A		$5.23	$12.14
Class E	N/A	N/A	N/A	N/A		$6.01	$9.64		$5.23	N/A
Class I	$11.07	$9.98	$9.98	N/A		$6.02	$9.64		$5.23	$12.33
Class N	$11.08	$9.98	N/A	N/A		$6.01	$9.64		$5.23	$12.32
Class R	N/A	N/A	N/A	N/A		$6.01	$9.63		$5.23	N/A
Class Y	$11.07	$9.97	$9.98	N/A		$6.01	$9.64		$5.23	$12.28

+COST
Investments in unaffiliated securities at cost	$493,823	$510,348	$28,334	$1,286,103		$972,959	$37,074		$387,017	$168,740
Cash denominated in foreign currencies at cost	4,158	1,308	—	—		—	—		—	1,905
^Securities loaned at value	13,855	9,781	—	—		334	214		—	2,874

*	Not shown due to rounding.
(1)	Effective April 30, 2018, the Fund’s name changed from Ivy Bond Fund to Ivy Corporate Bond Fund.

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	133

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2018

(In thousands, except per share amounts)	Ivy Pictet Emerging Markets Local Currency Debt Fund	Ivy Pictet Targeted Return Bond Fund	Ivy PineBridge High Yield Fund
ASSETS
Investments in unaffiliated securities at value+^	$137,626	$230,628	$87,307
Investments at Value	137,626	230,628	87,307
Cash	1,230	25	1
Cash denominated in foreign currencies at value+	431	9,211	—
Restricted cash	998	1,173	—
Investment securities sold receivable	2,541	853	370
Dividends and interest receivable	1,790	2,523	1,363
Capital shares sold receivable	62	257	174
Receivable from affiliates	187	211	67
Unrealized appreciation on forward foreign currency contracts	948	1,012	—
Swap agreements, at value	276	—	—
Receivable from securities lending income — net	— *	—	3
Variation margin receivable	1	64	—
Prepaid and other assets	37	27	30
Total Assets	146,127	245,984	89,315

LIABILITIES
Cash collateral on securities loaned at value	832	—	1,260
Investment securities purchased payable	264	1,979	973
Capital shares redeemed payable	367	615	76
Independent Trustees and Chief Compliance Officer fees payable	2	4	1
Distribution and service fees payable	1	1	— *
Shareholder servicing payable	16	22	8
Investment management fee payable	9	18	4
Accounting services fee payable	6	8	4
Unrealized depreciation on forward foreign currency contracts	2,544	776	—
Swap agreements, at value	116	374	—
Variation margin payable	11	387	—
Written options at value+	—	1,209	—
Other liabilities	59	63	8
Total Liabilities	4,227	5,456	2,334
Commitments and Contingencies (see Note 2 and Note 11)
Total Net Assets	$141,900	$240,528	$86,981

NET ASSETS
Capital paid in (shares authorized — unlimited)	$158,705	$239,489	$88,450
Undistributed (distributions in excess of) net investment income	(3,136)	6,666	356
Accumulated net realized loss	(2,462)	(2,136)	(465)
Net unrealized depreciation	(11,207)	(3,491)	(1,360)
Total Net Assets	$141,900	$240,528	$86,981

CAPITAL SHARES OUTSTANDING:
Class A	1,452	2,047	803
Class C	236	408	N/A
Class E	200	N/A	N/A
Class I	9,681	12,301	4,722
Class N	5,063	8,803	3,295
Class R	200	N/A	50
Class Y	330	350	N/A

NET ASSET VALUE PER SHARE:
Class A	$8.22	$10.02	$9.81
Class C	$8.06	$9.91	N/A
Class E	$8.23	N/A	N/A
Class I	$8.28	$10.06	$9.81
Class N	$8.28	$10.08	$9.80
Class R	$8.16	N/A	$9.81
Class Y	$8.22	$10.02	N/A

+COST
Investments in unaffiliated securities at cost	$147,391	$236,001	$88,667
Cash denominated in foreign currencies at cost	429	9,212	—
Written options premiums received at cost	—	1,541	—
^Securities loaned at value	732	—	1,232

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

134	ANNUAL REPORT	2018

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2018

(In thousands)	Ivy Apollo Multi- Asset Income Fund	Ivy Apollo Strategic Income Fund	Ivy California Municipal High Income Fund	Ivy Cash Management Fund	Ivy Corporate Bond Fund(1)	Ivy Crossover Credit Fund	Ivy Government Securities Fund	Ivy IG International Small Cap Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$10,266	$478	$—	$—	$22	$—	$—	$3,631
Foreign dividend withholding tax	(548)	—	—	—	—	—	—	(267)
Interest and amortization from unaffiliated securities	17,468	26,415	804	24,221	36,046	1,494	8,939	43
Securities lending income — net	60	32	—	—	2	— *	— *	18
Total Investment Income	27,246	26,925	804	24,221	36,070	1,494	8,939	3,425

EXPENSES
Investment management fee	3,810	3,463	127	4,575	4,944	188	1,984	1,442
Distribution and service fees:
Class A	348	300	27	—	993	30	195	41
Class B	N/A	N/A	N/A	6	11	N/A	4	N/A
Class C	176	73	16	14	57	N/A	15	18
Class E	N/A	N/A	N/A	N/A	1	1	1	N/A
Class R	N/A	N/A	N/A	N/A	1	3	1	N/A
Class Y	13	22	3	N/A	1	3	— *	8
Shareholder servicing:
Class A	276	174	4	4,672	978	6	219	18
Class B	N/A	N/A	N/A	1	11	N/A	4	N/A
Class C	33	18	1	4	23	N/A	8	2
Class E	N/A	N/A	N/A	N/A	— *	— *	— *	N/A
Class I	632	522	16	N/A	996	36	250	82
Class N	— *	6	N/A	N/A	6	— *	17	7
Class R	N/A	N/A	N/A	N/A	1	1	1	N/A
Class Y	8	14	2	N/A	— *	2	— *	5
Registration fees	102	103	60	190	94	63	75	70
Custodian fees	51	42	4	21	21	4	15	43
Independent Trustees and Chief Compliance Officer fees	24	22	1	110	106	1	36	6
Accounting services fee	152	142	16	255	271	30	138	64
Professional fees	52	51	23	41	45	30	23	28
Other	123	91	20	317	260	20	179	39
Total Expenses	5,800	5,043	320	10,206	8,820	418	3,165	1,873
Less:
Expenses in excess of limit	(98)	(399)	(139)	(2)	(2)	(136)	(155)	(168)
Total Net Expenses	5,702	4,644	181	10,204	8,818	282	3,010	1,705
Net Investment Income	21,544	22,281	623	14,017	27,252	1,212	5,929	1,720

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	13,335	(111)	(125)	67	(5,916)	(387)	(2,732)	(931)
Forward foreign currency contracts	341	567	—	—	—	—	—	—
Foreign currency exchange transactions	(282)	(125)	—	—	—	—	—	(105)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(10,567)	(14,017)	(303)	—	(39,185)	(1,824)	(11,801)	(306)
Forward foreign currency contracts	445	197	—	—	—	—	—	—
Foreign currency exchange transactions	10	27	—	—	—	—	—	(26)
Net Realized and Unrealized Gain (Loss)	3,282	(13,462)	(428)	67	(45,101)	(2,211)	(14,533)	(1,368)
Net Increase (Decrease) in Net Assets Resulting from Operations	$24,826	$8,819	$195	$14,084	$(17,849)	$(999)	$(8,604)	$352

*	Not shown due to rounding.
(1)	Effective April 30, 2018, the Fund’s name changed from Ivy Bond Fund to Ivy Corporate Bond Fund.

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	135

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2018

(In thousands)	Ivy Pictet Emerging Markets Local Currency Debt Fund	Ivy Pictet Targeted Return Bond Fund	Ivy PineBridge High Yield Fund
INVESTMENT INCOME
Interest and amortization from unaffiliated securities	$7,319	$7,182	$4,659
Foreign interest withholding tax	(94)	— *	—
Securities lending income — net	— *	—	5
Total Investment Income	7,225	7,182	4,664

EXPENSES
Investment management fee	969	2,366	499
Distribution and service fees:
Class A	36	51	19
Class C	21	39	N/A
Class E	5	N/A	N/A
Class R	9	N/A	2
Class Y	8	9	N/A
Shareholder servicing:
Class A	22	20	3
Class C	1	2	N/A
Class E	— *	N/A	N/A
Class I	108	202	66
Class N	5	13	3
Class R	4	N/A	1
Class Y	5	5	N/A
Registration fees	95	89	48
Custodian fees	130	70	9
Independent Trustees and Chief Compliance Officer fees	6	12	3
Accounting services fee	69	99	46
Professional fees	43	41	33
Other	45	64	20
Total Expenses	1,581	3,082	752
Less:
Expenses in excess of limit	(433)	(512)	(153)
Total Net Expenses	1,148	2,570	599
Net Investment Income	6,077	4,612	4,065

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(7,171)	(3,491)	(414)
Futures contracts	12	1,761	—
Written options	4	501	—
Swap agreements	207	194	—
Forward foreign currency contracts	(327)	5,171	—
Foreign currency exchange transactions	(547)	3,047	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(11,560)	(11,167)	(1,927)
Futures contracts	5	13	—
Written options	—	456	—
Swap agreements	141	127	—
Forward foreign currency contracts	(1,577)	(1,343)	—
Foreign currency exchange transactions	(7)	— *	—
Net Realized and Unrealized Loss	(20,820)	(4,731)	(2,341)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,743)	$(119)	$1,724

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

136	ANNUAL REPORT	2018

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Apollo Multi-Asset Income Fund		Ivy Apollo Strategic Income Fund		Ivy California Municipal High Income Fund
(In thousands)	Year ended 9-30-18	Year ended 9-30-17	Year ended 9-30-18	Year ended 9-30-17	Year ended 9-30-18	Period from 10-3-16 (commencement of operations) to 9-30-17
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$21,544	$19,938	$22,281	$17,768	$623	$341
Net realized gain (loss) on investments	13,394	102	331	2,202	(125)	30
Net change in unrealized appreciation (depreciation)	(10,112)	28,525	(13,793)	514	(303)	246
Net Increase in Net Assets Resulting from Operations	24,826	48,565	8,819	20,484	195	617

Distributions to Shareholders From:
Net investment income:
Class A	(5,179)	(3,776)	(4,727)	(4,340)	(273)	(173)
Class C	(543)	(394)	(238)	(262)	(26)	(22)
Class I	(15,238)	(11,668)	(13,474)	(10,920)	(284)	(121)
Class N	(139)	(128)	(2,464)	(1,186)	N/A	N/A
Class Y	(205)	(138)	(345)	(291)	(32)	(25)
Net realized gains:
Class A	(166)	(175)	(650)	(451)	(14)	—
Class C	(23)	(23)	(43)	(38)	(2)	—
Class I	(463)	(464)	(1,752)	(907)	(13)	—
Class N	(4)	(6)	(317)	(25)	N/A	N/A
Class Y	(6)	(7)	(48)	(28)	(2)	—
Total Distributions to Shareholders	(21,966)	(16,779)	(24,058)	(18,448)	(646)	(341)
Capital Share Transactions	(64,566)	170,006	(6,566)	219,931	10,394	17,822
Net Increase (Decrease) in Net Assets	(61,706)	201,792	(21,805)	221,967	9,943	18,098
Net Assets, Beginning of Period	573,030	371,238	520,862	298,895	18,098	—
Net Assets, End of Period	$511,324	$573,030	$499,057	$520,862	$28,041	$18,098
Undistributed net investment income	$5,642	$5,415	$3,127	$1,723	$13	$5

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	137

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Cash Management Fund		Ivy Corporate Bond Fund(1)		Ivy Crossover Credit Fund
(In thousands)	Year ended 9-30-18	Year ended 9-30-17	Year ended 9-30-18	Year ended 9-30-17	Year ended 9-30-18	Period from 4-3-17 (commencement of operations) to 9-30-17
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$14,017	$3,799	$27,252	$27,143	$1,212	$396
Net realized gain (loss) on investments	67	76	(5,916)	1,678	(387)	289
Net change in unrealized appreciation (depreciation)	—	—	(39,185)	(24,552)	(1,824)	313
Net Increase (Decrease) in Net Assets Resulting from Operations	14,084	3,875	(17,849)	4,269	(999)	998

Distributions to Shareholders From:
Net investment income:
Class A	(14,011)	(3,798)	(9,308)	(10,827)	(336)	(106)
Class B	(3)	—	(10)	(18)	N/A	N/A
Class C	(3)	(1)	(86)	(133)	N/A	N/A
Class E	N/A	N/A	(6)	N/A	(14)	(5)
Class I	N/A	N/A	(15,488)	(18,586)	(684)	(173)
Class N	N/A	N/A	(1,556)	N/A	(15)	(6)
Class R	N/A	N/A	(5)	N/A	(11)	(4)
Class Y	N/A	N/A	(5)	N/A	(28)	(11)
Net realized gains:
Class A	—	—	—	(8,922)	(113)	—
Class B	—	—	—	(41)	N/A	N/A
Class C	—	—	—	(172)	N/A	N/A
Class E	N/A	N/A	—	N/A	(5)	—
Class I	N/A	N/A	—	(13,185)	(191)	—
Class N	N/A	N/A	—	N/A	(4)	—
Class R	N/A	N/A	—	N/A	(4)	—
Class Y	N/A	N/A	—	N/A	(10)	—
Total Distributions to Shareholders	(14,017)	(3,799)	(26,464)	(51,884)	(1,415)	(305)
Capital Share Transactions	(98,043)	(24,116)	(116,224)	(118,457)	6,837	31,815
Net Increase (Decrease) in Net Assets	(97,976)	(24,040)	(160,537)	(166,072)	4,423	32,508
Net Assets, Beginning of Period	1,380,944	1,404,984	1,118,233	1,284,305	32,508	—
Net Assets, End of Period	$1,282,968	$1,380,944	$957,696	$1,118,233	$36,931	$32,508
Undistributed net investment income	$—	$—	$3,382	$2,092	$229	$102

(1)	Effective April 30, 2018, the Fund’s name changed from Ivy Bond Fund to Ivy Corporate Bond Fund.

See Accompanying Notes to Financial Statements.

138	ANNUAL REPORT	2018

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Government Securities Fund		Ivy IG International Small Cap Fund		Ivy Pictet Emerging Markets Local Currency Debt Fund
(In thousands)	Year ended 9-30-18	Year ended 9-30-17	Year ended 9-30-18	Period from 1-10-17 (commencement of operations) to 9-30-17	Year ended 9-30-18	Year ended 9-30-17
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,929	$3,451	$1,720	$310	$6,077	$3,683
Net realized loss on investments	(2,732)	(902)	(1,036)	(69)	(7,822)	(2,116)
Net change in unrealized appreciation (depreciation)	(11,801)	(7,674)	(332)	6,145	(12,998)	2,359
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,604)	(5,125)	352	6,386	(14,743)	3,926

Distributions to Shareholders From:
Net investment income:
Class A	(1,069)	(1,312)	(22)	—	(331)	—
Class B	(1)	(2)	N/A	N/A	N/A	N/A
Class C	(7)	(14)	—	—	(39)	—
Class E	(4)	N/A	N/A	N/A	(50)	—
Class I	(2,342)	(2,708)	(99)	—	(1,455)	—
Class N	(3,146)	N/A	(314)	—	(1,499)	—
Class R	(3)	N/A	N/A	N/A	(43)	—
Class Y	(3)	N/A	(3)	—	(82)	—
Net realized gains:
Class A	—	—	—	—	—	—
Class B	—	—	N/A	N/A	N/A	N/A
Class C	—	—	—	—	—	—
Class E	—	N/A	N/A	N/A	—	—
Class I	—	—	(12)	—	—	—
Class N	—	N/A	(32)	—	—	—
Class R	—	N/A	N/A	N/A	—	—
Class Y	—	N/A	—	—	—	—
Total Distributions to Shareholders	(6,575)	(4,036)	(482)	—	(3,499)	—
Capital Share Transactions	(2,145)	122,385	130,194	36,486	41,031	65,162
Net Increase (Decrease) in Net Assets	(17,324)	113,224	130,064	42,872	22,789	69,088
Net Assets, Beginning of Period	392,573	279,349	42,872	—	119,111	50,023
Net Assets, End of Period	$375,249	$392,573	$172,936	$42,872	$141,900	$119,111
Undistributed (distributions in excess of) net investment income	$28	$—	$1,590	$342	$(3,136)	$661

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	139

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Pictet Targeted Return Bond Fund		Ivy PineBridge High Yield Fund
(In thousands)	Year ended 9-30-18	Year ended 9-30-17	Year ended 9-30-18	Period from 5-18-17 (commencement of operations) to 9-30-17
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,612	$2,456	$4,065	$1,189
Net realized gain (loss) on investments	7,183	(5,366)	(414)	179
Net change in unrealized appreciation (depreciation)	(11,914)	6,956	(1,927)	567
Net Increase (Decrease) in Net Assets Resulting from Operations	(119)	4,046	1,724	1,935

Distributions to Shareholders From:
Net investment income:
Class A	(134)	(241)	(369)	(65)
Class C	(22)	(25)	N/A	N/A
Class I	(817)	(1,272)	(1,911)	(225)
Class N	(1,116)	(34)	(1,776)	(532)
Class R	N/A	N/A	(22)	(5)
Class Y	(24)	(46)	N/A	N/A
Net realized gains:
Class A	—	(178)	(23)	—
Class C	—	(35)	N/A	N/A
Class I	—	(794)	(96)	—
Class N	—	(20)	(110)	—
Class R	N/A	N/A	(1)	—
Class Y	—	(32)	N/A	N/A
Total Distributions to Shareholders	(2,113)	(2,677)	(4,308)	(827)
Capital Share Transactions	(51,077)	189,708	26,039	62,418
Net Increase (Decrease) in Net Assets	(53,309)	191,077	23,455	63,526
Net Assets, Beginning of Period	293,837	102,760	63,526	—
Net Assets, End of Period	$240,528	$293,837	$86,981	$63,526
Undistributed (distributions in excess of) net investment income	$6,666	$(3,916)	$356	$367

See Accompanying Notes to Financial Statements.

140	ANNUAL REPORT	2018

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2018	ANNUAL REPORT	141

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY APOLLO MULTI-ASSET INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$11.02	$0.42	$0.05	$0.47	$(0.41)	$(0.01)	$(0.42)
Year ended 9-30-2017	10.45	0.39	0.50	0.89	(0.30)	(0.02)	(0.32)
Year ended 9-30-2016(4)	10.00	0.37	0.31	0.68	(0.23)	— *	(0.23)
Class C Shares
Year ended 9-30-2018	11.02	0.33	0.06	0.39	(0.33)	(0.01)	(0.34)
Year ended 9-30-2017	10.46	0.31	0.50	0.81	(0.23)	(0.02)	(0.25)
Year ended 9-30-2016(4)	10.00	0.28	0.33	0.61	(0.15)	— *	(0.15)
Class I Shares
Year ended 9-30-2018	11.02	0.45	0.06	0.51	(0.45)	(0.01)	(0.46)
Year ended 9-30-2017	10.46	0.41	0.51	0.92	(0.34)	(0.02)	(0.36)
Year ended 9-30-2016(4)	10.00	0.39	0.32	0.71	(0.25)	— *	(0.25)
Class N Shares
Year ended 9-30-2018	11.03	0.47	0.05	0.52	(0.46)	(0.01)	(0.47)
Year ended 9-30-2017	10.46	0.43	0.52	0.95	(0.36)	(0.02)	(0.38)
Year ended 9-30-2016(4)	10.00	0.38	0.33	0.71	(0.25)	— *	(0.25)
Class Y Shares
Year ended 9-30-2018	11.02	0.42	0.06	0.48	(0.42)	(0.01)	(0.43)
Year ended 9-30-2017	10.45	0.39	0.51	0.90	(0.31)	(0.02)	(0.33)
Year ended 9-30-2016(4)	10.00	0.34	0.34	0.68	(0.23)	— *	(0.23)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 1, 2015 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.25%.

(8)	Ratio of expenses to average net assets excluding offering cost was 2.01%.

(9)	Ratio of expenses to average net assets excluding offering cost was 0.93%.

(10)	Ratio of expenses to average net assets excluding offering cost was 0.89%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.20%.

142	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$11.07	4.41%	$131	1.24%		3.77%		1.24%		3.77%		59%
Year ended 9-30-2017	11.02	8.67	143	1.24		3.64		—		—		84
Year ended 9-30-2016(4)	10.45	6.85	95	1.30	(5)(7)	3.69	(5)	1.41	(5)	3.58	(5)	63	(6)
Class C Shares
Year ended 9-30-2018	11.07	3.64	16	1.98		3.01		1.98		3.01		59
Year ended 9-30-2017	11.02	7.86	20	1.97		2.87		—		—		84
Year ended 9-30-2016(4)	10.46	6.14	14	2.06	(5)(8)	2.78	(5)	—		—		63	(6)
Class I Shares
Year ended 9-30-2018	11.07	4.71	354	0.93		4.07		0.96		4.04		59
Year ended 9-30-2017	11.02	8.92	401	0.95		3.88		—		—		84
Year ended 9-30-2016(4)	10.46	7.25	255	0.98	(5)(9)	3.80	(5)	—		—		63	(6)
Class N Shares
Year ended 9-30-2018	11.08	4.96	4	0.79		4.23		0.80		4.22		59
Year ended 9-30-2017	11.03	9.12	4	0.78		4.09		—		—		84
Year ended 9-30-2016(4)	10.46	7.26	3	0.94	(5)(10)	3.73	(5)	—		—		63	(6)
Class Y Shares
Year ended 9-30-2018	11.07	4.45	6	1.19		3.82		1.19		3.82		59
Year ended 9-30-2017	11.02	8.75	5	1.17		3.69		—		—		84
Year ended 9-30-2016(4)	10.45	6.90	4	1.25	(5)(11)	3.31	(5)	1.33	(5)	3.23	(5)	63	(6)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	143

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY APOLLO STRATEGIC INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$10.27	$0.42	$(0.27)	$0.15	$(0.40)	$(0.05)	$(0.45)
Year ended 9-30-2017	10.26	0.39	0.04	0.43	(0.38)	(0.04)	(0.42)
Year ended 9-30-2016(4)	10.00	0.34	0.18	0.52	(0.26)	—	(0.26)
Class C Shares
Year ended 9-30-2018	10.27	0.35	(0.27)	0.08	(0.33)	(0.05)	(0.38)
Year ended 9-30-2017	10.26	0.32	0.04	0.36	(0.31)	(0.04)	(0.35)
Year ended 9-30-2016(4)	10.00	0.27	0.19	0.46	(0.20)	—	(0.20)
Class I Shares
Year ended 9-30-2018	10.28	0.45	(0.27)	0.18	(0.43)	(0.05)	(0.48)
Year ended 9-30-2017	10.27	0.42	0.05	0.47	(0.42)	(0.04)	(0.46)
Year ended 9-30-2016(4)	10.00	0.39	0.17	0.56	(0.29)	—	(0.29)
Class N Shares
Year ended 9-30-2018	10.28	0.46	(0.27)	0.19	(0.44)	(0.05)	(0.49)
Year ended 9-30-2017	10.27	0.43	0.04	0.47	(0.42)	(0.04)	(0.46)
Year ended 9-30-2016(4)	10.00	0.34	0.22	0.56	(0.29)	—	(0.29)
Class Y Shares
Year ended 9-30-2018	10.27	0.42	(0.27)	0.15	(0.40)	(0.05)	(0.45)
Year ended 9-30-2017	10.26	0.40	0.04	0.44	(0.39)	(0.04)	(0.43)
Year ended 9-30-2016(4)	10.00	0.33	0.20	0.53	(0.27)	—	(0.27)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 1, 2015 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.10%.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.79%.

(9)	Ratio of expenses to average net assets excluding offering cost was 0.80%.

(10)	Ratio of expenses to average net assets excluding offering cost was 0.79%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.05%.

144	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$9.97	1.53%	$117	1.15%		4.14%		1.16%		4.13%		48%
Year ended 9-30-2017	10.27	4.38	123	1.15		3.83		1.17		3.81		48
Year ended 9-30-2016(4)	10.26	5.35	95	1.15	(5)(7)	3.36	(5)	1.26	(5)	3.25	(5)	42	(6)
Class C Shares
Year ended 9-30-2018	9.97	0.82	6	1.85		3.43		2.02		3.26		48
Year ended 9-30-2017	10.27	3.66	8	1.85		3.13		1.98		3.00		48
Year ended 9-30-2016(4)	10.26	4.66	8	1.84	(5)(8)	2.71	(5)	1.96	(5)	2.59	(5)	42	(6)
Class I Shares
Year ended 9-30-2018	9.98	1.95	315	0.82		4.46		0.93		4.35		48
Year ended 9-30-2017	10.28	4.59	320	0.85		4.13		0.94		4.04		48
Year ended 9-30-2016(4)	10.27	5.75	184	0.85	(5)(9)	3.91	(5)	0.98	(5)	3.78	(5)	42	(6)
Class N Shares
Year ended 9-30-2018	9.98	1.92	53	0.77		4.52		0.78		4.51		48
Year ended 9-30-2017	10.28	4.75	61	0.77		4.24		—		—		48
Year ended 9-30-2016(4)	10.27	5.75	6	0.84	(5)(10)	3.44	(5)	—		—		42	(6)
Class Y Shares
Year ended 9-30-2018	9.97	1.58	8	1.10		4.18		1.17		4.11		48
Year ended 9-30-2017	10.27	4.44	9	1.10		3.89		1.19		3.80		48
Year ended 9-30-2016(4)	10.26	5.39	6	1.10	(5)(11)	3.31	(5)	1.23	(5)	3.18	(5)	42	(6)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	145

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$10.16	$0.26	$(0.16)	$0.10		$(0.26)	$(0.02)	$(0.28)
Year ended 9-30-2017(4)	10.00	0.26	0.14	0.40		(0.24)	—	(0.24)
Class C Shares
Year ended 9-30-2018	10.16	0.17	(0.17)	0.00	*	(0.16)	(0.02)	(0.18)
Year ended 9-30-2017(4)	10.00	0.19	0.16	0.35		(0.19)	—	(0.19)
Class I Shares
Year ended 9-30-2018	10.16	0.28	(0.16)	0.12		(0.28)	(0.02)	(0.30)
Year ended 9-30-2017(4)	10.00	0.28	0.13	0.41		(0.25)	—	(0.25)
Class Y Shares
Year ended 9-30-2018	10.16	0.25	(0.15)	0.10		(0.26)	(0.02)	(0.28)
Year ended 9-30-2017(4)	10.00	0.25	0.15	0.40		(0.24)	—	(0.24)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 3, 2016 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

146	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$9.98	0.89%	$14	0.78%		2.56%		1.32%		2.02%		10%
Year ended 9-30-201(4)	10.16	4.17	8	0.60	(5)	2.62	(5)	1.12	(5)	2.10	(5)	7	(6)
Class C Shares
Year ended 9-30-2018	9.98	-0.07	2	1.63		1.70		2.08		1.25		10
Year ended 9-30-2017(4)	10.16	3.53	2	1.33	(5)	1.88	(5)	1.85	(5)	1.36	(5)	7	(6)
Class I Shares
Year ended 9-30-2018	9.98	1.10	11	0.58		2.74		1.20		2.12		10
Year ended 9-30-2017(4)	10.16	4.31	7	0.43	(5)	2.87	(5)	0.95	(5)	2.35	(5)	7	(6)
Class Y Shares
Year ended 9-30-2018	9.98	0.93	1	0.78		2.56		1.44		1.90		10
Year ended 9-30-2017(4)	10.16	4.09	1	0.60	(5)	2.54	(5)	1.23	(5)	1.91	(5)	7	(6)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	147

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CASH MANAGEMENT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain on Investments		Total from Investment Operations		Distributions From Net Investment Income		Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$1.00	$0.01		$0.00	*	$0.01		$(0.01)		$—	$(0.01)
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2015	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2014	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Class B Shares(4)
Year ended 9-30-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2015	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2014	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Class C Shares(4)
Year ended 9-30-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2015	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2014	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

148	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)
Class A Shares
Year ended 9-30-2018	$1.00	1.11%	$1,281	0.75%	1.03%	—%	—%
Year ended 9-30-2017	1.00	0.27	1,378	0.74	0.27	0.75	0.26
Year ended 9-30-2016	1.00	0.02	1,401	0.49	0.02	0.79	-0.28
Year ended 9-30-2015	1.00	0.02	1,350	0.19	0.02	0.80	-0.59
Year ended 9-30-2014	1.00	0.02	1,271	0.17	0.02	0.79	-0.60
Class B Shares(4)
Year ended 9-30-2018	1.00	0.27	1	1.60	0.21	1.65	0.16
Year ended 9-30-2017	1.00	0.02	1	0.96	0.02	1.61	-0.63
Year ended 9-30-2016	1.00	0.02	1	0.49	0.02	1.73	-1.22
Year ended 9-30-2015	1.00	0.02	1	0.19	0.02	1.79	-1.58
Year ended 9-30-2014	1.00	0.02	1	0.17	0.02	1.99	-1.80
Class C Shares(4)
Year ended 9-30-2018	1.00	0.24	1	1.55	0.08	1.68	-0.05
Year ended 9-30-2017	1.00	0.02	2	0.98	0.02	1.61	-0.61
Year ended 9-30-2016	1.00	0.02	3	0.46	0.02	1.62	-1.14
Year ended 9-30-2015	1.00	0.02	5	0.18	0.02	1.59	-1.39
Year ended 9-30-2014	1.00	0.02	5	0.17	0.02	1.59	-1.40

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	149

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CORPORATE BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$6.27	$0.15	$(0.26)	$(0.11)	$(0.14)	$—	$(0.14)
Year ended 9-30-2017	6.51	0.13	(0.12)	0.01	(0.14)	(0.11)	(0.25)
Year ended 9-30-2016	6.30	0.13	0.28	0.41	(0.13)	(0.07)	(0.20)
Year ended 9-30-2015	6.34	0.13	(0.03)	0.10	(0.14)	—	(0.14)
Year ended 9-30-2014	6.33	0.16	0.03	0.19	(0.18)	—	(0.18)
Class B Shares(4)
Year ended 9-30-2018	6.26	0.05	(0.25)	(0.20)	(0.05)	—	(0.05)
Year ended 9-30-2017	6.51	0.04	(0.12)	(0.08)	(0.06)	(0.11)	(0.17)
Year ended 9-30-2016	6.29	0.04	0.29	0.33	(0.04)	(0.07)	(0.11)
Year ended 9-30-2015	6.34	0.05	(0.04)	0.01	(0.06)	—	(0.06)
Year ended 9-30-2014	6.33	0.08	0.03	0.11	(0.10)	—	(0.10)
Class C Shares
Year ended 9-30-2018	6.26	0.09	(0.25)	(0.16)	(0.09)	—	(0.09)
Year ended 9-30-2017	6.50	0.08	(0.12)	(0.04)	(0.09)	(0.11)	(0.20)
Year ended 9-30-2016	6.29	0.07	0.28	0.35	(0.07)	(0.07)	(0.14)
Year ended 9-30-2015	6.34	0.07	(0.03)	0.04	(0.09)	—	(0.09)
Year ended 9-30-2014	6.33	0.10	0.03	0.13	(0.12)	—	(0.12)
Class E Shares
Year ended 9-30-2018(5)	6.28	0.16	(0.29)	(0.13)	(0.14)	—	(0.14)
Class I Shares
Year ended 9-30-2018	6.27	0.17	(0.26)	(0.09)	(0.16)	—	(0.16)
Year ended 9-30-2017	6.51	0.15	(0.12)	0.03	(0.16)	(0.11)	(0.27)
Year ended 9-30-2016	6.30	0.15	0.28	0.43	(0.15)	(0.07)	(0.22)
Year ended 9-30-2015	6.35	0.15	(0.04)	0.11	(0.16)	—	(0.16)
Year ended 9-30-2014	6.34	0.18	0.03	0.21	(0.20)	—	(0.20)
Class N Shares
Year ended 9-30-2018(5)	6.28	0.17	(0.28)	(0.11)	(0.16)	—	(0.16)
Class R Shares
Year ended 9-30-2018(5)	6.28	0.13	(0.28)	(0.15)	(0.12)	—	(0.12)
Class Y Shares
Year ended 9-30-2018(5)	6.28	0.15	(0.29)	(0.14)	(0.13)	—	(0.13)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from October 16, 2017 (commencement of operations of the class) through September 30, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2018.

150	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$6.02	-1.72%	$364		1.05%		2.41%		1.05%	2.41%	29%
Year ended 9-30-2017	6.27	0.39	437		0.98		2.09		0.99	2.08	42
Year ended 9-30-2016	6.51	6.58	520		0.97		2.03		0.98	2.02	88
Year ended 9-30-2015	6.30	1.66	1,206		0.95		2.02		0.96	2.01	58
Year ended 9-30-2014	6.34	3.03	1,239		0.96		2.58		0.97	2.57	18
Class B Shares(4)
Year ended 9-30-2018	6.01	-3.18	1		2.56		0.87		—	—	29
Year ended 9-30-2017	6.26	-1.50	1		2.39		0.68		—	—	42
Year ended 9-30-2016	6.51	5.31	2		2.31		0.68		—	—	88
Year ended 9-30-2015	6.29	0.21	3		2.26		0.73		—	—	58
Year ended 9-30-2014	6.34	1.70	4		2.25		1.30		—	—	18
Class C Shares
Year ended 9-30-2018	6.01	-2.63	4		1.94		1.48		—	—	29
Year ended 9-30-2017	6.26	-0.46	8		1.85		1.22		—	—	42
Year ended 9-30-2016	6.50	5.65	10		1.85		1.14		—	—	88
Year ended 9-30-2015	6.29	0.56	10		1.87		1.11		—	—	58
Year ended 9-30-2014	6.34	2.08	11		1.89		1.65		—	—	18
Class E Shares
Year ended 9-30-2018(5)	6.01	-2.01	—	*	0.84	(6)	2.78	(6)	—	—	29	(7)
Class I Shares
Year ended 9-30-2018	6.02	-1.41	545		0.72		2.74		—	—	29
Year ended 9-30-2017	6.27	0.68	672		0.69		2.39		—	—	42
Year ended 9-30-2016	6.51	6.88	752		0.67		2.28		—	—	88
Year ended 9-30-2015	6.30	1.80	2		0.67		2.41		—	—	58
Year ended 9-30-2014	6.35	3.33	25		0.67		2.87		—	—	18
Class N Shares
Year ended 9-30-2018(5)	6.01	-1.77	44		0.57	(6)	3.06	(6)	—	—	29	(7)
Class R Shares
Year ended 9-30-2018(5)	6.01	-2.43	—	*	1.35	(6)	2.27	(6)	—	—	29	(7)
Class Y Shares
Year ended 9-30-2018(5)	6.01	-2.16	—	*	1.00	(6)	2.62	(6)	—	—	29	(7)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	151

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY CROSSOVER CREDIT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$10.26	$0.30	$(0.56)	$(0.26)	$(0.27)	$(0.09)	$(0.36)
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)
Class E Shares
Year ended 9-30-2018	10.26	0.31	(0.57)	(0.26)	(0.27)	(0.09)	(0.36)
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)
Class I Shares
Year ended 9-30-2018	10.26	0.33	(0.56)	(0.23)	(0.30)	(0.09)	(0.39)
Year ended 9-30-2017(4)	10.00	0.15	0.22	0.37	(0.11)	—	(0.11)
Class N Shares
Year ended 9-30-2018	10.26	0.33	(0.56)	(0.23)	(0.30)	(0.09)	(0.39)
Year ended 9-30-2017(4)	10.00	0.15	0.22	0.37	(0.11)	—	(0.11)
Class R Shares
Year ended 9-30-2018	10.25	0.25	(0.57)	(0.32)	(0.21)	(0.09)	(0.30)
Year ended 9-30-2017(4)	10.00	0.10	0.23	0.33	(0.08)	—	(0.08)
Class Y Shares
Year ended 9-30-2018	10.26	0.30	(0.56)	(0.26)	(0.27)	(0.09)	(0.36)
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 3, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

152	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$9.64	-2.56%	$12		0.90%		3.07%		1.19%		2.78%		85%
Year ended 9-30-2017(4)	10.26	3.51	11		0.90	(5)	2.63	(5)	0.95	(5)	2.58	(5)	112	(6)
Class E Shares
Year ended 9-30-2018	9.64	-2.54	—	*	0.87		3.09		1.11		2.85		85
Year ended 9-30-2017(4)	10.26	3.48	1		0.96	(5)	2.56	(5)	1.00	(5)	2.52	(5)	112	(6)
Class I Shares
Year ended 9-30-2018	9.64	-2.41	23		0.65		3.33		1.06		2.92		85
Year ended 9-30-2017(4)	10.26	3.72	18		0.65	(5)	2.89	(5)	0.83	(5)	2.71	(5)	112	(6)
Class N Shares
Year ended 9-30-2018	9.64	-2.41	1		0.65		3.31		0.90		3.06		85
Year ended 9-30-2017(4)	10.26	3.72	1		0.65	(5)	2.87	(5)	0.69	(5)	2.83	(5)	112	(6)
Class R Shares
Year ended 9-30-2018	9.63	-3.13	—	*	1.45		2.51		1.69		2.27		85
Year ended 9-30-2017(4)	10.25	3.29	1		1.45	(5)	2.07	(5)	1.48	(5)	2.04	(5)	112	(6)
Class Y Shares
Year ended 9-30-2018	9.64	-2.56	1		0.90		3.06		1.29		2.67		85
Year ended 9-30-2017(4)	10.26	3.51	1		0.90	(5)	2.63	(5)	1.08	(5)	2.45	(5)	112	(6)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	153

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY GOVERNMENT SECURITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$5.43	$0.06		$(0.19)	$(0.13)	$(0.07)	$—	$(0.07)
Year ended 9-30-2017	5.60	0.06		(0.16)	(0.10)	(0.07)	—	(0.07)
Year ended 9-30-2016	5.51	0.06		0.10	0.16	(0.07)	—	(0.07)
Year ended 9-30-2015	5.49	0.07		0.03	0.10	(0.08)	—	(0.08)
Year ended 9-30-2014	5.51	0.08		(0.01)	0.07	(0.09)	—	(0.09)
Class B Shares(4)
Year ended 9-30-2018	5.43	0.01		(0.18)	(0.17)	(0.03)	—	(0.03)
Year ended 9-30-2017	5.60	0.00	*	(0.16)	(0.16)	(0.01)	—	(0.01)
Year ended 9-30-2016	5.51	0.00	*	0.10	0.10	(0.01)	—	(0.01)
Year ended 9-30-2015	5.49	0.00	*	0.04	0.04	(0.02)	—	(0.02)
Year ended 9-30-2014	5.51	0.01		0.00	0.01	(0.03)	—	(0.03)
Class C Shares
Year ended 9-30-2018	5.43	0.01		(0.18)	(0.17)	(0.03)	—	(0.03)
Year ended 9-30-2017	5.60	0.01		(0.15)	(0.14)	(0.03)	—	(0.03)
Year ended 9-30-2016	5.51	0.01		0.11	0.12	(0.03)	—	(0.03)
Year ended 9-30-2015	5.49	0.02		0.04	0.06	(0.04)	—	(0.04)
Year ended 9-30-2014	5.51	0.03		0.00	0.03	(0.05)	—	(0.05)
Class E Shares
Year ended 9-30-2018(5)	5.43	0.07		(0.19)	(0.12)	(0.08)	—	(0.08)
Class I Shares
Year ended 9-30-2018	5.43	0.08		(0.19)	(0.11)	(0.09)	—	(0.09)
Year ended 9-30-2017	5.60	0.07		(0.15)	(0.08)	(0.09)	—	(0.09)
Year ended 9-30-2016	5.51	0.07		0.11	0.18	(0.09)	—	(0.09)
Year ended 9-30-2015	5.49	0.08		0.04	0.12	(0.10)	—	(0.10)
Year ended 9-30-2014	5.51	0.10		(0.01)	0.09	(0.11)	—	(0.11)
Class N Shares
Year ended 9-30-2018(5)	5.43	0.08		(0.19)	(0.11)	(0.09)	—	(0.09)
Class R Shares
Year ended 9-30-2018(5)	5.43	0.05		(0.20)	(0.15)	(0.05)	—	(0.05)
Class Y Shares
Year ended 9-30-2018(5)	5.43	0.06		(0.19)	(0.13)	(0.07)	—	(0.07)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from October 16, 2017 (commencement of operations of the class) through September 30, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2018.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.00%.

(9)	Expense ratio based on the period excluding reorganization expenses was 0.72%.

154	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$5.23	-2.35%	$71		1.04	%(8)	1.19%		1.16%		1.07%		42%
Year ended 9-30-2017	5.43	-1.73	87		1.02		1.20		1.10		1.04		37
Year ended 9-30-2016	5.60	3.01	118		1.01		1.11		1.07		1.05		43
Year ended 9-30-2015	5.51	1.88	244		1.01		1.18		1.07		1.12		63
Year ended 9-30-2014	5.49	1.35	249		1.02		1.45		1.06		1.41		3
Class B Shares(4)
Year ended 9-30-2018	5.23	-3.22	—	*	2.05		0.11		2.57		-0.41		42
Year ended 9-30-2017	5.43	-2.81	1		2.13		0.01		2.27		-0.13		37
Year ended 9-30-2016	5.60	1.83	1		2.17		-0.05		2.21		-0.09		43
Year ended 9-30-2015	5.51	0.68	1		2.20		-0.01		2.24		-0.05		63
Year ended 9-30-2014	5.49	0.13	2		2.23		0.24		2.27		0.20		3
Class C Shares
Year ended 9-30-2018	5.23	-3.14	1		1.88		0.24		2.16		-0.04		42
Year ended 9-30-2017	5.43	-2.58	2		1.88		0.26		1.95		0.19		37
Year ended 9-30-2016	5.60	2.10	3		1.91		0.21		1.95		0.17		43
Year ended 9-30-2015	5.51	1.04	4		1.84		0.35		1.88		0.31		63
Year ended 9-30-2014	5.49	0.49	5		1.87		0.60		1.91		0.56		3
Class E Shares
Year ended 9-30-2018(5)	5.23	-2.23	—	*	0.90	(6)	1.46	(6)	—		—		42	(7)
Class I Shares
Year ended 9-30-2018	5.23	-2.10	124		0.78	(9)	1.46		0.82		1.42		42
Year ended 9-30-2017	5.43	-1.44	303		0.74		1.38		0.76		1.36		37
Year ended 9-30-2016	5.60	3.33	157		0.70		1.33		0.74		1.29		43
Year ended 9-30-2015	5.51	2.20	2		0.70		1.50		0.74		1.46		63
Year ended 9-30-2014	5.49	1.67	2		0.69		1.78		0.73		1.74		3
Class N Shares
Year ended 9-30-2018(5)	5.23	-1.99	179		0.63	(6)	1.74	(6)	—		—		42	(7)
Class R Shares
Year ended 9-30-2018(5)	5.23	-2.68	—	*	1.41	(6)	0.95	(6)	—		—		42	(7)
Class Y Shares
Year ended 9-30-2018(5)	5.23	-2.41	—	*	1.06	(6)(8)	1.30	(6)	1.09	(6)	1.27	(6)	42	(7)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	155

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY IG INTERNATIONAL SMALL CAP FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2018	$12.06	$0.10	$0.14	$0.24	$(0.02)	$—		$(0.02)
Year ended 9-30-2017(4)	10.00	0.09	1.97	2.06	—	—		—
Class C Shares
Year ended 9-30-2018	12.00	0.01	0.13	0.14	—	—		—
Year ended 9-30-2017(4)	10.00	0.03	1.97	2.00	—	—		—
Class I Shares
Year ended 9-30-2018	12.08	0.16	0.13	0.29	(0.04)	—	*	(0.04)
Year ended 9-30-2017(4)	10.00	0.11	1.97	2.08	—	—		—
Class N Shares
Year ended 9-30-2018	12.09	0.16	0.11	0.27	(0.04)	—	*	(0.04)
Year ended 9-30-2017(4)	10.00	0.11	1.98	2.09	—	—		—
Class Y Shares
Year ended 9-30-2018	12.06	0.14	0.10	0.24	(0.02)	—		(0.02)
Year ended 9-30-2017(4)	10.00	0.09	1.97	2.06	—	—		—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from January 10, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

156	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$12.28	1.98%	$18	1.45%		0.79%		1.54%		0.70%		60%
Year ended 9-30-2017(4)	12.06	20.60	13	1.45	(5)	1.11	(5)	1.61	(5)	0.95	(5)	38	(6)
Class C Shares
Year ended 9-30-2018	12.14	1.17	2	2.22		0.11		2.27		0.06		60
Year ended 9-30-2017(4)	12.00	20.00	1	2.17	(5)	0.39	(5)	2.33	(5)	0.23	(5)	38	(6)
Class I Shares
Year ended 9-30-2018	12.33	2.33	66	1.12		1.28		1.34		1.06		60
Year ended 9-30-2017(4)	12.08	20.90	27	1.15	(5)	1.42	(5)	1.45	(5)	1.12	(5)	38	(6)
Class N Shares
Year ended 9-30-2018	12.32	2.28	82	1.13		1.25		1.18		1.20		60
Year ended 9-30-2017(4)	12.09	20.90	1	1.15	(5)	1.41	(5)	1.31	(5)	1.25	(5)	38	(6)
Class Y Shares
Year ended 9-30-2018	12.28	1.98	5	1.45		1.10		1.59		0.96		60
Year ended 9-30-2017(4)	12.06	20.60	1	1.45	(5)	1.11	(5)	1.70	(5)	0.86	(5)	38	(6)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	157

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2018	$9.47	$0.39	$(1.40)	$(1.01)	$(0.24)	$—		$(0.24)
Year ended 9-30-2017	9.21	0.41	(0.15)	0.26	—	—		—
Year ended 9-30-2016	8.11	0.33	0.77	1.10	—	—		—
Year ended 9-30-2015	9.76	0.34	(1.83)	(1.49)	(0.16)	—	*	(0.16)
Year ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—		—
Class C Shares
Year ended 9-30-2018	9.28	0.31	(1.37)	(1.06)	(0.16)	—		(0.16)
Year ended 9-30-2017	9.09	0.34	(0.15)	0.19	—	—		—
Year ended 9-30-2016	8.06	0.28	0.75	1.03	—	—		—
Year ended 9-30-2015	9.73	0.27	(1.83)	(1.56)	(0.11)	—	*	(0.11)
Year ended 9-30-2014(4)	10.00	0.13	(0.40)	(0.27)	—	—		—
Class E Shares
Year ended 9-30-2018	9.48	0.39	(1.39)	(1.00)	(0.25)	—		(0.25)
Year ended 9-30-2017	9.21	0.42	(0.15)	0.27	—	—		—
Year ended 9-30-2016	8.11	0.35	0.75	1.10	—	—		—
Year ended 9-30-2015	9.76	0.33	(1.82)	(1.49)	(0.16)	—	*	(0.16)
Year ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—		—
Class I Shares
Year ended 9-30-2018	9.54	0.43	(1.41)	(0.98)	(0.28)	—		(0.28)
Year ended 9-30-2017	9.25	0.46	(0.17)	0.29	—	—		—
Year ended 9-30-2016	8.12	0.39	0.74	1.13	—	—		—
Year ended 9-30-2015	9.77	0.36	(1.84)	(1.48)	(0.17)	—	*	(0.17)
Year ended 9-30-2014(4)	10.00	0.17	(0.40)	(0.23)	—	—		—
Class N Shares
Year ended 9-30-2018	9.54	0.44	(1.42)	(0.98)	(0.28)	—		(0.28)
Year ended 9-30-2017	9.25	0.46	(0.17)	0.29	—	—		—
Year ended 9-30-2016	8.12	0.38	0.75	1.13	—	—		—
Year ended 9-30-2015(6)	9.08	0.23	(1.19)	(0.96)	—	—		—
Class R Shares
Year ended 9-30-2018	9.41	0.35	(1.38)	(1.03)	(0.22)	—		(0.22)
Year ended 9-30-2017	9.17	0.39	(0.15)	0.24	—	—		—
Year ended 9-30-2016	8.09	0.32	0.76	1.08	—	—		—
Year ended 9-30-2015	9.74	0.31	(1.82)	(1.51)	(0.14)	—	*	(0.14)
Year ended 9-30-2014(4)	10.00	0.15	(0.41)	(0.26)	—	—		—

158	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$8.22	-11.01%	$12		1.21%		4.28%		1.45%		4.04%		90%
Year ended 9-30-2017	9.47	2.82	13		1.25		4.45		1.63		4.07		63
Year ended 9-30-2016	9.21	13.56	12		1.25		3.90		2.03		3.12		74
Year ended 9-30-2015	8.11	-15.45	26		1.25		3.81		2.21	(9)	2.85		40
Year ended 9-30-2014(4)	9.76	-2.40	20		1.25	(5)	3.70	(5)	2.18	(5)(10)	2.77	(5)	18	(7)
Class C Shares
Year ended 9-30-2018	8.06	-11.56	2		1.86		3.54		2.10		3.30		90
Year ended 9-30-2017	9.28	2.09	2		1.97		3.81		2.27		3.51		63
Year ended 9-30-2016	9.09	12.78	2		2.00		3.27		2.50		2.77		74
Year ended 9-30-2015	8.06	-16.12	2		2.00		2.98		2.71	(11)	2.27		40
Year ended 9-30-2014(4)	9.73	-2.70	2		2.00	(5)	2.95	(5)	2.85	(5)(12)	2.10	(5)	18	(7)
Class E Shares
Year ended 9-30-2018	8.23	-10.78	2		1.05		4.32		1.29		4.08		90
Year ended 9-30-2017	9.48	2.93	2		1.17		4.60		1.46		4.31		63
Year ended 9-30-2016	9.21	13.56	2		1.26		4.01		1.72		3.55		74
Year ended 9-30-2015	8.11	-15.45	2		1.26		3.72		1.93	(13)	3.05		40
Year ended 9-30-2014(4)	9.76	-2.40	2		1.25	(5)	3.72	(5)	2.09	(5)(14)	2.88	(5)	18	(7)
Class I Shares
Year ended 9-30-2018	8.28	-10.56	80		0.80		4.80		1.23		4.37		90
Year ended 9-30-2017	9.54	3.14	45		0.91		4.96		1.39		4.48		63
Year ended 9-30-2016	9.25	13.92	26		1.00		4.42		1.62		3.80		74
Year ended 9-30-2015	8.12	-15.29	8		1.00		4.00		1.83	(15)	3.17		40
Year ended 9-30-2014(4)	9.77	-2.30	8		1.00	(5)	3.97	(5)	1.99	(5)(16)	2.98	(5)	18	(7)
Class N Shares
Year ended 9-30-2018	8.28	-10.56	41		0.80		4.83		1.05		4.58		90
Year ended 9-30-2017	9.54	3.14	52		0.80		4.95		1.11		4.64		63
Year ended 9-30-2016	9.25	13.92	1		1.00		4.35		1.47		3.88		74
Year ended 9-30-2015(6)	8.12	-10.57	—	*	1.00	(5)	4.03	(5)	1.68	(5)(19)	3.35	(5)	40	(8)
Class R Shares
Year ended 9-30-2018	8.16	-11.23	2		1.50		3.87		1.79		3.58		90
Year ended 9-30-2017	9.41	2.62	2		1.50		4.27		1.97		3.80		63
Year ended 9-30-2016	9.17	13.35	2		1.50		3.77		2.21		3.06		74
Year ended 9-30-2015	8.09	-15.63	2		1.50		3.48		2.54	(17)	2.44		40
Year ended 9-30-2014(4)	9.74	-2.60	2		1.50	(5)	3.47	(5)	2.59	(5)(18)	2.38	(5)	18	(7)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	159

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (Continued)

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class Y Shares
Year ended 9-30-2018	$9.48	$0.37	$(1.39)	$(1.02)	$(0.24)	$—		$(0.24)
Year ended 9-30-2017	9.21	0.41	(0.14)	0.27	—	—		—
Year ended 9-30-2016	8.11	0.35	0.75	1.10	—	—		—
Year ended 9-30-2015	9.76	0.34	(1.83)	(1.49)	(0.16)	—	*	(0.16)
Year ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—		—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 30, 2014 (commencement of operations of the class) through September 30, 2014.

(5)	Annualized.

(6)	For the period from January 30, 2015 (commencement of operations of the class) through September 30, 2015.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2014.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2015.

(9)	Ratio of expenses to average net assets excluding offering cost was 2.00%.

(10)	Ratio of expenses to average net assets excluding offering cost was 1.80%.

(11)	Ratio of expenses to average net assets excluding offering cost was 2.50%.

(12)	Ratio of expenses to average net assets excluding offering cost was 2.47%.

(13)	Ratio of expenses to average net assets excluding offering cost was 1.72%.

(14)	Ratio of expenses to average net assets excluding offering cost was 1.71%.

(15)	Ratio of expenses to average net assets excluding offering cost was 1.62%.

(16)	Ratio of expenses to average net assets excluding offering cost was 1.61%.

(17)	Ratio of expenses to average net assets excluding offering cost was 2.33%.

(18)	Ratio of expenses to average net assets excluding offering cost was 1.96%.

(19)	Ratio of expenses to average net assets excluding offering cost was 1.47%.

(20)	Ratio of expenses to average net assets excluding offering cost was 1.86%.

160	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class Y Shares
Year ended 9-30-2018	$8.22	-11.00%	$3	1.21%		4.11%		1.45%		3.87%		90%
Year ended 9-30-2017	9.48	2.93	3	1.25		4.48		1.63		4.10		63
Year ended 9-30-2016	9.21	13.56	5	1.25		4.06		1.86		3.45		74
Year ended 9-30-2015	8.11	-15.45	2	1.25		3.73		2.07	(20)	2.91		40
Year ended 9-30-2014(4)	9.76	-2.40	3	1.25	(5)	3.72	(5)	2.24	(5)(20)	2.73	(5)	18	(7)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	161

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PICTET TARGETED RETURN BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$10.11	$0.16	$(0.18)	$(0.02)	$(0.07)	$—	$(0.07)
Year ended 9-30-2017	10.21	0.09	0.03	0.12	(0.13)	(0.09)	(0.22)
Year ended 9-30-2016(4)	10.00	0.06	0.15	0.21	—	—	—
Class C Shares
Year ended 9-30-2018	10.05	0.09	(0.17)	(0.08)	(0.06)	—	(0.06)
Year ended 9-30-2017	10.16	0.02	0.02	0.04	(0.06)	(0.09)	(0.15)
Year ended 9-30-2016(4)	10.00	0.01	0.15	0.16	—	—	—
Class I Shares
Year ended 9-30-2018	10.13	0.18	(0.18)	0.00 *	(0.07)	—	(0.07)
Year ended 9-30-2017	10.23	0.11	0.03	0.14	(0.15)	(0.09)	(0.24)
Year ended 9-30-2016(4)	10.00	0.08	0.15	0.23	—	—	—
Class N Shares
Year ended 9-30-2018	10.13	0.18	(0.15)	0.03	(0.08)	—	(0.08)
Year ended 9-30-2017	10.24	0.14	0.00 *	0.14	(0.16)	(0.09)	(0.25)
Year ended 9-30-2016(4)	10.00	0.09	0.15	0.24	—	—	—
Class Y Shares
Year ended 9-30-2018	10.11	0.16	(0.18)	(0.02)	(0.07)	—	(0.07)
Year ended 9-30-2017	10.22	0.09	0.02	0.11	(0.13)	(0.09)	(0.22)
Year ended 9-30-2016(4)	10.00	0.06	0.16	0.22	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from January 4, 2016 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.22%.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.14%.

(9)	Ratio of expenses to average net assets excluding offering cost was 1.89%.

(10)	Ratio of expenses to average net assets excluding offering cost was 1.77%.

(11)	Ratio of expenses to average net assets excluding offering cost was 0.98%.

(12)	Ratio of expenses to average net assets excluding offering cost was 0.87%.

(13)	Ratio of expenses to average net assets excluding offering cost was 0.85%.

(14)	Ratio of expenses to average net assets excluding offering cost was 0.74%.

(15)	Ratio of expenses to average net assets excluding offering cost was 1.22%.

(16)	Ratio of expenses to average net assets excluding offering cost was 1.02%.

162	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$10.02	-0.22%	$21	1.22%		1.56%		1.39%		1.39%		152%
Year ended 9-30-2017	10.11	1.20	20	1.24	(7)	0.88		1.43		0.69		190
Year ended 9-30-2016(4)	10.21	2.10	19	1.27	(5)(8)	0.88	(5)	1.55	(5)	0.60	(5)	90	(6)
Class C Shares
Year ended 9-30-2018	9.91	-0.85	4	1.92		0.86		2.09		0.69		152
Year ended 9-30-2017	10.05	0.46	4	1.91	(9)	0.21		2.10		0.02		190
Year ended 9-30-2016(4)	10.16	1.60	4	1.90	(5)(10)	0.15	(5)	2.18	(5)	-0.13	(5)	90	(6)
Class I Shares
Year ended 9-30-2018	10.06	0.03	123	1.00		1.79		1.21		1.58		152
Year ended 9-30-2017	10.13	1.43	111	1.00	(11)	1.13		1.22		0.91		190
Year ended 9-30-2016(4)	10.23	2.30	74	1.00	(5)(12)	1.02	(5)	1.30	(5)	0.72	(5)	90	(6)
Class N Shares
Year ended 9-30-2018	10.08	0.25	89	0.87		1.79		1.05		1.61		152
Year ended 9-30-2017	10.13	1.45	155	0.87	(13)	1.37		1.07		1.17		190
Year ended 9-30-2016(4)	10.24	2.40	2	0.87	(5)(14)	1.17	(5)	1.16	(5)	0.88	(5)	90	(6)
Class Y Shares
Year ended 9-30-2018	10.02	-0.22	4	1.22		1.55		1.44		1.33		152
Year ended 9-30-2017	10.11	1.17	4	1.24	(15)	0.88		1.46		0.66		190
Year ended 9-30-2016(4)	10.22	2.20	4	1.15	(5)(16)	0.89	(5)	1.55	(5)	0.49	(5)	90	(6)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	163

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PINEBRIDGE HIGH YIELD FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$10.15	$0.48	$(0.30)	$0.18	$(0.49)	$(0.03)	$(0.52)
Year ended 9-30-2017(4)	10.00	0.16	0.10	0.26	(0.11)	—	(0.11)
Class I Shares
Year ended 9-30-2018	10.15	0.51	(0.31)	0.20	(0.51)	(0.03)	(0.54)
Year ended 9-30-2017(4)	10.00	0.17	0.10	0.27	(0.12)	—	(0.12)
Class N Shares
Year ended 9-30-2018	10.15	0.51	(0.32)	0.19	(0.51)	(0.03)	(0.54)
Year ended 9-30-2017(4)	10.00	0.17	0.10	0.27	(0.12)	—	(0.12)
Class R Shares
Year ended 9-30-2018	10.15	0.43	(0.31)	0.12	(0.43)	(0.03)	(0.46)
Year ended 9-30-2017(4)	10.00	0.14	0.11	0.25	(0.10)	—	(0.10)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from May 18, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

164	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$9.81	1.71%	$8	1.00%		4.83%		1.11%		4.72%		81%
Year ended 9-30-2017(4)	10.15	2.64	6	1.00	(5)	4.22	(5)	—		—		60	(6)
Class I Shares
Year ended 9-30-2018	9.81	2.10	46	0.72		5.14		1.00		4.86		81
Year ended 9-30-2017(4)	10.15	2.72	22	0.72	(5)	4.55	(5)	0.87	(5)	4.40	(5)	60	(6)
Class N Shares
Year ended 9-30-2018	9.80	2.00	32	0.72		5.10		0.83		4.99		81
Year ended 9-30-2017(4)	10.15	2.72	35	0.72	(5)	4.44	(5)	0.73	(5)	4.43	(5)	60	(6)
Class R Shares
Year ended 9-30-2018	9.81	1.19	1	1.47		4.35		1.57		4.25		81
Year ended 9-30-2017(4)	10.15	2.50	1	1.46	(5)	3.74	(5)	—		—		60	(6)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	165

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

SEPTEMBER 30, 2018

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Cash Management Fund, Ivy Corporate Bond Fund (formerly known as Ivy Bond Fund), Ivy Crossover Credit Fund, Ivy Government Securities Fund, Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund and Ivy PineBridge High Yield Fund (each, a “Fund”) are eleven series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A shares. Certain Funds offer Class B, Class C, Class E, Class I, Class N, Class R and Class Y shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class N, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have a distribution and service plan. Class I and Class N shares are not included in the plan. With certain exceptions described in the Prospectus, Class B shares will automatically convert to Class A shares 96 months after the date of purchase. With certain exceptions described in the Prospectus, Class C shares will automatically convert to Class A shares 120 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

166	ANNUAL REPORT	2018

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Collateralized Loan Obligations. Certain Funds may invest in collateralized loan obligations (“CLOs”). CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows of a CLO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. Each tranche is a piece of the CLO, and dictates who will be paid out first when the underlying loan payments are made. It also dictates the risk associated with the investment, since investors who are paid last have a higher risk of default from the underlying loans.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid

2018	ANNUAL REPORT	167

based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the London Interbank Offered Rate (“LIBOR”) or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

168	ANNUAL REPORT	2018

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

New Rule Issuance. In March 2017, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management is currently evaluating the implication of this amendment and its impact to the Funds’ financial statements and related disclosures.

In August 2018, the FASB issued ASU 2018-13 which changes the fair value measurement disclosure requirements of ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the implication of this amendment and its impact to the Funds’ financial statements and related disclosures.

In October 2018, the Securities Exchange Commission (“Commission”) adopted amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. GAAP, or changes in the information environment. We are also referring certain Commission disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the FASB for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments are effective November 2018. Management is currently evaluating the implication of these amendments and their impact to the Funds’ financial statements and related disclosures.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Investments in Ivy Cash Management Fund are valued on the basis of amortized cost (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Short-term securities with maturities of 60 days or less held in all Funds (with the exception of Ivy Cash Management Fund) are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

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Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

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Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Other Government Securities. Other government securities include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities. The fair value of other government securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market

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price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most other government securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of September 30, 2018, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options in futures contracts may also be purchased or sold by a Fund.

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Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument.

Option contracts can be traded on a regulated exchange or traded OTC. Unlike the trades on a regulated exchange where the clearinghouse guarantees the performances of both the buyer and the seller, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or variation margin payable on the Statement of Assets and Liabilities. Payments received or made by the Fund are recorded as realized gain or loss on the Statement of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. An early termination payment received or made at an early termination or a final payment made at the maturity of the swap is recorded as realized gain or loss on the Statement of Operations.

After a centrally cleared swap is accepted for clearing, a Fund may be required to deposit initial margin with the clearing member in the form of cash or securities. Securities deposited as initial margin, if any, are designated on the Schedule of Investments. Cash deposited as initial margin is identified on the Schedule of Investments and is recorded as restricted cash on the Statement of Assets and Liabilities.

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Credit default swap agreements (“CDS”) on corporate issuers or credit indices involve one party making a stream of periodic payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of the corporate issuer or all or part of the referenced entities comprising the credit index. A Fund may enter a physically settled or cash settled CDS. As a buyer, if an underlying credit event occurs depending on if the CDS is to be physically settled or cash settled, a Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the corporate issuer security or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the corporate issuer security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the corporate issuer security or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the corporate issuer security or underlying securities comprising the index.

Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund enter into credit default swaps to protect bonds owned by a Fund against default.

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk).

Total return swaps involve a commitment of one party to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities including a variety of securities or representing a particular index. To the extent the total return of the security, a basket of securities, or an index exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Ivy Pictet Targeted Return Bond Fund enters into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a counterparty creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized due to facts specific to certain situations (i.e., collateral may not have been posted by the counterparty due to the required collateral amount being less than the pre-agreed thresholds. Additionally, regulatory developments called stay resolutions and the ensuing required contractual amendments to the transactional documentation, including derivatives, permit the relevant regulators to preclude parties to a transaction from terminating trades, among other rights it may have in the trade agreements should a counterparty that it regulates experience financial distress. A relevant regulator also has the authority to reduce the value of certain liabilities owed by the counterparty to a Fund and/or convert cash liabilities of a regulated entity into equity holdings. The power given to the relevant regulators includes the ability to amend transactional agreements unilaterally, modify the maturity of eligible liabilities, reduce the amount of interest payable or change the date on which interest becomes payable, among other powers.

To prevent incurring losses due to the counterparty credit risk, IICO actively monitors the creditworthiness of the counterparties with which it has entered financial transactions. IICO consistently and frequently risk manages the credit risk of the counterparties it faces in transactions.

Collateral and rights of offset. A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

174	ANNUAL REPORT	2018

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of September 30, 2018:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy Apollo Multi-Asset Income Fund
Unrealized appreciation on forward foreign currency contracts	$241	$—	$241	$— *	$(237)	$—	$4
Ivy Apollo Strategic Income Fund
Unrealized appreciation on forward foreign currency contracts	$232	$—	$232	$— *	$(228)	$—	$4
Ivy Pictet Emerging Markets Local Currency Debt Fund
Unrealized appreciation on forward foreign currency contracts	$948	$—	$948	$(945)	$—	$(3)	$—
Swap agreements, at value	276	—	276	(72)	—	—	204
Total	$1,224	$—	$1,224	$(1,017)	$—	$(3)	$204
Ivy Pictet Targeted Return Bond Fund
Investments in unaffiliated securities at value**	$1,383	$—	$1,383	$(1,084)	$—	$—	$299
Unrealized appreciation on forward foreign currency contracts	1,012	—	1,012	(314)	—	—	698
Total	$2,395	$—	$2,395	$(1,398)	$—	$—	$997

*	Not shown due to rounding.

**	Purchased options are reported as investments in unaffiliated securities on the Statement of Assets and Liabilities.

Liabilities

Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities		Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities		Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy Apollo Multi-Asset Income Fund
Unrealized depreciation on forward foreign currency contracts(1)	$—	*	$—	$—	*	$—	$—	$—	$—	*
Ivy Apollo Strategic Income Fund
Unrealized depreciation on forward foreign currency contracts(1)	$—	*	$—	$—	*	$—	$—	$—	$—	*

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				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy Pictet Emerging Markets Local Currency Debt Fund
Unrealized depreciation on forward foreign currency contracts	$2,544	$—	$2,544	$(945)	$—	$(546)	$1,053
Swap agreements, at value	116	—	116	(72)	—	(5)	39
Total	$2,660	$—	$2,660	$(1,017)	$—	$(551)	$1,092
Ivy Pictet Targeted Return Bond Fund
Unrealized depreciation on forward foreign currency contracts	$776	$—	$776	$(314)	$(433)	$—	$29
Swap agreements, at value	374	—	374	—	(98)	—	276
Written options at value	1,145	—	1,145	(1,084)	(52)	—	9
Total	$2,295	$—	$2,295	$(1,398)	$(583)	$—	$314

*	Not shown due to rounding.

(1)

Amounts include forward contracts that have an offset to an open and close contract, but have not settled. These amounts are included on the Statement of Assets and Liabilities line item for Investment securities purchased payable.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2018:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy Apollo Multi-Asset Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	$241		$—
Ivy Apollo Strategic Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	232		—
Ivy Pictet Emerging Markets Local Currency Debt Fund	Credit		—	Swap agreements, at value	13
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	948	Unrealized depreciation on forward foreign currency contracts	2,544
	Interest rate	Unrealized appreciation on centrally cleared swap agreements**	32	Unrealized depreciation on centrally cleared swap agreements**	13
		Unrealized appreciation on futures contracts**	17	Unrealized depreciation on futures contracts**	12
		Swap agreements, at value	276	Swap agreements, at value	103
Ivy Pictet Targeted Return Bond Fund	Credit	Investments in unaffiliated securities at value*	29	Written options at value	18
		Unrealized appreciation on centrally cleared swap agreements**	229	Swap agreements, at value	284
	Foreign currency	Investments in unaffiliated securities at value*	1,354	Written options at value	1,127
		Unrealized appreciation on forward foreign currency contracts	1,012	Unrealized depreciation on forward foreign currency contracts	776

176	ANNUAL REPORT	2018

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy Pictet Targeted Return Bond Fund (Continued)	Interest rate	Investments in unaffiliated securities at value*	$96	Written options at value	$64
		Unrealized appreciation on centrally cleared swap agreements**	777	Unrealized depreciation on centrally cleared swap agreements**	469
		Unrealized appreciation on futures contracts**	1,028	Unrealized depreciation on futures contracts**	110
				Swap agreements, at value	90

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

**

The value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swap agreements; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended September 30, 2018.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended September 30, 2018:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Apollo Multi-Asset Income Fund	Foreign currency	$—	$—	$—	$—	$341	$341
Ivy Apollo Strategic Income Fund	Foreign currency	—	—	—	—	567	567
Ivy Pictet Emerging Markets Local Currency Debt Fund	Credit	—	175	—	—	—	175
	Foreign currency	—	—	—	—	(327)	(327)
	Interest rate	(13)	32	12	4	—	35
Ivy Pictet Targeted Return Bond Fund	Credit	(256)	292	—	221	—	257
	Foreign currency	(260)	—	—	212	5,171	5,123
	Interest rate	(361)	(98)	1,761	68	—	1,370

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended September 30, 2018:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Apollo Multi-Asset Income Fund	Foreign currency	$—	$—	$—	$—	$445	$445
Ivy Apollo Strategic Income Fund	Foreign currency	—	—	—	—	197	197
Ivy Pictet Emerging Markets Local Currency Debt Fund	Credit	—	(5)	—	—	—	(5)
	Foreign currency	—	—	—	—	(1,577)	(1,577)
	Interest rate	—	146	5	—	—	151
Ivy Pictet Targeted Return Bond Fund	Credit	44	(77)	—	61	—	28
	Foreign currency	837	—	—	417	(1,343)	(89)
	Interest rate	(104)	204	13	(22)	—	91

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

2018	ANNUAL REPORT	177

During the year ended September 30, 2018, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Ivy Apollo Multi-Asset Income Fund	$287	$—	$—	$—	$—	$—
Ivy Apollo Strategic Income Fund	366	—	—	—	—	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	316	5,789	2,399	35,067	1	—	*
Ivy Pictet Targeted Return Bond Fund	315	10,503	85,327	106,889	757	404

*	Not shown due to rounding.

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,0000 to $2,500M	$2,500 to $3,000M	$3,000 to $5,000M	$5,000 to $10,000M	$10,000 to $15,000M	$15,000 to $20,000M	Over $20,000M
Ivy Apollo Multi-Asset Income Fund	0.700%	0.700%	0.650%	0.650%	0.610%	0.610%	0.580%	0.580%	0.580%	0.580%	0.580%
Ivy Apollo Strategic Income Fund	0.680	0.680	0.620	0.620	0.580	0.580	0.570	0.570	0.570	0.570	0.570
Ivy California Municipal High Income Fund	0.525	0.500	0.450	0.400	0.400	0.400	0.400	0.395	0.390	0.385	0.385
Ivy Cash Management Fund	0.350	0.350	0.300	0.300	0.300	0.300	0.300	0.300	0.300	0.300	0.300
Ivy Corporate Bond Fund	0.475	0.475	0.450	0.400	0.400	0.400	0.400	0.400	0.400	0.400	0.400
Ivy Crossover Credit Fund	0.500	0.450	0.425	0.425	0.425	0.400	0.400	0.375	0.375	0.375	0.375
Ivy Government Securities Fund	0.500	0.450	0.400	0.350	0.350	0.350	0.350	0.350	0.350	0.350	0.350
Ivy IG International Small Cap Fund	1.000	1.000	0.950	0.950	0.900	0.900	0.900	0.850	0.850	0.850	0.850
Ivy Pictet Emerging Markets Local Currency Debt Fund	0.750	0.750	0.725	0.725	0.700	0.700	0.700	0.675	0.650	0.650	0.650
Ivy Pictet Targeted Return Bond Fund	0.900	0.900	0.850	0.850	0.800	0.800	0.800	0.750	0.750	0.750	0.750
Ivy PineBridge High Yield Fund	0.625	0.600	0.550	0.500	0.500	0.500	0.500	0.500	0.490	0.490	0.480

For Funds managed solely by IICO, IICO has voluntarily agreed to waive a Fund’s management fee on any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers below for amounts waived during the year ended September 30, 2018.

IICO has entered into Subadvisory Agreements with the following entities on behalf of the Funds:

Under an agreement between IICO and Apollo Credit Management, LLC (“Apollo”), Apollo serves as subadviser for the total return strategy of each of the Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund. Under an agreement between IICO and LaSalle Investment Management Securities, LLC (“LaSalle”), LaSalle serves as subadviser for the global real estate strategy of the Ivy Apollo Multi-Asset Income Fund. Under an agreement between IICO and Pictet

178	ANNUAL REPORT	2018

Asset Management Limited (“Pictet UK”) and Pictet Asset Management (Singapore) PTE Ltd. (“Pictet Singapore,” and collectively with Pictet UK, “Pictet”), Pictet serves as subadvisor to Ivy Pictet Emerging Markets Local Currency Debt Fund. Under an agreement between IICO and I.G. International Management Ltd. (“IG Ireland”), IG Ireland serves as subadviser for the Ivy IG International Small Cap Fund. Under an agreement between IICO and Pictet Asset Management SA (“Pictet AM CH”), Pictet AM CH serves as subadvisor to Ivy Pictet Targeted Return Bond Fund. Under an agreement between IICO and PineBridge Investments LLC (“PineBridge”), PineBridge serves as subadvisor to Ivy PineBridge High Yield Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class. For the Waddell & Reed Advisors Bond Fund (Ivy Corporate Bond Fund’s Predecessor Fund) and Waddell & Reed Advisors Government Securities Fund (Ivy Government Securities Fund’s Predecessor Fund), the Board voluntarily limited payment to 0.237% and 0.232%, respectively, of the Fund’s average Class A net assets on an annual basis. This waiver ended when the reorganization occurred on October 16, 2017.

2018	ANNUAL REPORT	179

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IDI. During the year ended September 30, 2018, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC							Commissions Paid(1)
		Class A		Class B		Class C		Class E
Ivy Apollo Multi-Asset Income Fund	$202	$2		N/A		$1		N/A	$183
Ivy Apollo Strategic Income Fund	123	3		N/A		3		N/A	109
Ivy California Municipal High Income Fund	22	1		N/A		—	*	N/A	20
Ivy Cash Management Fund	—	1		$1		—	*	N/A	189,331
Ivy Corporate Bond Fund	192	2		2		1		$—	165
Ivy Crossover Credit Fund	9	—	*	N/A		N/A		—	7
Ivy Government Securities Fund	52	—	*	—	*	—	*	—	37
Ivy IG International Small Cap Fund	31	—	*	N/A		—	*	N/A	34
Ivy Pictet Emerging Markets Local Currency Debt Fund	10	—	*	N/A		—	*	—	10
Ivy Pictet Targeted Return Bond Fund	21	—	*	N/A		—	*	N/A	20
Ivy PineBridge High Yield Fund	11	—	*	N/A		N/A		N/A	9

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. IICO, the Funds’ investment manager, IDI, the Funds’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Funds’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Fund and class expense limitations and related waivers/reimbursements for the year ended September 30, 2018 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Apollo Multi-Asset Income Fund	All Classes	Contractual	10-1-2015	1-31-2019	N/A	$15	(1)	Investment Management Fee
	Class A	Contractual	10-1-2015	1-31-2019	1.30%	$—		N/A
	Class C	Contractual	10-1-2015	1-31-2019	2.17%	$—		N/A
	Class I	Contractual	10-1-2015	1-31-2020	0.75%(7)	$83		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	0.75%(7)	$—	*	Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2019	1.25%	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2019	Not to exceed Class A	$—		N/A

180	ANNUAL REPORT	2018

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Apollo Strategic Income Fund	All Classes	Contractual	10-1-2015	1-31-2019	N/A	$50	(1)	Investment Management Fee
	Class A	Contractual	10-1-2015	1-31-2019	1.15%	$2		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2015	1-31-2019	1.85%	$12		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-1-2015	1-31-2020	0.67%(8)	$329		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	0.67%(8)	$1		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2019	1.10%	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2019	Not to exceed Class A	$5		12b-1 Fees and/or Shareholder Servicing
Ivy California Municipal High Income Fund	All Classes	Voluntary	10-3-2016	1-31-2019	N/A	$109	(2)	Investment Management Fee
	Class A	Contractual	10-3-2016	1-31-2019	0.80%	$9		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-3-2016	1-31-2019	0.60%	$18		Shareholder Servicing
	Class Y	Contractual	10-3-2016	1-31-2019	Not to exceed Class A	$3		12b-1 Fees and/or Shareholder Servicing
Ivy Cash Management Fund	Class B	Voluntary	N/A	N/A	To maintain minimum yield(3)	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class C	Voluntary	N/A	N/A	To maintain minimum yield(3)	$2		12b-1 Fees and/or Shareholder Servicing
Ivy Corporate Bond Fund	Class A	Voluntary	N/A	2-26-2018	0.237% 12b-1 Fees	$2		12b-1 Fees
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-16-2017	7-31-2020	Not to exceed Class A	$—		N/A
Ivy Crossover Credit Fund	All Classes	Contractual	4-3-2017	1-31-2019	N/A	$90	(4)	Investment Management Fee
	Class A	Contractual	4-3-2017	1-31-2019	0.90%	$6		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-3-2017	1-31-2019	0.65%	$38		Shareholder Servicing
	Class N	Contractual	4-3-2017	1-31-2019	0.65%	$—	*	Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	4-3-2017	1-31-2019	Not to exceed Class A	$2		12b-1 Fees and/or Shareholder Servicing
Ivy Government Securities Fund	Class A	Voluntary	N/A	2-26-2018	0.232% 12b-1 Fees	$1		12b-1 Fees
	Class A	Contractual	10-16-2017	7-31-2020	1.00%	$91		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	10-16-2017	7-31-2020	2.13%	$2		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-16-2017	7-31-2020	1.88%	$4		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-16-2017	7-31-2020	0.72%	$57		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	10-16-2017	7-31-2020	Not to exceed Class A	$—	*	12b-1 Fees and/or Shareholder Servicing

2018	ANNUAL REPORT	181

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy IG International Small Cap Fund	All Classes	Contractual	1-10-2017	1-31-2019	N/A	$74	(4)	Investment Management Fee
	Class A	Contractual	1-10-2017	1-31-2019	1.45%	$6		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	1-10-2017	1-31-2020	0.99%(9)	$84		Shareholder Servicing
	Class N	Contractual	7-31-2018	1-31-2020	0.99%	$1		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	1-10-2017	1-31-2019	Not to exceed Class A	$3		12b-1 Fees and/or Shareholder Servicing
Ivy Pictet Emerging Markets Local Currency Debt Fund	All Classes	Contractual	4-30-2014	1-31-2019	N/A	$314	(5)	Investment Management Fee
	Class A	Contractual	4-30-2014	1-31-2019	1.25%	$—		N/A
	Class C	Contractual	4-30-2014	1-31-2019	2.00%	$—		N/A
	Class E	Contractual	4-30-2014	1-31-2019	1.40%	$—		N/A
	Class I	Contractual	4-30-2014	1-31-2019	0.80%	$113		Shareholder Servicing
	Class N	Contractual	1-30-2015	1-31-2019	0.80%	$5		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class R	Contractual	4-30-2014	1-31-2019	1.50%	$1		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	4-30-2014	1-31-2019	1.25%	$—		N/A
	Class Y	Contractual	4-30-2014	1-31-2019	Not to exceed Class A	$—		N/A
Ivy Pictet Targeted Return Bond Fund	All Classes	Contractual	1-4-2016	1-31-2019	N/A	$443	(1)	Investment Management Fee
	Class A	Contractual	1-4-2016	1-31-2019	1.38%	$—		N/A
	Class C	Contractual	1-4-2016	1-31-2019	2.08%	$—		N/A
	Class I	Contractual	1-4-2016	1-31-2019	1.00%	$54		Shareholder Servicing
	Class N	Contractual	1-4-2016	1-31-2019	0.87%	$13		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A
	Class Y	Contractual	1-4-2016	1-31-2019	1.25%	$2		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	1-4-2016	1-31-2019	Not to exceed Class A	$—		N/A
Ivy PineBridge High Yield Fund	All Classes	Contractual	5-18-2017	1-31-2019	N/A	$81	(6)	Investment Management Fee
	Class A	Contractual	5-18-2017	1-31-2019	1.00%	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	5-18-2017	1-31-2019	0.72%	$68		Shareholder Servicing
	Class N	Contractual	5-18-2017	1-31-2019	0.72%	$3		Shareholder Servicing
	Class N	Contractual	10-1-2015	1-31-2020	Not to exceed Class I	$—		N/A

*	Not shown due to rounding.

(1)	Due to Class A, Class C, Class I, Class N and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(2)

For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that a Fund’s net assets are less than $25 million, subject to IICO’s right to change, modify or terminate this voluntary waiver at any time, without prior notice to shareholders.

(3)	Minimum yield was 0.02%.

(4)	Due to Class A, Class I, Class N and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(5)	Due to Class A, Class C, Class E, Class I, Class N, Class R and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(6)	Due to Class A, Class I and/or Class N contractual expense limits, investment management fees were waived for all share classes.

(7)	Reflects the lower expense limit which went into effect July 31, 2018. Prior to July 31, 2018, the expense limit in effect was 1.00%.

(8)	Reflects the lower expense limit which went into effect July 31, 2018. Prior to July 31, 2018, the expense limit in effect was 0.85%.

(9)	Reflects the lower expense limit which went into effect July 31, 2018. Prior to July 31, 2018, the expense limit in effect was 1.15%.

182	ANNUAL REPORT	2018

Any amounts due to the Funds as a reimbursement but not paid as of September 30, 2018 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

6.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 6) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2018.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2018, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Apollo Multi-Asset Income Fund	$—	$299,815	$—	$348,094
Ivy Apollo Strategic Income Fund	25,253	217,088	28,759	204,601
Ivy California Municipal High Income Fund	—	11,493	—	2,062
Ivy Cash Management Fund	—	—	—	—
Ivy Corporate Bond Fund	8,430	288,653	68,252	321,094
Ivy Crossover Credit Fund	—	36,096	—	30,446
Ivy Government Securities Fund	172,228	1,003	159,427	996
Ivy IG International Small Cap Fund	—	208,189	—	82,604
Ivy Pictet Emerging Markets Local Currency Debt Fund	—	144,367	—	101,732
Ivy Pictet Targeted Return Bond Fund	144,432	232,119	165,481	232,131
Ivy PineBridge High Yield Fund	—	84,788	—	60,522

8.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

The Funds may lend their portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statement of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for each Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of September 30, 2018 and the total value of the related cash collateral are disclosed in the Statement of Assets and Liabilities. Income earned by the Funds from securities lending activity is disclosed in the Statements of Operations.

2018	ANNUAL REPORT	183

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2018:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Ivy Apollo Multi-Asset Income Fund	$13,855	$13,457	$886	$14,343
Ivy Apollo Strategic Income Fund	9,781	7,408	2,587	9,995
Ivy Corporate Bond Fund	334	341	—	341
Ivy Crossover Credit Fund	214	220	—	220
Ivy IG International Small Cap Fund	2,874	3,867	—	3,867
Ivy Pictet Emerging Markets Local Currency Debt Fund	732	832	—	832
Ivy PineBridge High Yield Fund	1,232	1,260	—	1,260

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

9.	BUSINESS COMBINATIONS (All amounts in thousands)

On October 16, 2017, Ivy Bond Fund and Ivy Government Securities Fund acquired all assets and liabilities of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund, respectively, pursuant to a plan of reorganization approved by the Board of Trustees on May 17, 2017. The purpose of each transaction was to combine two portfolios with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of shares of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund for shares of the Ivy Bond Fund and Ivy Government Securities Fund, respectively. Class Y Shares of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund were exchanged for Class I Shares of Ivy Bond Fund and Ivy Government Securities Fund, respectively.

The investment portfolio of Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund was the principal asset acquired by Ivy Bond Fund and Ivy Government Securities Fund, respectively. For financial reporting purposes, assets received and shares issued by Ivy Bond Fund and Ivy Government Securities Fund were recorded at fair value; however, the cost basis of the investments received from Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund were carried forward to align ongoing reporting of Ivy Bond Fund and Ivy Government Securities Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

On February 26, 2018, Ivy Cash Management Fund acquired all assets and liabilities of Waddell & Reed Advisors Cash Management pursuant to a plan of reorganization approved by the Board of Trustees on November 14, 2017. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of shares of Waddell & Reed Advisors Cash Management for shares of the Ivy Cash Management Fund.

The investment portfolio of Waddell & Reed Advisors Cash Management was the principal asset acquired by Ivy Cash Management Fund. For financial reporting purposes, assets received and shares issued by Ivy Cash Management Fund were recorded at fair value; however, the cost basis of the investments received from Waddell & Reed Advisors Cash Management was carried forward to align ongoing reporting of Ivy Cash Management Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

184	ANNUAL REPORT	2018

10.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Apollo Multi-Asset Income Fund				Ivy Apollo Strategic Income Fund
	Year ended 9-30-18		Year ended 9-30-17		Year ended 9-30-18		Year ended 9-30-17
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	2,510	$27,821	7,063	$73,750	2,433	$24,515	5,306	$54,105
Class C	306	3,384	945	9,895	192	1,941	436	4,447
Class I	8,425	93,196	24,048	252,440	11,229	113,073	21,465	219,126
Class N	91	1,009	150	1,595	386	3,894	8,863	90,674
Class Y	158	1,763	395	4,272	131	1,325	419	4,277
Shares issued in reinvestment of distributions to shareholders:
Class A	474	5,209	365	3,866	391	3,929	337	3,431
Class C	47	520	35	376	25	245	20	207
Class I	1,357	14,901	1,122	11,905	1,455	14,613	1,134	11,553
Class N	4	46	6	59	277	2,781	97	996
Class Y	6	66	4	41	24	243	17	177
Shares redeemed:
Class A	(4,083)	(45,211)	(3,536)	(37,550)	(3,067)	(30,867)	(2,839)	(29,004)
Class C	(729)	(8,086)	(478)	(5,084)	(374)	(3,770)	(466)	(4,762)
Class I	(14,177)	(156,950)	(13,179)	(140,655)	(12,330)	(123,964)	(9,492)	(97,046)
Class N	(139)	(1,545)	(96)	(1,015)	(1,256)	(12,660)	(3,583)	(36,793)
Class Y	(62)	(689)	(358)	(3,889)	(186)	(1,864)	(142)	(1,457)
Net increase (decrease)	(5,812)	$(64,566)	16,486	$170,006	(670)	$(6,566)	21,572	$219,931

	Ivy California Municipal High Income Fund				Ivy Cash Management Fund
	Year ended 9-30-18		Period from 10-3-16 (commencement of operations) to 9-30-17		Year ended 9-30-18		Year ended 9-30-17
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	640	$6,459	835	$8,338	4,406,067	$4,406,067	7,169,437	$7,169,436
Class B	N/A	N/A	N/A	N/A	265	265	153	153
Class C	50	505	137	1,371	831	831	2,489	2,489
Class I	667	6,745	734	7,355	N/A	N/A	N/A	N/A
Class Y	6	57	121	1,218	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions to shareholders:
Class A	13	128	4	43	13,911	13,911	3,632	3,632
Class B	N/A	N/A	N/A	N/A	1	1	— *	— *
Class C	1	9	1	5	2	2	1	1
Class I	17	174	4	37	N/A	N/A	N/A	N/A
Class Y	1	6	—	—	N/A	N/A	N/A	N/A
Shares redeemed:
Class A	(117)	(1,175)	(18)	(181)	(4,516,231)	(4,516,231)	(7,195,998)	(7,195,998)
Class B	N/A	N/A	N/A	N/A	(305)	(305)	(704)	(704)
Class C	(13)	(127)	—	—	(2,584)	(2,584)	(3,125)	(3,125)
Class I	(237)	(2,387)	(35)	(346)	N/A	N/A	N/A	N/A
Class Y	—	—	(2)	(18)	N/A	N/A	N/A	N/A
Net increase (decrease)	1,028	$10,394	1,781	$17,822	(98,043)	$(98,043)	(24,116)	$(24,116)

*	Not shown due to rounding.

2018	ANNUAL REPORT	185

	Ivy Corporate Bond Fund				Ivy Crossover Credit Fund
	Year ended 9-30-18		Year ended 9-30-17		Year ended 9-30-18		Period from 4-3-17 (commencement of operations) to 9-30-17
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	6,750	$41,297	7,135	$44,736	201	$2,048	1,093	$10,939
Class B	11	68	9	53	N/A	N/A	N/A	N/A
Class C	111	681	192	1,195	N/A	N/A	N/A	N/A
Class E	40	250	N/A	N/A	—	—	50	500
Class I	20,676	126,588	37,033	231,536	1,020	10,232	1,834	18,443
Class N	11,414	71,374	N/A	N/A	—	—	50	500
Class R	40	250	N/A	N/A	—	—	50	500
Class Y	40	250	N/A	N/A	1	10	105	1,055
Shares issued in reinvestment of distributions to shareholders:
Class A	1,470	8,999	3,099	19,187	8	84	1	6
Class B	1	10	10	59	N/A	N/A	N/A	N/A
Class C	14	85	49	300	N/A	N/A	N/A	N/A
Class E	—	—	N/A	N/A	—	—	—	—
Class I	2,518	15,410	5,112	31,667	33	322	3	29
Class N	254	1,549	N/A	N/A	—	—	—	—
Class R	—	—	N/A	N/A	—	—	—	—
Class Y	—	—	N/A	N/A	— *	2	—	—
Shares redeemed:
Class A	(17,542)	(107,173)	(20,287)	(126,626)	(91)	(887)	(2)	(19)
Class B	(121)	(741)	(164)	(1,019)	N/A	N/A	N/A	N/A
Class C	(766)	(4,718)	(522)	(3,264)	N/A	N/A	N/A	N/A
Class E	—	—	N/A	N/A	—	—	—	—
Class I	(39,725)	(244,355)	(50,612)	(316,281)	(507)	(4,951)	(14)	(138)
Class N	(4,302)	(26,048)	N/A	N/A	—	—	—	—
Class R	—	—	N/A	N/A	—	—	—	—
Class Y	—	—	N/A	N/A	(2)	(23)	—	—
Net increase (decrease)	(19,117)	$(116,224)	(18,946)	$(118,457)	663	$6,837	3,170	$31,815

*	Not shown due to rounding.

186	ANNUAL REPORT	2018

	Ivy Government Securities Fund				Ivy IG International Small Cap Fund
	Year ended 9-30-18		Year ended 9-30-17		Year ended 9-30-18		Period from 1-10-17 (commencement of operations) to 9-30-17
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	1,576	$8,381	1,863	$10,167	1,289	$16,094	1,135	$11,575
Class B	8	41	8	44	N/A	N/A	N/A	N/A
Class C	20	110	33	179	183	2,297	106	1,059
Class E	46	250	N/A	N/A	N/A	N/A	N/A	N/A
Class I	9,556	50,709	41,028	223,314	5,380	68,762	2,326	24,117
Class N	47,751	257,331	N/A	N/A	8,752	107,676	45	450
Class R	46	250	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	46	250	N/A	N/A	400	5,117	46	461
Shares issued in reinvestment of distributions to shareholders:
Class A	180	967	231	1,252	— *	6	—	—
Class B	— *	— *	— *	2	N/A	N/A	N/A	N/A
Class C	1	7	2	13	—	—	—	—
Class E	—	—	N/A	N/A	N/A	N/A	N/A	N/A
Class I	381	2,021	489	2,655	3	43	—	—
Class N	588	3,108	N/A	N/A	28	344	—	—
Class R	—	—	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	—	—	N/A	N/A	— *	2	—	—
Shares redeemed:
Class A	(4,214)	(22,370)	(7,181)	(38,922)	(950)	(11,762)	(44)	(459)
Class B	(53)	(281)	(93)	(505)	N/A	N/A	N/A	N/A
Class C	(332)	(1,776)	(192)	(1,045)	(122)	(1,514)	—	—
Class E	—	—	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(42,060)	(227,016)	(13,773)	(74,769)	(2,268)	(28,449)	(63)	(717)
Class N	(14,063)	(74,127)	N/A	N/A	(2,128)	(27,464)	—	—
Class R	—	—	N/A	N/A	N/A	N/A	N/A	N/A
Class Y	—	—	N/A	N/A	(76)	(958)	—	—
Net increase (decrease)	(523)	$(2,145)	22,415	$122,385	10,491	$130,194	3,551	$36,486

*	Not shown due to rounding.

2018	ANNUAL REPORT	187

	Ivy Pictet Emerging Markets Local Currency Debt Fund				Ivy Pictet Targeted Return Bond Fund
	Year ended 9-30-18		Year ended 9-30-17		Year ended 9-30-18		Year ended 9-30-17
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	756	$7,118	972	$9,026	522	$5,234	780	$7,824
Class C	30	274	30	269	29	282	26	257
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	8,302	73,790	3,617	33,513	5,719	57,480	7,783	78,164
Class N	822	7,389	6,880	63,387	1,993	20,112	19,880	198,994
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	20	181	72	645	—	—	—	—
Shares issued in reinvestment of distributions to shareholders:
Class A	19	174	—	—	8	79	25	244
Class C	1	6	—	—	— *	2	— *	4
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	155	1,423	—	—	79	799	208	2,057
Class N	163	1,499	—	—	62	623	— *	4
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	— *	3	—	—	—	—	—	—
Shares redeemed:
Class A	(688)	(5,964)	(880)	(8,174)	(473)	(4,747)	(669)	(6,700)
Class C	(30)	(272)	(14)	(127)	(15)	(148)	(13)	(128)
Class E	—	—	—	—	N/A	N/A	N/A	N/A
Class I	(3,443)	(31,306)	(1,875)	(17,340)	(4,436)	(44,599)	(4,299)	(43,106)
Class N	(1,428)	(13,114)	(1,445)	(13,636)	(8,589)	(86,194)	(4,762)	(47,906)
Class R	—	—	—	—	N/A	N/A	N/A	N/A
Class Y	(20)	(170)	(275)	(2,401)	—	—	—	—
Net increase (decrease)	4,659	$41,031	7,082	$65,162	(5,101)	$(51,077)	18,959	$189,708

	Ivy PineBridge High Yield Fund
	Year ended 9-30-18		Period from 5-18-17 (commencement of operations) to 9-30-17
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	218	$2,185	1,192	$11,991
Class I	3,063	30,386	3,431	34,479
Class N	464	4,626	6,703	67,111
Class R	—	—	50	500
Shares issued in reinvestment of distributions to shareholders:
Class A	10	98	— *	3
Class I	97	951	3	28
Class N	191	1,886	47	476
Class R	—	—	—	—
Shares redeemed:
Class A	(65)	(641)	(553)	(5,593)
Class I	(638)	(6,253)	(1,234)	(12,475)
Class N	(727)	(7,199)	(3,382)	(34,102)
Class R	—	—	—	—
Net increase	2,613	$26,039	6,257	$62,418

*	Not shown due to rounding.

188	ANNUAL REPORT	2018

11.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations. At year ended September 30, 2018, Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund had outstanding bridge loan commitments of $3,173 and $3,665, respectively.

12.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2018 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy Apollo Multi-Asset Income Fund	$497,301	$36,671	$12,716	$23,955
Ivy Apollo Strategic Income Fund	512,274	4,708	13,205	(8,497)
Ivy California Municipal High Income Fund	28,321	265	309	(44)
Ivy Cash Management Fund	1,286,103	—	—	—
Ivy Corporate Bond Fund	972,959	6,827	28,811	(21,984)
Ivy Crossover Credit Fund	37,074	26	1,537	(1,511)
Ivy Government Securities Fund	387,089	80	13,383	(13,303)
Ivy IG International Small Cap Fund	171,048	12,487	8,974	3,513
Ivy Pictet Emerging Markets Local Currency Debt Fund	149,161	—	12,421	(12,421)
Ivy Pictet Targeted Return Bond Fund	234,887	2,759	7,910	(5,151)
Ivy PineBridge High Yield Fund	88,697	595	1,985	(1,390)

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended September 30, 2018 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy Apollo Multi-Asset Income Fund	$7,633	$12,518	$—	$—	$—
Ivy Apollo Strategic Income Fund	3,197	1,025	—	—	—
Ivy California Municipal High Income Fund	6	—	—	—	—
Ivy Cash Management Fund	338	—	—	—	—
Ivy Corporate Bond Fund	3,636	—	—	—	—
Ivy Crossover Credit Fund	230	—	—	425	—
Ivy Government Securities Fund	178	—	—	—	—
Ivy IG International Small Cap Fund	2,495	274	—	—	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	270	—	—	—	2,650
Ivy Pictet Targeted Return Bond Fund	7,379	—	—	—	—
Ivy PineBridge High Yield Fund	356	—	—	435	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended September 30, 2018 and 2017 were as follows:

	September 30, 2018		September 30, 2017
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy Apollo Multi-Asset Income Fund	$21,910	$56	$16,104	$675
Ivy Apollo Strategic Income Fund	23,150	908	18,221	227
Ivy California Municipal High Income Fund	653	—	328	—
Ivy Cash Management Fund	14,950	—	3,740	—

2018	ANNUAL REPORT	189

	September 30, 2018		September 30, 2017
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy Corporate Bond Fund	$26,464	$—	$37,953	$13,931
Ivy Crossover Credit Fund	1,415	—	305	—
Ivy Government Securities Fund	6,542	—	4,039	—
Ivy IG International Small Cap Fund	482	—	—	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	3,499	—	—	—
Ivy Pictet Targeted Return Bond Fund	2,113	—	2,231	446
Ivy PineBridge High Yield Fund	4,308	—	827	—

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of September 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2018, the capital loss carryovers were as follows:

Fund	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Ivy Apollo Multi-Asset Income Fund	$—	$—
Ivy Apollo Strategic Income Fund	—	—
Ivy California Municipal High Income Fund	118	7
Ivy Cash Management Fund	—	—
Ivy Corporate Bond Fund	2,335	5,663
Ivy Crossover Credit Fund	—	—
Ivy Government Securities Fund	4,335	2,958
Ivy IG International Small Cap Fund	—	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	644	1,273
Ivy Pictet Targeted Return Bond Fund	938	334
Ivy PineBridge High Yield Fund	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), partnership transactions and start-up costs. At September 30, 2018, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital	Unrealized Appreciation (Depreciation)
Ivy Apollo Multi-Asset Income Fund	$(14)	$14	$—	$—
Ivy Apollo Strategic Income Fund	371	(371)	—	—
Ivy California Municipal High Income Fund	— *	— *	— *	—
Ivy Cash Management Fund	—	—	—	—
Ivy Corporate Bond Fund	501	(480)	(21)	—
Ivy Crossover Credit Fund	4	1	(5)	—
Ivy Government Securities Fund	674	(646)	(28)	—
Ivy IG International Small Cap Fund	(35)	38	(3)	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	(6,375)	6,389	(4)	(10)
Ivy Pictet Targeted Return Bond Fund	8,083	(8,152)	(1)	70
Ivy PineBridge High Yield Fund	2	— *	(2)	—

*	Not shown due to rounding.

190	ANNUAL REPORT	2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Shareholders and Board of Trustees of Ivy Funds:

Opinion	on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Cash Management Fund, Ivy Corporate Bond Fund (formerly, Ivy Bond Fund), Ivy Crossover Credit Fund, Ivy Government Securities Fund, Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund, and Ivy PineBridge High Yield Fund (the “Funds”), eleven of the series constituting Ivy Funds, including the schedules of investments, as of September 30, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Ivy Cash Management Fund, Ivy Corporate Bond Fund, and Ivy Government Securities Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Crossover Credit Fund, Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund, and Ivy PineBridge High Yield Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Ivy Funds as of September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Ivy Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Ivy Apollo Multi-Asset Income Fund Ivy Apollo Strategic Income Fund	For the year ended September 30, 2018	For the years ended September 30, 2018 and 2017	For the years ended September 30, 2018, 2017, and the period from October 1, 2015 (commencement of operations) through September 30, 2016
Ivy California Municipal High Income Fund	For the year ended September 30, 2018	For the year ended September 30, 2018, and the period from October 3, 2016 (commencement of operations) through September 30, 2017
Ivy Crossover Credit Fund	For the year ended September 30, 2018	For the year ended September 30, 2018, and the period from April 3, 2017 (commencement of operations) through September 30, 2017
Ivy IG International Small Cap Fund	For the year ended September 30, 2018	For the year ended September 30, 2018, and the period from January 10, 2017 (commencement of operations) through September 30, 2017
Ivy Pictet Emerging Markets Local Currency Debt Fund	For the year ended September 30, 2018	For the years ended September 30, 2018 and 2017	For the years ended September 30, 2018, 2017, 2016, 2015, and the period from April 30, 2014 (commencement of operations) through September 30, 2014
Ivy Pictet Targeted Return Bond Fund	For the year ended September 30, 2018	For the years ended September 30, 2018 and 2017	For the years ended September 30, 2018, 2017, and the period from January 4, 2016 (commencement of operations) through September 30, 2016
Ivy PineBridge High Yield Fund	For the year ended September 30, 2018	For the year ended September 30, 2018, and the period from May 18, 2017 (commencement of operations) through September 30, 2017

2018	ANNUAL REPORT	191

Basis	for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

November 20, 2018

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

192	ANNUAL REPORT	2018

INCOME TAX INFORMATION	IVY FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2018:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy Apollo Multi-Asset Income Fund	$2,086,161	$7,283,733
Ivy Apollo Strategic Income Fund	—	—
Ivy California Municipal High Income Fund	—	—
Ivy Cash Management Fund	—	—
Ivy Corporate Bond Fund	—	—
Ivy Crossover Credit Fund	—	—
Ivy Government Securities Fund	—	—
Ivy IG International Small Cap Fund	—	534,812
Ivy Pictet Emerging Markets Local Currency Debt Fund	—	—
Ivy Pictet Targeted Return Bond Fund	—	—
Ivy PineBridge High Yield Fund	—	—

Ivy California Municipal High Income Fund hereby designates $605,821 of the dividends declared from net investment income as exempt from federal income tax for the tax period ending September 30, 2018.

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Apollo Multi-Asset Income Fund	$55,768
Ivy Apollo Strategic Income Fund	907,354
Ivy California Municipal High Income Fund	—
Ivy Cash Management Fund	—
Ivy Corporate Bond Fund	—
Ivy Crossover Credit Fund	—
Ivy Government Securities Fund	—
Ivy IG International Small Cap Fund	—
Ivy Pictet Emerging Markets Local Currency Debt Fund	—
Ivy Pictet Targeted Return Bond Fund	—
Ivy PineBridge High Yield Fund	—

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

Internal Revenue Code regulations permit each qualifying Fund to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Fund. As of September 30, 2018, the Funds hereby designate the following as a foreign tax credit from the taxes paid on income derived from sources within foreign countries or possession of the United States.

	Foreign Tax Credit	Foreign Derived Income
Ivy IG International Small Cap Fund	$247,958	$3,495,592

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

2018	ANNUAL REPORT	193

BOARD OF TRUSTEES AND OFFICERS	IVY FUNDS

(UNAUDITED)

The Trust is governed by the Board of Trustees (the “Board”). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Independent Trustees. The Board elects the officers who are responsible for administering the Funds’ day-to-day operations. The Trust is part of the Fund Complex, which is comprised of the 50 portfolios within the Trust, 29 portfolios within the Ivy Variable Insurance Portfolios (Ivy VIP), Ivy High Income Opportunities Fund (a closed-end fund) (IVH), 3 funds within the Ivy NextShares and 6 portfolios within the InvestEd Portfolios. Each member of the Board also is a member of the Board of Trustees of each of the other trusts within the Fund Complex.

Joseph Harroz, Jr. serves as Independent Chairman of the Trust’s Board and of the Board of Trustees of the other funds in the Fund Complex. A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.800.777.6472. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Independent Trustees

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(S) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2002	President, Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); Chairman of the Board, Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present)	89	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1981 to present); Member, Kansas Board of Regents (2007-2011); Trustee and Governance Committee Member, Kansas State University Foundation (Education) (1981 to present); Director, Kansas Bioscience Authority (2009-2016); Committee Member, Kansas Foundation for Medical Care (2001-2011); Trustee, Waddell & Reed Advisors Funds (2007-2018); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Trustee, Ivy VIP (2007 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2007 to present) (6 portfolios overseen)

194	ANNUAL REPORT	2018

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(S) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Professor of Law, Washburn University School of Law (1973 to present)	89	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Waddell & Reed Advisors Funds (1997-2018); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen); Trustee, Ivy VIP (1997 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen)
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present)	89	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen)

2018	ANNUAL REPORT	195

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(S) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	1998 2006	Dean, College of Law, Vice President, University of Oklahoma (2010 to present); Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present)	89	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, Waddell & Reed Advisors Funds (Independent Chairman: 2015-2018; Trustee: 1998 to 2018); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Independent Chairman and Trustee, Ivy NextShares, (2016 to present) (3 portfolios overseen); Independent Chairman and Trustee, Ivy VIP, (Independent Chairman: 2015 to present); Trustee: 1998 to present) (29 portfolios overseen); Independent Chairman and Trustee, InvestEd Portfolios (Independent Chairman: 2015 to present; Trustee: 2001 to present) (6 portfolios overseen)

196	ANNUAL REPORT	2018

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(S) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2002	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	89	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen)
Frank J. Ross, Jr. Polsinelli PC 700 West 47th Street, Suite 1000 Kansas City, MO 64112 1953	Trustee	2017	Shareholder/Director, Polsinelli PC (law firm) (1980 to present)	89	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009); Trustee, Waddell & Reed Advisors Funds (1996-2018); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen); Trustee, Ivy VIP (1996 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen)

2018	ANNUAL REPORT	197

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(S) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999)	89	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003-2017); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen)
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1999	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	89	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, Hansberger Institutional Funds (2000-2007); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen)

198	ANNUAL REPORT	2018

Interested Trustee

Mr. Herrmann is “interested” by virtue of his former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Distributors, Inc. (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1998	Retired, Non-Executive Chairman of the Board, WDR (2016-2018); Formerly Chairman, WDR (2010-2018); CEO, WDR (2005-2016); President, CEO and Chairman, IICO (2002-2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President of each of the funds in the Fund Complex (2001-2016).	89	Director, WDR, (1998 to present); Director, IICO (2002-2016) ; Director, WRIMCO (1991-2016) ; Director, WISC (2001-2016); Director, W&R Capital Management Group, Inc. (2008-2016) ; Director, WRI (1993-2016); Director, Blue Cross Blue Shield of Kansas City (2007-2017); Trustee, Waddell & Reed Advisors Funds (1998 to 2018); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Trustee, Ivy VIP (1998 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen)

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Senior Vice President and Associate General Counsel of Waddell & Reed and Ivy Distributors, Inc. (“IDI”) (2018 to present); Secretary for each of the funds in the Fund Complex (2017 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	2008 2008 2008	2006 2006 2007	Vice President of Waddell & Reed Services Company (“WRSCO”) (2007 to present); Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Funds Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006)

2018	ANNUAL REPORT	199

Name, Address and Year of Birth	Position(s) Held With the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Philip J. Sanders** 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2006	CEO, WDR (2016 to present); Chief Investment Officer, WDR (2011 to present); Chief Investment Officer, IICO and WRIMCO (2010 to present); President, CEO and Chairman, IICO and WRIMCO (2016 to present); President of each of the funds in the Funds Complex (2016 to present)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present); Vice President of WRIMCO and IICO (2006 to present); Vice President of each of the funds in the Fund Complex (2006 to present)
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President, Waddell & Reed and IDI (2017 to present); Vice President of Waddell & Reed and IDI (2010-2016)
John E. Sundeen, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1960	Vice President	2008	2006	Senior Vice President (1999 to present) and Chief Administrative Officer (2006 to present) of WDR; Executive Vice President and Chief Administrative Officer of IICO and WRIMCO (2004 to present); Executive Vice President of WRSCO (2016 to present)

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

** Mr. Sanders was Vice President of the Trust since 2006, and of the Fund Complex since 1998, until his appointment as President in August 2016.

200	ANNUAL REPORT	2018

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT	IVY FUNDS

(UNAUDITED)

At a meeting of the Board of Trustees (the “Board”) of Ivy Funds (the “Trust”) held on August 14th and 15th, 2018, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust and the continuance of the Investment Subadvisory Agreements between IICO and:

•	Apollo Credit Management, LLC (with respect to Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund);

•	I.G. International Management Limited (with respect to Ivy IG International Small Cap Fund);

•	LaSalle Investment Management Securities, LLC (with respect to Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund and Ivy Apollo Multi-Asset Income Fund);

•	Pictet Asset Management Limited and Pictet Asset Management (Singapore) PTE Ltd. (with respect to Ivy Pictet Emerging Markets Local Currency Debt Fund);

•	Pictet Asset Management Limited and Pictet Asset Management SA (with respect to Ivy Pictet Targeted Return Bond Fund);

•	PineBridge Investments, LLC (with respect to Ivy PineBridge High Yield Fund);

•

ProShare Advisors, LLC (with respect to Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares MSCI ACWI Index Fund); and

•	Securian Asset Management, Inc. (with respect to Ivy Securian Core Bond Fund and Ivy Securian Real Estate Securities Fund).

Each subadviser is referred to herein as a “Subadviser,” and the Management Agreement and the Investment Subadvisory Agreements are referred to collectively herein as the “Agreements.”

The Board’s Independent Trustees were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of IICO. Independent legal counsel explained the factors that the Board should consider as part of its review of the Agreements, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO and the Subadvisers, profitability (including any fall-out benefits) from IICO’s and the Subadvisers’ relationships with each series of the Trust (each, a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO and each Subadviser in response to 15(c) due diligence request lists submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from Broadridge, Inc. (“Broadridge”) an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2018. They further reviewed these materials extensively among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 14-15, 2018 Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Agreements are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO and each Subadviser, taking into account the large amount of materials produced by IICO and each Subadviser in response to the 15(c) due diligence requests submitted on its behalf by independent legal counsel to the Independent Trustees.

The Board also took into account the report from its Investment Oversight Committee (the “IOC”), in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the performance of the Funds, IICO’s investment risk management function, and the on-going changes IICO has been undertaking for itself, the Trust and the overall fund complex. As such, the Board examined all of IICO’s activities in light of performance and expense structure, as well as the proposed overall rationalization of the fund complex, which is designed to provide economies of scale to the shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

2018	ANNUAL REPORT	201

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO and each Subadviser, as well as the other services provided to the Funds by IICO and each Subadviser (such as managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO and each Subadviser, noting the resources that IICO has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO and each Subadviser were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with the Funds

The Board next discussed whether IICO or any Subadviser derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency/shareholder servicing fees that Waddell & Reed Services Company, an affiliate of IICO, provides the Funds. The Board took note of the caps that management previously had agreed to on shareholder servicing costs. The Board also considered the benefits that accrue to each service provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by affiliates of IICO, including distribution, administrative and Fund accounting services, and, as discussed above, shareholder servicing. After full consideration of these and other factors, the Board concluded that none of IICO, any Subadviser or any of their affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO or any Investment Subadvisory Agreement with a Subadviser.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the fact that as a Fund’s assets have grown, the expenses of that Fund generally have fallen, although the Board took into account that the overall assets of the Funds have fallen during the prior year. Additionally, in that regard, the Board considered the significant number of initiatives that IICO is undertaking to seek to rationalize the fund complex, reduce expenses and enhance performance.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing in particular on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective Lipper index for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective Lipper index, the Board recognized that IICO, or the applicable Subadviser, had taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation and fee reduction arrangements entered into by IICO in light of the services provided by IICO and each Subadviser. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO (or an affiliate) charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged an independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to the Funds. The independent fee consultant’s review addressed the following fee-related factors:

1.	The nature, extent and quality of IICO’s services to the Funds;

2.	Management fees and expenses in the context of performance;

202	ANNUAL REPORT	2018

3.	Product category expenses, including peers;

4.	Profit margins of IICO’s parent from supplying such services;

5.	Subadviser and institutional fee analyses; and

6.	Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2018, approximately 15% of the Funds were in the top quartile of performance and 33% of the Funds were in the top two quartiles of performance and that short-term performance of such Funds were showing signs of improvement. Specifically, the report noted that 49% of the Funds were in the top two quartiles in the one-year period, and that 31% of all such Funds had improving performance in their one-year period. The independent fee consultant noted that the Funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO including economic analysis, investment management depth, ability to attract top talent, strategic vision, performance-focused culture, and an effective trading infrastructure.

The report further indicated that total expenses of the Funds, on average, were 4% below the average total expenses of their respective Broadridge Expense Group peers and flat compared to the average total expenses for their Broadridge Expense Universes. The management fees for the Funds were 4% over the average management fees of their respective Broadridge Expense Group peers and 6% over the average management fees for their Broadridge Expense Universes.

The report also stated that the management fees IICO charges to the Funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the Funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the Funds’ shareholders generally are benefitting from lower expenses as the Funds’ assets grow through management fee breakpoints, decline in transfer agency expenses, decline in custody contract rates and declines in other non-management expenses.

The report also noted that the overall profitability of IICO’s parent relative to other complexes is reasonable. Finally, the report noted that IICO has continued to invest in AUM growth, which is designed to help drive down fund expenses and attract top investment management talent, as well as in fund mergers, which could help drive down expenses, both of which can benefit the Funds’ investors.

Finally, the report also examined the fees that IICO retains on Funds that are subadvised by unaffiliated Subadvisers, and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar Funds likewise are reasonable relative to the industry.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the Funds in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Agreements.

2018	ANNUAL REPORT	203

ANNUAL PRIVACY NOTICE	IVY FUNDS

(UNAUDITED)

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Distributors, Inc. (“IDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to affect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

204	ANNUAL REPORT	2018

PROXY VOTING INFORMATION	IVY FUNDS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:	IVY FUNDS

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

2018	ANNUAL REPORT	205

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206	ANNUAL REPORT	2018

THE IVY FUNDS FAMILY

Domestic Equity Funds

Ivy Accumulative Fund

Ivy Core Equity Fund

Ivy Large Cap Growth Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund

Ivy Small Cap Growth Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

Global/International Funds

Ivy Emerging Markets Equity Fund

Ivy European Opportunities Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy Global Income Allocation Fund

Ivy IG International Small Cap Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy Pzena International Value Fund

Index Funds

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Ivy ProShares Interest Rate Hedged High Yield Index Fund

Ivy ProShares S&P 500 Bond Index Fund

Ivy ProShares MSCI ACWI Index Fund

Speciality Funds

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy LaSalle Global Real Estate Fund

Ivy LaSalle Global Risk-Managed Real Estate Fund

Ivy Natural Resources Fund

Ivy Science and Technology Fund

Ivy Securian Real Estate Securities Fund

Ivy Wilshire Global Allocation Fund

Fixed Income Funds

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Corporate Bond Fund

Ivy Crossover Credit Fund

Ivy Global Bond Fund

Ivy Government Securities Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund

Ivy PineBridge High Yield Fund

Ivy Securian Core Bond Fund

Money Market Funds

Ivy Cash Management Fund

Ivy Government Money Market Fund

1.800.777.6472

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Distributors, Inc.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.ivyinvestments.com or from a financial advisor. Read it carefully before investing.

2018	ANNUAL REPORT	207

ANN-IVYALT (9-18)

Annual Report SEPTEMBER 30, 2018

Ticker
	Class A	Class E	Class I	Class N	Class R
IVY FUNDS

Ivy ProShares Interest Rate Hedged High Yield Index Fund	IAIRX	IIREX	IIIRX	IIRNX	IIRRX

Ivy ProShares MSCI ACWI Index Fund	IMWAX	IMWEX	IMWIX	IMCNX	IMCRX

Ivy ProShares Russell 2000 Dividend Growers Index Fund	IRUAX	IRUEX	IRUIX	IRUNX	IRURX

Ivy ProShares S&P 500 Bond Index Fund	IAPRX	IPREX	IPRIX	IPRNX	IPRRX

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	IDAAX	IDAEX	IDAIX	IDANX	IDARX

IVY INVESTMENTS® refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY FUNDS

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2

PRESIDENT’S LETTER	IVY FUNDS

SEPTEMBER 30, 2018 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

While most of the fiscal year remained relatively calm, market volatility returned toward the end of the period. As 2018 progressed, trade disputes, geopolitical tensions and uncertain global growth rates provided a choppy ride for investors.

Economic growth is poised to finish 2018 on solid footing, as global inflation remains somewhat tepid. We believe global gross domestic product (GDP) is on track for a 3.7% growth rate in 2018, taking into account some minor downward revisions to our forecast because of isolated emerging market weakness.

The U.S. continues to provide a strong foundation across the global economic stage. Domestic capital expenditures (capex) are solid and small business confidence is at an all-time high. In addition, consumer spending has held up well despite higher gasoline prices. We believe the U.S. growth rate will average around 3% annualized in 2018.

The deterioration in eurozone economic data seems to be waning following an agreement between the U.S. and European Union (EU) to discuss a reduction in tariffs on industrial goods. Brexit negotiations between the U.K. and EU continue to be choppy, which has caused some delays in anticipated capex spending for the eurozone. While we believe the two parties will come to a resolution for the U.K.’s exit from the EU prior to the March 2019 deadline, the ongoing negotiations may cause lingering economic tumult until a deal can be reached. We expect eurozone GDP growth at an average annual rate around 2% in 2018.

While the European Central Bank reduced the amount of its asset purchases during the third quarter, it has committed to keeping rates low for an extended period. We think that decision is likely to continue to support the EU economy. In addition, the Bank of England recently raised interest rates and we think it is set to continue increasing rates gradually, barring any unforeseen Brexit issues.

Much attention of late has been focused on emerging markets. China’s economy has been weaker because of a combination of deleveraging and the institution of new pollution controls on select industries. These factors, coupled with concerns about an escalating trade war with the U.S., have pushed China’s policymakers to begin to ease policy. We believe recent announcements of tax cuts and increased infrastructure spending in addition to lower interest rates will stabilize China’s economy during the fourth quarter.

Currency crises plagued Turkey and Argentina throughout the third quarter, which sent tremors through other emerging market economies, including South Africa. Emerging markets continue to face headwinds from longer term fundamental outlook; the international trade uncertainty and a strong U.S. dollar. We believe emerging markets continue to offer a sound longer term fundamental outlook; however, market volatility is likely to persist until there is more clarity surrounding potential risks.

Overall, expanding valuations and corporate earnings growth have been key drivers in the equity markets. We believe continued earnings growth will need to carry more of the burden going forward. We see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

We remain attuned to a range of risks investors may face in the current environment, and believe it is important to stay focused on the fundamentals and merits of individual market sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While those can affect every business and investor, we think the innovation and management skill within individual companies ultimately drive long-term stock prices.

Economic Snapshot

	9/30/2018	9/30/2017
S&P 500 Index	2,913.98	2,519.36
MSCI EAFE Index	1,973.60	1,973.81
10-Year Treasury Yield	3.05%	2.33%
U.S. unemployment rate	3.7%	4.2%
30-year fixed mortgage rate	4.72%	3.83%
Oil price per barrel	$73.25	$51.67

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2018	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2018.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-18	Ending Account Value 9-30-18	Expenses Paid During Period*	Beginning Account Value 3-31-18	Ending Account Value 9-30-18	Expenses Paid During Period*
Ivy ProShares Interest Rate Hedged High Yield Index Fund
Class A	$1,000	$1,048.70	$4.61	$1,000	$1,020.55	$4.55	0.90%
Class E	$1,000	$1,048.70	$4.61	$1,000	$1,020.55	$4.55	0.90%
Class I	$1,000	$1,050.10	$3.38	$1,000	$1,021.81	$3.34	0.65%
Class N	$1,000	$1,050.10	$3.38	$1,000	$1,021.81	$3.34	0.65%
Class R	$1,000	$1,046.40	$7.06	$1,000	$1,018.16	$6.96	1.37%

See footnotes on page 5.

4	ANNUAL REPORT	2018

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-18	Ending Account Value 9-30-18	Expenses Paid During Period*	Beginning Account Value 3-31-18	Ending Account Value 9-30-18	Expenses Paid During Period*
Ivy ProShares MSCI ACWI Index Fund
Class A	$1,000	$1,045.00	$4.60	$1,000	$1,020.55	$4.55	0.90%
Class E	$1,000	$1,045.70	$3.89	$1,000	$1,021.31	$3.84	0.75%
Class I	$1,000	$1,046.30	$3.38	$1,000	$1,021.81	$3.34	0.65%
Class N	$1,000	$1,046.30	$3.38	$1,000	$1,021.81	$3.34	0.65%
Class R	$1,000	$1,042.40	$7.15	$1,000	$1,018.05	$7.06	1.40%
Ivy ProShares Russell 2000 Dividend Growers Index Fund
Class A	$1,000	$1,107.30	$4.74	$1,000	$1,020.56	$4.55	0.90%
Class E	$1,000	$1,108.00	$4.11	$1,000	$1,021.18	$3.94	0.78%	(3)
Class I	$1,000	$1,108.60	$3.48	$1,000	$1,021.81	$3.34	0.65%
Class N	$1,000	$1,108.60	$3.48	$1,000	$1,021.81	$3.34	0.65%
Class R	$1,000	$1,104.60	$7.37	$1,000	$1,018.05	$7.06	1.40%
Ivy ProShares S&P 500 Bond Index Fund
Class A	$1,000	$998.40	$3.30	$1,000	$1,021.81	$3.34	0.65%
Class E	$1,000	$998.70	$3.00	$1,000	$1,022.06	$3.03	0.60%
Class I	$1,000	$999.60	$2.00	$1,000	$1,023.06	$2.02	0.40%
Class N	$1,000	$999.60	$2.00	$1,000	$1,023.06	$2.02	0.40%
Class R	$1,000	$995.80	$5.79	$1,000	$1,019.29	$5.86	1.15%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Class A	$1,000	$1,084.80	$3.96	$1,000	$1,021.31	$3.84	0.75%
Class E	$1,000	$1,084.80	$3.96	$1,000	$1,021.31	$3.84	0.75%
Class I	$1,000	$1,086.10	$2.61	$1,000	$1,022.56	$2.53	0.50%
Class N	$1,000	$1,085.10	$2.50	$1,000	$1,022.63	$2.43	0.50%
Class R	$1,000	$1,081.20	$6.45	$1,000	$1,018.85	$6.26	1.24%

*

Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2018, and divided by 365.

(1)

This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

(3)	Reflects the lower expense limit which went into effect July 31, 2018.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

2018	ANNUAL REPORT	5

MANAGEMENT DISCUSSION

Ivy ProShares Index Funds

(UNAUDITED)

Investment strategies and techniques

Each Ivy ProShares Fund (each, a “Fund” and collectively, the “Funds”) are designed to match, before fees and expenses, the performance of an underlying index both on a single day and over time bases. ProShare Advisors LLC, (ProShares) the Funds’ investment sub-adviser, uses a passive approach in seeking to achieve the investment objective of each Fund. Each Fund attempts to achieve its investment objective by investing substantially all of its assets in investments that make up its underlying index or in financial instruments that ProShares believes are likely to simulate movements in each Fund’s index. Using this approach, ProShares determines the type, quantity and mix of investment positions that a Fund should hold to track the performance of its index.

As index funds, the Funds are “passively managed.” This means that when managing the Funds, ProShares does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, ProShares does not conduct conventional investment research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of the Funds.

The Funds may not be able to replicate exposure to their respective index and may employ various techniques that ProShares believes should, when combined with other investment management techniques, help simulate the movement of each Fund’s index. Each Fund also may make use of investment techniques to track its index, including the use of swap agreements, credit default swaps, futures contracts, forward contracts, and similar instruments (collectively, “derivatives”). Funds using these techniques are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments) on the amount the Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the ability of a Fund to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShares), and increased correlation risk (i.e., the Fund’s ability to achieve a high degree of correlation with its index). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in the Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate these risks by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering the Fund’s return.

Factors that Materially Affected the Performance of Each Fund during the Year Ending September 30, 2018

Primary factors affecting the Funds’ performance for the fiscal year ending September 30, 2018, before fees and expenses, include the following: transaction costs to purchase and sell underlying securities within an index, the total return of the securities and any derivatives held by the Funds, including the performance of the reference assets to which any derivatives are linked; financing rates paid or earned by the Funds associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by the Funds (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by the Funds and their correlation to the relevant index; and other miscellaneous factors.

Index Performance: The performance of each Fund’s index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.

Financing Rates Associated with Derivatives: The performance of Funds that use derivatives may be impacted by the related financing costs. Instruments such as futures carry implied financing costs. Forward and swap financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate (“LIBOR”) plus or minus a negotiated spread. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short exposure also being negatively affected by financing rates.

Stock Dividends and Bond Yields: The performance of Funds that provide long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and may generally be higher and thus have a more negative impact on performance than compared to many traditional index-based

6	ANNUAL REPORT	2018

funds. Transaction costs are not reflected in the Funds’ expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than other Funds.

Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Funds may also obtain exposure to securities not contained in the relevant index or in financial instruments.

Fund Management Teams

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund;

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Michael Neches and Devin Sullivan have been jointly responsible for the day-to-day management the Ivy ProShares S&P 500 Dividend Aristocrats Index Fund and Ivy ProShares Russell 2000 Dividend Growers Index Fund since the Funds’ inception in 2017.

Ivy ProShares Interest Rate Hedged High Yield Index Fund;

Ivy ProShares S&P 500 Bond Index Fund

Jeffrey Ploshnick and Benjamin McAbee have been jointly responsible for the day-to-day management the Ivy ProShares Interest Rate Hedged High Yield Index Fund and Ivy ProShares S&P 500 Bond Index Fund since the Funds’ inception in 2017.

Ivy ProShares MSCI ACWI Index Fund

Alexander Ilyasov and Scott Hanson have been jointly responsible for the day-to-day management the Ivy ProShares MSCI ACWI Index Fund since its inception in 2017.

Fiscal Year Performance

For the Period Ended September 30, 2018
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	14.29%
(Class A shares at net asset value)
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	11.45%
(Class A shares including sales load)

Benchmark(s) and/or Lipper Category
S&P 500 Dividend Aristocrats Index Fund	15.30%
(generally reflects the performance of large-cap companies that have increased dividends every year for the last 25 consecutive years)
Lipper Multi-Cap Core Funds Universe Average	14.05%
(generally reflects the performance of the universe of funds with similar investment objectives)
Ivy ProShares Russell 2000 Dividend Growers Index Fund	6.52%
(Class A shares at net asset value)
Ivy ProShares Russell 2000 Dividend Growers Index Fund	3.84%
(Class A shares including sales load)

Benchmark(s) and/or Lipper Category
Russell 2000 Dividend Growth Index	7.60%
(generally reflects the performance of small-cap companies that have increased dividends every year for the last 10 consecutive years)
Lipper Small-Cap Core Funds Universe Average	11.97%
(generally reflects the performance of the universe of funds with similar investment objectives)
Ivy ProShares MSCI ACWI Index Fund	9.27%
(Class A shares at net asset value)
Ivy ProShares MSCI ACWI Index Fund	6.54%
(Class A shares including sales load)

2018	ANNUAL REPORT	7

Benchmark(s) and/or Lipper Category
MSCI ACWI Index	9.77%
(generally reflects the performance of developed and emerging-market equities)
Lipper Global Large-Cap Core Funds Universe Average	7.28%
(generally reflects the performance of the universe of funds with similar investment objectives)
Ivy ProShares Interest Rate Hedged High Yield Index Fund	5.21%
(Class A shares at net asset value)
Ivy ProShares Interest Rate Hedged High Yield Index Fund	2.56%
(Class A shares including sales load)

Benchmark(s) and/or Lipper Category
FTSE High Yield (Treasury Rate-Hedged) Index	6.58%
(generally reflects the performance of high yield debt issued by companies domiciled in the U.S. or Canada)
Lipper High Yield Universe Average	2.27%
(generally reflects the performance of the universe of funds with similar investment objectives)
Ivy ProShares S&P 500 Bond Index Fund	-2.26%
(Class A shares at net asset value
Ivy ProShares S&P 500 Bond Index Fund	-4.72%
(Class A shares including sales load)

Benchmark(s) and/or Lipper Category
S&P 500/MarketAxess Investment Grade Corporate Bond Index	-1.24%
(generally reflects the performance of high yield debt issued by companies domiciled in the U.S. or Canada)
Lipper Core Bond Funds Universe Average	-1.23%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees.

Performance shown at net asset value (NAV) does not include the effects of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Funds’ shares will change, and you could lose money on your investment.

For Ivy ProShares MSCI ACWI Index Fund, international investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

For Ivy ProShares S&P 500 Bond Index Fund, fixed-income securities are subject to interest rate risk and, as such, the Fund’s NAV may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus.

For Ivy ProShares Interest Rate Hedged High Yield Index Fund, the use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Funds’ portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy ProShares Funds.

8	ANNUAL REPORT	2018

PORTFOLIO HIGHLIGHTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Bonds	96.0%
Corporate Debt Securities	96.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.0%

Quality Weightings

Non-Investment Grade	96.0%
BB	29.3%
B	48.4%
CCC	17.4%
Below CCC	0.9%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	4.0%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2018	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-18	2.56%	2.56%	5.48%	5.48%	4.70%
5-year period ended 9-30-18	—	—	—	—	—
10-year period ended 9-30-18	—	—	—	—	—
Since Inception of Class through 9-30-18(4)	3.26%	3.26%	5.36%	5.36%	4.62%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES	Principal	Value
Consumer Discretionary

Automobile Manufacturers – 0.6%
Tesla, Inc. (GTD by SolarCity Corp.),
5.300%, 8–15–25 (A)	$350	$295

Automotive Retail – 0.4%
Allison Transmission, Inc.,
5.000%, 10–1–24 (A)	165	164

Broadcasting – 2.6%
AMC Networks, Inc.,
5.000%, 4–1–24	250	246
Sirius XM Radio, Inc.:
6.000%, 7–15–24 (A)	290	301
5.000%, 8–1–27 (A)	335	323
Univision Communications, Inc.,
5.125%, 2–15–25 (A)	350	327

		1,197

Cable & Satellite – 4.9%
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.125%, 5–1–27 (A)	581	551
5.000%, 2–1–28 (A)	370	348
DISH DBS Corp.:
5.875%, 11–15–24	376	338
7.750%, 7–1–26	375	355
Neptune Finco Corp.:
10.125%, 1–15–23 (A)	400	438
10.875%, 10–15–25 (A)	200	232

		2,262

Casinos & Gaming – 4.9%
CRC Escrow Issuer LLC and CRC Finco, Inc.,
5.250%, 10–15–25 (A)	300	286
ESH Hospitality, Inc.,
5.250%, 5–1–25 (A)	190	184
Golden Nugget, Inc.,
6.750%, 10–15–24 (A)	305	309
MGM Growth Properties Operating Partnership L.P. and MGP Finance Co-Issuer, Inc.,
5.625%, 5–1–24	210	215
MGM Resorts International,
6.000%, 3–15–23	269	279
Scientific Games International, Inc. (GTD by Scientific Games Corp.),
10.000%, 12–1–22	644	682
Wynn Las Vegas LLC and Wynn Las Vegas Capital Corp.,
5.500%, 3–1–25 (A)	280	271

		2,226

Consumer Electronics – 0.3%
Spectrum Brands, Inc. (GTD by SB/RH Holdings),
5.750%, 7–15–25	115	116

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Hotels, Resorts & Cruise Lines – 0.5%
Hilton Domestic Operating Co., Inc.,
5.125%, 5–1–26 (A)	$250	$248

Internet & Direct Marketing Retail – 2.0%
Argos Merger Sub, Inc.,
7.125%, 3–15–23 (A)	330	237
Netflix, Inc.:
4.875%, 4–15–28 (A)	580	545
5.875%, 11–15–28 (A)	118	118

		900

Leisure Facilities – 0.3%
Six Flags Entertainment Corp.,
4.875%, 7–31–24 (A)	150	147

Leisure Products – 0.5%
Mattel, Inc.,
6.750%, 12–31–25 (A)	240	235

Publishing – 0.7%
Meredith Corp.,
6.875%, 2–1–26 (A)	300	308

Restaurants – 2.8%
1011778 B.C. Unlimited Liability Co. and New Red Finance, Inc.:
4.250%, 5–15–24 (A)	311	295
5.000%, 10–15–25 (A)	466	446
Aramark Services, Inc. (GTD by Aramark Corp.),
5.000%, 2–1–28 (A)	210	206
KFC Holding Co., Pizza Hut Holdings LLC and Taco Bell of America LLC,
5.000%, 6–1–24 (A)	350	347

		1,294

Specialized Consumer Services – 1.0%
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4–15–22 (A)	463	452

Specialty Stores – 1.0%
Arch Merger Sub, Inc.,
8.500%, 9–15–25 (A)	220	207
PetSmart, Inc.,
5.875%, 6–1–25 (A)	293	240

		447

Tires & Rubber – 0.4%
Goodyear Tire & Rubber Co. (The),
5.125%, 11–15–23	200	200

Total Consumer Discretionary – 22.9%		10,491
Consumer Staples

Drug Retail – 0.5%
Rite Aid Corp.,
6.125%, 4–1–23 (A)	275	247

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Food Retail – 1.0%
Albertsons Cos. LLC, Safeway, Inc., New Albertson’s, Inc. and Albertson’s LLC:
6.625%, 6–15–24	$200	$192
5.750%, 3–15–25	275	246

		438

Packaged Foods & Meats – 1.8%
Pilgrim’s Pride Corp.,
5.750%, 3–15–25 (A)	200	193
Post Holdings, Inc.:
5.000%, 8–15–26 (A)	364	344
5.750%, 3–1–27 (A)	270	265

		802

Total Consumer Staples – 3.3%		1,487
Energy

Coal & Consumable Fuels – 0.5%
CONSOL Energy, Inc.,
5.875%, 4–15–22	224	224

Oil & Gas Drilling – 1.2%
Ensco plc:
7.750%, 2–1–26	150	149
5.750%, 10–1–44	293	219
Transocean, Inc.,
9.000%, 7–15–23 (A)	180	196

		564

Oil & Gas Equipment & Services – 0.9%
Brand Energy & Infrastructure Services, Inc.,
8.500%, 7–15–25 (A)	210	216
McDermott Escrow 1, Inc. and McDermott Escrow 2, Inc.,
10.625%, 5–1–24 (A)	200	214

		430

Oil & Gas Exploration & Production – 5.9%
Antero Resources Corp.:
5.375%, 11–1–21	290	294
5.125%, 12–1–22	100	101
Ascent Resources Utica Holdings LLC and ARU Finance Corp. (GTD by Ascent Resources - Utica LLC),
10.000%, 4–1–22 (A)	313	353
California Resources Corp.,
8.000%, 12–15–22 (A)	358	341
Chesapeake Energy Corp.:
8.000%, 12–15–22 (A)	320	335
8.000%, 6–15–27	227	232
Crownrock L.P.,
5.625%, 10–15–25 (A)	210	206
Jupiter Resources, Inc.,
8.500%, 10–1–22 (A)	273	131
MEG Energy Corp.,
7.000%, 3–31–24 (A)	150	137

2018	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
Sanchez Energy Corp.,
6.125%, 1–15–23	$265	$152
Southwestern Energy Co.,
6.700%, 1–23–25 (B)	100	99
Targa Resources Partners L.P.,
5.875%, 4–15–26 (A)	290	299

		2,680

Oil & Gas Refining & Marketing – 0.6%
EP Energy LLC and Everest Acquisition Finance, Inc.:
9.375%, 5–1–24 (A)	150	124
7.750%, 5–15–26 (A)	150	153

		277

Oil & Gas Storage & Transportation – 3.7%
Cheniere Corpus Christi Holdings LLC:
5.875%, 3–31–25	264	277
5.125%, 6–30–27	280	281
CITGO Holding, Inc.,
10.750%, 2–15–20 (A)	394	418
Energy Transfer Equity L.P.:
4.250%, 3–15–23	290	288
5.875%, 1–15–24	165	174
Sunoco GP LLC, Sunoco L.P. and Sunoco Finance Corp.,
4.875%, 1–15–23 (A)	250	247

		1,685

Total Energy – 12.8%		5,860
Financials

Consumer Finance – 2.2%
Ally Financial, Inc.,
5.750%, 11–20–25	164	169
Quicken Loans, Inc.:
5.750%, 5–1–25 (A)	150	150
5.250%, 1–15–28 (A)	220	204
Springleaf Finance Corp.:
6.875%, 3–15–25	250	250
7.125%, 3–15–26	250	250

		1,023

Other Diversified Financial Services – 1.1%
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp.:
5.875%, 2–1–22	325	329
6.250%, 2–1–22	150	154

		483

Property & Casualty Insurance – 0.5%
Hub International Ltd.,
7.000%, 5–1–26 (A)	250	250

Specialized Finance – 2.0%
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
5.875%, 6–15–21 (A)	281	289
7.125%, 6–15–24 (A)	320	344

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Finance (Continued)
Navient Corp.,
6.500%, 6–15–22	$250	$260

		893

Total Financials – 5.8%		2,649
Health Care

Health Care Equipment – 0.4%
DJO Finco, Inc. and DJO Finance LLC,
8.125%, 6–15–21 (A)	200	204

Health Care Facilities – 7.8%
AmSurg Escrow Corp.,
5.625%, 7–15–22	196	201
Community Health Systems, Inc.,
6.250%, 3–31–23	689	655
DaVita HealthCare Partners, Inc.:
5.125%, 7–15–24	250	241
5.000%, 5–1–25	403	387
FWCT-2 Escrow Corp.,
6.875%, 2–1–22	300	168
HCA, Inc. (GTD by HCA Holdings, Inc.):
5.375%, 2–1–25	200	204
5.875%, 2–15–26	505	526
LifePoint Health, Inc.,
5.500%, 12–1–21	229	233
MPH Acquisition Holdings LLC,
7.125%, 6–1–24 (A)	261	271
Tenet Healthcare Corp.,
4.625%, 7–15–24	300	292
THC Escrow Corp. II,
6.750%, 6–15–23	390	389

		3,567

Health Care Supplies – 1.0%
Ortho-Clinical Diagnostics,
6.625%, 5–15–22 (A)	200	196
WellCare Health Plans, Inc.,
5.250%, 4–1–25	270	274

		470

Health Care Technology – 0.7%
Change Healthcare Holdings, Inc.,
5.750%, 3–1–25 (A)	165	164
Verscend Holding Corp.,
9.750%, 8–15–26 (A)	150	154

		318

Life Sciences Tools & Services – 1.5%
Avantor, Inc.:
6.000%, 10–1–24 (A)	300	305
9.000%, 10–1–25 (A)	390	402

		707

Managed Health Care – 1.4%
Centene Escrow Corp.,
5.625%, 2–15–21	235	239

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Managed Health Care (Continued)
Centene Escrow I Corp.,
5.375%, 6–1–26 (A)	$370	$379

		618

Pharmaceuticals – 4.0%
Endo Designed Activity Co., Endo Finance LLC and Endo Finco, Inc.,
6.000%, 2–1–25 (A)	200	172
Endo Ltd., Endo Finance LLC and Endo Finco, Inc.,
6.000%, 7–15–23 (A)	400	355
IMS Health, Inc.,
5.000%, 10–15–26 (A)	200	196
Jaguar Holding Co. II and Pharmaceutical Product Development LLC,
6.375%, 8–1–23 (A)	252	254
VRX Escrow Corp.:
5.875%, 5–15–23 (A)	532	517
6.125%, 4–15–25 (A)	345	328

		1,822

Total Health Care – 16.8%		7,706
Industrials

Aerospace & Defense – 3.0%
Bombardier, Inc.:
8.750%, 12–1–21 (A)	270	299
7.500%, 3–15–25 (A)	261	269
KLX, Inc.,
5.875%, 12–1–22 (A)	270	279
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7–15–22	150	153
6.500%, 7–15–24	340	348

		1,348

Air Freight & Logistics – 0.6%
XPO Logistics, Inc.,
6.500%, 6–15–22 (A)	274	283

Building Products – 0.4%
Beacon Escrow Corp.,
4.875%, 11–1–25 (A)	200	184

Construction Machinery & Heavy Trucks – 0.5%
Navistar International Corp. (GTD by Navistar, Inc.),
6.625%, 11–1–25 (A)	240	250

Diversified Support Services – 1.0%
United Rentals (North America), Inc. (GTD by United Rentals, Inc.):
5.500%, 5–15–27	185	183
4.875%, 1–15–28	300	281

		464

12	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrial Conglomerates – 0.9%
Griffon Corp.,
5.250%, 3–1–22	$200	$198
Tribune Media Co.,
5.875%, 7–15–22	205	209

		407

Security & Alarm Services – 1.2%
Prime Security Services Borrower LLC,
9.250%, 5–15–23 (A)	519	555

Trading Companies & Distributors – 0.4%
HD Supply, Inc.,
5.750%, 4–15–24 (A)	160	168

Trucking – 0.9%
BlueLine Rental Corp. and BlueLine Rental LLC,
9.250%, 3–15–24 (A)	165	173
Hertz Corp. (The),
7.625%, 6–1–22 (A)	251	248

		421

Total Industrials – 8.9%		4,080
Information Technology

Application Software – 1.6%
Infor (U.S.), Inc.,
6.500%, 5–15–22	230	233
Solera LLC and Solera Finance, Inc.,
10.500%, 3–1–24 (A)	425	466

		699

Data Processing & Outsourced Services – 2.7%
Exela Intermediate LLC and Exela Finance, Inc.,
10.000%, 7–15–23 (A)	320	341
First Data Corp.:
7.000%, 12–1–23 (A)	725	755
5.750%, 1–15–24 (A)	142	144

		1,240

Technology Hardware, Storage & Peripherals – 0.6%
Inception Parent, Inc., Inception Merger Sub, Inc. and Rackspace Hosting, Inc.,
8.625%, 11–15–24 (A)	295	287

Total Information Technology – 4.9%		2,226
Materials

Aluminum – 1.1%
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24 (A)	170	173
5.875%, 9–30–26 (A)	316	309

		482

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Commodity Chemicals – 0.8%
NOVA Chemicals Corp.:
4.875%, 6–1–24 (A)	$215	$207
5.250%, 6–1–27 (A)	196	182

		389

Diversified Chemicals – 0.5%
PSPC Escrow Corp.,
6.500%, 2–1–22 (A)	205	210

Diversified Metals & Mining – 1.3%
Cliffs Natural Resources, Inc.,
5.750%, 3–1–25	261	254
First Quantum Minerals Ltd.:
7.000%, 2–15–21 (A)	150	148
7.500%, 4–1–25 (A)	200	190

		592

Metal & Glass Containers – 1.9%
Ball Corp.:
4.375%, 12–15–20	322	326
5.250%, 7–1–25	70	72
BWAY Holding Co.:
5.500%, 4–15–24 (A)	302	297
7.250%, 4–15–25 (A)	200	195

		890

Paper Packaging – 0.7%
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.,
5.125%, 7–15–23 (A)	320	318

Total Materials – 6.3%		2,881
Real Estate

Industrial REITs – 0.4%
Kennedy-Wilson, Inc. (GTD by Kennedy-Wilson Holdings, Inc.),
5.875%, 4–1–24	200	197

Real Estate Development – 0.5%
Howard Hughs Corp.,
5.375%, 3–15–25 (A)	250	247

Specialized REITs – 2.2%
Equinix, Inc.:
5.875%, 1–15–26	141	145
5.375%, 5–15–27	300	300
Iron Mountain, Inc.,
4.875%, 9–15–27 (A)	240	220
Uniti Group L.P., Uniti Group Finance, Inc. and CSL Capital LLC,
8.250%, 10–15–23	335	320

		985

Total Real Estate – 3.1%		1,429

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Telecommunication Services

Alternative Carriers – 2.0%
CommScope Technologies LLC (GTD by CommScope, Inc.),
6.000%, 6–15–25 (A)	$300	$310
Zayo Group LLC and Zayo Capital, Inc.:
6.000%, 4–1–23	190	195
5.750%, 1–15–27 (A)	413	414

		919

Integrated Telecommunication Services – 4.5%
CenturyLink, Inc.,
7.500%, 4–1–24	120	128
Frontier Communications Corp.:
10.500%, 9–15–22	424	376
11.000%, 9–15–25	655	511
Olympus Merger Sub, Inc.,
8.500%, 10–15–25 (A)	200	184
Sprint Corp.:
7.875%, 9–15–23	425	458
7.125%, 6–15–24	394	409

		2,066

Wireless Telecommunication Service – 1.8%
SBA Communications Corp.,
4.875%, 9–1–24	150	148
T-Mobile USA, Inc.:
6.375%, 3–1–25	250	261
6.500%, 1–15–26	380	398

		807

Total Telecommunication Services – 8.3%		3,792
Utilities

Electric Utilities – 2.9%
Calpine Corp.:
5.375%, 1–15–23	200	188
5.750%, 1–15–25	320	283
Dynegy, Inc.:
7.375%, 11–1–22	315	328
7.625%, 11–1–24	196	211
NRG Energy, Inc.,
6.625%, 1–15–27	284	298

		1,308

Total Utilities – 2.9%		1,308

TOTAL CORPORATE DEBT SECURITIES – 96.0%		$43,909
(Cost: $44,334)

2018	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND (in thousands)

SEPTEMBER 30, 2018

SHORT-TERM SECURITIES	Principal	Value
Master Note – 1.1%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.470%, 10–5–18 (C)	$493	$493

TOTAL SHORT-TERM SECURITIES – 1.1%		$493
(Cost: $493)

TOTAL INVESTMENT SECURITIES – 97.1%		$44,402
(Cost: $44,827)

CASH AND OTHER ASSETS, NET OF LIABILITIES (D) – 2.9%		1,337

NET ASSETS – 100.0%		$45,739

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018 the total value of these securities amounted to $25,918 or 56.7% of net assets.

(B)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2018.

(C)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Cash of $291 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at September 30, 2018 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	Short	97	12–28–18	9,700	$(11,522)	$121
U.S. 2-Year Treasury Note	Short	50	12–28–18	10,000	(10,536)	18
U.S. 5-Year Treasury Note	Short	201	12–31–18	20,100	(22,608)	143

					$(44,666)	$282

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$43,909	$—
Short-Term Securities	—	493	—
Total	$—	$44,402	$—
Futures Contracts	$282	$—	$—

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

14	ANNUAL REPORT	2018

PORTFOLIO HIGHLIGHTS	IVY PROSHARES MSCI ACWI INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Stocks	99.7%
Information Technology	19.7%
Financials	17.1%
Health Care	12.0%
Consumer Discretionary	11.8%
Industrials	10.8%
Consumer Staples	7.9%
Energy	7.1%
Materials	4.9%
Real Estate	3.0%
Telecommunication Services	2.8%
Utilities	2.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

Country Weightings

North America	58.2%
United States	54.8%
Other North America	3.4%
Europe	20.9%
United Kingdom	4.8%
France	3.5%
Other Europe	12.6%
Pacific Basin	19.0%
Japan	7.5%
Other Pacific Basin	11.5%
South America	0.9%
Other	0.6%
Bahamas/Caribbean	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Microsoft Corp.	United States	Information Technology	Systems Software
Facebook, Inc., Class A	United States	Information Technology	Internet Software & Services
JPMorgan Chase & Co.	United States	Financials	Other Diversified Financial Services
Alphabet, Inc., Class C	United States	Information Technology	Internet Software & Services
Johnson & Johnson	United States	Health Care	Pharmaceuticals
Exxon Mobil Corp.	United States	Energy	Oil & Gas Exploration & Production
Alphabet, Inc., Class A	United States	Information Technology	Internet Software & Services
Bank of America Corp.	United States	Financials	Diversified Banks

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2018	ANNUAL REPORT	15

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES MSCI ACWI INDEX FUND

(UNAUDITED)

.

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-18	6.54%	6.79%	9.64%	9.64%	8.84%
5-year period ended 9-30-18	—	—	—	—	—
10-year period ended 9-30-18	—	—	—	—	—
Since Inception of Class through 9-30-18(4)	11.22%	11.44%	13.54%	13.54%	12.68%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

16	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS	Shares		Value
Australia

Consumer Discretionary – 0.0%
Aristocrat Leisure Ltd.	1		$31

Consumer Staples – 0.2%
Treasury Wine Estates Ltd.	2		27
Wesfarmers Ltd.	3		91
Woolworths Ltd.	3		59

			177

Energy – 0.1%
Oil Search Ltd.	5		30
Origin Energy Ltd. (A)	5		29
Santos Ltd.	6		30
Woodside Petroleum Ltd.	2		64

			153

Financials – 0.9%
Australia and New Zealand Banking Group Ltd.	7		134
Australian Stock Exchange Ltd.	1		34
Commonwealth Bank of Australia	4		213
Insurance Australia Group Ltd.	7		36
Macquarie Group Ltd.	1		73
National Australia Bank Ltd.	6		122
QBE Insurance Group Ltd.	5		44
Suncorp Group Ltd.	5		49
Westpac Banking Corp.	8		155

			860

Health Care – 0.2%
Cochlear Ltd.	—	*	28
CSL Ltd.	1		156
Sonic Healthcare Ltd.	2		33

			217

Industrials – 0.1%
Brambles Ltd.	4		35
Transurban Group	6		51

			86

Materials – 0.3%
Amcor Ltd.	3		30
BHP Billiton plc	12		283
Newcrest Mining Ltd.	2		30
South32 Ltd.	15		41

			384

Real Estate – 0.1%
Dexus	3		27
Goodman Group	4		33
GPT Group	8		30
Scentre Group	14		40
Stockland Corp. Ltd.	8		25
Vicinity Centres	13		24

			179

Utilities – 0.1%
AGL Energy Ltd.	2		28

COMMON STOCKS (Continued)	Shares		Value
Utilities (Continued)
APA Group	5		$39

			67

Total Australia – 2.0%			2,154
Austria

Energy – 0.0%
OMV AG	1		30

Financials – 0.0%
Erste Bank der Oesterreichischen Sparkassen AG	1		39

Materials – 0.0%
voestalpine AG	1		25

Total Austria – 0.0%			94
Belgium

Consumer Staples – 0.1%
InBev N.V.	2		149

Financials – 0.0%
ageas N.V.	1		35
KBC Group N.V.	1		44

			79

Health Care – 0.0%
UCB S.A./N.V.	—	*	38

Materials – 0.2%
Solvay S.A.	—	*	37
Umicore S.A.	1		38

			75

Total Belgium – 0.3%			341
Bermuda

Financials – 0.0%
Arch Capital Group Ltd. (A)	1		37
Everest Re Group Ltd.	—	*	27

			64

Total Bermuda – 0.0%			64
Brazil

Consumer Discretionary – 0.0%
Lojas Renner S.A.	3		27

Consumer Staples – 0.1%
Ambev S.A.	13		57

Energy – 0.1%
Petroleo Brasileiro S.A.	20		114
Ultrapar Participacoes S.A.	2		15

			129

Financials – 0.3%
Banco Bradesco S.A.	11		78

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Banco do Brasil S.A.	3		$22
BB Seguridade Participacoes S.A.	4		21
BM&F Bovespa S.A.	8		48
Itau Unibanco Holdings S.A.	8		87
Itausa Investimentos Itau S.A.	16		39

			295

Industrials – 0.0%
WEG S.A.	5		22

Information Technology – 0.0%
Cielo S.A.	5		14
MercadoLibre, Inc.	—	*	31

			45

Materials – 0.1%
Vale S.A.	7		111

Real Estate – 0.0%
Multiplan Empreendimentos Imobiliarios S.A.	6		27

Telecommunication Services – 0.0%
Telefonica Brasil S.A.	2		19

Total Brazil – 0.6%			732
Canada

Consumer Discretionary – 0.4%
Canadian Tire Corp. Ltd., Class A	—	*	30
Dollarama, Inc.	1		32
lululemon athletica, Inc. (A)	—	*	38
Magna International, Inc.	1		49
Restaurant Brands International, Inc.	1		36
Shaw Communications, Inc., Class B	2		33
Thomson Reuters Corp.	1		32

			250

Consumer Staples – 0.0%
Alimentation Couche-Tard, Inc., Class B	1		58
Loblaw Cos. Ltd.	1		34
Metro, Inc.	1		27
Saputo, Inc.	1		28

			147

Energy – 0.6%
Canadian Natural Resources Ltd.	3		100
Cenovus Energy, Inc.	3		29
Enbridge, Inc.	4		141
EnCana Corp.	3		36
Imperial Oil Ltd.	1		26
Inter Pipeline Ltd.	2		36
Keyera Corp.	1		30
Pembina Pipeline Corp.	1		45
Suncor Energy, Inc.	4		147
TransCanada Corp.	2		85

			675

Financials – 1.2%
Bank of Montreal	1		108

2018	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Bank of Nova Scotia (The)	2		$144
Brookfield Asset Management, Inc., Class A	2		91
Canadian Imperial Bank of Commerce	1		86
Fairfax Financial Holdings Ltd.	—	*	42
Intact Financial Corp.	—	*	40
Manulife Financial Corp.	5		84
National Bank of Canada	1		32
Onex Corp.	—	*	26
Power Corp. of Canada	1		22
Royal Bank of Canada	3		254
Sun Life Financial, Inc.	2		62
Toronto-Dominion Bank	4		241

			1,232

Industrials – 0.3%
Canadian National Railway Co.	2		154
Canadian Pacific Railway Ltd.	—	*	84

			238

Information Technology – 0.0%
Constellation Software, Inc.	—	*	35
OpenText Corp.	1		34
Shopify, Inc., Class A (A)	—	*	37

			106

Materials – 0.3%
Agnico-Eagle Mines Ltd.	1		26
Nutrien Ltd.	2		89
Barrick Gold Corp.	3		34
First Quantum Minerals Ltd.	2		20
Franco-Nevada Corp.	1		40
Goldcorp, Inc.	3		27
Teck Cominco Ltd.	1		36
Wheaton Precious Metals Corp.	2		29

			301

Real Estate – 0.0%
First Capital Realty, Inc.	2		26

Telecommunication Services – 0.1%
Rogers Communications, Inc., Class B	1		59

Utilities – 0.1%
Fortis, Inc.	2		51

Total Canada – 3.0%			3,085
Chile

Consumer Discretionary – 0.1%
Saci Falabella	4		32

Consumer Staples – 0.1%
Cencosud S.A.	15		36

Energy – 0.0%
Empresas Copec S.A.	2		34

COMMON STOCKS (Continued)	Shares		Value
Financials – 0.0%
Banco Santander Chile	524		$42

Total Chile – 0.2%			144
China

Consumer Discretionary – 0.2%
Ctrip.com International Ltd. (A)	1		39
Geely Automobile Holdings Ltd.	15		30
JD.com, Inc. ADR (A)	2		49
New Oriental Education & Technology Group, Inc. ADR (A)	—	*	27
Shenzhou International Group Holdings Ltd.	3		34
YUM! Brands, Inc.	1		33

			212

Consumer Staples – 0.0%
China Mengniu Dairy Co. Ltd.	10		34

Energy – 0.2%
China Petroleum & Chemical Corp., H Shares	66		66
China Shenhua Energy Co. Ltd., H Shares	11		25
CNOOC Ltd.	49		97
PetroChina Co. Ltd., H Shares	54		44

			232

Financials – 0.8%
Bank of Communications Co. Ltd.	35		26
BOC Hong Kong (Holdings) Ltd., H Shares	195		87
China Cinda Asset Management Co. Ltd., H Shares	85		21
China CITIC Bank Corp. Ltd., H Shares	41		26
China Construction Bank Corp.	234		205
China Life Insurance Co. Ltd., H Shares	22		50
China Merchants Bank Co. Ltd., H Shares	11		47
China Minsheng Banking Corp. Ltd., H Shares	38		28
China Pacific Insurance (Group) Co. Ltd., H Shares	8		32
CITIC Securities Co. Ltd., H Shares	11		20
Haitong Securities Co. Ltd., H Shares	25		23
Industrial and Commercial Bank of China Ltd., H Shares	163		119
PICC Property and Casualty Co. Ltd., H Shares	24		28
Ping An Insurance (Group) Co. of China Ltd., H Shares (B)	14		144

			856

Health Care – 0.0%
CSPC Pharmaceutical Group Ltd.	12		26

Industrials – 0.0%
China Communications Construction Co. Ltd., H Shares	24		25

COMMON STOCKS (Continued)	Shares		Value
Information Technology – 1.2%
58.com, Inc. ADR (A)	—	*	$24
AAC Technologies Holdings, Inc.	2		21
Alibaba Group Holding Ltd. ADR (A)	3		438
Baidu.com, Inc. ADR (A)	1		149
NetEase.com, Inc. ADR	—	*	51
SINA Corp. (A)	—	*	19
Sunny Optical Technology (Group) Co. Ltd.	2		20
Tencent Holdings Ltd.	13		544

			1,266

Materials – 0.0%
Anhui Conch Cement Co. Ltd., H Shares	4		27

Real Estate – 0.1%
China Overseas Land & Investment Ltd.	12		38
Country Garden Holdings Co. Ltd.	19		24
Sunac China Holdings Ltd.	7		20

			82

Telecommunication Services – 0.1%
China Mobile Ltd.	14		141
China Telecom Corp. Ltd.	58		29
China Unicom Ltd.	23		27

			197

Utilities – 0.0%
CGN Power Co. Ltd., H Shares	114		27
Xinao Gas Holdings Ltd.	3		22

			49

Total China – 2.6%			3,006
Columbia

Financials – 0.0%
Bancolombia S.A.	3		30

Total Columbia – 0.0%			30
Denmark

Consumer Discretionary – 0.0%
Pandora Holding A.S.	—	*	16

Consumer Staples – 0.0%
Carlsberg Group	—	*	40

Financials – 0.1%
Danske Bank A.S.	2		48

Health Care – 0.2%
Coloplast A/S, Class B	—	*	36
Genmab A.S. (A)	—	*	32
Novo Nordisk A/S, Class B	4		199
Novozymes A/S, Class B	1		40

			307

Industrials – 0.1%
A.P. Moller - Maersk A/S	—	*	34
DSV A/S	1		56

18	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares		Value
Industrials (Continued)
Vestas Wind Systems A/S	1		$42

			132

Materials – 0.0%
Chr. Hansen Holding A/S	—	*	36

Utilities – 0.0%
DONG Energy A/S	1		36

Total Denmark – 0.4%			615
Finland

Financials – 0.2%
Nordea Bank Abp	7		76
Sampo plc, A Shares	1		45

			121

Information Technology – 0.1%
Nokia OYJ	13		75

Materials – 0.1%
Stora Enso Oyj, Class R	1		28
UPM-Kymmene Corp.	1		52

			80

Total Finland – 0.4%			276
France

Consumer Discretionary – 0.7%
Accor S.A.	1		37
Compagnie Generale des Etablissements Michelin, Class B	—	*	60
Hermes International	—	*	52
Kering	—	*	98
LVMH Moet Hennessy - Louis Vuitton	1		240
Peugeot S.A.	2		45
Publicis Groupe S.A.	1		39
Renault S.A.	—	*	43
Sodexo S.A.	—	*	36
Valeo S.A.	1		36
Vivendi Universal	3		69

			755

Consumer Staples – 0.4%
Carrefour S.A.	2		35
Danone S.A.	1		111
L’Oreal	1		132
Pernod Ricard S.A.	1		87

			365

Energy – 0.3%
Total S.A.	5		356

Financials – 0.4%
Axa S.A.	5		127
BNP Paribas S.A.	3		157
Credit Agricole Group	3		47
Societe Generale S.A.	2		82

			413

COMMON STOCKS (Continued)	Shares		Value
Health Care – 0.3%
EssilorLuxottica	1		$75
Sanofi-Aventis	3		249

			324

Industrials – 0.8%
Airbus SE	1		171
Bouygues S.A.	1		31
Compagnie de Saint-Gobain	1		58
Eiffage S.A.	—	*	34
Getlink SE	3		32
Legrand S.A.	1		60
Safran	1		111
Schneider Electric S.A.	1		107
Teleperformance SE	—	*	38
Thales	—	*	39
Vinci	1		110

			791

Information Technology – 0.1%
Atos S.A.	—	*	33
Cap Gemini S.A.	—	*	54
Dassault Systemes S.A.	—	*	53

			140

Materials – 0.2%
Arkema	—	*	33
L Air Liquide S.A.	1		149

			182

Real Estate – 0.1%
Klepierre	1		32
Unibail-Rodamco-Westfield	—	*	57

			89

Telecommunication Services – 0.1%
Orange S.A.	5		75

Utilities – 0.1%
ENGIE	5		71
Veolia Environnement S.A.	2		30

			101

Total France – 3.5%			3,591
Germany

Consumer Discretionary – 0.3%
adidas AG	—	*	108
Bayerische Motoren Werke AG	1		74
Continental AG	—	*	39
Daimler AG	2		126
Porsche Automobil Holding SE	1		37
TUI AG	1		24

			408

Consumer Staples – 0.0%
Beiersdorf Aktiengesellschaft	—	*	30

Financials – 0.5%
Allianz AG, Registered Shares	1		219
Commerzbank AG	3		29
Deutsche Bank AG	5		57

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Deutsche Boerse AG	—	*	$55
Hannover Ruckversicherungs-Aktiengesellschaft	—	*	25
Munchener Ruckversicherungs-Gesellschaft AG, Registered Shares	—	*	73

			458

Health Care – 0.4%
Bayer AG	2		171
Fresenius Medical Care AG & Co. KGaA	1		64
Fresenius SE & Co. KGaA	1		81
Merck KGaA	—	*	36

			352

Industrials – 0.3%
Brenntag AG	1		34
Deutsche Lufthansa AG	1		22
Deutsche Post AG	2		83
GEA Group Aktiengesellschaft, Bochum	1		24
MTU Aero Engines Holding AG	—	*	37
Siemens AG	2		234
Thyssenkrupp AG	1		24

			458

Information Technology – 0.5%
Infineon Technologies AG	3		64
SAP AG	2		262
Wirecard AG	—	*	75

			401

Materials – 0.4%
BASF Aktiengesellschaft	2		178
Covestro AG	—	*	37
Evonik Industries AG	1		21
HeidelbergCement AG	—	*	27
Linde AG	—	*	105
Symrise AG	—	*	35

			403

Real Estate – 0.2%
Deutsche Wohnen AG	1		43
Vonovia SE	1		59

			102

Telecommunication Services – 0.1%
Deutsche Telekom AG, Registered Shares	8		122

Utilities – 0.1%
E.ON AG	5		53
RWE Aktiengesellschaft	2		37

			90

Total Germany – 2.8%			2,824
Hong Kong

Consumer Discretionary – 0.1%
Galaxy Entertainment Group	6		40

2018	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares		Value
Consumer Discretionary (Continued)
Michael Kors Holdings Ltd. (A)	—	*	$28
Techtronic Industries Co. Ltd.	5		31

			99

Consumer Staples – 0.0%
China Resources Beer (Holdings) Co. Ltd.	5		21
WH Group Ltd.	27		19

			40

Financials – 0.6%
Agricultural Bank of China Ltd., H Shares	76		37
AIA Group Ltd.	31		278
BOC Hong Kong (Holdings) Ltd.	10		46
Hang Seng Bank Ltd.	2		59
Hong Kong Exchanges and Clearing Ltd.	3		94

			514

Health Care – 0.0%
Sino Biopharmaceutical Ltd.	13		12

Industrials – 0.1%
Cheung Kong Infrastructure Holdings Ltd.	5		37
CITIC Pacific Ltd.	21		31
Jardine Matheson Holdings Ltd.	1		40
MTR Corp. Ltd.	7		37
Shanghai Industrial Holdings Ltd.	10		23

			168

Real Estate – 0.5%
Cheung Kong (Holdings) Ltd.	15		141
China Evergrande Group (B)	7		20
China Resources Land Ltd.	10		36
Hang Lung Properties Ltd.	13		25
Henderson Land Development Co. Ltd.	6		32
Hongkong Land Holdings Ltd.	5		33
Hysan Development Co. Ltd.	5		26
Link (The)	6		62
New World Development Co. Ltd.	27		36
Sino Land Co. Ltd.	19		32
Sun Hung Kai Properties Ltd.	5		69
Swire Pacific Ltd., Class A	3		38
Wharf (Holdings) Ltd. (The)	4		27
Wheelock and Co. Ltd.	3		20

			597

Utilities – 0.3%
CLP Holdings Ltd.	5		63
Hong Kong & China Gas Co. Ltd.	34		67
Power Assets Holdings Ltd.	6		44

			174

Total Hong Kong – 1.6%			1,604
India

Consumer Discretionary – 0.1%
Tata Motors Ltd. ADR (A)	3		48

COMMON STOCKS (Continued)	Shares		Value
Energy – 0.2%
Reliance Industries Ltd. GDR (C)	6		$220

Financials – 0.1%
ICICI Bank Ltd. ADR	7		63

Health Care – 0.1%
Dr. Reddy’s Laboratories Ltd. ADR	3		92

Industrials – 0.1%
Larsen & Toubro Ltd. GDR	7		121

Information Technology – 0.2%
Infosys Technologies Ltd. ADR (B)	8		79
Wipro Ltd. ADR	20		103

			182

Materials – 0.1%
Vedanta Ltd. ADR	5		59

Total India – 0.9%			785
Indonesia

Consumer Discretionary – 0.0%
PT Astra International Tbk	69		34

Financials – 0.1%
Bank Central Asia Tbk PT	29		48
PT Bank Mandiri (Persero) Tbk	71		32
PT Bank Rakyat Indonesia	145		31

			111

Telecommunication Services – 0.0%
PT Telekomunikasi Indonesia Persero Tbk	148		36

Total Indonesia – 0.1%			181
Ireland

Consumer Discretionary – 0.0%
Paddy Power Betfair plc	—	*	21

Consumer Staples – 0.1%
Kerry Group plc, Class A	—	*	49

Health Care – 0.3%
Medtronic plc	3		285

Information Technology – 0.2%
Accenture plc, Class A	1		211

Materials – 0.1%
CRH plc	2		65
James Hardie Industries plc, Class C	2		24
Smurfit Kappa Group plc	1		25

			114

Total Ireland – 0.7%			680

COMMON STOCKS (Continued)	Shares		Value
Israel

Health Care – 0.1%
Teva Pharmaceutical Industries Ltd. ADR	2		$53

Information Technology – 0.0%
NICE Systems Ltd. ADR (A)	—	*	28

Total Israel – 0.1%			81
Italy

Consumer Discretionary – 0.0%
Ferrari N.V.	—	*	43
Luxottica Group S.p.A.	—	*	28

			71

Energy – 0.1%
Eni S.p.A.	5		103

Financials – 0.3%
Assicurazioni Generali S.p.A.	2		40
Banca Intesa S.p.A.	35		89
UniCredit S.p.A.	5		74

			203

Industrials – 0.0%
Atlantia S.p.A.	1		25
CNH Industrial N.V.	2		30
Prysmian S.p.A.	1		22

			77

Telecommunication Services – 0.0%
Telecom Italia S.p.A. (A)	45		27

Utilities – 0.2%
ENEL S.p.A.	19		97
Snam S.p.A.	9		38

			135

Total Italy – 0.6%			616
Japan

Consumer Discretionary – 1.4%
Bridgestone Corp.	2		61
Denso Corp.	1		67
Fast Retailing Co. Ltd.	—	*	77
Honda Motor Co. Ltd.	4		120
Isuzu Motors Ltd.	2		35
Koito Manufacturing Co. Ltd.	—	*	30
Makita Corp.	1		37
Mazda Motor Corp.	2		25
Nissan Motor Co. Ltd.	5		49
Nitori Co. Ltd.	—	*	29
Oriental Land Co. Ltd.	1		56
Panasonic Corp.	5		62
Ryohin Keikaku Co. Ltd.	—	*	20
Sekisui Chemicals Co. Ltd.	2		33
Sekisui House Ltd.	2		32
Shimano, Inc.	—	*	40
Sony Corp.	3		182
Subaru Corp.	2		49

20	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares		Value
Consumer Discretionary (Continued)
Suzuki Motor Corp.	1		$53
Toyota Industries Corp.	1		32
Toyota Motor Corp.	5		340
Yamaha Corp.	—	*	23

			1,452

Consumer Staples – 0.6%
Aeon Co. Ltd.	2		43
Ajinomoto Co., Inc.	2		34
Asahi Breweries Ltd.	1		37
FamilyMart Co. Ltd.	—	*	26
Japan Tobacco, Inc.	3		69
Kao Corp.	1		87
Kirin Brewery Co. Ltd.	2		54
Meiji Holdings Co. Ltd.	—	*	27
Seven & i Holdings Co. Ltd.	2		74
Shiseido Co. Ltd.	1		69
Suntory Beverage & Food Ltd.	1		23
Unicharm Corp.	1		36
Yakult Honsha Co. Ltd.	—	*	31

			610

Energy – 0.1%
Inpex Corp.	3		35
JXTG Holdings, Inc.	8		59

			94

Financials – 0.9%
Dai-ichi Mutual Life Insurance Co. (The)	3		63
Daiwa Securities Group, Inc.	6		37
Japan Exchange Group, Inc.	1		26
Japan Post Holdings Co. Ltd.	3		30
Kabushiki Kaisha Mitsubishi Tokyo Financial Group	27		170
Mizuho Financial Group, Inc.	56		97
MS&AD Insurance Group Holdings, Inc.	1		45
NKSJ Holdings, Inc.	1		40
Nomura Holdings, Inc.	10		48
ORIX Corp.	4		66
Resona Holdings, Inc.	7		37
Sumitomo Mitsui Financial Group, Inc.	3		126
Sumitomo Mitsui Trust Holdings, Inc.	1		36
T&D Holdings, Inc.	2		31
Tokio Marine Holdings, Inc.	2		80

			932

Health Care – 0.6%
Astellas Pharma, Inc.	4		76
Chugai Pharmaceutical Co. Ltd.	1		39
Daiichi Sankyo Co. Ltd.	2		72
Eisai Co. Ltd.	1		70
M3, Inc.	1		28
Olympus Corp.	1		36
Ono Pharmaceutical Co. Ltd.	1		35
Otsuka Holdings Co. Ltd.	1		46
Shionogi & Co. Ltd.	1		57
Sysmex Corp.	—	*	35
Takeda Pharmaceutical Co. Ltd.	2		79

COMMON STOCKS (Continued)	Shares		Value
Health Care (Continued)
Terumo Corp.	1		$44

			617

Industrials – 1.8%
AGC Inc	1		26
Canon, Inc.	2		69
Central Japan Railway Co.	—	*	74
Dakin Industries Ltd.	1		86
East Japan Railway Co.	1		74
FANUC Ltd.	—	*	90
Hankyu Hanshin Holdings, Inc.	1		33
ITOCHU Corp.	3		59
Kajima Corp.	7		108
Keio Corp.	1		43
Kintetsu Group Holdings Co. Ltd.	1		33
Komatsu Ltd.	2		68
Kubota Corp.	3		43
Marubeni Corp.	4		41
MISUMI Group, Inc.	1		24
Mitsubishi Corp.	3		100
Mitsubishi Electric Corp.	5		64
Mitsubishi Heavy Industries Ltd.	1		34
Mitsui & Co. Ltd.	4		71
Nagoya Railroad Co. Ltd.	1		29
Nihon Densan Kabushiki Kaisha	1		78
Odakyu Electric Railway Co. Ltd.	2		44
Recruit Holdings Co. Ltd.	3		86
Secom Co. Ltd.	1		54
Shimizu Corp.	3		27
SMC Corp.	—	*	49
Sumitomo Corp.	3		53
Sumitomo Electric Industries Ltd.	3		41
Taisei Corp.	1		33
Tobu Railway Co. Ltd.	1		40
Tokyo Corp.	2		42
Toshiba Corp. (A)	2		55
TOTO Ltd.	1		22
Toyota Tsusho Corp.	1		27
West Japan Railway Co.	—	*	35
Yamato Holdings Co. Ltd.	1		28

			1,883

Information Technology – 0.7%
FUJIFILM Holdings Corp.	1		50
Fujitsu Ltd.	1		49
Hitachi Ltd.	2		82
Hoya Corp.	1		56
Keyence Corp.	—	*	133
Kyocera Corp.	1		50
Murata Manufacturing Co. Ltd.	—	*	62
Nintendo Co. Ltd.	—	*	97
OMRON Corp.	1		27
Renesas Electronics Corp. (A)	2		15
ROHM Co. Ltd.	—	*	21
TDK Corp.	—	*	47
Tokyo Electron Ltd.	—	*	52
YASKAWA Electric Corp.	1		25

			766

Materials – 0.5%
Asahi Kasei Corp.	4		57
JFE Holdings, Inc.	2		38

COMMON STOCKS (Continued)	Shares		Value
Materials (Continued)
Kuraray Co. Ltd.	2		$35
Mitsubishi Chemical Holdings Corp.	4		40
Nippon Steel & Sumitomo Metal Corp.	2		46
Nissan Chemical Corp	1		30
Nitto Denko Corp.	—	*	35
Shin-Etsu Chemical Co. Ltd.	1		80
Sumitomo Chemical Co. Ltd.	6		33
Sumitomo Metal Mining Co. Ltd.	1		28
Teijin Ltd.	2		30
Toray Industries, Inc.	5		39

			491

Real Estate – 0.3%
Daito Trust Construction Co. Ltd.	—	*	24
Daiwa House Industry Co. Ltd.	2		46
Japan Real Estate Investment Corp.	—	*	26
Mitsubishi Estate Co. Ltd.	4		60
Mitsui Fudosan Co. Ltd.	2		59
Nippon Building Fund, Inc.	—	*	29
Sumitomo Realty & Development Co. Ltd.	1		43
Tokyu Fudosan Holdings Corp.	4		28

			315

Telecommunication Services – 0.5%
KDDI Corp.	4		114
Nippon Telegraph and Telephone Corp.	2		70
NTT DoCoMo, Inc.	3		74
SoftBank Group Corp.	2		213

			471

Utilities – 0.1%
Chubu Electric Power Co., Inc.	2		30
Kansai Electric Power Co., Inc.	2		30
Osaka Gas Co. Ltd.	2		31
Tokyo Electric Power Co., Inc. (The) (A)	5		26
Tokyo Gas Co. Ltd.	1		32

			149

Total Japan – 7.5%			7,780
Luxembourg

Energy – 0.0%
Tenaris S.A.	1		23

Materials – 0.1%
ArcelorMittal	2		53

Total Luxembourg – 0.1%			76
Macau

Consumer Discretionary – 0.0%
Sands China Ltd.	8		34

Total Macau – 0.0%			34

2018	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares	Value
Malaysia

Financials – 0.1%
Bumiputra-Commerce Holdings Berhad	25	$36
Malayan Banking Berhad	18	41
Public Bank Berhad	11	64

		141

Utilities – 0.1%
Tenaga Nasional Berhad	15	54

Total Malaysia – 0.2%		195
Mexico

Consumer Discretionary – 0.0%
Grupo Televisa S.A.B. de C.V.	9	30

Consumer Staples – 0.2%
Fomento Economico Mexicano S.A.B. de C.V.	7	74
Wal-Mart de Mexico S.A.B. de C.V.	19	59

		133

Financials – 0.1%
Grupo Financiero Banorte S.A.B. de C.V.	9	69

Materials – 0.1%
Grupo Mexico S.A.B. de C.V.	16	47

Real Estate – 0.1%
Fibra Uno Administracion S.A. de C.V.	26	35

Telecommunication Services – 0.1%
America Movil S.A.B. de C.V., Series L	99	80

Total Mexico – 0.6%		394
Netherlands

Consumer Staples – 0.2%
Heineken N.V.	1	52
Koninklijke Ahold Delhaize N.V.	3	70

		122

Energy – 0.7%
Royal Dutch Shell plc, Class A (B)	11	375
Royal Dutch Shell plc, Class B	9	321

		696

Financials – 0.1%
ABN AMRO Group N.V.	1	31
Aegon N.V.	5	33
ING Groep N.V., Certicaaten Van Aandelen	9	114
NN Group N.V.	1	39

		217

Health Care – 0.0%
Qiagen N.V. (A)	1	26

COMMON STOCKS (Continued)	Shares		Value
Industrials – 0.2%
Koninklijke Philips Electronics N.V., Ordinary Shares	2		$103
Wolters Kluwer N.V.	1		48

			151

Information Technology – 0.3%
ASML Holding N.V., Ordinary Shares	1		174
NXP Semiconductors N.V.	1		69

			243

Materials – 0.2%
Akzo Nobel N.V.	1		57
Royal DSM Heerlen	1		57

			114

Telecommunication Services – 0.0%
Koninklijke KPN N.V.	12		31

Total Netherlands – 1.7%			1,600
Norway

Consumer Staples – 0.0%
Marine Harvest ASA	1		33

Energy – 0.1%
Equinor ASA	3		75

Financials – 0.1%
DNB ASA	3		55

Industrials – 0.0%
Orkla ASA	3		25

Materials – 0.0%
Yara International ASA	1		31

Telecommunication Services – 0.0%
Telenor ASA (B)	2		36

Total Norway – 0.2%			255
Peru

Financials – 0.1%
Credicorp Ltd.	—	*	53

Total Peru – 0.1%			53
Philippines

Real Estate – 0.1%
Ayala Land, Inc.	43		32
SM Prime Holdings, Inc.	52		35

			67

Total Philippines – 0.1%			67
Poland

Energy – 0.0%
Polski Koncern Naftowy Orlen S.A.	1		35

COMMON STOCKS (Continued)	Shares		Value
Financials – 0.0%
Bank Pekao S.A.	1		$32
PKO Bank Polski S.A.	4		42
Powszechny Zaklad Ubezpieczen S.A.	3		32

			106

Total Poland – 0.0%			141
Portugal

Energy – 0.0%
Galp Energia SGPS S.A., Class B	1		29

Utilities – 0.0%
EDP - Energias de Portugal S.A.	9		33

Total Portugal – 0.0%			62
Russia

Energy – 0.4%
OAO Novatek GDR	—	*	65
Open Joint Stock Co. Gazprom ADR	14		69
PJSC LUKOIL ADR	2		134
Tatneft PJSC	1		66

			334

Financials – 0.1%
Sberbank of Russia PJSC ADR	10		125

Materials – 0.0%
MMC Norilsk Nickel PJSC ADR	2		39

Telecommunication Services – 0.0%
Mobile TeleSystems OJSC ADR	3		30

Total Russia – 0.5%			528
Singapore

Financials – 0.4%
DBS Group Holdings Ltd.	5		89
Oversea-Chinese Banking Corp. Ltd.	8		70
Singapore Exchange Ltd.	8		42
United Overseas Bank Ltd.	4		72

			273

Industrials – 0.0%
Keppel Corp. Ltd.	5		27

Real Estate – 0.1%
Ascendas Real Estate Investment Trust	19		37
CapitaLand Ltd.	16		38
Suntec	24		34
UOL Group Ltd.	5		27

			136

Telecommunication Services – 0.1%
Singapore Telecommunications Ltd.	24		56

Total Singapore – 0.6%			492

22	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares		Value
South Africa

Consumer Discretionary – 0.2%
Naspers Ltd., Class N	1		$221
Woolworths Holdings Ltd.	5		18

			239

Consumer Staples – 0.0%
Bid Corp. Ltd.	1		23
Shoprite Holdings Ltd.	1		20
Tiger Brands Ltd.	1		16

			59

Energy – 0.0%
Sasol Ltd.	1		55

Financials – 0.1%
Absa Group Ltd	2		24
FirstRand Ltd. (B)	8		39
Investec plc	3		19
Old Mutual plc	11		24
Remgro Ltd.	2		28
Sanlam Ltd.	5		30
Standard Bank Group Ltd.	3		37

			201

Health Care – 0.0%
Aspen Pharmacare Holdings Ltd.	1		15

Industrials – 0.0%
Bidvest Group Ltd. (The)	1		16

Materials – 0.0%
Mondi plc	1		31

Real Estate – 0.0%
Growthpoint Properties Ltd.	12		19
Redefine Properties Ltd.	24		17

			36

Telecommunication Services – 0.0%
MTN Group Ltd.	4		26
Vodacom Group Ltd.	2		19

			45

Total South Africa – 0.3%			697
South Korea

Consumer Discretionary – 0.2%
Hyundai Mobis	—	*	42
Hyundai Motor Co.	1		62
Kia Motors Corp.	1		33
LG Electronics, Inc.	—	*	20

			157

Consumer Staples – 0.0%
Amorepacific Corp.	—	*	28
Korea Tobacco & Ginseng Corp.	—	*	39
LG Household & Health Care Ltd.	—	*	33

			100

COMMON STOCKS (Continued)	Shares		Value
Energy – 0.1%
SK Energy Co. Ltd.	—	*	$44

Financials – 0.2%
Hana Financial Group, Inc.	1		43
KB Financial Group, Inc.	1		62
Samsung Fire & Marine Insurance Co. Ltd.	—	*	39
Samsung Life Insurance Co. Ltd.	—	*	28
Shinhan Financial Group Co. Ltd.	2		62
Woori Finance Holdings Co. Ltd.	2		35

			269

Health Care – 0.1%
Celltrion, Inc. (A)	—	*	55

Industrials – 0.0%
LG Corp.	—	*	30
Samsung C&T Corp.	—	*	29

			59

Information Technology – 0.6%
LG Display Co. Ltd.	1		20
Naver Corp.	—	*	54
Samsung Electro-Mechanics Co. Ltd.	—	*	24
Samsung Electronics Co. Ltd.	10		432
Samsung SDI Co. Ltd.	—	*	34
Samsung SDS Co. Ltd.	—	*	25
SK C&C Co. Ltd.	—	*	30
SK hynix, Inc.	1		84

			703

Materials – 0.2%
LG Chem Ltd.	—	*	51
Lotte Chemical Corp.	—	*	18
POSCO	—	*	61

			130

Utilities – 0.0%
Korea Electric Power Corp.	1		26

Total South Korea – 1.4%			1,543
Spain

Consumer Discretionary – 0.1%
Industria de Diseno Textil S.A.	2		76

Energy – 0.1%
Repsol YPF S.A.	3		60

Financials – 0.3%
Banco Bilbao Vizcaya Argentaria S.A.	16		100
Banco de Sabadell S.A.	16		25
Banco Santander S.A.	39		197
Bankinter S.A.	3		26
CaixaBank S.A.	9		41

			389

Health Care – 0.0%
Grifols S.A.	1		25

COMMON STOCKS (Continued)	Shares		Value
Industrials – 0.1%
Aena S.A.	—	*	$38
Ferrovial S.A.	1		30

			68

Information Technology – 0.1%
Amadeus IT Holding S.A.	1		92

Telecommunication Services – 0.1%
Telefonica S.A.	11		89

Utilities – 0.1%
Enagas S.A.	1		36
Iberdrola S.A.	14		104
Naturgy Energy Group SA	1		29
Red Electrica Corp. S.A.	2		36

			205

Total Spain – 0.9%			1,004
Sweden

Consumer Discretionary – 0.0%
Autoliv, Inc.	—	*	18
H & M Hennes & Mauritz AB (B)	2		41

			59

Consumer Staples – 0.0%
Svenska Cellulosa Aktiebolaget SCA (publ), Class B	2		38
Swedish Match AB	1		40

			78

Financials – 0.3%
Investor AB, B Shares	1		48
Skandinaviska Enskilda Banken AB, Series A	4		42
Svenska Handelsbanken AB, Class A	4		52
Swedbank AB	2		57

			199

Industrials – 0.4%
AB Volvo, Class B	4		68
Alfa Laval AB	1		29
Assa Abloy AB, Class B	2		49
Atlas Copco AB, Class A	2		62
Sandvik AB	3		49

			257

Information Technology – 0.2%
Hexagon AB, Class B	1		34
Telefonaktiebolaget LM Ericsson, B Shares	8		69

			103

Materials – 0.0%
Boliden AB	1		27

Telecommunication Services – 0.0%
TeliaSonera AB	7		33

Total Sweden – 0.9%			756

2018	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares		Value
Switzerland

Consumer Discretionary – 0.2%
Compagnie Financiere Richemont S.A.	1		$97
Swatch Group Ltd. (The), Bearer Shares	—	*	36

			133

Consumer Staples – 0.6%
Nestle S.A., Registered Shares	7		568

Financials – 0.5%
ACE Ltd.	1		130
Credit Suisse Group AG, Registered Shares	6		89
Julius Baer Group Ltd.	1		27
Partners Group Holding AG	—	*	34
Swiss Life Holding Zurich	—	*	34
Swiss Re Ltd.	1		67
UBS Group AG	9		139
Zurich Financial Services, Registered Shares	—	*	100

			620

Health Care – 1.0%
Givaudan S.A., Registered Shares	—	*	57
Lonza Group Ltd., Registered Shares	—	*	66
Novartis AG, Registered Shares	5		422
Roche Holdings AG, Genusscheine	2		391
Sonova Holding AG	—	*	31

			967

Industrials – 0.4%
ABB Ltd.	4		100
Adecco S.A.	1		30
Ferguson plc	1		72
Geberit AG, Registered	—	*	55
Schindler Holding AG	—	*	27
SGS S.A.	—	*	39

			323

Information Technology – 0.0%
STMicroelectronics N.V.	2		33

Materials – 0.2%
Clariant Ltd., Registered Shares	1		27
Glencore International plc	28		121
LafargeHolcim Ltd.	1		54
Sika AG	—	*	1

			203

Real Estate – 0.0%
Swiss Prime Site AG, Registered	—	*	26

Telecommunication Services – 0.0%
Swisscom AG, Registered Shares	—	*	24

Total Switzerland – 2.9%			2,897
Taiwan

Consumer Staples – 0.1%
Uni-President Enterprises Corp.	16		41

COMMON STOCKS (Continued)	Shares		Value
Financials – 0.4%
Cathay Financial Holding Co. Ltd.	25		$43
Chailease Holding Co. Ltd.	8		30
China Development Financial Holding Corp.	100		37
Chinatrust Financial Holding Co. Ltd.	59		44
Fubon Financial Holding Co. Ltd.	23		39
Mega Financial Holding Co.	52		46
Yuanta Financial Holdings Co. Ltd.	82		43

			282

Information Technology – 0.6%
Advanced Semiconductor Engineering, Inc.	13		32
Asustek Computer, Inc.	3		23
Delta Electronics, Inc.	8		35
Hon Hai Precision Industry Co. Ltd.	40		104
Largan Precision Co. Ltd.	—	*	35
MediaTek, Inc.	4		31
Taiwan Semiconductor Manufacturing Co. Ltd.	56		484
United Microelectronics Corp.	52		28

			772

Materials – 0.2%
China Steel Corp.	53		44
Formosa Chemicals & Fiber Corp.	12		49
Formosa Plastics Corp.	14		54
Nan Ya Plastics Corp.	18		50
Taiwan Cement Corp.	21		29

			226

Telecommunication Services – 0.1%
Chunghwa Telecom Co. Ltd.	11		39

Total Taiwan – 1.4%			1,360
Thailand

Consumer Staples – 0.0%
CP ALL plc	17		36

Energy – 0.0%
PTT Public Co. Ltd.	24		41

Financials – 0.0%
Kasikornbank Public Co. Ltd.	7		44
Siam Commercial Bank Public Co. Ltd.	7		33

			77

Industrials – 0.0%
Airports of Thailand Public Co. Ltd.	16		33

Materials – 0.0%
PTT Global Chemical Public Co. Ltd.	11		27

Telecommunication Services – 0.0%
Advanced Info Service Public Co. Ltd.	4		27

Total Thailand – 0.0%			241

COMMON STOCKS (Continued)	Shares		Value
United Kingdom

Consumer Discretionary – 0.5%
Barratt Developments plc	4		$27
British Sky Broadcasting Group plc	3		62
Burberry Group plc	1		34
Compass Group plc	4		83
Delphi Automotive plc	1		47
Fiat S.p.A. (A)	2		42
InterContinental Hotels Group plc	1		37
ITV plc	12		25
NEXT plc	—	*	30
Pearson plc	3		29
Persimmon plc	1		26
Taylor Wimpey plc	12		26
Whitbread plc	1		35
WPP Group plc	4		52

			555

Consumer Staples – 1.1%
Associated British Foods plc	1		31
British American Tobacco plc	5		249
Diageo plc	6		204
Imperial Tobacco Group plc	2		84
Reckitt Benckiser Group plc	2		142
Tesco plc	23		72
Unilever N.V., Certicaaten Van Aandelen	3		184
Unilever plc	3		144

			1,110

Energy – 0.4%
BP plc	45		347
FMC Technologies, Inc.	1		39

			386

Financials – 1.0%
3i Group plc	3		34
Aviva plc	9		56
Barclays plc	39		87
HSBC Holdings plc	45		390
Legal & General Group plc	11		38
Lloyds Banking Group plc	161		125
London Stock Exchange Group plc, New Ordinary Shares	1		39
Prudential plc	6		127
Royal Bank of Scotland Group plc (The)	9		28
Standard Chartered plc	7		56
Standard Life Aberdeen plc	7		27
Willis Towers Watson plc	—	*	42

			1,049

Health Care – 0.5%
AstraZeneca plc	3		233
GlaxoSmithKline plc	12		238
NMC Health plc	1		26
Smith & Nephew plc	2		41

			538

Industrials – 0.5%
Allegion plc	—	*	31
Ashtead Group plc	1		45

24	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares		Value
Industrials (Continued)
BAE Systems plc	8		$64
Bunzl plc	1		31
Experian plc	2		61
IHS Markit Ltd. (A)	1		43
Intertek Group plc	—	*	31
Melrose Industries plc	12		32
RELX plc	4		89
Rolls-Royce Group plc	4		51
Smiths Group plc	2		30
Weir Group plc (The)	1		20

			528

Materials – 0.3%
Anglo American plc	3		61
Croda International plc	1		35
Johnson Matthey plc	1		34
Rio Tinto Ltd.	1		50
Rio Tinto plc	3		144

			324

Real Estate – 0.0%
Land Securities Group plc	2		27

Telecommunication Services – 0.2%
BT Group plc	22		66
Vodafone Group plc	60		128

			194

Utilities – 0.2%
Centrica plc	17		34
National Grid plc	9		90
SSE plc	3		39
United Utilities Group plc	3		29

			192

Total United Kingdom – 4.8%			4,903
United States

Consumer Discretionary – 7.2%
Advance Auto Parts, Inc.	—	*	37
Amazon.com, Inc. (A)	1		1,841
AutoZone, Inc. (A)	—	*	61
Best Buy Co., Inc.	1		52
Booking Holdings, Inc. (A)	—	*	222
BorgWarner, Inc.	1		28
CarMax, Inc. (A)	1		39
Carnival Corp.	1		58
Carnival plc	—	*	20
CBS Corp., Class B	1		47
Charter Communications, Inc., Class A (A)	—	*	123
Chipotle Mexican Grill, Inc., Class A (A)	—	*	32
Coach, Inc.	1		35
Comcast Corp., Class A	11		377
D.R. Horton, Inc.	1		40
Darden Restaurants, Inc.	—	*	33
Discovery, Inc. (A)	1		39
Dollar General Corp.	1		70
Dollar Tree, Inc. (A)	1		50
Domino’s Pizza, Inc.	—	*	30

COMMON STOCKS (Continued)	Shares		Value
Consumer Discretionary (Continued)
Expedia, Inc.	—	*	$45
Ford Motor Co.	8		71
General Motors Co.	3		93
Genuine Parts Co.	—	*	40
Home Depot, Inc. (The)	3		544
Interpublic Group of Cos., Inc. (The)	1		26
Las Vegas Sands, Inc.	1		49
Lear Corp.	—	*	27
Leggett & Platt, Inc.	1		30
Lennar Corp.	1		36
Liberty Global, Inc., Series C (A)	2		45
Limited Brands, Inc.	1		21
LKQ Corp. (A)	1		35
Lowe’s Co., Inc.	2		205
Macy’s, Inc.	1		31
Marriott International, Inc., Class A	1		87
McDonalds Corp.	2		292
MGM Resorts International	1		37
Mohawk Industries, Inc. (A)	—	*	30
Netflix, Inc. (A)	1		345
Newell Rubbermaid, Inc.	1		29
NIKE, Inc., Class B	3		253
NVR, Inc. (A)	—	*	22
Omnicom Group, Inc.	1		42
O’Reilly Automotive, Inc. (A)	—	*	78
Phillips-Van Heusen Corp.	—	*	27
Pulte Homes, Inc.	1		20
Ross Stores, Inc.	1		89
Royal Caribbean Cruises Ltd.	—	*	51
Sirius XM Holdings, Inc. (B)	5		29
Starbucks Corp.	3		162
TAL Education Group ADR (A)	1		22
Target Corp.	1		115
Tesla Motors, Inc. (A)(B)	—	*	80
Tiffany & Co.	—	*	30
TJX Cos., Inc. (The)	1		145
Tractor Supply Co.	—	*	32
Twenty-First Century Fox, Inc.	1		41
Twenty-First Century Fox, Inc., Class A	2		104
Ulta Beauty, Inc. (A)	—	*	43
V.F. Corp.	1		73
Vail Resorts, Inc.	—	*	29
Viacom, Inc., Class B	1		34
Walt Disney Co. (The)	3		389
Whirlpool Corp.	—	*	25
Wynn Resorts Ltd.	—	*	28
YUM! Brands, Inc.	1		65

			7,380

Consumer Staples – 3.9%
Altria Group, Inc.	4		265
Archer Daniels Midland Co.	1		52
Brown-Forman Corp., Class B	1		32
Bunge Ltd.	—	*	22
Campbell Soup Co. (B)	1		24
Church & Dwight Co., Inc.	1		44
Clorox Co. (The)	—	*	55
Coca-Cola Co. (The)	9		407
Colgate-Palmolive Co.	2		127
ConAgra Foods, Inc.	1		33
Constellation Brands, Inc.	—	*	81
Costco Wholesale Corp.	1		239

COMMON STOCKS (Continued)	Shares		Value
Consumer Staples (Continued)
CVS Caremark Corp.	2		$183
Estee Lauder Co., Inc. (The), Class A	1		73
General Mills, Inc.	1		63
Hershey Foods Corp.	—	*	37
Hormel Foods Corp.	1		31
Ingredion, Inc.	—	*	27
J.M. Smucker Co. (The)	—	*	31
Kellogg Co.	1		42
Kimberly-Clark Corp.	1		94
Kraft Foods Group, Inc.	1		78
Kroger Co. (The)	2		67
McCormick & Co., Inc.	—	*	47
Molson Coors Brewing Co., Class B	1		32
Mondelez International, Inc., Class A	3		139
Monster Beverage Corp. (A)	1		59
PepsiCo, Inc.	3		336
Philip Morris International, Inc.	4		297
Procter & Gamble Co. (The)	6		460
Sysco Corp.	1		79
Tyson Foods, Inc.	1		38
Walgreen Co.	2		137
Wal-Mart Stores, Inc.	3		321

			4,052

Energy – 3.4%
Anadarko Petroleum Corp.	1		89
Andeavor	—	*	54
Apache Corp.	1		53
Baker Hughes, Inc.	1		34
Cabot Oil & Gas Corp.	1		31
CF Industries Holdings, Inc.	1		39
Cheniere Energy, Inc. (A)	1		37
Chevron Corp.	4		517
Cimarex Energy Co.	—	*	30
Concho Resources, Inc. (A)	—	*	62
ConocoPhillips	3		214
Devon Energy Corp.	1		55
Diamondback Energy, Inc.	—	*	40
EOG Resources, Inc.	1		168
Equitable Resources, Inc.	1		32
Exxon Mobil Corp.	9		807
Halliburton Co.	2		86
Helmerich & Payne, Inc.	—	*	25
Hess Corp.	1		54
HollyFrontier Corp.	—	*	28
Kinder Morgan, Inc.	5		81
Marathon Oil Corp.	2		58
Marathon Petroleum Corp.	1		84
National Oilwell Varco, Inc.	1		44
Noble Energy, Inc.	1		38
Occidental Petroleum Corp.	2		138
ONEOK, Inc.	1		61
Phillips 66	1		106
Pioneer Natural Resources Co.	—	*	77
Schlumberger Ltd.	3		206
Targa Resources Corp.	1		37
Valero Energy Corp.	1		108
Williams Co., Inc. (The)	2		55

			3,548

Financials – 6.9%
Affiliated Managers Group, Inc.	—	*	26

2018	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Aflac, Inc.	1		$71
Alleghany Corp.	—	*	34
Allstate Corp. (The)	1		72
Ally Financial, Inc.	1		25
American Capital Agency Corp.	2		33
American Express Co.	1		151
American International Group, Inc.	2		107
Ameriprise Financial, Inc.	—	*	48
Annaly Capital Management, Inc.	3		34
Aon plc	1		80
Arthur J. Gallagher & Co.	—	*	32
Bank of America Corp.	22		638
Bank of New York Mellon Corp. (The)	2		107
BB&T Corp.	2		82
Berkshire Hathaway, Inc., Class B (A)	3		596
BlackRock, Inc., Class A	—	*	114
Capital One Financial Corp.	1		97
Charles Schwab Corp. (The)	3		140
Chicago Board Options Exchange, Inc.	—	*	30
Cincinnati Financial Corp.	—	*	36
Citigroup, Inc.	6		407
Citizens Financial Group, Inc.	1		47
CME Group, Inc.	1		117
Comerica, Inc.	—	*	36
Discover Financial Services	1		60
E*TRADE Financial Corp. (A)	1		32
Fidelity National Financial Inc	1		40
Fidelity National Information Services, Inc.	1		75
Fifth Third Bancorp	2		43
First Republic Bank	—	*	40
Franklin Resources, Inc.	1		29
Goldman Sachs Group, Inc. (The)	1		169
Hartford Financial Services Group, Inc. (The)	1		36
Huntington Bancshares, Inc.	3		42
Intercontinental Exchange, Inc.	1		85
Invesco Ltd.	1		30
JPMorgan Chase & Co.	8		853
KeyCorp	3		51
Lincoln National Corp.	1		40
Loews Corp.	1		35
M&T Bank Corp.	—	*	56
Markel Corp. (A)	—	*	37
Marsh & McLennan Cos., Inc.	1		86
MetLife, Inc.	2		88
Moody’s Corp.	—	*	60
Morgan Stanley	3		129
MSCI, Inc., Class A	—	*	38
NASDAQ, Inc.	—	*	23
Northern Trust Corp.	—	*	47
PNC Financial Services Group, Inc. (The)	1		137
Principal Financial Group, Inc.	1		42
Progressive Corp. (The)	1		88
Prudential Financial, Inc.	1		96
Raymond James Financial, Inc.	—	*	33
Regions Financial Corp.	3		49
S&P Global, Inc.	1		98
State Street Corp.	1		67
SunTrust Banks, Inc.	1		68
SVB Financial Group (A)	—	*	39

COMMON STOCKS (Continued)	Shares		Value
Financials (Continued)
Synchrony Financial	2		$51
T. Rowe Price Group, Inc.	1		63
TD Ameritrade Holding Corp.	1		33
Travelers Co., Inc. (The)	1		78
U.S. Bancorp	3		164
Unum Group	1		31
Wells Fargo & Co.	10		551
Zions Bancorp NA	—	*	24

			7,096

Health Care – 8.1%
Abbott Laboratories	4		281
AbbVie, Inc.	4		341
Abiomed, Inc. (A)	—	*	46
Aetna, Inc.	1		139
Agilent Technologies, Inc.	1		56
Alexion Pharmaceuticals, Inc. (A)	1		79
Align Technology, Inc. (A)	—	*	73
Allergan plc	1		149
Alnylam Pharmaceuticals, Inc. (A)	—	*	22
AmerisourceBergen Corp.	—	*	37
Amgen, Inc.	2		325
Anthem, Inc.	1		160
Baxter International, Inc.	1		82
Becton Dickinson & Co.	1		153
Biogen, Inc. (A)	—	*	165
BioMarin Pharmaceutical, Inc. (A)	1		50
Boston Scientific Corp. (A)	3		119
Bristol-Myers Squibb Co.	4		237
Cardinal Health, Inc.	1		43
Celgene Corp. (A)	2		149
Centene Corp. (A)	1		75
Cerner Corp. (A)	1		45
Cigna Corp.	1		124
Cooper Cos., Inc. (The)	—	*	40
Da Vita, Inc. (A)	1		37
Danaher Corp.	1		143
Dentsply Sirona, Inc.	1		28
Edwards Lifesciences Corp. (A)	—	*	82
Eli Lilly and Co.	2		239
Express Scripts, Inc. (A)	1		126
Gilead Sciences, Inc.	3		239
HCA Holdings, Inc.	1		101
Henry Schein, Inc. (A)	1		45
Hologic, Inc. (A)	1		34
Humana, Inc.	—	*	112
IDEXX Laboratories, Inc. (A)	—	*	59
Illumina, Inc. (A)	—	*	126
Incyte Corp. (A)	1		36
Intuitive Surgical, Inc. (A)	—	*	148
Johnson & Johnson	6		831
Laboratory Corp. of America Holdings (A)	—	*	50
McKesson Corp.	1		66
Merck & Co., Inc.	6		427
Mettler-Toledo International, Inc. (A)	—	*	40
Mylan, Inc. (A)	1		50
Nektar Therapeutics (A)	—	*	24
Perrigo Co. Ltd.	—	*	27
Pfizer, Inc.	13		564
Quest Diagnostics, Inc.	—	*	51
Quintiles Transnational Holdings, Inc. (A)	—	*	53

COMMON STOCKS (Continued)	Shares		Value
Health Care (Continued)
Regeneron Pharmaceuticals, Inc. (A)	—	*	$80
ResMed, Inc.	—	*	42
Shire plc	2		130
Stryker Corp.	1		120
Teleflex, Inc.	—	*	32
Thermo Fisher Scientific, Inc.	1		221
UnitedHealth Group, Inc.	2		581
Universal Health Services, Inc., Class B	—	*	35
Varian Medical Systems, Inc. (A)	—	*	26
Veeva Systems, Inc., Class A (A)	—	*	37
Vertex Pharmaceuticals, Inc. (A)	1		116
Waters Corp. (A)	—	*	45
Zimmer Holdings, Inc.	—	*	63
Zoetis, Inc.	1		104

			8,360

Industrials – 5.5%
3M Co.	1		297
A. O. Smith Corp.	—	*	25
AMETEK, Inc.	—	*	39
Arconic, Inc.	1		32
Boeing Co. (The)	1		474
C.H. Robinson Worldwide, Inc.	—	*	38
Caterpillar, Inc.	1		214
Cintas Corp.	—	*	47
Copart, Inc. (A)	1		33
CoStar Group, Inc. (A)	—	*	38
CSX Corp.	2		143
Cummins, Inc.	—	*	58
Deere & Co.	1		105
Dover Corp.	—	*	37
Eaton Corp.	1		81
Emerson Electric Co.	1		106
Equifax, Inc.	—	*	51
Expeditors International of Washington, Inc.	—	*	36
Fastenal Co.	1		47
FedEx Corp.	1		136
Fluor Corp.	1		32
Fortive Corp. (B)	1		58
Fortune Brands Home & Security, Inc.	1		35
General Dynamics Corp.	1		103
General Electric Co.	22		244
Harris Corp.	—	*	55
HD Supply Holdings, Inc. (A)	1		30
Honeywell International, Inc.	2		268
Huntington Ingalls Industries, Inc.	—	*	31
IDEX Corp.	—	*	36
Illinois Tool Works, Inc.	1		100
Ingersoll-Rand plc	1		58
J.B. Hunt Transport Services, Inc.	—	*	34
Johnson Controls, Inc.	2		76
L3 Technologies, Inc.	—	*	40
Lennox International, Inc.	—	*	30
Lockheed Martin Corp.	1		201
Masco Corp.	1		41
Nielsen Holdings plc	1		28
Norfolk Southern Corp.	1		116
Northrop Grumman Corp.	—	*	114
Old Dominion Freight Line, Inc.	—	*	29
Owens Corning	—	*	19

26	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares		Value
Industrials (Continued)
PACCAR, Inc.	1		$62
Parker Hannifin Corp.	—	*	66
Raytheon Co.	1		126
Republic Services, Inc., Class A	—	*	34
Rockwell Automation, Inc.	—	*	61
Rockwell Collins, Inc.	—	*	51
Roper Industries, Inc.	—	*	66
Sensata Technologies Holding N.V. (A)	1		30
Spirit AeroSystems Holdings, Inc.	—	*	32
Stanley Black & Decker, Inc.	—	*	56
Textron, Inc.	1		44
TransDigm Group, Inc. (A)	—	*	43
TransUnion	—	*	32
Union Pacific Corp.	2		296
United Parcel Service, Inc., Class B	2		180
United Rentals, Inc. (A)	—	*	42
United Technologies Corp.	2		239
Verisk Analytics, Inc., Class A (A)	—	*	40
W.W. Grainger, Inc.	—	*	48
Waste Connections, Inc.	1		59
Waste Management, Inc.	1		85
Westinghouse Air Brake Technologies Corp.	—	*	36
XPO Logistics, Inc. (A)	—	*	35
Xylem, Inc.	—	*	38

			5,616

Information Technology – 14.6%
Activision Blizzard, Inc.	2		136
Adobe Systems, Inc. (A)	1		301
Advanced Micro Devices, Inc. (A)(B)	2		72
Akamai Technologies, Inc. (A)	—	*	34
Alliance Data Systems Corp.	—	*	33
Alphabet, Inc., Class A (A)	1		806
Alphabet, Inc., Class C (A)	1		844
Amphenol Corp., Class A	1		62
Analog Devices, Inc.	1		79
ANSYS, Inc. (A)	—	*	42
Apple, Inc.	11		2,565
Applied Materials, Inc.	2		92
Arista Networks, Inc. (A)	—	*	32
Autodesk, Inc. (A)	1		83
Automatic Data Processing, Inc.	1		145
Broadcom Corp., Class A	1		229
Broadridge Financial Solutions, Inc.	—	*	33
Cadence Design Systems, Inc. (A)	1		39
CDW Corp.	—	*	33
Cisco Systems, Inc.	11		522
Citrix Systems, Inc. (A)	—	*	42
Cognizant Technology Solutions Corp., Class A	1		91
Computer Sciences Corp.	1		57
Corning, Inc.	2		76
Dell Technologies, Inc., Class V (A)	—	*	44
eBay, Inc. (A)	2		76
Electronic Arts, Inc. (A)	1		84
F5 Networks, Inc. (A)	—	*	27
Facebook, Inc., Class A (A)	5		879
Fiserv, Inc. (A)	1		76
FleetCor Technologies, Inc. (A)	—	*	52
Garter, Inc., Class A (A)	—	*	40
Global Payments, Inc.	—	*	43

COMMON STOCKS (Continued)	Shares		Value
Information Technology (Continued)
GoDaddy, Inc., Class A (A)	—	*	$35
Hewlett Packard Enterprise Co.	4		66
Hewlett-Packard Co.	4		92
IAC/InterActiveCorp (A)	—	*	43
Intel Corp.	10		494
International Business Machines Corp.	2		312
Intuit, Inc.	—	*	107
IPG Photonics Corp. (A)	—	*	16
Keysight Technologies, Inc. (A)	1		38
KLA-Tencor Corp.	—	*	42
Lam Research Corp.	—	*	56
Marvell Technology Group Ltd.	1		22
MasterCard, Inc., Class A	2		450
Maxim Integrated Products, Inc.	1		43
Microchip Technology, Inc. (B)	1		48
Micron Technology, Inc. (A)	2		106
Microsoft Corp.	16		1,837
Motorola, Inc.	—	*	54
NetApp, Inc.	1		62
NVIDIA Corp.	1		352
ON Semiconductor Corp. (A)	1		21
Oracle Corp.	7		350
Palo Alto Networks, Inc. (A)	—	*	54
Paychex, Inc.	1		42
PayPal, Inc. (A)	3		235
QUALCOMM, Inc.	3		249
Red Hat, Inc. (A)	—	*	58
RF Micro Devices, Inc. (A)	—	*	29
salesforce.com, Inc. (A)	2		249
Seagate Technology	1		33
ServiceNow, Inc. (A)	—	*	84
Skyworks Solutions, Inc.	—	*	43
Splunk, Inc. (A)	—	*	43
Square, Inc., Class A (A)	1		76
SS&C Technologies Holdings, Inc.	1		32
Symantec Corp.	2		33
Synopsys, Inc. (A)	—	*	35
Take-Two Interactive Software, Inc. (A)	—	*	40
TE Connectivity Ltd.	1		75
Texas Instruments, Inc.	2		244
Total System Services, Inc.	—	*	37
Trimble Navigation Ltd. (A)	1		36
Twitter, Inc. (A)	2		47
VeriSign, Inc. (A)	—	*	42
Visa, Inc., Class A	4		570
VMware, Inc., Class A (A)	—	*	28
Western Digital Corp.	1		38
Western Union Co. (The)	1		27
Workday, Inc., Class A (A)	—	*	57
Worldpay, Inc. (A)	1		75
Xilinx, Inc.	1		52

			15,078

Materials – 1.4%
Air Products and Chemicals, Inc.	—	*	76
Albemarle Corp.	—	*	36
Avery Dennison Corp.	—	*	31
Ball Corp. (B)	1		36
Celanese Corp., Series A	—	*	39
Chemours Co. (The)	1		20
Dow Chemical Co. (The)	5		332

COMMON STOCKS (Continued)	Shares		Value
Materials (Continued)
Eastman Chemical Co.	—	*	$29
Ecolab, Inc.	1		81
FMC Corp.	—	*	33
Freeport-McMoRan Copper & Gold, Inc., Class B	3		44
International Flavors & Fragrances, Inc.	—	*	37
International Paper Co.	1		48
LyondellBasell Industries N.V., Class A	1		77
Martin Marietta Materials, Inc.	—	*	27
Newmont Mining Corp.	1		36
Nucor Corp.	1		48
Packaging Corp. of America	—	*	29
PPG Industries, Inc.	1		68
Praxair, Inc.	1		109
Sealed Air Corp.	1		24
Sherwin-Williams Co. (The)	—	*	83
Steel Dynamics, Inc.	1		28
Vulcan Materials Co.	—	*	35
WestRock Co.	1		34
Weyerhaeuser Co.	1		48

			1,488

Real Estate – 1.3%
Alexandria Real Estate Equities, Inc.	—	*	30
American Tower Corp., Class A	1		139
AvalonBay Communities, Inc.	—	*	54
Boston Properties, Inc.	—	*	43
CB Richard Ellis Group, Inc. (A)	1		34
Crown Castle International Corp.	1		97
Digital Realty Trust, Inc.	—	*	55
Duke Realty Corp.	1		25
Equinix, Inc.	—	*	80
Equity Residential	1		51
Essex Property Trust, Inc.	—	*	38
Federal Realty Investment Trust	—	*	36
HCP, Inc.	1		34
Hilton Worldwide Holdings, Inc.	1		54
Host Hotels & Resorts, Inc.	2		33
Mid-America Apartment Communities, Inc.	—	*	33
ProLogis, Inc.	1		74
Public Storage, Inc.	—	*	58
Realty Income Corp.	1		41
Regency Centers Corp.	—	*	31
Simon Property Group, Inc.	1		117
SL Green Realty Corp.	—	*	24
UDR, Inc.	1		33
Ventas, Inc.	1		48
Vornado Realty Trust	—	*	33
Welltower, Inc.	1		59

			1,354

Telecommunication Services – 1.2%
AT&T, Inc.	16		546
CenturyLink, Inc.	3		57
MetroPCS Communications, Inc. (A)	1		56
SBA Communications Corp. (A)	—	*	44
Verizon Communications, Inc.	9		488

			1,191

2018	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS (Continued)	Shares		Value
Utilities – 1.3%
Ameren Corp.	1		$34
American Electric Power Co., Inc.	1		65
American Water Works Co., Inc.	—	*	35
CenterPoint Energy, Inc.	1		31
CMS Energy Corp.	1		28
Consolidated Edison, Inc.	1		42
Dominion Energy, Inc.	1		104
DTE Energy Co.	—	*	35
Duke Energy Corp.	1		103
Edison International	1		58
Entergy Corp.	—	*	29
Eversource Energy	1		41
Exelon Corp.	2		78
FirstEnergy Corp.	1		41
NextEra Energy, Inc.	1		151
PG&E Corp.	1		64
PPL Corp.	2		53
Public Service Enterprise Group, Inc.	1		54
Sempra Energy	1		61
Southern Co. (The)	2		91
WEC Energy Group, Inc.	1		43
Xcel Energy, Inc.	1		43

			1,284

Total United States – 54.8%			56,447

TOTAL COMMON STOCKS – 99.4%			$102,428
(Cost: $94,290)

PREFERRED STOCKS	Shares		Value
Germany

Consumer Discretionary – 0.1%
Volkswagen AG, 2.260%	—	*	$87

Consumer Staples – 0.1%
Henkel AG & Co. KGaA	1		74

Total Germany – 0.2%			161
South Korea

Information Technology – 0.1%
Samsung Electronics Co. Ltd.	2		61

Total South Korea – 0.1%			61

TOTAL PREFERRED STOCKS – 0.3%			$222
(Cost: $229)

SHORT-TERM SECURITIES	Principal	Value
Master Note – 0.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps)
2.470%, 10–5–18 (D)	$454	$454

Money Market Funds – 0.6%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares
2.140%, (E)(F)	575	575

TOTAL SHORT-TERM SECURITIES – 1.0%		$1,029
(Cost: $1,029)

TOTAL INVESTMENT SECURITIES – 100.7%		$103,679
(Cost: $95,548)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.7)%		(728)

NET ASSETS – 100.0%		$102,951

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $817 are on loan.

(C)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018 the total value of these securities amounted to $220 or 0.2% of net assets.

(D)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Rate shown is the annualized 7-day yield at September 30, 2018.

(F)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$102,428	$—	$—
Preferred Stocks	222	—	—
Short-Term Securities	575	454	—
Total	$103,225	$454	$—

28	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES MSCI ACWI INDEX FUND (in thousands)

SEPTEMBER 30, 2018

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

Market Sector Diversification
(as a % of net assets)
Information Technology	19.7%
Financials	17.1%
Health Care	12.0%
Consumer Discretionary	11.8%
Industrials	10.8%
Consumer Staples	7.9%
Energy	7.1%
Materials	4.9%
Real Estate	3.0%
Telecommunication Services	2.8%
Utilities	2.6%
Other+	0.3%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	29

PORTFOLIO HIGHLIGHTS	IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Stocks	99.8%
Utilities	24.7%
Industrials	18.3%
Financials	15.8%
Consumer Staples	11.3%
Materials	8.5%
Health Care	6.6%
Real Estate	6.4%
Consumer Discretionary	5.1%
Information Technology	3.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

Top 10 Equity Holdings

Company	Sector	Industry
Compass Minerals International, Inc.	Materials	Diversified Metals & Mining
Lindsay Corp.	Industrials	Agricultural & Farm Machinery
Atrion Corp.	Health Care	Health Care Supplies
Universal Corp.	Consumer Staples	Tobacco
Aaron Rents, Inc.	Consumer Discretionary	Homefurnishing Retail
Quaker Chemical Corp.	Materials	Specialty Chemicals
Sensient Technologies Corp.	Materials	Specialty Chemicals
Brady Corp., Class A	Industrials	Commercial Printing
South Jersey Industries, Inc.	Utilities	Gas Utilities
SJW Corp.	Utilities	Water Utilities

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

30	ANNUAL REPORT	2018

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-18	3.84%	3.95%	6.79%	6.79%	6.05%
5-year period ended 9-30-18	—	—	—	—	—
10-year period ended 9-30-18	—	—	—	—	—
Since Inception of Class through 9-30-18(4)	5.84%	5.94%	7.98%	7.98%	7.22%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2018	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS	Shares	Value
Consumer Discretionary

Homefurnishing Retail – 1.8%
Aaron Rents, Inc.	44	$2,419

Leisure Facilities – 1.6%
International Speedway Corp., Class A	51	2,228

Publishing – 1.7%
Meredith Corp. (A)	44	2,255

Total Consumer Discretionary – 5.1%		6,902
Consumer Staples

Food Distributors – 1.6%
Andersons, Inc. (The)	56	2,106

Packaged Foods & Meats – 6.4%
Calavo Growers, Inc.	21	2,028
J&J Snack Foods Corp.	15	2,289
Lancaster Colony Corp.	14	2,131
Tootsie Roll Industries, Inc. (A)	79	2,299

		8,747

Tobacco – 3.3%
Universal Corp.	37	2,430
Vector Group Ltd.	150	2,073

		4,503

Total Consumer Staples – 11.3%		15,356
Financials

Life & Health Insurance – 1.6%
American Equity Investment Life Holding Co.	63	2,217

Property & Casualty Insurance – 1.7%
RLI Corp.	29	2,257

Regional Banks – 12.5%
BancFirst Corp.	36	2,131
Bank of Marin Bancorp	26	2,149
Community Bank System, Inc.	34	2,082
First of Long Island Corp. (The)	103	2,233
Southside Bancshares, Inc.	62	2,151
Tompkins Financial Corp.	26	2,086
UMB Financial Corp.	30	2,112
United Bankshares, Inc.	57	2,077

		17,021

Total Financials – 15.8%		21,495
Health Care

Health Care Distributors – 1.5%
Owens & Minor, Inc. (A)	125	2,060

Health Care Facilities – 1.6%
National HealthCare Corp.	29	2,205

COMMON STOCKS (Continued)	Shares	Value
Health Care Services – 1.7%
Ensign Group, Inc. (The)	60	$2,289

Health Care Supplies – 1.8%
Atrion Corp.	4	2,455

Total Health Care – 6.6%		9,009
Industrials

Agricultural & Farm Machinery – 1.8%
Lindsay Corp.	25	2,464

Commercial Printing – 1.8%
Brady Corp., Class A	54	2,379

Diversified Support Services – 4.8%
Healthcare Services Group, Inc. (A)	54	2,202
Matthews International Corp.	43	2,154
McGrath RentCorp	40	2,200

		6,556

Environmental & Facilities Services – 1.6%
ABM Industries, Inc.	67	2,148

Industrial Machinery – 4.9%
Franklin Electric Co., Inc.	46	2,184
Gorman-Rupp Co. (The)	62	2,246
Hillenbrand, Inc.	44	2,283

		6,713

Office Services & Supplies – 1.7%
MSA Safety, Inc.	22	2,321

Trading Companies & Distributors – 1.7%
GATX Corp.	27	2,343

Total Industrials – 18.3%		24,924
Information Technology

Data Processing & Outsourced Services – 1.5%
Cass Information Systems, Inc.	32	2,079

Electronic Equipment & Instruments – 1.6%
Badger Meter, Inc.	41	2,151

Total Information Technology – 3.1%		4,230
Materials

Diversified Metals & Mining – 1.8%
Compass Minerals International, Inc.	37	2,465

Specialty Chemicals – 6.7%
H.B. Fuller Co.	41	2,093
Quaker Chemical Corp.	12	2,409
Sensient Technologies Corp.	31	2,389
Stepan Co.	26	2,226

		9,117

Total Materials – 8.5%		11,582

COMMON STOCKS (Continued)	Shares	Value
Real Estate

Health Care REITs – 3.2%
National Health Investors, Inc.	29	$2,195
Universal Health Realty Income Trust	30	2,219

		4,414

Retail REITs – 3.2%
Tanger Factory Outlet Centers, Inc.	97	2,218
Urstadt Biddle Properties, Inc., Class A	100	2,125

		4,343

Total Real Estate – 6.4%		8,757
Utilities

Electric Utilities – 3.3%
ALLETE, Inc.	30	2,231
Portland General Electric Co.	48	2,180

		4,411

Gas Utilities – 9.8%
Chesapeake Utilities Corp.	26	2,152
New Jersey Resources Corp.	48	2,217
Northwest Natural Gas Co.	34	2,267
South Jersey Industries, Inc.	67	2,367
Southwest Gas Corp.	28	2,211
Spire, Inc.	30	2,184

		13,398

Independent Power Producers & Energy Traders – 1.6%
Black Hills Corp.	38	2,200

Multi-Utilities – 3.2%
Avista Corp.	44	2,205
NorthWestern Corp.	37	2,184

		4,389

Water Utilities – 6.8%
California Water Service Group	54	2,310
Connecticut Water Service, Inc.	33	2,270
Middlesex Water Co.	48	2,333
SJW Corp.	39	2,364

		9,277

Total Utilities – 24.7%		33,675

TOTAL COMMON STOCKS – 99.8%		$135,930
(Cost: $127,995)

32	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND (in thousands)

SEPTEMBER 30, 2018

SHORT-TERM SECURITIES	Principal	Value
Master Note – 0.0%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.470%, 10–5–18 (B)	$15	$15

Money Market Funds – 1.5%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 2.140%, (C)(D)	2,087	2,087

TOTAL SHORT-TERM SECURITIES – 1.5%		$2,102
(Cost: $2,102)

TOTAL INVESTMENT SECURITIES – 101.3%		$138,032
(Cost: $130,097)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.3)%		(1,736)

NET ASSETS – 100.0%		$136,296

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $5,848 are on loan.

(B)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	Investment made with cash collateral received from securities on loan.

(D)	Rate shown is the annualized 7-day yield at September 30, 2018.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$135,930	$—	$—
Short-Term Securities	2,087	15	—
Total	$138,017	$15	$—

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	33

PORTFOLIO HIGHLIGHTS	IVY PROSHARES S&P 500 BOND INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Bonds	98.6%
Corporate Debt Securities	98.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Quality Weightings

Investment Grade	98.6%
AAA	3.4%
AA	7.1%
A	41.3%
BBB	46.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

34	ANNUAL REPORT	2018

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES S&P 500 BOND INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-18	-4.72%	-4.67%	-2.02%	-2.11%	-2.76%
5-year period ended 9-30-18	—	—	—	—	—
10-year period ended 9-30-18	—	—	—	—	—
Since Inception of Class through 9-30-18(4)	-2.17%	-2.12%	-0.19%	-0.18%	-0.90%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2018	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES	Principal	Value
Consumer Discretionary

Automobile Manufacturers – 2.0%
Ford Motor Co.:
4.346%, 12–8–26	$550	$518
4.750%, 1–15–43	200	167
5.291%, 12–8–46 (A)	150	133
General Motors Co.:
4.875%, 10–2–23	531	544
5.200%, 4–1–45 (A)	200	182

		1,544

Broadcasting – 1.3%
Discovery Communications LLC,
3.950%, 3–20–28	200	190
Discovery Communications, Inc.,
5.200%, 9–20–47	200	196
NBCUniversal Media LLC,
4.375%, 4–1–21	560	574

		960

Cable & Satellite – 2.0%
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
5.150%, 3–1–20	50	52
3.000%, 2–1–24	450	434
3.150%, 3–1–26	300	283
Comcast Corp. (GTD by Comcast Cable Communicationsand NBCUniversal):
3.550%, 5–1–28	100	95
4.250%, 1–15–33	300	294
4.000%, 3–1–48	100	90
Time Warner, Inc. (GTD by Historic TW, Inc.):
3.800%, 2–15–27	200	191
4.850%, 7–15–45	105	98

		1,537

General Merchandise Stores – 0.2%
Dollar Tree, Inc.,
3.700%, 5–15–23	150	148

Home Improvement Retail – 1.0%
Home Depot, Inc. (The):
5.875%, 12–16–36	300	366
3.900%, 6–15–47	245	235
Lowe’s Co., Inc.,
3.700%, 4–15–46	183	166

		767

Housewares & Specialties – 0.5%
Newell Rubbermaid, Inc.:
3.850%, 4–1–23	300	293
5.500%, 4–1–46	50	48

		341

Internet & Direct Marketing Retail – 0.8%
Amazon.com, Inc.:
2.800%, 8–22–24	400	386
3.875%, 8–22–37	250	245

		631

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Restaurants – 1.2%
McDonalds Corp.:
2.625%, 1–15–22	$300	$292
4.450%, 9–1–48	200	197
Starbucks Corp.:
3.800%, 8–15–25	200	199
4.000%, 11–15–28	200	199

		887

Total Consumer Discretionary – 9.0%		6,815
Consumer Staples

Brewers – 0.1%
Molson Coors Brewing Co.,
4.200%, 7–15–46	107	95

Drug Retail – 3.5%
CVS Caremark Corp.,
3.875%, 7–20–25	150	148
CVS Health Corp.:
2.800%, 7–20–20	200	198
3.350%, 3–9–21	500	499
2.125%, 6–1–21	386	372
3.500%, 7–20–22	150	149
4.100%, 3–25–25	660	658
4.300%, 3–25–28	430	426
5.050%, 3–25–48	200	204

		2,654

Food Retail – 0.1%
Kroger Co. (The),
4.450%, 2–1–47 (A)	100	92

Hypermarkets & Super Centers – 1.4%
Wal-Mart Stores, Inc.:
1.900%, 12–15–20	100	98
2.550%, 4–11–23	377	365
3.625%, 12–15–47	100	94
Walmart, Inc.:
3.400%, 6–26–23	250	251
3.950%, 6–28–38	250	249

		1,057

Packaged Foods & Meats – 1.7%
Campbell Soup Co.,
3.950%, 3–15–25	240	232
General Mills, Inc.,
3.700%, 10–17–23	290	288
Kraft Heinz Foods Co.:
3.500%, 6–6–22	150	149
3.950%, 7–15–25	150	148
3.000%, 6–1–26	120	110
4.375%, 6–1–46	320	282
Tyson Foods, Inc. (GTD by Tyson Fresh Meats, Inc.),
3.550%, 6–2–27	100	94

		1,303

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Soft Drinks – 0.6%
PepsiCo, Inc.:
3.000%, 10–15–27 (A)	$200	$191
4.450%, 4–14–46	250	263

		454

Tobacco – 1.0%
Altria Group, Inc. (GTD by Philip Morris USA, Inc.):
2.850%, 8–9–22	200	196
3.875%, 9–16–46	300	263
Philip Morris International, Inc.,
6.375%, 5–16–38	250	300

		759

Total Consumer Staples – 8.4%		6,414
Energy

Integrated Oil & Gas – 1.1%
Chevron Corp.:
1.961%, 3–3–20	100	99
2.355%, 12–5–22	200	193
2.954%, 5–16–26	340	324
Phillips 66 (GTD by Phillips 66 Co.),
4.875%, 11–15–44	250	259

		875

Oil & Gas Equipment & Services – 1.0%
Baker Hughes, a GE Co. LLC and Baker Hughes Co-Obligor, Inc.,
4.080%, 12–15–47	450	408
Halliburton Co.,
5.000%, 11–15–45	250	266
Schlumberger Investment S.A. (GTD by Schlumberger Ltd.),
3.650%, 12–1–23	100	101

		775

Oil & Gas Exploration & Production – 1.8%
Apache Corp.,
4.375%, 10–15–28	200	196
Cimarex Energy Co.,
3.900%, 5–15–27	150	143
EQT Corp.,
3.900%, 10–1–27	100	94
Exxon Mobil Corp.:
3.043%, 3–1–26	280	271
4.114%, 3–1–46	375	380
Noble Energy, Inc.,
5.050%, 11–15–44	100	97
Occidental Petroleum Corp.,
4.200%, 3–15–48	195	192

		1,373

Oil & Gas Storage & Transportation – 1.6%
Kinder Morgan, Inc.:
4.300%, 6–1–25	253	255
5.550%, 6–1–45	200	211
MPLX L.P.:
4.000%, 3–15–28	180	173
4.500%, 4–15–38	285	268
4.700%, 4–15–48	140	131

36	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation (Continued)
Williams Partners L.P.,
4.300%, 3–4–24	$160	$162

		1,200

Total Energy – 5.5%		4,223
Financials

Asset Management & Custody Banks – 0.1%
State Street Corp.,
2.550%, 8–18–20	100	99

Consumer Finance – 4.7%
American Express Co.,
3.400%, 2–27–23	250	246
American Express Credit Corp.:
2.200%, 3–3–20	190	188
2.375%, 5–26–20	460	454
3.300%, 5–3–27	204	196
Capital One Financial Corp.:
3.200%, 1–30–23	300	290
3.750%, 7–28–26	643	600
Discover Bank,
3.100%, 6–4–20	250	249
Ford Motor Credit Co. LLC,
3.815%, 11–2–27	500	447
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
3.200%, 7–13–20	331	330
3.150%, 6–30–22	300	292
4.350%, 1–17–27	160	153
Synchrony Financial,
3.950%, 12–1–27	150	136

		3,581

Diversified Banks – 8.6%
Bank of America Corp.:
2.151%, 11–9–20	161	157
4.200%, 8–26–24	252	253
3.950%, 4–21–25	105	103
4.450%, 3–3–26	150	150
4.250%, 10–22–26	251	248
3.248%, 10–21–27	705	656
4.183%, 11–25–27	805	785
Bank of New York Mellon Corp. (The),
2.200%, 8–16–23	400	375
BB&T Corp.,
3.700%, 6–5–25	250	249
U.S. Bancorp:
3.150%, 4–27–27	390	372
3.900%, 4–26–28	200	202
Wells Fargo & Co.:
2.600%, 7–22–20	116	115
2.550%, 12–7–20	205	202
2.500%, 3–4–21	260	255
3.500%, 3–8–22	246	246
3.069%, 1–24–23	152	148
3.000%, 2–19–25	110	104
4.100%, 6–3–26	150	148
3.000%, 10–23–26	310	287
4.300%, 7–22–27	220	219

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
5.606%, 1–15–44	$178	$196
3.900%, 5–1–45	208	193
4.400%, 6–14–46	255	240
4.750%, 12–7–46	375	373
Wells Fargo Bank N.A.,
3.550%, 8–14–23	250	249

		6,525

Investment Banking & Brokerage – 8.6%
Goldman Sachs Group, Inc. (The):
2.300%, 12–13–19	334	331
5.375%, 3–15–20	150	155
2.600%, 4–23–20	150	149
2.750%, 9–15–20	250	247
2.625%, 4–25–21	150	147
2.350%, 11–15–21	200	193
5.750%, 1–24–22	150	160
3.000%, 4–26–22	500	490
3.200%, 2–23–23	340	332
4.250%, 10–21–25	150	149
3.500%, 11–16–26	150	142
3.850%, 1–26–27	255	247
6.750%, 10–1–37	300	360
5.150%, 5–22–45	200	204
4.750%, 10–21–45	211	214
Morgan Stanley:
2.650%, 1–27–20	550	546
2.800%, 6–16–20	550	546
2.500%, 4–21–21	150	147
2.625%, 11–17–21	170	165
2.750%, 5–19–22	245	238
4.100%, 5–22–23	264	266
4.000%, 7–23–25	200	199
3.875%, 1–27–26	203	199
4.350%, 9–8–26	282	280
3.950%, 4–23–27	190	182
4.375%, 1–22–47	250	243

		6,531

Life & Health Insurance – 0.3%
Brighthouse Financial, Inc.,
4.700%, 6–22–47	260	215

Multi-Line Insurance – 0.6%
American International Group, Inc.:
4.200%, 4–1–28	100	99
4.750%, 4–1–48	330	322

		421

Other Diversified Financial Services – 7.6%
Citigroup, Inc.:
2.450%, 1–10–20	300	298
2.400%, 2–18–20	775	767
2.650%, 10–26–20	105	104
2.700%, 3–30–21	100	98
2.900%, 12–8–21	610	597
3.400%, 5–1–26	350	332
3.200%, 10–21–26	250	233
JPMorgan Chase & Co.:
2.250%, 1–23–20	613	607
4.250%, 10–15–20	185	189

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services (Continued)
2.550%, 3–1–21	$200	$196
2.295%, 8–15–21	200	194
4.350%, 8–15–21	150	154
3.250%, 9–23–22	300	297
2.972%, 1–15–23	510	497
2.700%, 5–18–23	230	221
3.875%, 9–10–24	150	148
2.950%, 10–1–26	405	376
4.125%, 12–15–26	140	139
3.625%, 12–1–27	155	146
4.950%, 6–1–45	215	225

		5,818

Property & Casualty Insurance – 0.8%
Berkshire Hathaway, Inc.,
2.750%, 3–15–23	322	314
Chubb INA Holdings, Inc.,
3.350%, 5–3–26	290	282

		596

Regional Banks – 1.1%
Fifth Third Bancorp,
2.875%, 7–27–20	200	199
KeyCorp,
4.100%, 4–30–28	150	149
PNC Bank N.A.:
2.000%, 5–19–20	250	245
3.500%, 6–8–23	250	249

		842

Total Financials – 32.4%		24,628
Health Care

Biotechnology – 2.4%
Amgen, Inc.:
2.650%, 5–11–22	100	97
3.625%, 5–22–24	150	150
4.400%, 5–1–45	190	183
4.663%, 6–15–51	150	148
Biogen, Inc.:
2.900%, 9–15–20	110	109
5.200%, 9–15–45	150	159
Gilead Sciences, Inc.:
2.550%, 9–1–20	708	701
4.150%, 3–1–47	301	285

		1,832

Health Care Supplies – 2.1%
Abbott Laboratories:
2.900%, 11–30–21	230	227
3.750%, 11–30–26	156	155
4.900%, 11–30–46	340	369
Express Scripts Holding Co.,
3.400%, 3–1–27	140	130
Medtronic, Inc. (GTD by Medtronic Global Holdings SCA and Medtronic plc):
2.500%, 3–15–20	350	348
4.375%, 3–15–35	100	103
4.625%, 3–15–45	225	238

		1,570

2018	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Life Sciences Tools & Services – 0.2%
Thermo Fisher Scientific, Inc.:
3.200%, 8–15–27	$100	$93
4.100%, 8–15–47	100	94

		187

Managed Health Care – 1.2%
Aetna, Inc.,
2.800%, 6–15–23	253	243
Anthem, Inc.,
3.650%, 12–1–27	240	228
UnitedHealth Group, Inc.:
3.500%, 6–15–23	235	235
3.750%, 7–15–25	200	201

		907

Pharmaceuticals – 6.1%
AbbVie, Inc.:
2.300%, 5–14–21	659	641
2.900%, 11–6–22	295	287
3.600%, 5–14–25	150	145
4.500%, 5–14–35	150	144
4.450%, 5–14–46	282	261
Actavis Funding SCS (GTD by Warner Chilcott Ltd., Actavis Capital S.a.r.l. and Actavis, Inc.):
3.000%, 3–12–20	200	200
3.450%, 3–15–22	175	174
3.800%, 3–15–25	100	98
4.850%, 6–15–44	190	187
Allergan Funding SCS (GTD by Warner Chilcott Ltd., Allergan Capital S.a.r.l. and Allergan Finance LLC),
4.550%, 3–15–35	175	170
Celgene Corp.,
2.875%, 8–15–20	305	303
Johnson & Johnson:
3.400%, 1–15–38	135	125
3.500%, 1–15–48	250	229
Merck & Co., Inc.:
2.800%, 5–18–23	270	264
2.750%, 2–10–25	145	140
Mylan N.V.:
3.950%, 6–15–26	150	142
5.250%, 6–15–46	150	140
Pfizer, Inc.:
3.000%, 9–15–21	300	300
4.125%, 12–15–46	100	99
Walgreens Boots Alliance, Inc.,
3.450%, 6–1–26	450	427
Wyeth LLC,
5.950%, 4–1–37	150	181

		4,657

Total Health Care – 12.0%		9,153
Industrials

Aerospace & Defense – 2.6%
General Dynamics Corp.,
3.500%, 5–15–25	300	299
Lockheed Martin Corp.:
2.500%, 11–23–20	100	99
3.550%, 1–15–26	230	227

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aerospace & Defense (Continued)
Northrop Grumman Corp.:
2.080%, 10–15–20	$190	$186
4.030%, 10–15–47	180	168
United Technologies Corp.:
3.950%, 8–16–25	460	457
4.500%, 6–1–42	301	298
4.625%, 11–16–48	235	235

		1,969

Air Freight & Logistics – 0.2%
United Parcel Service, Inc.,
2.500%, 4–1–23	200	193

Industrial Conglomerates – 2.2%
GE Capital International Funding Co.,
4.418%, 11–15–35	200	187
General Electric Capital Corp.:
2.342%, 11–15–20	200	195
5.875%, 1–14–38	400	446
General Electric Co.:
2.700%, 10–9–22	405	391
4.500%, 3–11–44	312	294
Honeywell International, Inc.,
1.850%, 11–1–21	150	144

		1,657

Railroads – 1.0%
Burlington Northern Santa Fe LLC,
4.050%, 6–15–48	250	243
Union Pacific Corp.:
4.375%, 9–10–38	250	254
4.500%, 9–10–48	250	254

		751

Total Industrials – 6.0%		4,570
Information Technology

Application Software – 0.4%
NVIDIA Corp.,
2.200%, 9–16–21	150	146
salesforce.com, Inc.,
3.250%, 4–11–23	150	149

		295

Communications Equipment – 0.7%
Cisco Systems, Inc.:
4.450%, 1–15–20	394	402
5.900%, 2–15–39	100	124

		526

Data Processing & Outsourced Services – 0.8%
Visa, Inc.:
2.200%, 12–14–20	300	295
4.300%, 12–14–45	313	324

		619

IT Consulting & Other Services – 1.1%
IBM Credit LLC,
2.650%, 2–5–21	300	297

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
IT Consulting & Other Services (Continued)
International Business Machines Corp.:
2.500%, 1–27–22	$300	$292
3.625%, 2–12–24	235	236

		825

Semiconductor Equipment – 0.1%
Applied Materials, Inc.,
4.350%, 4–1–47	100	99

Semiconductors – 2.9%
Broadcom Corp. and Broadcom Cayman Finance Ltd. (GTD by Broadcom Ltd.):
3.000%, 1–15–22	500	487
3.875%, 1–15–27	200	189
Intel Corp.:
2.450%, 7–29–20	380	377
2.875%, 5–11–24	200	194
QUALCOMM, Inc.:
2.600%, 1–30–23	330	317
3.250%, 5–20–27	210	198
4.800%, 5–20–45	200	202
Texas Instruments, Inc.,
4.150%, 5–15–48	250	250

		2,214

Systems Software – 5.9%
Microsoft Corp.:
1.850%, 2–6–20	262	259
2.875%, 2–6–24	350	342
3.125%, 11–3–25	185	181
2.400%, 8–8–26	280	258
3.300%, 2–6–27	250	245
4.100%, 2–6–37	250	258
3.700%, 8–8–46	600	575
4.000%, 2–12–55	150	148
Oracle Corp.:
2.500%, 5–15–22	300	292
2.500%, 10–15–22	350	339
2.400%, 9–15–23	642	613
2.950%, 11–15–24	150	145
2.650%, 7–15–26	530	491
3.800%, 11–15–37	250	238
4.000%, 11–15–47	100	95

		4,479

Technology Hardware, Storage & Peripherals – 4.1%
Apple, Inc.:
2.850%, 5–6–21	222	221
3.000%, 2–9–24	360	353
2.850%, 5–11–24	300	291
3.250%, 2–23–26	150	147
3.350%, 2–9–27	348	340
3.200%, 5–11–27	200	193
3.850%, 5–4–43	150	144
3.450%, 2–9–45	350	314
4.650%, 2–23–46	370	399
3.750%, 11–13–47	300	281

38	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 BOND INDEX FUND (in thousands)

SEPTEMBER 30, 2018

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Technology Hardware, Storage & Peripherals (Continued)
Hewlett Packard Enterprise Co.:
3.600%, 10–15–20 (B)	$150	$151
6.350%, 10–15–45 (B)	250	256

		3,090

Total Information Technology – 16.0%		12,147
Materials

Paper Packaging – 0.2%
International Paper Co.,
3.000%, 2–15–27	200	184

Specialty Chemicals – 0.4%
LYB International Finance II B.V.,
3.500%, 3–2–27	100	93
Sherwin-Williams Co. (The),
4.500%, 6–1–47	182	175

		268

Total Materials – 0.6%		452
Telecommunication Services

Integrated Telecommunication Services – 7.4%
AT&T, Inc.:
3.200%, 3–1–22	300	295
4.450%, 4–1–24	510	519
4.250%, 3–1–27	255	252
4.500%, 5–15–35	290	271
4.300%, 12–15–42	150	130
4.350%, 6–15–45	300	258
5.450%, 3–1–47	250	250
4.500%, 3–9–48	382	333
4.550%, 3–9–49	300	262

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Integrated Telecommunication Services (Continued)
Verizon Communications, Inc.:
5.150%, 9–15–23	$272	$291
3.500%, 11–1–24	450	444
3.376%, 2–15–25	150	146
2.625%, 8–15–26	150	136
4.125%, 3–16–27	510	510
5.250%, 3–16–37	626	667
4.862%, 8–21–46	447	447
5.500%, 3–16–47	395	430

		5,641

Total Telecommunication Services – 7.4%		5,641
Utilities

Electric Utilities – 0.6%
Duke Energy Corp.,
3.750%, 9–1–46	150	131
Southern Co. (The),
2.350%, 7–1–21	300	291

		422

Multi-Utilities – 0.7%
Pacific Gas and Electric Co.,
6.050%, 3–1–34	360	405
Sempra Energy,
3.400%, 2–1–28	150	141

		546

Total Utilities – 1.3%		968

TOTAL CORPORATE DEBT SECURITIES – 98.6%		$75,011
(Cost: $77,345)

SHORT-TERM SECURITIES	Principal	Value
Master Note – 0.7%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps),
2.470%, 10–5–18 (C)	$544	$544

Money Market Funds – 0.2%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares,
2.140%, (D)(E)	135	135

TOTAL SHORT-TERM SECURITIES – 0.9%		$679
(Cost: $679)

TOTAL INVESTMENT SECURITIES – 99.5%		$75,690
(Cost: $78,024)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		372

NET ASSETS – 100.0%		$76,062

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $297 are on loan.

(B)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2018.

(C)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Investment made with cash collateral received from securities on loan.

(E)	Rate shown is the annualized 7-day yield at September 30, 2018.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$75,011	$—
Short-Term Securities	135	544	—
Total	$135	$75,555	$—

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	39

PORTFOLIO HIGHLIGHTS	IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND

ALL DATA IS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Asset Allocation

Stocks	99.8%
Consumer Staples	24.8%
Industrials	20.5%
Health Care	11.8%
Consumer Discretionary	11.5%
Materials	11.2%
Financials	8.9%
Energy	3.6%
Information Technology	2.0%
Telecommunication Services	1.9%
Utilities	1.8%
Real Estate	1.8%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

Top 10 Equity Holdings

Company	Sector	Industry
Clorox Co. (The)	Consumer Staples	Household Products
Lowe’s Co., Inc.	Consumer Discretionary	Home Improvement Retail
Abbott Laboratories	Health Care	Health Care Supplies
McCormick & Co., Inc.	Consumer Staples	Food Distributors
Dover Corp.	Industrials	Machinery-Material Handl
Ecolab, Inc.	Materials	Specialty Chemicals
Walgreen Co.	Consumer Staples	Drug Retail
Emerson Electric Co.	Industrials	Electrical Components & Equipment
Target Corp.	Consumer Discretionary	General Merchandise Stores
Medtronic plc	Health Care	Health Care Equipment

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

40	ANNUAL REPORT	2018

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class E	Class I	Class N	Class R
1-year period ended 9-30-18	11.45%	11.45%	14.56%	14.56%	13.61%
5-year period ended 9-30-18	—	—	—	—	—
10-year period ended 9-30-18	—	—	—	—	—
Since Inception of Class through 9-30-18(4)	12.46%	12.46%	14.74%	14.74%	13.86%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E Shares carry a maximum front-end sales load of 2.50%. Class I, Class N and Class R shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)

4-20-17 for Class A shares, 4-20-17 for Class E shares, 4-20-17 for Class I shares, 4-20-17 for Class N shares and 4-20-17 for Class R shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2018	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND (in thousands)

SEPTEMBER 30, 2018

COMMON STOCKS	Shares	Value
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 1.9%
V.F. Corp.	75	$7,007

Distributors – 1.8%
Genuine Parts Co.	70	6,966

General Merchandise Stores – 2.0%
Target Corp.	86	7,624

Home Furnishings – 1.8%
Leggett & Platt, Inc.	154	6,738

Home Improvement Retail – 2.1%
Lowe’s Co., Inc.	69	7,876

Restaurants – 1.9%
McDonalds Corp.	43	7,265

Total Consumer Discretionary – 11.5%		43,476
Consumer Staples

Agricultural Products – 1.9%
Archer Daniels Midland Co.	145	7,290

Distillers & Vintners – 1.7%
Brown-Forman Corp., Class B	129	6,545

Drug Retail – 2.0%
Walgreen Co.	105	7,633

Food Distributors – 3.9%
McCormick & Co., Inc.	59	7,713
Sysco Corp.	98	7,154

		14,867

Household Products – 5.9%
Clorox Co. (The)	53	7,959
Colgate-Palmolive Co.	105	7,036
Procter & Gamble Co. (The)	87	7,227

		22,222

Hypermarkets & Super Centers – 1.9%
Wal-Mart Stores, Inc.	78	7,323

Packaged Foods & Meats – 1.9%
Hormel Foods Corp. (A)	184	7,243

Personal Products – 2.0%
Kimberly-Clark Corp.	65	7,343

Soft Drinks – 3.6%
Coca-Cola Co. (The)	152	7,000
PepsiCo, Inc.	60	6,684

		13,684

Total Consumer Staples – 24.8%		94,150

COMMON STOCKS (Continued)	Shares	Value
Energy

Integrated Oil & Gas – 1.8%
Chevron Corp.	55	$6,772

Oil & Gas Exploration & Production – 1.8%
Exxon Mobil Corp.	83	7,026

Total Energy – 3.6%		13,798
Financials

Asset Management & Custody Banks – 3.3%
Franklin Resources, Inc.	210	6,398
T. Rowe Price Group, Inc.	57	6,174

		12,572

Financial Exchanges & Data – 1.7%
S&P Global, Inc.	32	6,289

Life & Health Insurance – 1.9%
Aflac, Inc.	157	7,392

Property & Casualty Insurance – 2.0%
Cincinnati Financial Corp.	97	7,448

Total Financials – 8.9%		33,701
Health Care

Health Care Equipment – 3.9%
Becton Dickinson & Co.	28	7,205
Medtronic plc	77	7,589

		14,794

Health Care Services – 2.0%
Cardinal Health, Inc.	139	7,530

Health Care Supplies – 2.1%
Abbott Laboratories	107	7,814

Pharmaceuticals – 3.8%
AbbVie, Inc.	75	7,087
Johnson & Johnson	53	7,326

		14,413

Total Health Care – 11.8%		44,551
Industrials

Aerospace & Defense – 1.9%
General Dynamics Corp.	35	7,137

Building Products – 1.6%
A. O. Smith Corp.	115	6,141

Diversified Support Services – 1.8%
Cintas Corp.	33	6,555

Electrical Components & Equipment – 3.9%
Emerson Electric Co.	100	7,627
Roper Industries, Inc.	24	7,187

		14,814

COMMON STOCKS (Continued)	Shares	Value
Industrial Conglomerates – 1.9%
3M Co.	34	$7,202

Industrial Machinery – 5.5%
Illinois Tool Works, Inc.	50	7,004
Pentair, Inc.	155	6,730
Stanley Black & Decker, Inc.	49	7,168

		20,902

Machinery-Material Handl – 2.0%
Dover Corp.	87	7,667

Trading Companies & Distributors – 1.9%
W.W. Grainger, Inc.	20	7,272

Total Industrials – 20.5%		77,690
Information Technology

Data Processing & Outsourced Services – 2.0%
Automatic Data Processing, Inc.	50	7,537

Total Information Technology – 2.0%		7,537
Materials

Industrial Gases – 3.7%
Air Products and Chemicals, Inc.	44	7,379
Praxair, Inc.	42	6,750

		14,129

Specialty Chemicals – 5.8%
Ecolab, Inc.	49	7,648
PPG Industries, Inc.	65	7,059
Sherwin-Williams Co. (The)	16	7,265

		21,972

Steel – 1.7%
Nucor Corp.	101	6,417

Total Materials – 11.2%		42,518
Real Estate

Retail REITs – 1.8%
Federal Realty Investment Trust	55	7,000

Total Real Estate – 1.8%		7,000
Telecommunication Services

Integrated Telecommunication Services – 1.9%
AT&T, Inc.	217	7,271

Total Telecommunication Services – 1.9%		7,271
Utilities

Multi-Utilities – 1.8%
Consolidated Edison, Inc.	88	6,734

Total Utilities – 1.8%		6,734

TOTAL COMMON STOCKS – 99.8%		$378,426
(Cost: $343,526)

42	ANNUAL REPORT	2018

SCHEDULE OF INVESTMENTS	IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND (in thousands)

SEPTEMBER 30, 2018

SHORT-TERM SECURITIES	Principal	Value
Master Note – 0.0%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 2.470%, 10–5–18 (B)	$69	$69

Money Market Funds – 0.1%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 2.140%, (C)(D)	479	479

TOTAL SHORT-TERM SECURITIES – 0.1%		$548
(Cost: $548)

TOTAL INVESTMENT SECURITIES – 99.9%		$378,974
(Cost: $344,074)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		309

NET ASSETS – 100.0%		$379,283

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $469 are on loan.

(B)

Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2018. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(C)	Investment made with cash collateral received from securities on loan.

(D)	Rate shown is the annualized 7-day yield at September 30, 2018.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2018. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$378,426	$—	$—
Short-Term Securities	479	69	—
Total	$378,905	$69	$—

During the year ended September 30, 2018, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trusts

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	43

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2018

(In thousands, except per share amounts)	Ivy ProShares Interest Rate Hedged High Yield Index Fund		Ivy ProShares MSCI ACWI Index Fund		Ivy ProShares Russell 2000 Dividend Growers Index Fund		Ivy ProShares S&P 500 Bond Index Fund		Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
ASSETS
Investments in unaffiliated securities at value+^	$44,402		$103,679		$138,032		$75,690		$378,974
Investments at Value	44,402		103,679		138,032		75,690		378,974
Cash	1		1		1		1		1
Cash denominated in foreign currencies at value+	—		109		—		—		—
Restricted cash	291		—		—		—		—
Investment securities sold receivable	—		1,097		—		2,341		120
Dividends and interest receivable	836		171		226		733		706
Capital shares sold receivable	187		113		185		128		413
Receivable from affiliates	66		278		82		84		174
Receivable from securities lending income – net	—		1		4		—	*	—	*
Prepaid and other assets	32		35		35		34		47
Total Assets	45,815		105,484		138,565		79,011		380,435

LIABILITIES
Cash collateral on securities loaned at value	—		575		2,087		135		479
Investment securities purchased payable	—		1,859		—		2,696		—
Capital shares redeemed payable	42		46		134		79		575
Independent Trustees and Chief Compliance Officer fees payable	—	*	1		1		1		2
Distribution and service fees payable	—	*	—	*	—	*	—	*	—	*
Shareholder servicing payable	6		9		15		10		40
Investment management fee payable	2		4		4		1		11
Accounting services fee payable	2		4		6		4		11
Variation margin payable	16		—		—		—		—
Other liabilities	8		35		22		23		34
Total Liabilities	76		2,533		2,269		2,949		1,152
Total Net Assets	$45,739		$102,951		$136,296		$76,062		$379,283

NET ASSETS
Capital paid in (shares authorized – unlimited)	$45,410		$94,473		$127,855		$79,437		$343,129
Undistributed net investment income	200		453		239		285		1,009
Accumulated net realized gain (loss)	272		(104)		267		(1,326)		245
Net unrealized appreciation (depreciation)	(143)		8,129		7,935		(2,334)		34,900
Total Net Assets	$45,739		$102,951		$136,296		$76,062		$379,283

CAPITAL SHARES OUTSTANDING:
Class A	307		1,216		132		302		171
Class E	104		113		86		121		121
Class I	3,940		4,293		8,823		7,281		23,531
Class N	100		2,893		3,300		100		7,808
Class R	100		199		80		99		80

NET ASSET VALUE PER SHARE:
Class A	$10.05		$11.81		$10.97		$9.62		$11.96
Class E	$10.05		$11.81		$10.97		$9.62		$11.96
Class I	$10.05		$11.81		$10.97		$9.62		$11.96
Class N	$10.05		$11.82		$10.97		$9.62		$11.96
Class R	$10.05		$11.81		$10.96		$9.62		$11.95

+COST
Investments in unaffiliated securities at cost	$44,827		$95,548		$130,097		$78,024		$344,074
Cash denominated in foreign currencies at cost	—		109		—		—		—
^Securities loaned at value	—		817		5,848		297		469

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

44	ANNUAL REPORT	2018

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2018

(In thousands)	Ivy ProShares Interest Rate Hedged High Yield Index Fund	Ivy ProShares MSCI ACWI Index Fund	Ivy ProShares Russell 2000 Dividend Growers Index Fund		Ivy ProShares S&P 500 Bond Index Fund	Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$2,148	$2,366		$—	$7,956
Foreign dividend withholding tax	—	(129)	—		—	—
Interest and amortization from unaffiliated securities	1,748	6	7		2,595	27
Securities lending income – net	—	4	17		1	4
Total Investment Income	1,748	2,029	2,390		2,596	7,987

EXPENSES
Investment management fee	147	383	383		152	1,056
Distribution and service fees:
Class A	7	32	4		7	4
Class E	3	3	2		3	3
Class R	5	11	4		5	5
Shareholder servicing:
Class A	2	9	—	*	— *	1
Class E	— *	— *	—	*	— *	1
Class I	39	68	123		97	343
Class N	— *	3	2		2	9
Class R	2	6	2		2	2
Registration fees	55	61	63		61	90
Custodian fees	5	33	37		8	36
Independent Trustees and Chief Compliance Officer fees	1	3	3		3	12
Accounting services fee	23	47	55		47	106
Professional fees	33	41	22		25	24
Third-party valuation service fees	—	127	—		—	—
MSCI Index fees	—	26	—		—	—
Other	30	64	66		38	136
Total Expenses	352	917	766		450	1,828
Less:
Expenses in excess of limit	(144)	(315)	(132)		(128)	(309)
Total Net Expenses	208	602	634		322	1,519
Net Investment Income	1,540	1,427	1,756		2,274	6,468

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(190)	(56)	317		(1,323)	310
Futures contracts	658	—	—		—	—
Foreign currency exchange transactions	—	(29)	—		—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(401)	5,647	6,720		(2,450)	32,384
Futures contracts	148	—	—		—	—
Foreign currency exchange transactions	—	(2)	—		—	—
Net Realized and Unrealized Gain (Loss)	215	5,560	7,037		(3,773)	32,694
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,755	$6,987	$8,793		$(1,499)	$39,162
*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	45

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy ProShares Interest Rate Hedged High Yield Index Fund		Ivy ProShares MSCI ACWI Index Fund		Ivy ProShares Russell 2000 Dividend Growers Index Fund
(In thousands)	Year ended 9-30-18	Period from 4-20-17 (commencement of operations) to 9-30-17	Year ended 9-30-18	Period from 4-20-17 (commencement of operations) to 9-30-17	Year ended 9-30-18	Period from 4-20-17 (commencement of operations) to 9-30-17
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,540	$328	$1,427	$268	$1,756	$167
Net realized gain (loss) on investments	468	(87)	(85)	(65)	317	(33)
Net change in unrealized appreciation (depreciation)	(253)	110	5,645	2,484	6,720	1,215
Net Increase in Net Assets Resulting from Operations	1,755	351	6,987	2,687	8,793	1,349

Distributions to Shareholders From:
Net investment income:
Class A	(144)	(43)	(130)	(26)	(18)	(2)
Class E	(48)	(15)	(15)	(3)	(13)	(1)
Class I	(1,142)	(161)	(541)	(89)	(1,166)	(68)
Class N	(50)	(15)	(373)	(4)	(412)	(2)
Class R	(43)	(13)	(12)	(2)	(7)	—
Net realized gains:
Class A	(15)	—	(2)	—	— *	—
Class E	(5)	—	— *	—	— *	—
Class I	(79)	—	(5)	—	(12)	—
Class N	(5)	—	(4)	—	(5)	—
Class R	(5)	—	— *	—	— *	—
Total Distributions to Shareholders	(1,536)	(247)	(1,082)	(124)	(1,633)	(73)
Capital Share Transactions	24,892	20,524	42,068	52,415	90,540	37,320
Net Increase in Net Assets	25,111	20,628	47,973	54,978	97,700	38,596
Net Assets, Beginning of Period	20,628	—	54,978	—	38,596	—
Net Assets, End of Period	$45,739	$20,628	$102,951	$54,978	$136,296	$38,596
Undistributed net investment income	$200	$85	$453	$118	$239	$97

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

46	ANNUAL REPORT	2018

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy ProShares S&P 500 Bond Index Fund		Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
(In thousands)	Year ended 9-30-18	Period from 4-20-17 (commencement of operations) to 9-30-17	Year ended 9-30-18	Period from 4-20-17 (commencement of operations) to 9-30-17
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,274	$288	$6,468	$375
Net realized gain (loss) on investments	(1,323)	2	310	(36)
Net change in unrealized appreciation (depreciation)	(2,450)	116	32,384	2,516
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,499)	406	39,162	2,855

Distributions to Shareholders From:
Net investment income:
Class A	(73)	(24)	(27)	(2)
Class E	(28)	(8)	(19)	(2)
Class I	(1,615)	(185)	(3,884)	(210)
Class N	(315)	(9)	(1,686)	(2)
Class R	(19)	(6)	(9)	—
Net realized gains:
Class A	— *	—	— *	—
Class E	— *	—	— *	—
Class I	(5)	—	(18)	—
Class N	(1)	—	(11)	—
Class R	— *	—	— *	—
Total Distributions to Shareholders	(2,056)	(232)	(5,654)	(216)
Capital Share Transactions	23,151	56,292	253,000	90,136
Net Increase in Net Assets	19,596	56,466	286,508	92,775
Net Assets, Beginning of Period	56,466	—	92,775	—
Net Assets, End of Period	$76,062	$56,466	$379,283	$92,775
Undistributed net investment income	$285	$60	$1,009	$163

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	47

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES INTEREST RATE HEDGED HIGH YIELD INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments		Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$10.07	$0.50	$0.01		$0.51	$(0.48)	$(0.05)	$(0.53)
Year ended 9-30-2017(4)	10.00	0.20	0.01		0.21	(0.14)	—	(0.14)
Class E Shares
Year ended 9-30-2018	10.07	0.50	0.01		0.51	(0.48)	(0.05)	(0.53)
Year ended 9-30-2017(4)	10.00	0.20	0.01		0.21	(0.14)	—	(0.14)
Class I Shares
Year ended 9-30-2018	10.07	0.53	0.00	*	0.53	(0.50)	(0.05)	(0.55)
Year ended 9-30-2017(4)	10.00	0.22	0.00	*	0.22	(0.15)	—	(0.15)
Class N Shares
Year ended 9-30-2018	10.07	0.53	0.00	*	0.53	(0.50)	(0.05)	(0.55)
Year ended 9-30-2017(4)	10.00	0.21	0.01		0.22	(0.15)	—	(0.15)
Class R Shares
Year ended 9-30-2018	10.07	0.46	0.00	*	0.46	(0.43)	(0.05)	(0.48)
Year ended 9-30-2017(4)	10.00	0.18	0.01		0.19	(0.12)	—	(0.12)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

48	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$10.05	5.21%	$3	0.90%		5.04%		1.30%		4.64%		33%
Year ended 9-30-2017(4)	10.07	2.15	3	0.90	(5)	4.51	(5)	1.00	(5)	4.41	(5)	27	(6)
Class E Shares
Year ended 9-30-2018	10.05	5.21	1	0.90		5.04		1.26		4.68		33
Year ended 9-30-2017(4)	10.07	2.15	1	0.90	(5)	4.51	(5)	0.98	(5)	4.43	(5)	27	(6)
Class I Shares
Year ended 9-30-2018	10.05	5.48	40	0.65		5.31		1.17		4.79		33
Year ended 9-30-2017(4)	10.07	2.24	15	0.65	(5)	4.86	(5)	0.89	(5)	4.62	(5)	27	(6)
Class N Shares
Year ended 9-30-2018	10.05	5.48	1	0.65		5.29		1.00		4.94		33
Year ended 9-30-2017(4)	10.07	2.24	1	0.65	(5)	4.76	(5)	0.74	(5)	4.67	(5)	27	(6)
Class R Shares
Year ended 9-30-2018	10.05	4.70	1	1.37		4.57		1.71		4.23		33
Year ended 9-30-2017(4)	10.07	1.95	1	1.37	(5)	4.04	(5)	1.46	(5)	3.95	(5)	27	(6)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	49

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES MSCI ACWI INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2018	$10.92	$0.17	$0.84	$1.01	$(0.12)	$—	*	$(0.12)
Year ended 9-30-2017(4)	10.00	0.09	0.86	0.95	(0.03)	—		(0.03)
Class E Shares
Year ended 9-30-2018	10.92	0.19	0.84	1.03	(0.14)	—	*	(0.14)
Year ended 9-30-2017(4)	10.00	0.09	0.87	0.96	(0.04)	—		(0.04)
Class I Shares
Year ended 9-30-2018	10.92	0.20	0.84	1.04	(0.15)	—	*	(0.15)
Year ended 9-30-2017(4)	10.00	0.09	0.87	0.96	(0.04)	—		(0.04)
Class N Shares
Year ended 9-30-2018	10.92	0.20	0.85	1.05	(0.15)	—	*	(0.15)
Year ended 9-30-2017(4)	10.00	0.10	0.86	0.96	(0.04)	—		(0.04)
Class R Shares
Year ended 9-30-2018	10.91	0.11	0.85	0.96	(0.06)	—	*	(0.06)
Year ended 9-30-2017(4)	10.00	0.06	0.86	0.92	(0.01)	—		(0.01)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

50	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$11.81	9.27%	$14	0.90%		1.48%		1.24%		1.14%		39%
Year ended 9-30-2017(4)	10.92	9.50	10	0.90	(5)	1.79	(5)	1.31	(5)	1.38	(5)	51	(6)
Class E Shares
Year ended 9-30-2018	11.81	9.53	1	0.75		1.61		1.18		1.18		39
Year ended 9-30-2017(4)	10.92	9.56	1	0.75	(5)	1.95	(5)	1.28	(5)	1.42	(5)	51	(6)
Class I Shares
Year ended 9-30-2018	11.81	9.64	51	0.65		1.76		1.09		1.32		39
Year ended 9-30-2017(4)	10.92	9.60	26	0.65	(5)	1.95	(5)	1.18	(5)	1.42	(5)	51	(6)
Class N Shares
Year ended 9-30-2018	11.82	9.64	35	0.65		1.73		0.93		1.45		39
Year ended 9-30-2017(4)	10.92	9.60	16	0.65	(5)	2.16	(5)	1.04	(5)	1.77	(5)	51	(6)
Class R Shares
Year ended 9-30-2018	11.81	8.84	2	1.40		0.94		1.67		0.67		39
Year ended 9-30-2017(4)	10.91	9.20	2	1.39	(5)	1.31	(5)	1.77	(5)	0.93	(5)	51	(6)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	51

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES RUSSELL 2000 DIVIDEND GROWERS INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2018	$10.44	$0.16	$0.51	$0.67	$(0.14)	$—	*	$(0.14)
Year ended 9-30-2017(4)	10.00	0.07	0.39	0.46	(0.02)	—		(0.02)
Class E Shares
Year ended 9-30-2018	10.44	0.17	0.51	0.68	(0.15)	—	*	(0.15)
Year ended 9-30-2017(4)	10.00	0.07	0.39	0.46	(0.02)	—		(0.02)
Class I Shares
Year ended 9-30-2018	10.44	0.19	0.51	0.70	(0.17)	—	*	(0.17)
Year ended 9-30-2017(4)	10.00	0.09	0.37	0.46	(0.02)	—		(0.02)
Class N Shares
Year ended 9-30-2018	10.44	0.20	0.50	0.70	(0.17)	—	*	(0.17)
Year ended 9-30-2017(4)	10.00	0.09	0.37	0.46	(0.02)	—		(0.02)
Class R Shares
Year ended 9-30-2018	10.43	0.11	0.51	0.62	(0.09)	—	*	(0.09)
Year ended 9-30-2017(4)	10.00	0.05	0.38	0.43	—	—		—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

52	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$10.97	6.52%	$1	0.90%		1.55%		0.91%		1.54%		36%
Year ended 9-30-2017(4)	10.44	4.55	1	0.90	(5)	1.48	(5)	1.05	(5)	1.33	(5)	12	(6)
Class E Shares
Year ended 9-30-2018	10.97	6.64	1	0.78		1.67		0.91		1.54		36
Year ended 9-30-2017(4)	10.44	4.60	1	0.80	(5)	1.59	(5)	1.03	(5)	1.36	(5)	12	(6)
Class I Shares
Year ended 9-30-2018	10.97	6.79	97	0.65		1.82		0.83		1.64		36
Year ended 9-30-2017(4)	10.44	4.65	33	0.65	(5)	1.98	(5)	0.94	(5)	1.69	(5)	12	(6)
Class N Shares
Year ended 9-30-2018	10.97	6.79	36	0.65		1.93		0.66		1.92		36
Year ended 9-30-2017(4)	10.44	4.65	3	0.65	(5)	2.08	(5)	0.79	(5)	1.94	(5)	12	(6)
Class R Shares
Year ended 9-30-2018	10.96	6.05	1	1.40		1.05		1.40		1.05		36
Year ended 9-30-2017(4)	10.43	4.30	1	1.39	(5)	0.98	(5)	1.52	(5)	0.85	(5)	12	(6)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	53

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES S&P 500 BOND INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2018	$10.09	$0.27	$(0.50)	$(0.23)	$(0.24)	$—	*	$(0.24)
Year ended 9-30-2017(4)	10.00	0.11	0.06	0.17	(0.08)	—		(0.08)
Class E Shares
Year ended 9-30-2018	10.09	0.27	(0.49)	(0.22)	(0.25)	—	*	(0.25)
Year ended 9-30-2017(4)	10.00	0.11	0.06	0.17	(0.08)	—		(0.08)
Class I Shares
Year ended 9-30-2018	10.10	0.30	(0.51)	(0.21)	(0.27)	—	*	(0.27)
Year ended 9-30-2017(4)	10.00	0.12	0.07	0.19	(0.09)	—		(0.09)
Class N Shares
Year ended 9-30-2018	10.10	0.29	(0.50)	(0.21)	(0.27)	—	*	(0.27)
Year ended 9-30-2017(4)	10.00	0.11	0.08	0.19	(0.09)	—		(0.09)
Class R Shares
Year ended 9-30-2018	10.09	0.22	(0.50)	(0.28)	(0.19)	—	*	(0.19)
Year ended 9-30-2017(4)	10.00	0.08	0.07	0.15	(0.06)	—		(0.06)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

54	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$9.62	-2.26%	$3	0.65%		2.73%		0.70%		2.68%		79%
Year ended 9-30-2017(4)	10.09	1.69	3	0.65	(5)	2.34	(5)	—		—		45	(6)
Class E Shares
Year ended 9-30-2018	9.62	-2.22	1	0.60		2.79		0.69		2.70		79
Year ended 9-30-2017(4)	10.09	1.71	1	0.60	(5)	2.39	(5)	0.64	(5)	2.35	(5)	45	(6)
Class I Shares
Year ended 9-30-2018	9.62	-2.02	70	0.40		3.02		0.60		2.82		79
Year ended 9-30-2017(4)	10.10	1.78	34	0.40	(5)	2.65	(5)	0.54	(5)	2.51	(5)	45	(6)
Class N Shares
Year ended 9-30-2018	9.62	-2.11	1	0.40		2.95		0.45		2.90		79
Year ended 9-30-2017(4)	10.10	1.88	17	0.34	(5)	2.62	(5)	—		—		45	(6)
Class R Shares
Year ended 9-30-2018	9.62	-2.76	1	1.15		2.23		1.19		2.19		79
Year ended 9-30-2017(4)	10.09	1.50	1	1.13	(5)	1.85	(5)	—		—		45	(6)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	55

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY PROSHARES S&P 500 DIVIDEND ARISTOCRATS INDEX FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2018	$10.62	$0.21	$1.30	$1.51	$(0.17)	$—	*	$(0.17)
Year ended 9-30-2017(4)	10.00	0.08	0.56	0.64	(0.02)	—		(0.02)
Class E Shares
Year ended 9-30-2018	10.62	0.21	1.30	1.51	(0.17)	—	*	(0.17)
Year ended 9-30-2017(4)	10.00	0.08	0.56	0.64	(0.02)	—		(0.02)
Class I Shares
Year ended 9-30-2018	10.62	0.24	1.30	1.54	(0.20)	—	*	(0.20)
Year ended 9-30-2017(4)	10.00	0.09	0.56	0.65	(0.03)	—		(0.03)
Class N Shares
Year ended 9-30-2018	10.62	0.25	1.29	1.54	(0.20)	—	*	(0.20)
Year ended 9-30-2017(4)	10.00	0.09	0.56	0.65	(0.03)	—		(0.03)
Class R Shares
Year ended 9-30-2018	10.62	0.15	1.29	1.44	(0.11)	—	*	(0.11)
Year ended 9-30-2017(4)	10.00	0.05	0.57	0.62	—	—		—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 20, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

56	ANNUAL REPORT	2018

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$11.96	14.29%	$2	0.75%		1.87%		0.81%		1.81%		27%
Year ended 9-30-2017(4)	10.62	6.39	1	0.75	(5)	1.63	(5)	0.86	(5)	1.52	(5)	4	(6)
Class E Shares
Year ended 9-30-2018	11.96	14.29	1	0.75		1.87		0.76		1.86		27
Year ended 9-30-2017(4)	10.62	6.39	1	0.75	(5)	1.64	(5)	0.81	(5)	1.58	(5)	4	(6)
Class I Shares
Year ended 9-30-2018	11.96	14.56	282	0.50		2.14		0.65		1.99		27
Year ended 9-30-2017(4)	10.62	6.49	87	0.50	(5)	1.97	(5)	0.72	(5)	1.75	(5)	4	(6)
Class N Shares
Year ended 9-30-2018	11.96	14.56	93	0.49		2.17		—		—		27
Year ended 9-30-2017(4)	10.62	6.49	3	0.50	(5)	1.89	(5)	0.57	(5)	1.82	(5)	4	(6)
Class R Shares
Year ended 9-30-2018	11.95	13.61	1	1.26		1.35		—		—		27
Year ended 9-30-2017(4)	10.62	6.20	1	1.29	(5)	1.09	(5)	1.35	(5)	1.03	(5)	4	(6)

See Accompanying Notes to Financial Statements.

2018	ANNUAL REPORT	57

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

SEPTEMBER 30, 2018

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund (each, a “Fund”) are five series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A, Class E, Class I, Class N and Class R shares. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class I, Class N and Class R shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, E and R have a distribution and service plan. Class I shares and Class N shares are not included in the plan.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

58	ANNUAL REPORT	2018

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

2018	ANNUAL REPORT	59

New Rule Issuance. In March 2017, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management is currently evaluating the implication of this amendment and its impact to the Funds’ financial statements and related disclosures.

In August 2018, the FASB issued ASU 2018-13 which changes the fair value measurement disclosure requirements of ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the implication of this amendment and its impact to the Funds’ financial statements and related disclosures.

In October 2018, the Securities Exchange Commission (“Commission”) adopted amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. GAAP, or changes in the information environment. We are also referring certain Commission disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the FASB for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments are effective November 2018. Management is currently evaluating the implication of these amendments and their impact to the Funds’ financial statements and related disclosures.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued,

60	ANNUAL REPORT	2018

pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which values are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, or equity prices.

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Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of September 30, 2018, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations.

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options in futures contracts may also be purchased or sold by a Fund.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash

62	ANNUAL REPORT	2018

held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Ivy ProShares Interest Rate Hedged High Yield Index Fund invests in long and/or short positions in futures contracts to economically hedge against changes in interest rates (interest rate risk).

Collateral and rights of offset. A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2018:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy ProShares Interest Rate Hedged High Yield Index Fund	Interest rate	Unrealized appreciation on futures contracts*	$282		$—

*

The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended September 30, 2018.

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended September 30, 2018:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy ProShares Interest Rate Hedged High Yield Index Fund	Interest rate	$—	$—	$658	$—	$—	$658

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended September 30, 2018:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy ProShares Interest Rate Hedged High Yield Index Fund	Interest rate	$—	$—	$148	$—	$—	$148

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

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During the year ended September 30, 2018, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$—	$28,619	$—	$—	$—

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS
($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $5,000M	Over $5,000M
Ivy ProShares Interest Rate Hedged High Yield Index Fund	0.50%	0.48%	0.46%	0.45%
Ivy ProShares MSCI ACWI Index Fund	0.45	0.43	0.41	0.40
Ivy ProShares Russell 2000 Dividend Growers Index Fund	0.40	0.38	0.36	0.35
Ivy ProShares S&P 500 Bond Index Fund	0.20	0.18	0.16	0.15
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	0.35	0.33	0.31	0.30

IICO has entered into a Subadvisory Agreement with the following entity on behalf of the Funds:

Under an agreement between IICO and ProShare Advisors LLC (“ProShare Advisors”), ProShare Advisors serves as subadviser to the Funds. The subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily

64	ANNUAL REPORT	2018

net assets of the class for the preceding month. For Class N shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of certain Class A and Class E shares and is paid to IDI. During the year ended September 30, 2018, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions		CDSC			Commissions Paid(1)
			Class A		Class E
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—		$—	*	$—	$—
Ivy ProShares MSCI ACWI Index Fund	30		1		—	26
Ivy ProShares Russell 2000 Dividend Growers Index Fund	—	*	—		—	—	*
Ivy ProShares S&P 500 Bond Index Fund	—	*	—		—	—	*
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	1		—		—	1

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. IICO, the Funds’ investment manager, IDI, the Funds’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Funds’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Fund and class expense limitations and related waivers/reimbursements for the year ended September 30, 2018 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy ProShares Interest Rate Hedged High Yield Index Fund	All Classes	Contractual	4-20-2017	1-31-2019	N/A	$101	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2019	0.90%	$2		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	1-31-2019	0.90%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2019	0.65%	$41		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2019	0.65%	$—	*	Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	Not to exceed Class I	$—		N/A

2018	ANNUAL REPORT	65

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy ProShares MSCI ACWI Index Fund	All Classes	Contractual	4-20-2017	1-31-2019	N/A	$230	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2019	0.90%	$9		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	1-31-2019	0.75%	$2		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2019	0.65%	$71		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2019	0.65%	$3		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	Not to exceed Class I	$—		N/A
Ivy ProShares Russell 2000 Dividend Growers Index Fund	All Classes	Contractual	4-20-2017	1-31-2019	N/A	$1	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2019	0.90%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	7-31-2019	0.73%(2)	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2019	0.65%	$128		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2019	0.65%	$2		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	Not to exceed Class I	$—		N/A
Ivy ProShares S&P 500 Bond Index Fund	All Classes	Contractual	4-20-2017	1-31-2019	N/A	$25	(1)	Investment Management Fee
	Class A	Contractual	4-20-2017	1-31-2019	0.65%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	1-31-2019	0.60%	$1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2019	0.40%	$100		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2019	0.40%	$2		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2020	Not to exceed Class I	$—		N/A
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	Class A	Contractual	4-20-2017	1-31-2019	0.75%	$1		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-20-2017	1-31-2019	0.75%	$—	*	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	4-20-2017	1-31-2019	0.50%	$308		Shareholder Servicing
	Class N	Contractual	4-20-2017	1-31-2019	0.50%	$—		N/A
	Class N	Contractual	4-20-2017	1-31-2020	Not to exceed Class I	$—		N/A

*	Not shown due to rounding.

(1)	Due to Class A, Class E, Class I and/or Class N contractual expense limits, investment management fees were waived for all share classes.

(2)	Reflects the lower expense limit which went into effect July 31, 2018. Prior to July 31, 2018, the expense limit in effect was 0.80%.

Any amounts due to the Funds as a reimbursement but not paid as of September 30, 2018 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

6.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 6) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund

66	ANNUAL REPORT	2018

Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2018.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2018, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$34,043	$—	$9,219
Ivy ProShares MSCI ACWI Index Fund	—	75,930	—	33,220
Ivy ProShares Russell 2000 Dividend Growers Index Fund	—	127,180	—	34,158
Ivy ProShares S&P 500 Bond Index Fund	—	81,610	—	58,367
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—	337,382	—	80,505

8.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

The Funds may lend their portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statement of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for each Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of September 30, 2018 and the total value of the related cash collateral are disclosed in the Statement of Assets and Liabilities. Income earned by the Funds from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2018:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Ivy ProShares MSCI ACWI Index Fund	$817	$575	$275	$850
Ivy ProShares Russell 2000 Dividend Growers Index Fund	5,848	2,087	3,903	5,990
Ivy ProShares S&P 500 Bond Index Fund	297	135	169	304
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	469	479	—	479

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

2018	ANNUAL REPORT	67

9.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy ProShares Interest Rate Hedged High Yield Index Fund				Ivy ProShares MSCI ACWI Index Fund
	Year ended 9-30-18		Period from 4-20-17 (commencement of operations) to 9-30-17		Year ended 9-30-18
	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	7	$68	300	$3,000	420	$4,813
Class E	3	32	101	1,009	12	138
Class I	2,941	29,251	1,492	14,971	2,516	28,928
Class N	—	—	100	1,000	1,990	22,724
Class R	—	—	100	1,000	199	2,260
Shares issued in reinvestment of distributions to shareholders:
Class A	— *	1	—	—	3	41
Class E	— *	1	—	—	—	1
Class I	84	831	9	88	19	222
Class N	—	—	—	—	32	366
Class R	—	—	—	—	—	—
Shares redeemed:
Class A	— *	(1)	—	—	(78)	(891)
Class E	(1)	(5)	—	—	(1)	(10)
Class I	(531)	(5,286)	(54)	(544)	(620)	(7,180)
Class N	—	—	—	—	(612)	(7,076)
Class R	—	—	—	—	(201)	(2,268)
Net increase	2,503	$24,892	2,048	$20,524	3,679	$42,068

	Ivy ProShares MSCI ACWI Index Fund		Ivy ProShares Russell 2000 Dividend Growers Index Fund
	Period from 4-20-17 (commencement of operations) to 9-30-17		Year ended 9-30-18		Period from 4-20-17 (commencement of operations) to 9-30-17
	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	885	$8,924	12	$133	123	$1,227
Class E	101	1,017	9	89	81	808
Class I	2,423	25,017	7,568	78,680	3,238	32,707
Class N	1,495	16,203	3,536	37,129	283	2,860
Class R	200	2,000	—	—	80	800
Shares issued in reinvestment of distributions to shareholders:
Class A	— *	3	— *	1	—	—
Class E	—	—	— *	1	—	—
Class I	3	30	70	746	4	38
Class N	—	—	39	407	—	—
Class R	—	—	—	—	—	—
Shares redeemed:
Class A	(14)	(152)	(1)	(12)	(2)	(16)
Class E	—	—	(3)	(32)	—	—
Class I	(47)	(506)	(1,949)	(20,718)	(108)	(1,088)
Class N	(11)	(121)	(557)	(5,884)	(2)	(16)
Class R	—	—	—	—	—	—
Net increase	5,035	$52,415	8,724	$90,540	3,697	$37,320

*	Not shown due to rounding.

68	ANNUAL REPORT	2018

	Ivy ProShares S&P 500 Bond Index Fund				Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
	Year ended 9-30-18		Period from 4-20-17 (commencement of operations) to 9-30-17		Year ended 9-30-18
	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	5	$49	303	$3,035	81	$909
Class E	14	133	108	1,083	42	465
Class I	5,341	52,685	3,514	35,371	19,803	222,882
Class N	257	2,508	1,664	16,776	10,607	115,896
Class R	—	—	100	1,000	—	—
Shares issued in reinvestment of distributions to shareholders:
Class A	—	—	—	—	1	6
Class E	— *	3	—	—	— *	5
Class I	114	1,108	12	118	243	2,799
Class N	29	289	—	—	147	1,685
Class R	—	—	—	—	—	—
Shares redeemed:
Class A	(3)	(34)	(3)	(34)	(36)	(398)
Class E	(2)	(16)	—	—	(5)	(54)
Class I	(1,607)	(15,634)	(93)	(936)	(4,686)	(53,869)
Class N	(1,838)	(17,940)	(12)	(121)	(3,220)	(37,326)
Class R	—	—	—	—	—	—
Net increase	2,310	$23,151	5,593	$56,292	22,977	$253,000

	Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
	Period from 4-20-17 (commencement of operations) to 9-30-17
	Shares	Value
Shares issued from sale of shares:
Class A	128	$1,278
Class E	83	832
Class I	8,551	88,333
Class N	276	2,861
Class R	80	800
Shares issued in reinvestment of distributions to shareholders:
Class A	—	—
Class E	—	—
Class I	13	132
Class N	—	—
Class R	—	—
Shares redeemed:
Class A	(3)	(28)
Class E	—	—
Class I	(392)	(4,056)
Class N	(2)	(16)
Class R	—	—
Net increase	8,734	$90,136

*	Not shown due to rounding.

2018	ANNUAL REPORT	69

10.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2018 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$44,841	$335	$774	$(439)
Ivy ProShares MSCI ACWI Index Fund	95,623	11,895	3,839	8,056
Ivy ProShares Russell 2000 Dividend Growers Index Fund	130,659	10,497	3,124	7,373
Ivy ProShares S&P 500 Bond Index Fund	78,026	42	2,378	(2,336)
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	346,518	39,183	6,727	32,456

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended September 30, 2018 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$377	$392	$—	$—	$—
Ivy ProShares MSCI ACWI Index Fund	500	—	—	75	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	1,069	—	—	—	—
Ivy ProShares S&P 500 Bond Index Fund	286	—	—	—	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	3,700	—	—	—	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended September 30, 2018 and 2017 were as follows:

	September 30, 2018		September 30, 2017
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$1,481	$55	$247	$—
Ivy ProShares MSCI ACWI Index Fund	1,082	—	124	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	1,629	4	73	—
Ivy ProShares S&P 500 Bond Index Fund	2,056	—	232	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	5,654	—	216	—

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of September 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2018, the capital loss carryovers were as follows:

Fund	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$—
Ivy ProShares MSCI ACWI Index Fund	—	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	—	—
Ivy ProShares S&P 500 Bond Index Fund	1,187	138
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—	—

70	ANNUAL REPORT	2018

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), partnership transactions, and start-up costs. At September 30, 2018, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$2	$—	$(2)
Ivy ProShares MSCI ACWI Index Fund	(20)	22	(2)
Ivy ProShares Russell 2000 Dividend Growers Index Fund	2	—	(2)
Ivy ProShares S&P 500 Bond Index Fund	1	1	(2)
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	3	—	(3)

2018	ANNUAL REPORT	71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Shareholders and Board of Trustees of Ivy Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund, and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund (the “Funds”), five of the series constituting the Ivy Funds, including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year ended September 30, 2018 and for the period from April 20, 2017 (commencement of operations) through September 30, 2017, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year ended September 30, 2018 and for the period from April 20, 2017 (commencement of operations) through September 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

November 20, 2018

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

72	ANNUAL REPORT	2018

INCOME TAX INFORMATION	IVY FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2018:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy ProShares Interest Rate Hedged High Yield Index Fund	$—	$—
Ivy ProShares MSCI ACWI Index Fund	567,563	1,082,228
Ivy ProShares Russell 2000 Dividend Growers Index Fund	1,320,232	1,318,361
Ivy ProShares S&P 500 Bond Index Fund	—	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	4,600,971	4,737,068

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy ProShares Interest Rate Hedged High Yield Index Fund	$54,768
Ivy ProShares MSCI ACWI Index Fund	—
Ivy ProShares Russell 2000 Dividend Growers Index Fund	4,092
Ivy ProShares S&P 500 Bond Index Fund	—
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	—

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

2018	ANNUAL REPORT	73

BOARD OF TRUSTEES AND OFFICERS	IVY FUNDS

(UNAUDITED)

The Trust is governed by the Board of Trustees (the “Board”). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Independent Trustees. The Board elects the officers who are responsible for administering the Funds’ day-to-day operations. The Trust is part of the Fund Complex, which is comprised of the 50 portfolios within the Trust, 29 portfolios within the Ivy Variable Insurance Portfolios (Ivy VIP), Ivy High Income Opportunities Fund (a closed-end fund) (IVH), 3 funds within the Ivy NextShares and 6 portfolios within the InvestEd Portfolios. Each member of the Board also is a member of the Board of Trustees of each of the other trusts within the Fund Complex.

Joseph Harroz, Jr. serves as Independent Chairman of the Trust’s Board and of the Board of Trustees of the other funds in the Fund Complex. A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.800.777.6472. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Independent Trustees

The following table provides information regarding each Independent Trustee.

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2002	President, Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); Chairman of the Board, Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present)	89	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1981 to present); Member, Kansas Board of Regents (2007-2011); Trustee and Governance Committee Member, Kansas State University Foundation (Education) (1981 to present); Director, Kansas Bioscience Authority (2009-2016); Committee Member, Kansas Foundation for Medical Care (2001-2011); Trustee, Waddell & Reed Advisors Funds (2007-2018); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Trustee, Ivy VIP (2007 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2007 to present) (6 portfolios overseen)

74	ANNUAL REPORT	2018

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Professor of Law, Washburn University School of Law (1973 to present)	89	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Waddell & Reed Advisors Funds (1997-2018); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen); Trustee, Ivy VIP (1997 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen)
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present)	89	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen)

2018	ANNUAL REPORT	75

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	1998 2006	Dean, College of Law, Vice President, University of Oklahoma (2010 to present); Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present)	89	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, Waddell & Reed Advisors Funds (Independent Chairman: 2015-2018; Trustee: 1998 to 2018); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Independent Chairman and Trustee, Ivy NextShares, (2016 to present) (3 portfolios overseen); Independent Chairman and Trustee, Ivy VIP, (Independent Chairman: 2015 to present); Trustee: 1998 to present) (29 portfolios overseen); Independent Chairman and Trustee, InvestEd Portfolios (Independent Chairman: 2015 to present; Trustee: 2001 to present) (6 portfolios overseen)

76	ANNUAL REPORT	2018

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2002	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	89	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen)
Frank J. Ross, Jr. Polsinelli PC 700 West 47th Street, Suite 1000 Kansas City, MO 64112 1953	Trustee	2017	Shareholder/Director, Polsinelli PC (law firm) (1980 to present)	89	Director, American Red Cross (community service) (2003-2010); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, Greater Kansas City Chapter (2001-2009); Trustee, Waddell & Reed Advisors Funds (1996-2018); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen); Trustee, Ivy VIP (1996 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen)

2018	ANNUAL REPORT	77

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999)	89	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003-2017); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen)
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1999	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	89	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, Hansberger Institutional Funds (2000-2007); Trustee, Waddell & Reed Advisors Funds (2017-2018); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Trustee, Ivy VIP (2017 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen)

78	ANNUAL REPORT	2018

Interested Trustee

Mr. Herrmann is “interested” by virtue of his former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Distributors, Inc. (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	1998	Retired, Non-Executive Chairman of the Board, WDR (2016-2018); Formerly Chairman, WDR (2010-2018); CEO, WDR (2005-2016); President, CEO and Chairman, IICO (2002-2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President of each of the funds in the Fund Complex (2001-2016).	89	Director, WDR, (1998 to present); Director, IICO (2002-2016) ; Director, WRIMCO (1991-2016) ; Director, WISC (2001-2016) ; Director, W&R Capital Management Group, Inc. (2008-2016) ; Director, WRI (1993-2016); Director, Blue Cross Blue Shield of Kansas City (2007-2017); Trustee, Waddell & Reed Advisors Funds (1998 to 2018); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen);Trustee, Ivy VIP (1998 to present) (29 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen)

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Senior Vice President and Associate General Counsel of Waddell & Reed and Ivy Distributors, Inc. (“IDI”) (2018 to present); Secretary for each of the funds in the Fund Complex (2017 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	2008 2008 2008	2006 2006 2007	Vice President of Waddell & Reed Services Company (“WRSCO”) (2007 to present); Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Funds Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006)

2018	ANNUAL REPORT	79

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Philip J. Sanders** 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2006	CEO, WDR (2016 to present); Chief Investment Officer, WDR (2011 to present); Chief Investment Officer, IICO and WRIMCO (2010 to present); President, CEO and Chairman, IICO and WRIMCO (2016 to present); President of each of the funds in the Funds Complex (2016 to present)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present); Vice President of WRIMCO and IICO (2006 to present); Vice President of each of the funds in the Fund Complex (2006 to present)
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President, Waddell & Reed and IDI (2017 to present); Vice President of Waddell & Reed and IDI (2010-2016)
John E. Sundeen, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1960	Vice President	2008	2006	Senior Vice President (1999 to present) and Chief Administrative Officer (2006 to present) of WDR; Executive Vice President and Chief Administrative Officer of IICO and WRIMCO (2004 to present); Executive Vice President of WRSCO (2016 to present)

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

** Mr. Sanders was Vice President of the Trust since 2006, and of the Fund Complex since 1998, until his appointment as President in August 2016.

80	ANNUAL REPORT	2018

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENTS	IVY FUNDS

(UNAUDITED)

At a meeting of the Board of Trustees (the “Board”) of Ivy Funds (the “Trust”) held on August 14th and 15th, 2018, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust and the continuance of the Investment Subadvisory Agreements between IICO and:

•	Apollo Credit Management, LLC (with respect to Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund);

•	I.G. International Management Limited (with respect to Ivy IG International Small Cap Fund);

•	LaSalle Investment Management Securities, LLC (with respect to Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund and Ivy Apollo Multi-Asset Income Fund);

•	Pictet Asset Management Limited and Pictet Asset Management (Singapore) PTE Ltd. (with respect to Ivy Pictet Emerging Markets Local Currency Debt Fund);

•	Pictet Asset Management Limited and Pictet Asset Management SA (with respect to Ivy Pictet Targeted Return Bond Fund);

•	PineBridge Investments, LLC (with respect to Ivy PineBridge High Yield Fund);

•

ProShare Advisors, LLC (with respect to Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares MSCI ACWI Index Fund); and

•	Securian Asset Management, Inc. (with respect to Ivy Securian Core Bond Fund and Ivy Securian Real Estate Securities Fund).

Each subadviser is referred to herein as a “Subadviser,” and the Management Agreement and the Investment Subadvisory Agreements are referred to collectively herein as the “Agreements.”

The Board’s Independent Trustees were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of IICO. Independent legal counsel explained the factors that the Board should consider as part of its review of the Agreements, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO and the Subadvisers, profitability (including any fall-out benefits) from IICO’s and the Subadvisers’ relationships with each series of the Trust (each, a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO and each Subadviser in response to 15(c) due diligence request lists submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from Broadridge, Inc. (“Broadridge”) an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2018. They further reviewed these materials extensively among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 14-15, 2018 Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Agreements are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO and each Subadviser, taking into account the large amount of materials produced by IICO and each Subadviser in response to the 15(c) due diligence requests submitted on its behalf by independent legal counsel to the Independent Trustees.

The Board also took into account the report from its Investment Oversight Committee (the “IOC”), in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the performance of the Funds, IICO’s investment risk management function, and the on-going changes IICO has been undertaking for itself, the Trust and the overall fund complex. As such, the Board examined all of IICO’s activities in light of performance and expense structure, as well as the proposed overall rationalization of the fund complex, which is designed to provide economies of scale to the shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

2018	ANNUAL REPORT	81

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO and each Subadviser, as well as the other services provided to the Funds by IICO and each Subadviser (such as managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO and each Subadviser, noting the resources that IICO has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO and each Subadviser were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with the Funds

The Board next discussed whether IICO or any Subadviser derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency/shareholder servicing fees that Waddell & Reed Services Company, an affiliate of IICO, provides the Funds. The Board took note of the caps that management previously had agreed to on shareholder servicing costs. The Board also considered the benefits that accrue to each service provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by affiliates of IICO, including distribution, administrative and Fund accounting services, and, as discussed above, shareholder servicing. After full consideration of these and other factors, the Board concluded that none of IICO, any Subadviser or any of their affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO or any Investment Subadvisory Agreement with a Subadviser.

Economies	of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the fact that as a Fund’s assets have grown, the expenses of that Fund generally have fallen, although the Board took into account that the overall assets of the Funds have fallen during the prior year. Additionally, in that regard, the Board considered the significant number of initiatives that IICO is undertaking to seek to rationalize the fund complex, reduce expenses and enhance performance.

Performance	of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing in particular on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective Lipper index for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective Lipper index, the Board recognized that IICO, or the applicable Subadviser, had taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation and fee reduction arrangements entered into by IICO in light of the services provided by IICO and each Subadviser. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO (or an affiliate) charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent	Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged an independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to the Funds. The independent fee consultant’s review addressed the following fee-related factors:

1.	The nature, extent and quality of IICO’s services to the Funds;

82	ANNUAL REPORT	2018

2.	Management fees and expenses in the context of performance;

3.	Product category expenses, including peers;

4.	Profit margins of IICO’s parent from supplying such services;

5.	Subadviser and institutional fee analyses; and

6.	Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary	Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2018, approximately 15% of the Funds were in the top quartile of performance and 33% of the Funds were in the top two quartiles of performance and that short-term performance of such Funds were showing signs of improvement. Specifically, the report noted that 49% of the Funds were in the top two quartiles in the one-year period, and that 31% of all such Funds had improving performance in their one-year period. The independent fee consultant noted that the Funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO including economic analysis, investment management depth, ability to attract top talent, strategic vision, performance-focused culture, and an effective trading infrastructure.

The report further indicated that total expenses of the Funds, on average, were 4% below the average total expenses of their respective Broadridge Expense Group peers and flat compared to the average total expenses for their Broadridge Expense Universes. The management fees for the Funds were 4% over the average management fees of their respective Broadridge Expense Group peers and 6% over the average management fees for their Broadridge Expense Universes.

The report also stated that the management fees IICO charges to the Funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the Funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the Funds’ shareholders generally are benefitting from lower expenses as the Funds’ assets grow through management fee breakpoints, decline in transfer agency expenses, decline in custody contract rates and declines in other non-management expenses.

The report also noted that the overall profitability of IICO’s parent relative to other complexes is reasonable. Finally, the report noted that IICO has continued to invest in AUM growth, which is designed to help drive down fund expenses and attract top investment management talent, as well as in fund mergers, which could help drive down expenses, both of which can benefit the Funds’ investors.

Finally, the report also examined the fees that IICO retains on Funds that are subadvised by unaffiliated Subadvisers, and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar Funds likewise are reasonable relative to the industry.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the Funds in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Agreements.

2018	ANNUAL REPORT	83

ANNUAL PRIVACY NOTICE	IVY FUNDS

(UNAUDITED)

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Distributors, Inc. (“IDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to affect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

84	ANNUAL REPORT	2018

PROXY VOTING INFORMATION	IVY FUNDS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:	IVY FUNDS

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

2018	ANNUAL REPORT	85

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86	ANNUAL REPORT	2018

THE IVY FUNDS FAMILY

Domestic Equity Funds

Ivy Accumulative Fund

Ivy Core Equity Fund

Ivy Large Cap Growth Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Core Fund

Ivy Small Cap Growth Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

Global/International Funds

Ivy Emerging Markets Equity Fund

Ivy European Opportunities Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy Global Income Allocation Fund

Ivy IG International Small Cap Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Ivy Pictet Emerging Markets Local Currency Debt Fund

Ivy Pzena International Value Fund

Index Funds

Ivy ProShares Interest Rate Hedged High Yield Index Fund

Ivy ProShares MSCI ACWI Index Fund

Ivy ProShares Russell 2000 Dividend Growers Index Fund

Ivy ProShares S&P 500 Bond Index Fund

Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Speciality Funds

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy LaSalle Global Real Estate Fund

Ivy LaSalle Global Risk-Managed Real Estate Fund

Ivy Natural Resources Fund

Ivy Science and Technology Fund

Ivy Securian Real Estate Securities Fund

Ivy Wilshire Global Allocation Fund

Fixed Income Funds

Ivy Apollo Strategic Income Fund

Ivy California Municipal High Income Fund

Ivy Corporate Bond Fund

Ivy Crossover Credit Fund

Ivy Global Bond Fund

Ivy Government Securities Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Pictet Targeted Return Bond Fund

Ivy PineBridge High Yield Fund

Ivy Securian Core Bond Fund

Money Market Funds

Ivy Cash Management Fund

Ivy Government Money Market Fund

1.800.777.6472

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Distributors, Inc.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.ivyinvestments.com or from a financial advisor. Read it carefully before investing.

2018	ANNUAL REPORT	87

ANN-IPS (9-18)

ITEM 2.	CODE OF ETHICS

(a)

As of September 30, 2018, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of Jarold W. Boettcher, James D. Gressett, and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2018	$401,700
2017	339,700

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2018	$0
2017	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2018	$60,915
2017	17,300

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2018	$550
2017	325

These fees are related to the review of internal control.

(e)	(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$17,625 and $61,465 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $137,000 and $116,700 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)  (1)  The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)  (2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS

(Registrant)

By	/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date:	December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Philip J. Sanders
Philip J. Sanders, President and Principal Executive Officer

Date:	December 7, 2018

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date:	December 7, 2018